SEC File Nos. 002-33371

811-01880

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

Registration Statement

Under

the Securities Act Of 1933

Post-Effective Amendment No. 95

and

Registration Statement

Under

the Investment Company Act Of 1940

Amendment No. 76

THE INCOME FUND OF AMERICA

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive
Irvine, California 92618-4518

(Address of Principal Executive Offices)

Registrant's Telephone Number, Including Area Code:

(213) 486-9200

Michael W. Stockton, Secretary

The Income Fund of America

333 South Hope Street

Los Angeles, California 90071-1406

(Name and Address of Agent for Service)

Copies to:

Lea Anne Copenhefer

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110-1726

(Counsel for the Registrant)

Approximate date of proposed public offering:

It is proposed that this filing will become effective on October 1, 2019, pursuant to paragraph (b) of Rule 485.

The Income Fund of America® Prospectus October 1, 2019

Class	A	C	T	F-1	F-2	F-3	529-A	529-C	529-E	529-T
	AMECX	IFACX	TIAFX	IFAFX	AMEFX	FIFAX	CIMAX	CIMCX	CIMEX	TFAAX
Class	529-F-1	R-1	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
	CIMFX	RIDAX	RIDBX	RIEBX	RIDCX	RIDEX	RIDHX	RIDFX	RIDGX

Beginning January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, we intend to no longer mail paper copies of the fund’s shareholder reports, unless specifically requested from American Funds or your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the American Funds website (capitalgroup.com); you will be notified by mail and provided with a website link to access the report each time a report is posted. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or enroll in e-delivery at capitalgroup.com (for accounts held directly with the fund).

You may elect to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you may inform American Funds that you wish to continue receiving paper copies of your shareholder reports by contacting us at (800) 421-4225. Your election to receive paper reports will apply to all funds held with American Funds or through your financial intermediary.

The U.S. Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Table of contents

Investment objectives	1
Fees and expenses of the fund	1
Principal investment strategies	2
Principal risks	3
Investment results	5
Management	7
Purchase and sale of fund shares	7
Tax information	7
Payments to broker-dealers and other financial intermediaries	7
Investment objectives, strategies and risks	8
Management and organization	13
Shareholder information	16
Purchase, exchange and sale of shares	17
How to sell shares	22
Distributions and taxes	26
Choosing a share class	26
Sales charges	28
Sales charge reductions and waivers	31
Rollovers from retirement plans to IRAs	38
Plans of distribution	40
Other compensation to dealers	40
Fund expenses	42
Financial highlights	44
Appendix	49

Investment objectives The fund’s investment objectives are to provide you with current income while secondarily striving for capital growth.

Fees and expenses of the fund This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class F-2 or F-3 shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in American Funds. More information about these and other discounts is available from your financial professional, in the “Sales charge reductions and waivers” sections on page 31 of the prospectus and on page 85 of the fund’s statement of additional information, and in the sales charge waiver appendix to this prospectus.

Shareholder fees (fees paid directly from your investment)
Share class:	A and 529-A	C and 529-C	529-E	T and 529-T	All F and 529-F share classes	All R share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	none	none	2.50%	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	1.00[1]	1.00%	none	none	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Share class:	A	C	T	F-1	F-2	F-3	529-A
Management fees	0.22%	0.22%	0.22%	0.22%	0.22%	0.22%	0.22%
Distribution and/or service (12b-1) fees	0.25	1.00	0.25	0.25	none	none	0.24
Other expenses[2]	0.11	0.11	0.11	0.16	0.15	0.04	0.16
Total annual fund operating expenses	0.58	1.33	0.58	0.63	0.37	0.26	0.62

Share class:	529-C	529-E	529-T	529-F-1	R-1	R-2	R-2E
Management fees	0.22%	0.22%	0.22%	0.22%	0.22%	0.22%	0.22%
Distribution and/or service (12b-1) fees	1.00	0.50	0.25	0.00	1.00	0.75	0.60
Other expenses[2]	0.16	0.13	0.17	0.16	0.14	0.39	0.25
Total annual fund operating expenses	1.38	0.85	0.64	0.38	1.36	1.36	1.07

Share class:	R-3	R-4	R-5E	R-5	R-6
Management fees	0.22%	0.22%	0.22%	0.22%	0.22%
Distribution and/or service (12b-1) fees	0.50	0.25	none	none	none
Other expenses[2]	0.19	0.14	0.18	0.09	0.04
Total annual fund operating expenses	0.91	0.61	0.40	0.31	0.26

1  A contingent deferred sales charge of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. Contingent deferred sales charge is calculated based on the lesser of the offering price and market value of shares being sold.

2 Restated to reflect current fees.

The Income Fund of America / Prospectus     1

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. You may be required to pay brokerage commissions on your purchases and sales of Class F-2 or F-3 shares of the fund, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share class:	A	C	T	F-1	F-2	F-3	529-A	529-C	529-E	529-T	529-F-1	R-1	R-2
1 year	$ 631	$ 235	$308	$ 64	$ 38	$ 27	$ 635	$ 240	$ 87	$ 314	$ 39	$ 138	$ 138
3 years	750	421	431	202	119	84	762	437	271	450	122	431	431
5 years	880	729	566	351	208	146	901	755	471	598	213	745	745
10 years	1,259	1,601	958	786	468	331	1,305	1,657	1,049	1,028	480	1,635	1,635

Share class:	R-2E	R-3	R-4	R-5E	R-5	R-6	For the share classes listed to the right, you would pay the following if you did not redeem your shares:	Share class:	C	529-C
1 year	$ 109	$ 93	$ 62	$ 41	$ 32	$ 27		1 year	$ 135	$ 140
3 years	340	290	195	128	100	84		3 years	421	437
5 years	590	504	340	224	174	146		5 years	729	755
10 years	1,306	1,120	762	505	393	331		10 years	1,601	1,657

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 67% of the average value of its portfolio.

Principal investment strategies Normally the fund invests primarily in income-producing securities. These include equity securities, such as dividend-paying common stocks, and debt securities, such as interest-paying bonds.

Generally at least 60% of the fund’s assets will be invested in common stocks and other equity-type securities. However, the composition of the fund’s investments in equity, debt and cash or money market instruments may vary substantially depending on various factors, including market conditions. The fund may also invest up to 30% of its assets in equity securities of issuers domiciled outside the United States, including issuers in developing countries. In addition, the fund may invest up to 20% of its assets in lower quality, higher yielding nonconvertible debt securities (rated Ba1 and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser); such securities are sometimes referred to as “junk bonds.” The fund may also invest up to 10% of its assets in debt securities of issuers domiciled outside the United States; however, these securities must be denominated in U.S. dollars.

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers.

2     The Income Fund of America / Prospectus

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

Principal risks This section describes the principal risks associated with investing in the fund. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in income-oriented stocks — The value of the fund’s securities and income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or

The Income Fund of America / Prospectus     3

interest and the security will go into default. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

4     The Income Fund of America / Prospectus

Investment results The following bar chart shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with a broad measure of securities market results and other applicable measures of market results. This information provides some indication of the risks of investing in the fund. The 65%/35% S&P 500 Index/Bloomberg Barclays Index is a composite blend of 65% of the S&P 500 Index and 35% of the Bloomberg Barclays U.S. Aggregate Index and represents a broad measure of the U.S. stock and bond markets, including market sectors in which the fund may invest. The Lipper Income Funds Index includes the fund and other funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. Past investment results (before and after taxes) are not predictive of future investment results. Updated information on the fund’s investment results can be obtained by visiting capitalgroup.com.

The Income Fund of America / Prospectus     5

Average annual total returns For the periods ended December 31, 2018 (with maximum sales charge):
Share class	Inception date	1 year	5 years	10 years	Lifetime
A − Before taxes	12/1/1973	–10.58%	3.67%	8.84%	10.54%
− After taxes on distributions		–12.22	2.38	7.66	N/A
− After taxes on distributions and sale of fund shares		–5.29	2.68	7.00	N/A

Share classes (before taxes)	Inception date	1 year	5 years	10 years	Lifetime
C	3/15/2001	–6.74%	4.07%	8.61%	6.24%
F-1	3/15/2001	–5.17	4.82	9.41	6.70
F-2	8/1/2008	–4.95	5.09	9.69	6.88
F-3	1/27/2017	–4.86	N/A	N/A	3.16
529-A	2/15/2002	–10.61	3.58	8.75	6.44
529-C	2/19/2002	–6.76	4.01	8.55	6.35
529-E	2/25/2002	–5.40	4.56	9.12	6.50
529-F-1	9/17/2002	–4.93	5.05	9.64	7.72
R-1	6/17/2002	–5.91	4.05	8.60	6.04
R-2	5/31/2002	–5.88	4.06	8.60	5.85
R-2E	8/29/2014	–5.59	N/A	N/A	3.32
R-3	6/4/2002	–5.46	4.51	9.09	6.41
R-4	6/27/2002	–5.21	4.82	9.42	7.03
R-5E	11/20/2015	–4.94	N/A	N/A	5.43
R-5	5/15/2002	–4.86	5.15	9.75	6.95
R-6	5/1/2009	–4.81	5.20	N/A	10.43

Indexes	1 year	5 years	10 years	Lifetime (from Class A inception)
S&P 500 Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	–4.38%	8.49%	13.12%	10.73%
Bloomberg Barclays U.S. Aggregate Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	0.01	2.52	3.48	N/A
65%/35% S&P 500 Index/Bloomberg Barclays Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	–2.58	6.53	9.90	N/A
Lipper Income Funds Index (reflects no deductions for sales charges, account fees or U.S. federal income taxes)	–3.94	3.20	6.74	N/A
Class A annualized 30–day yield at July 31, 2019: 2.61% (For current yield information, please call American FundsLine® at (800) 325-3590.)

After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-favored arrangement, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan.

6     The Income Fund of America / Prospectus

Management

Investment adviser Capital Research and Management CompanySM
Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Fund title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Hilda L. Applbaum Co-President and Trustee	22 years	Partner – Capital World Investors
Andrew B. Suzman Co-President	20 years	Partner – Capital World Investors
David A. Daigle Senior Vice President	13 years	Partner – Capital Fixed Income Investors
Paul Flynn Senior Vice President	7 years	Partner – Capital World Investors
James R. Mulally Senior Vice President	13 years	Partner – Capital Fixed Income Investors
Dina N. Perry Senior Vice President	27 years	Partner – Capital World Investors
Pramod Atluri Vice President	2 years	Vice President – Capital Fixed Income Investors
Anirudh Samsi Vice President	4 years	Partner – Capital World Investors
Shannon Ward Vice President	2 years	Vice President – Capital Fixed Income Investors

Purchase and sale of fund shares The minimum amount to establish an account for all share classes is normally $250 and the minimum to add to an account is $50. For a payroll deduction retirement plan account, payroll deduction savings plan account or employer-sponsored 529 account, the minimum is $25 to establish or add to an account. For accounts with Class F-3 shares held and serviced by the fund’s transfer agent, the minimum investment amount is $1 million.

If you are a retail investor, you may sell (redeem) shares on any business day through your dealer or financial advisor or by writing to American Funds Service Company® at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at (800) 421-4225; faxing American Funds Service Company at (888) 421-4351; or accessing our website at capitalgroup.com. Please contact your plan administrator or recordkeeper to sell (redeem) shares from your retirement plan.

Tax information Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-favored.

Payments to broker-dealers and other financial intermediaries If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

The Income Fund of America / Prospectus     7

Investment objectives, strategies and risks The fund’s investment objectives are to provide you with current income while secondarily striving for capital growth. While it has no present intention to do so, the fund’s board may change the fund’s investment objectives without shareholder approval upon 60 days’ written notice to shareholders. Normally the fund invests primarily in income-producing securities. These include equity securities, such as dividend-paying common stocks, and debt securities, such as interest-paying bonds.

Generally at least 60% of the fund’s assets will be invested in common stocks and other equity-type securities. However, the composition of the fund’s investments in equity, debt and cash or money market instruments may vary substantially depending on various factors, including market conditions. The fund may also invest up to 30% of its assets in equity securities of issuers domiciled outside the United States, including issuers in developing countries. In addition, the fund may invest up to 20% of its assets in lower quality, higher yielding nonconvertible debt securities (rated Ba1 and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser); such securities are sometimes referred to as “junk bonds.” The fund may also invest up to 10% of its assets in debt securities of issuers domiciled outside the United States; however, these securities must be denominated in U.S. dollars.

The fund may also hold cash or cash equivalents, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. In addition, for temporary defensive purposes, the fund may invest without limitation in such instruments. A larger percentage of such holdings could moderate the fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of the fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The fund’s daily cash balance may be invested in one or more money market or similar funds managed by the investment adviser or its affiliates (“Central Funds”). Shares of Central Funds are not offered to the public and are only purchased by the fund’s investment adviser and its affiliates and other funds, investment vehicles and accounts managed by the fund’s investment adviser and its affiliates. When investing in Central Funds, the fund bears its proportionate share of the expenses of the Central Funds in which it invests but does not bear additional management fees through its investment in such Central Funds. The investment results of the portions of the fund’s assets invested in the Central Funds will be based upon the investment results of the Central Funds.

The following are principal risks associated with the fund’s investment strategies.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or

8     The Income Fund of America / Prospectus

economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters and other circumstances in one country or region could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in income-oriented stocks — The value of the fund’s securities and income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks.

The Income Fund of America / Prospectus     9

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

The following are additional risks associated with investing in the fund.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to

10     The Income Fund of America / Prospectus

experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Exposure to country, region, industry or sector — Subject to the fund’s investment limitations, the fund may have significant exposure to a particular country, region, industry or sector. Such exposure may cause the fund to be more impacted by risks relating to and developments affecting the country, region, industry or sector, and thus its net asset value may be more volatile, than a fund without such levels of exposure. For example, if the fund has significant exposure in a particular country, then social, economic, regulatory or other issues that negatively affect that country may have a greater impact on the fund than on a fund that is more geographically diversified.

Interest rate risk — The values and liquidity of the securities held by the fund may be affected by changing interest rates. For example, the values of debt securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. The fund may invest in variable and floating rate securities. When the fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of the fund’s shares. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as market interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, certain of the fund’s debt securities may not be able to maintain a positive yield and, given the current low interest rate environment, risks associated with rising rates are currently heightened.

Liquidity risk — Certain fund holdings may be or become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or may be forced to sell at a loss.

In addition to the principal investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of other risks related to the fund’s principal investment strategies and other investment practices. The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above as well as those described in the statement of additional information.

The Income Fund of America / Prospectus     11

Fund comparative indexes The investment results table in this prospectus shows how the fund’s average annual total returns compare with various broad measures of market results. The S&P 500 Index is a market capitalization-weighted index based on the results of approximately 500 widely held common stocks. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The Bloomberg Barclays U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The 65%/35% S&P 500 Index/Bloomberg Barclays Index blends the S&P 500 Index with the Bloomberg Barclays U.S. Aggregate Index by weighting their cumulative total returns at 65% and 35%, respectively. This assumes the blend is rebalanced monthly. The Lipper Income Funds Index is an equally weighted index of funds that normally seek a high level of current income through investing in income-producing stocks, bonds and money market instruments. The results of the underlying funds in the index include the reinvestment of dividends and capital gain distributions, as well as brokerage commissions paid by the funds for portfolio transactions and other fund expenses, but do not reflect the effect of sales charges, account fees or U.S. federal income taxes. Neither the Bloomberg Barclays U.S. Aggregate Index, the 65%/35% S&P 500 Index/Bloomberg Barclays Index nor the Lipper Index was in existence when Capital Research and Management Company became the fund’s investment adviser; therefore, lifetime results are not shown.

Fund results All fund results in this prospectus reflect the reinvestment of dividends and capital gain distributions, if any. Unless otherwise noted, fund results reflect any fee waivers and/or expense reimbursements in effect during the periods presented.

12     The Income Fund of America / Prospectus

Management and organization

Investment adviser Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as the investment adviser to the fund and other funds, including the American Funds. Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. and is located at 333 South Hope Street, Los Angeles, California 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The total management fee paid by the fund to its investment adviser for the most recent fiscal year, as a percentage of average net assets, appears in the Annual Fund Operating Expenses table under “Fees and expenses of the fund.” As described more fully in the fund’s statement of additional information, the management fee is based on the daily net assets of the fund and the fund’s monthly gross investment income. A discussion regarding the basis for approval of the fund’s Investment Advisory and Service Agreement by the fund’s board of trustees is contained in the fund’s semi-annual report to shareholders for the fiscal period ended January 31, 2019.

Capital Research and Management Company manages equity assets through three equity investment divisions and fixed income assets through its fixed income investment division, Capital Fixed Income Investors. The three equity investment divisions — Capital International Investors, Capital Research Global Investors and Capital World Investors — make investment decisions independently of one another.

The equity investment divisions may, in the future, be incorporated as wholly owned subsidiaries of Capital Research and Management Company. In that event, Capital Research and Management Company would continue to be the investment adviser, and day-to-day investment management of equity assets would continue to be carried out through one or more of these subsidiaries. Although not currently contemplated, Capital Research and Management Company could incorporate its fixed income investment division in the future and engage it to provide day-to-day investment management of fixed income assets. Capital Research and Management Company and each of the funds it advises have received an exemptive order from the U.S. Securities and Exchange Commission that allows Capital Research and Management Company to use, upon approval of the fund’s board, its management subsidiaries and affiliates to provide day-to-day investment management services to the fund, including making changes to the management subsidiaries and affiliates providing such services. The fund’s shareholders have approved this arrangement; however, there is no assurance that Capital Research and Management Company will incorporate its investment divisions or exercise any authority granted to it under the exemptive order.

The Income Fund of America / Prospectus     13

Portfolio holdings Portfolio holdings information for the fund is available on the American Funds website at capitalgroup.com. A description of the fund’s policies and procedures regarding disclosure of information about its portfolio holdings is available in the statement of additional information.

The Capital SystemSM Capital Research and Management Company uses a system of multiple portfolio managers in managing mutual fund assets. Under this approach, the portfolio of a fund is divided into segments managed by individual managers. In addition, Capital Research and Management Company’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio. Investment decisions are subject to a fund’s objective(s), policies and restrictions and the oversight of the appropriate investment-related committees of Capital Research and Management Company and its investment divisions. The table below shows the investment experience and role in management of the fund for each of the fund’s primary portfolio managers.

Portfolio manager	Investment experience	Experience in this fund	Role in management of the fund
Hilda L. Applbaum	Investment professional for 33 years in total; 25 years with Capital Research and Management Company or affiliate	22 years (plus 3 years of prior experience as an investment analyst for the fund)	Serves as an equity portfolio manager
Andrew B. Suzman	Investment professional for 26 years, all with Capital Research and Management Company or affiliate	20 years (plus 4 years of prior experience as an investment analyst for the fund)	Serves as an equity portfolio manager
David A. Daigle	Investment professional for 25 years, all with Capital Research and Management Company or affiliate	13 years (plus 11 years of prior experience as an investment analyst for the fund)	Serves as a fixed income portfolio manager
Paul Flynn	Investment professional for 24 years in total; 22 years with Capital Research and Management Company or affiliate	7 years (plus 5 years of prior experience as an investment analyst for the fund)	Serves as an equity portfolio manager
James R. Mulally	Investment professional for 44 years in total; 39 years with Capital Research and Management Company or affiliate	13 years	Serves as a fixed income portfolio manager
Dina N. Perry	Investment professional for 42 years in total; 28 years with Capital Research and Management Company or affiliate	27 years	Serves as an equity portfolio manager

14     The Income Fund of America / Prospectus

Portfolio manager	Investment experience	Experience in this fund	Role in management of the fund
Pramod Atluri	Investment professional for 21 years in total; 4 years with Capital Research and Management Company or affiliate	2 years	Serves as a fixed income portfolio manager
Anirudh Samsi	Investment professional for 23 years in total, 14 years with Capital Research and Management Company or affiliate	4 years (plus 10 years of prior experience as an investment analyst for the fund)	Serves as an equity portfolio manager
Shannon Ward	Investment professional for 27 years in total; 2 years with Capital Research and Management Company or affiliate	2 years	Serves as a fixed income portfolio manager

Information regarding the portfolio managers’ compensation, their ownership of securities in the fund and other accounts they manage is in the statement of additional information.

The Income Fund of America / Prospectus     15

Certain privileges and/or services described on the following pages of this prospectus and in the statement of additional information may not be available to you, depending on your investment dealer or retirement plan recordkeeper. Please see your financial advisor, investment dealer or retirement plan recordkeeper for more information.

Shareholder information

Shareholder services American Funds Service Company, the fund’s transfer agent, offers a wide range of services that you can use to alter your investment program should your needs or circumstances change. These services may be terminated or modified at any time upon 60 days’ written notice.

A more detailed description of policies and services is included in the fund’s statement of additional information and the owner’s guide sent to new American Funds shareholders entitled Welcome. Class 529 shareholders should also refer to the applicable program description for information on policies and services relating specifically to their account(s). These documents are available by writing to or calling American Funds Service Company.

16     The Income Fund of America / Prospectus

Unless otherwise noted or unless the context requires otherwise, references on the following pages to (i) Class A, C, T or F-1 shares also refer to the corresponding Class 529-A, 529-C, 529-T or 529-F-1 shares, (ii) Class F shares refer to Class F-1, F-2 and F-3 shares and (iii) Class R shares refer to Class R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6 shares.

Purchase, exchange and sale of shares The fund’s transfer agent, on behalf of the fund and American Funds Distributors,® the fund’s distributor, is required by law to obtain certain personal information from you or any other person(s) acting on your behalf in order to verify your or such person’s identity. If you do not provide the information, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity or that of any other person(s) authorized to act on your behalf, or believes it has identified potentially criminal activity, the fund and American Funds Distributors reserve the right to close your account or take such other action they deem reasonable or required by law.

When purchasing shares, you should designate the fund or funds in which you wish to invest. Subject to the exception below, if no fund is designated, your money will be held uninvested (without liability to the transfer agent for loss of income or appreciation pending receipt of proper instructions) until investment instructions are received, but for no more than three business days. Your investment will be made at the net asset value (plus any applicable sales charge, in the case of Class A or Class T shares) next determined after investment instructions are received and accepted by the transfer agent. If investment instructions are not received, your money will be invested in Class A shares (or, if you are investing through a financial intermediary who offers only Class T shares, in Class T shares) of American Funds U.S. Government Money Market FundSM on the third business day after receipt of your investment.

If the amount of your cash investment is $10,000 or less, no fund is designated, and you made a cash investment (excluding exchanges) within the last 16 months, your money will be invested in the same proportion and in the same fund or funds and in the same class of shares in which your last cash investment was made.

Different procedures may apply to certain employer-sponsored arrangements, including, but not limited to, SEPs and SIMPLE IRAs.

Valuing shares The net asset value of each share class of the fund is the value of a single share of that class. The fund calculates the net asset value each day the New York Stock Exchange is open for trading as of approximately 4 p.m. New York time, the normal close of regular trading. If, for example, the New York Stock Exchange closes at 1 p.m. New York time, the fund’s net asset value would still be determined as of 4 p.m. New York time. In this example, portfolio securities traded on the New York Stock Exchange would be valued at their closing prices unless the investment adviser determines that a “fair value” adjustment is appropriate due to subsequent events.

Equity securities are valued primarily on the basis of market quotations, and debt securities are valued primarily on the basis of prices from third-party pricing services. Futures contracts are valued primarily on the basis of settlement prices. The fund has adopted procedures for making fair value determinations if market quotations or prices from third-party pricing services, as applicable, are not readily available or are not considered reliable. For example, if events occur between the close of markets outside the United States and the close of regular trading on the New York Stock Exchange that,

The Income Fund of America / Prospectus     17

in the opinion of the investment adviser, materially affect the value of any of the fund’s equity securities that trade principally in those international markets, those securities will be valued in accordance with fair value procedures. Similarly, fair value procedures may be employed if an issuer defaults on its debt securities and there is no market for its securities. Use of these procedures is intended to result in more appropriate net asset values and, where applicable, to reduce potential arbitrage opportunities otherwise available to short-term investors.

Because the fund may hold securities that are listed primarily on foreign exchanges that trade on weekends or days when the fund does not price its shares, the values of securities held in the fund may change on days when you will not be able to purchase or redeem fund shares.

Your shares will be purchased at the net asset value (plus any applicable sales charge, in the case of Class A or Class T shares) or sold at the net asset value next determined after American Funds Service Company receives your request, provided that your request contains all information and legal documentation necessary to process the transaction. A contingent deferred sales charge may apply at the time you sell certain Class A and C shares.

Purchase of Class A and C shares You may generally open an account and purchase Class A and C shares by contacting any financial advisor (who may impose transaction charges in addition to those described in this prospectus) authorized to sell the fund’s shares. You may purchase additional shares in various ways, including through your financial advisor and by mail, telephone, the Internet and bank wire.

Automatic conversion of Class C and Class 529-C shares Class C shares automatically convert to Class F-1 shares and Class 529-C shares automatically convert to Class 529-A shares, in each case in the month of the 10-year anniversary of the purchase date. The Internal Revenue Service currently takes the position that such automatic conversions are not taxable. Should its position change, the automatic conversion feature may be suspended. If this were to happen, you would have the option of converting your Class C shares to Class F-1 shares or your Class 529-C shares to Class 529-A shares at the anniversary date described above. This exchange would be based on the relative net asset values of the two classes in question, without the imposition of a sales charge or fee, but you might face certain tax consequences as a result.

Purchase of Class F shares You may generally open an account and purchase Class F shares only through fee-based programs of investment dealers that have special agreements with the fund’s distributor, through financial intermediaries that have been approved by, and that have special agreements with, the fund’s distributor to offer Class F shares to self-directed investment brokerage accounts that may charge a transaction fee, through certain registered investment advisors and through other intermediaries approved by the fund’s distributor. These intermediaries typically charge ongoing fees for services they provide. Intermediary fees are not paid by the fund and normally range from .75% to 1.50% of assets annually, depending on the services offered.

Class F-2 and F-3 shares may also be available on brokerage platforms of firms that have agreements with the fund’s distributor to offer such shares solely when acting as an agent for the investor. An investor transacting in Class F-2 or F-3 shares in these programs may be required to pay a commission and/or other forms of compensation to

18     The Income Fund of America / Prospectus

the broker. Shares of the fund are available in other share classes that have different fees and expenses.

In addition, Class F-3 shares are available to institutional investors, which include, but are not limited to, charitable organizations, governmental institutions and corporations. For accounts held and serviced by the fund’s transfer agent the minimum investment amount is $1 million.

Purchase of Class 529 shares Class 529 shares may be purchased only through an account established with a 529 college savings plan managed by Capital Group. You may open this type of account and purchase Class 529 shares by contacting any financial advisor (who may impose transaction charges in addition to those described in this prospectus) authorized to sell such an account. You may purchase additional shares in various ways, including through your financial advisor and by mail, telephone, the Internet and bank wire.

Class 529-E shares may be purchased only by employees participating through an eligible employer plan.

Accounts holding Class 529 shares are subject to a $10 account setup fee and an annual $10 account maintenance fee. These fees are waived until further notice.

Investors residing in any state may purchase Class 529 shares through an account established with a 529 college savings plan managed by Capital Group. Class 529-A, 529-C, 529-T and 529-F-1 shares are structured similarly to the corresponding Class A, C, T and F-1 shares. For example, the same initial sales charges apply to Class 529-A shares as to Class A shares.

Purchase of Class R shares Class R shares are generally available only to retirement plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, and to nonqualified deferred compensation plans and certain voluntary employee benefit association and post-retirement benefit plans. Class R shares also are generally available only to retirement plans for which plan level or omnibus accounts are held on the books of the fund. Class R-5E, R-5 and R-6 shares are generally available only to fee-based programs or through retirement plan intermediaries. Class R-3 and Class R-5E shares are available through the American Funds SIMPLE IRA Plus Program and other similar programs. In addition, Class R-5 and R-6 shares are available for investment by other registered investment companies approved by the fund’s investment adviser or distributor. Except as otherwise provided in this prospectus, Class R shares are not available to retail nonretirement accounts; traditional and Roth individual retirement accounts (IRAs); Coverdell Education Savings Accounts; SEPs, SARSEPs and SIMPLE IRAs held in brokerage accounts; and 529 college savings plans. Class R-6 shares are available to employer-sponsored SEPs, SARSEPs and SIMPLE IRAs held in fee-based programs that are serviced through retirement plan recordkeepers.

Purchases by employer-sponsored retirement plans Eligible retirement plans generally may open an account and purchase Class A or R shares by contacting any investment dealer (who may impose transaction charges in addition to those described in this prospectus) authorized to sell these classes of the fund’s shares. Some or all R share classes may not be available through certain investment dealers. Additional shares may be purchased through a plan’s administrator or recordkeeper.

The Income Fund of America / Prospectus     19

Class A shares are generally not available for retirement plans using the PlanPremier® or Recordkeeper Direct® recordkeeping programs. These programs are proprietary recordkeeping solutions for small retirement plans.

Employer-sponsored retirement plans that are eligible to purchase Class R shares may instead purchase Class A shares and pay the applicable Class A sales charge, provided that their recordkeepers can properly apply a sales charge on plan investments. These plans are not eligible to make initial purchases of $1 million or more in Class A shares and thereby invest in Class A shares without a sales charge, nor are they eligible to establish a statement of intention that qualifies them to purchase Class A shares without a sales charge. More information about statements of intention can be found under “Sales charge reductions and waivers” in this prospectus. Plans investing in Class A shares with a sales charge may purchase additional Class A shares in accordance with the sales charge table in this prospectus.

Employer-sponsored retirement plans that invested in American Funds Class A shares without any sales charge before April 1, 2004, and that continue to meet the eligibility requirements in effect as of that date for purchasing Class A shares at net asset value, may continue to purchase American Funds Class A shares without any initial or contingent deferred sales charge.

A 403(b) plan may not invest in American Funds Class A or C shares unless it was invested in Class A or C shares before January 1, 2009.

Purchase minimums and maximums Purchase minimums described in this prospectus may be waived in certain cases. In addition, the fund reserves the right to redeem the shares of any shareholder for their then current net asset value per share if the shareholder’s aggregate investment in the fund falls below the fund’s minimum initial investment amount. See the statement of additional information for details.

For accounts established with an automatic investment plan, the initial purchase minimum of $250 may be waived if the purchases (including purchases through exchanges from another fund) made under the plan are sufficient to reach $250 within five months of account establishment.

The effective purchase maximums for Class 529-A, 529-C, 529-E, 529-T and 529-F-1 shares will reflect the maximum applicable contribution limits under state law. See the applicable program description for more information.

The purchase maximum for Class C shares is $500,000 per transaction. In addition, if you have significant American Funds holdings, you may not be eligible to invest in Class C or 529-C shares. Specifically, you may not purchase Class C or 529-C shares if you are eligible to purchase Class A or 529-A shares at the $1 million or more sales charge discount rate (that is, at net asset value). See “Sales charge reductions and waivers” in this prospectus and the statement of additional information for more details regarding sales charge discounts.

20     The Income Fund of America / Prospectus

Exchange Except for Class T shares or as otherwise described in this prospectus, you may exchange your shares for shares of the same class of other American Funds without a sales charge. Class A, C, T or F-1 shares of any American Fund (other than American Funds U.S. Government Money Market Fund, as described below) may be exchanged for the corresponding 529 share class without a sales charge. Exchanges from Class A, C, T or F-1 shares to the corresponding 529 share class, particularly in the case of Uniform Gifts to Minors Act or Uniform Transfers to Minors Act custodial accounts, may result in significant legal and tax consequences, as described in the applicable program description. Please consult your financial advisor before making such an exchange.

Except as indicated above, Class T shares are not eligible for exchange privileges. Accordingly, an exchange of your Class T shares for Class T shares of any other American Fund will normally be subject to any applicable sales charges.

Exchanges of shares from American Funds U.S. Government Money Market Fund initially purchased without a sales charge to shares of another American Fund will be subject to the appropriate sales charge applicable to the other fund, unless the American Funds U.S. Government Money Market Fund shares were acquired by an exchange from a fund having a sales charge or by reinvestment or cross-reinvestment of dividends or capital gain distributions. For purposes of computing the contingent deferred sales charge on Class C shares, the length of time you have owned your shares will be measured from the first day of the month in which shares were purchased and will not be affected by any permitted exchange.

Exchanges have the same tax consequences as ordinary sales and purchases. For example, to the extent you exchange shares held in a taxable account that are worth more now than what you paid for them, the gain will be subject to taxation.

See “Transactions by telephone, fax or the Internet” in the section “How to sell shares” of this prospectus for information regarding electronic exchanges.

Please see the statement of additional information for details and limitations on moving investments in certain share classes to different share classes and on moving investments held in certain accounts to different accounts.

The Income Fund of America / Prospectus     21

How to sell shares

You may sell (redeem) shares in any of the following ways:

Employer-sponsored retirement plans

Shares held in eligible retirement plans may be sold through the plan’s administrator or recordkeeper.

Through your dealer or financial advisor (certain charges may apply)

· Shares held for you in your dealer’s name must be sold through the dealer.

· Class F shares must be sold through intermediaries such as dealers or financial advisors.

Writing to American Funds Service Company

· Requests must be signed by the registered shareholder(s).

· A signature guarantee is required if the redemption is:

— more than $125,000;

— made payable to someone other than the registered shareholder(s); or

— sent to an address other than the address of record or to an address of record that has been changed within the previous 10 days.

· American Funds Service Company reserves the right to require signature guarantee(s) on any redemption.

· Additional documentation may be required for redemptions of shares held in corporate, partnership or fiduciary accounts.

Telephoning or faxing American Funds Service Company or using the Internet

·  Redemptions by telephone, fax or the Internet (including American FundsLine and capitalgroup.com) are limited to $125,000 per American Funds shareholder each day.

· Checks must be made payable to the registered shareholder.

· Checks must be mailed to an address of record that has been used with the account for at least 10 days.

The fund typically expects to remit redemption proceeds one business day following receipt and acceptance of a redemption order, regardless of the method the fund uses to make such payment (e.g., check, wire or automated clearing house transfer). However, payment may take longer than one business day and may take up to seven days as generally permitted by the Investment Company Act of 1940, as amended (“1940 Act”). Under the 1940 Act, the fund may be permitted to pay redemption proceeds beyond seven days under certain limited circumstances. In addition, if you recently purchased shares and subsequently request a redemption of those shares, the fund will pay the available redemption proceeds once a sufficient period of time has passed to reasonably ensure that checks or drafts, including certified or cashier’s checks, for the shares purchased have cleared (normally seven business days from the purchase date).

Under normal conditions, the fund typically expects to meet shareholder redemptions by monitoring the fund’s portfolio and redemption activities and by regularly holding a reserve of highly liquid assets, such as cash or cash equivalents. The fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include, but are not limited to, the sale of portfolio assets, the use of

22     The Income Fund of America / Prospectus

overdraft protection afforded by the fund’s custodian bank, borrowing from a line of credit or from other funds advised by the investment adviser or its affiliates, and making payment with fund securities or other fund assets rather than in cash (as further discussed in the following paragraph).

Although payment of redemptions normally will be in cash, the fund’s declaration of trust permits payment of the redemption price wholly or partly with portfolio securities or other fund assets under conditions and circumstances determined by the fund’s board of trustees. On the same redemption date, some shareholders may be paid in whole or in part in securities (which may differ among those shareholders), while other shareholders may be paid entirely in cash. In general, in-kind redemptions to affiliated shareholders will as closely as practicable represent the affiliated shareholder’s pro rata share of the fund’s securities, subject to certain exceptions. Securities distributed in-kind to unaffiliated shareholders will be selected by the investment adviser in a manner the investment adviser deems to be fair and reasonable to the fund’s shareholders. The disposal of the securities received in-kind may be subject to brokerage costs and, until sold, such securities remain at market risk and liquidity risk, including the risk that such securities are or become difficult to sell. If the fund pays your redemption with illiquid or less liquid securities, you will bear the risk of not being able to sell such securities.

Transactions by telephone, fax or the Internet Generally, you are automatically eligible to redeem or exchange shares by telephone, fax or the Internet, unless you notify us in writing that you do not want any or all of these services. You may reinstate these services at any time.

Unless you decide not to have telephone, fax or Internet services on your account(s), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) that may be incurred in connection with the exercise of these privileges, provided that American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, American Funds Service Company and/or the fund may be liable for losses due to unauthorized or fraudulent instructions.

Frequent trading of fund shares The fund and American Funds Distributors reserve the right to reject any purchase order for any reason. The fund is not designed to serve as a vehicle for frequent trading. Frequent trading of fund shares may lead to increased costs to the fund and less efficient management of the fund’s portfolio, potentially resulting in dilution of the value of the shares held by long-term shareholders. Accordingly, purchases, including those that are part of exchange activity, that the fund or American Funds Distributors has determined could involve actual or potential harm to the fund may be rejected.

The fund, through its transfer agent, American Funds Service Company, maintains surveillance procedures that are designed to detect frequent trading in fund shares. Under these procedures, various analytics are used to evaluate factors that may be indicative of frequent trading. For example, transactions in fund shares that exceed certain monetary thresholds may be scrutinized. American Funds Service Company also may review transactions that occur close in time to other transactions in the same

The Income Fund of America / Prospectus     23

account or in multiple accounts under common ownership or influence. Trading activity that is identified through these procedures or as a result of any other information available to the fund will be evaluated to determine whether such activity might constitute frequent trading. These procedures may be modified from time to time as appropriate to improve the detection of frequent trading, to facilitate monitoring for frequent trading in particular retirement plans or other accounts and to comply with applicable laws.

In addition to the fund’s broad ability to restrict potentially harmful trading as described above, the fund’s board of trustees has adopted a “purchase blocking policy” under which any shareholder redeeming shares having a value of $5,000 or more from a fund will be precluded from investing in that fund for 30 calendar days after the redemption transaction. This policy also applies to redemptions and purchases that are part of exchange transactions. Under the fund’s purchase blocking policy, certain purchases will not be prevented and certain redemptions will not trigger a purchase block, such as:

· purchases and redemptions of shares having a value of less than $5,000;

· transactions in Class 529 shares;

· purchases and redemptions by investment companies managed or sponsored by the fund’s investment adviser or its affiliates, including reallocations and transactions allowing the investment company to meet its redemptions and purchases;

· retirement plan contributions, loans and distributions (including hardship withdrawals) identified as such on the retirement plan recordkeeper’s system;

· purchases and redemptions in community foundation accounts;

· purchase transactions involving in-kind transfers of shares of the fund, rollovers, Roth IRA conversions and IRA recharacterizations, if the entity maintaining the shareholder account is able to identify the transaction as one of these types of transactions; and

· systematic redemptions and purchases, if the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption or purchase.

Generally, purchases and redemptions will not be considered “systematic” unless the transaction is prescheduled for a specific date.

The fund reserves the right to waive the purchase blocking policy with respect to specific shareholder accounts if American Funds Service Company determines that its surveillance procedures are adequate to detect frequent trading in fund shares in such accounts.

American Funds Service Company will work with certain intermediaries (such as investment dealers holding shareholder accounts in street name, retirement plan recordkeepers, insurance company separate accounts and bank trust companies) to apply their own procedures, provided that American Funds Service Company believes the intermediary’s procedures are reasonably designed to enforce the frequent trading policies of the fund. You should refer to disclosures provided by the intermediaries with which you have an account to determine the specific trading restrictions that apply to you.

If American Funds Service Company identifies any activity that may constitute frequent trading, it reserves the right to contact the intermediary and request that the intermediary either provide information regarding an account owner’s transactions or restrict the account owner’s trading. If American Funds Service Company is not satisfied

24     The Income Fund of America / Prospectus

that the intermediary has taken appropriate action, American Funds Service Company may terminate the intermediary’s ability to transact in fund shares.

There is no guarantee that all instances of frequent trading in fund shares will be prevented.

Notwithstanding the fund’s surveillance procedures and purchase blocking policy described above, all transactions in fund shares remain subject to the right of the fund, American Funds Distributors and American Funds Service Company to restrict potentially abusive trading generally, including the types of transactions described above that will not be prevented or trigger a block under the purchase blocking policy. See the statement of additional information for more information about how American Funds Service Company may address other potentially abusive trading activity in American Funds.

The Income Fund of America / Prospectus     25

Distributions and taxes

Dividends and distributions The fund intends to distribute dividends to you, usually in March, June, September and December.

Capital gains, if any, are usually distributed in December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

You may elect to reinvest dividends and/or capital gain distributions to purchase additional shares of this fund or other American Funds, or you may elect to receive them in cash. Dividends and capital gain distributions for 529 share classes and retirement plan shareholders will be reinvested automatically.

Taxes on dividends and distributions For federal tax purposes, dividends and distributions of short-term capital gains are taxable as ordinary income. The fund’s distributions of net long-term capital gains are taxable as long-term capital gains. Any dividends or capital gain distributions you receive from the fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.

Dividends and capital gain distributions that are automatically reinvested in a tax-favored retirement or education savings account do not result in federal or state income tax at the time of reinvestment.

Taxes on transactions Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

Exchanges within a tax-favored retirement plan account will not result in a capital gain or loss for federal or state income tax purposes. With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Shareholder fees Fees borne directly by the fund normally have the effect of reducing a shareholder’s taxable income on distributions.

Please see your tax advisor for more information. Holders of Class 529 shares should refer to the applicable program description for more information regarding the tax consequences of selling Class 529 shares.

Choosing a share class The fund offers different classes of shares through this prospectus. The services or share classes available to you may vary depending upon how you wish to purchase shares of the fund.

Each share class represents an investment in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you to choose the class that best fits your situation. For example, while Class F-1 shares are subject to 12b-1 fees and subtransfer agency fees payable to third-party service providers, Class F-2 shares are subject only to subtransfer agency fees payable to third-party service providers (and not 12b-1 fees) and Class F-3 shares are not subject to any such additional fees. The different fee structures allow the investor to choose how to pay for advisory platform expenses. Class R shares offer different levels of 12b-1 and recordkeeping fees so that a plan can choose the class that best meets the cost associated with obtaining investment related services and participant level recordkeeping for the plan. When you purchase

26     The Income Fund of America / Prospectus

shares of the fund for an individual-type account, you should choose a share class. If none is chosen, your investment will be made in Class A shares or, in the case of a 529 plan investment, Class 529-A shares (or, if you are investing through a financial intermediary who offers only Class T and 529-T shares, your investment will be made in Class T or Class 529-T shares, as applicable).

Factors you should consider when choosing a class of shares include:

· how long you expect to own the shares;

· how much you intend to invest;

· total expenses associated with owning shares of each class;

· whether you qualify for any reduction or waiver of sales charges (for example, Class A or 529-A or Class T or 529-T shares may be a less expensive option over time, particularly if you qualify for a sales charge reduction or waiver);

· whether you want or need the flexibility to effect exchanges among American Funds without the imposition of a sales charge (for example, while Class A shares offer such exchange privileges, Class T shares do not);

· whether you plan to take any distributions in the near future (for example, the contingent deferred sales charge will not be waived if you sell your Class 529-C shares to cover higher education expenses); and

· availability of share classes:

— Class C shares are not available to retirement plans that do not currently invest in such shares and that are eligible to invest in Class R shares, including retirement plans established under Internal Revenue Code Sections 401(a) (including 401(k) plans), 403(b) or 457;

— Class F and 529-F-1 shares are available (i) to fee-based programs of investment dealers that have special agreements with the fund’s distributor, (ii) to financial intermediaries that have been approved by, and that have special agreements with, the fund’s distributor to offer Class F and 529-F-1 shares to self-directed investment brokerage accounts that may charge a transaction fee, (iii) to certain registered investment advisors and (iv) to other intermediaries approved by the fund’s distributor;

—  Class F-3 shares are also available to institutional investors, which include, but are not limited to, charitable organizations, governmental institutions and corporations. For accounts held and serviced by the fund’s transfer agent the minimum investment amount is $1 million; and

— Class R shares are available (i) to retirement plans established under Internal Revenue Code Sections 401(a) (including 401(k) plans), 403(b) or 457, (ii) to nonqualified deferred compensation plans and certain voluntary employee benefit association and post-retirement benefit plans, (iii) to certain institutional investors (including, but not limited to, certain charitable organizations), (iv) to certain registered investment companies approved by the fund’s investment adviser or distributor and (v) to other institutional-type accounts.

Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you.

The Income Fund of America / Prospectus     27

Sales charges

Class A shares The initial sales charge you pay each time you buy Class A shares differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. The “offering price,” the price you pay to buy shares, includes any applicable sales charge, which will be deducted directly from your investment. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge.

	Sales charge as a percentage of:
Investment	Offering price	Net amount invested	Dealer commission as a percentage of offering price
Less than $25,000	5.75%	6.10%	5.00%
$25,000 but less than $50,000	5.00	5.26	4.25
$50,000 but less than $100,000	4.50	4.71	3.75
$100,000 but less than $250,000	3.50	3.63	2.75
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more and certain other investments described below	none	none	see below

The sales charge, expressed as a percentage of the offering price or the net amount invested, may be higher or lower than the percentages described in the table above due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding will vary with the size of the investment and the net asset value of the shares. Similarly, any contingent deferred sales charge paid by you on investments in Class A shares may be higher or lower than the 1% charge described below due to rounding.

Except as provided below, investments in Class A shares of $1 million or more will be subject to a 1% contingent deferred sales charge if the shares are sold within 18 months of purchase. The contingent deferred sales charge is based on the original purchase cost or the current market value of the shares being sold, whichever is less. Class A shares purchased before August 14, 2017 are subject to a contingent deferred sales charge period of 12 months.

Class A share purchases not subject to sales charges The following investments are not subject to any initial or contingent deferred sales charge if American Funds Service Company is properly notified of the nature of the investment:

·  investments made by accounts that are part of qualified fee-based programs that purchased Class A shares before the discontinuation of the relevant investment dealer’s load-waived Class A share program with American Funds and that continue to be held through fee-based programs;

·  rollover investments from retirement plans to IRAs that are described in the “Rollovers from retirement plans to IRAs” section of this prospectus; and

·  investments made by accounts held at American Funds Service Company that are no longer associated with a financial advisor may invest in Class A shares without a sales

28     The Income Fund of America / Prospectus

charge. This includes retirement plans investing in Class A shares, where the plan is no longer associated with a financial advisor. SIMPLE IRAs and 403(b) custodial accounts that are aggregated at the plan level for Class A sales charge purposes are not eligible to invest without a sales charge under this policy.

The distributor may pay dealers a commission of up to 1% on investments made in Class A shares with no initial sales charge. The fund may reimburse the distributor for these payments through its plans of distribution (see “Plans of distribution” in this prospectus).

A transfer from the Virginia Prepaid Education ProgramSM or the Virginia Education Savings TrustSM to a CollegeAmerica account will be made with no sales charge. No commission will be paid to the dealer on such a transfer. Investment dealers will be compensated solely with an annual service fee that begins to accrue immediately.

If requested, American Funds Class A shares will be sold at net asset value to:

(1) currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (collectively, “Eligible Persons”) (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law, and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of dealers who have sales agreements with American Funds Distributors (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

(2) the supervised persons of currently registered investment advisory firms (“RIAs”) and assistants directly employed by such RIAs, retired supervised persons of RIAs with respect to accounts established while a supervised person (collectively, “Eligible Persons”) (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of RIA firms that are authorized to sell shares of the funds, plans for the RIA firms, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

(3) insurance company separate accounts;

(4) accounts managed by subsidiaries of The Capital Group Companies, Inc.;

(5) an individual or entity with a substantial business relationship with The Capital Group Companies, Inc. or its affiliates, or an individual or entity related or relating to such individual or entity;

(6) wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The Capital Group Companies, Inc.;

The Income Fund of America / Prospectus     29

(7) full-time employees of banks that have sales agreements with American Funds Distributors who are solely dedicated to directly supporting the sale of mutual funds; and

(8) current or former clients of Capital Group Private Client Services and their family members who purchase their shares through Capital Group Private Client Services or American Funds Service Company.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account. Depending on the financial intermediary holding your account, these privileges may be unavailable. Investors should consult their financial intermediary for further information.

Certain other investors may qualify to purchase shares without a sales charge, such as employees of The Capital Group Companies, Inc. and its affiliates. Please see the statement of additional information for further details.

Class C shares Class C shares are sold without any initial sales charge. American Funds Distributors pays 1% of the amount invested to dealers who sell Class C shares. A contingent deferred sales charge of 1% applies if Class C shares are sold within one year of purchase. The contingent deferred sales charge is eliminated one year after purchase.

Any contingent deferred sales charge paid by you on sales of Class C shares, expressed as a percentage of the applicable redemption amount, may be higher or lower than the percentages described above due to rounding.

Class T shares The initial sales charge you pay each time you buy Class T shares differs depending upon the amount you invest and may be reduced for larger purchases as indicated below. The “offering price,” the price you pay to buy shares, includes any applicable sales charge, which will be deducted directly from your investment. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge.

	Sales charge as a percentage of:
Investment	Offering price	Net amount invested
Less than $250,000	2.50%	2.56%
$250,000 but less than $500,000	2.00	2.04
$500,000 but less than $1 million	1.50	1.52
$1 million or more	1.00	1.01

The sales charge, expressed as a percentage of the offering price or the net amount invested, may be higher or lower than the percentages described in the table above due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding will vary with the size of the investment and the net asset value of the shares.

Class 529-E and Class F shares Class 529-E and Class F shares (including Class 529-F-1 shares) are sold without any initial or contingent deferred sales charge.

30     The Income Fund of America / Prospectus

Class R shares Class R shares are sold without any initial or contingent deferred sales charge. The distributor will pay dealers annually asset-based compensation of up to 1.00% for sales of Class R-1 shares, up to .75% for Class R-2 shares, up to .60% for Class R-2E shares, up to .50% for Class R-3 shares and up to .25% for Class R-4 shares. No dealer compensation is paid from fund assets on sales of Class R-5E, R-5 or R-6 shares. The fund may reimburse the distributor for these payments through its plans of distribution.

See “Plans of distribution” in this prospectus for ongoing compensation paid to your dealer or financial advisor for all share classes.

Contingent deferred sales charges Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge. In addition, the contingent deferred sales charge may be waived in certain circumstances. See “Contingent deferred sales charge waivers” in the “Sales charge reductions and waivers” section of this prospectus. For purposes of determining the contingent deferred sales charge, if you sell only some of your shares, shares that are not subject to any contingent deferred sales charge will be sold first, followed by shares that you have owned the longest.

Sales charge reductions and waivers To receive a reduction in your Class A initial sales charge, you must let your financial advisor or American Funds Service Company know at the time you purchase shares that you qualify for such a reduction. If you do not let your advisor or American Funds Service Company know that you are eligible for a reduction, you may not receive the sales charge discount to which you are otherwise entitled. In order to determine your eligibility to receive a sales charge discount, it may be necessary for you to provide your advisor or American Funds Service Company with information and records (including account statements) of all relevant accounts invested in American Funds. You may need to invest directly through American Funds Service Company in order to receive the sales charge waivers described in this prospectus. Investors should consult their financial intermediary for further information. Certain financial intermediaries that distribute shares of American Funds may impose different sales charge waivers than those described in this prospectus. Such variations in sales charge waivers are described in an appendix to this prospectus titled “Sales charge waivers.” Note that such sales charge waivers and discounts offered through a particular intermediary, as set forth in the appendix to this prospectus, are implemented and administered solely by that intermediary. Please contact the applicable intermediary to ensure that you understand the steps you must take in order to qualify for any available waivers or discounts.

In addition to the information in this prospectus, you may obtain more information about share classes, sales charges and sales charge reductions and waivers through a link on the home page of the American Funds website at capitalgroup.com, from the statement of additional information or from your financial advisor.

Reducing your Class A initial sales charge Consistent with the policies described in this prospectus, you and your “immediate family” (your spouse — or equivalent, if recognized under local law, your children under the age of 21 or disabled adult dependents covered by ABLE accounts) may combine all of your American Funds investments to reduce Class A sales charges. In addition, two or more retirement plans of an employer or an employer’s affiliates may combine all of their American Funds investments to

The Income Fund of America / Prospectus     31

reduce Class A sales charges. However, for this purpose, investments representing direct purchases of American Funds U.S. Government Money Market Fund Class A shares are excluded. Following are different ways that you may qualify for a reduced Class A sales charge:

Aggregating accounts To receive a reduced Class A sales charge, investments made by you and your immediate family (see above) may be aggregated if made for your own account(s) and/or certain other accounts, such as:

· individual-type employee benefit plans, such as an IRA, single-participant Keogh-type plan, or a participant account of a 403(b) plan that is treated as an individual-type plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Rollovers from retirement plans to IRAs” below);

· SEP plans and SIMPLE IRA plans established after November 15, 2004, by an employer adopting any plan document other than a prototype plan produced by American Funds Distributors;

· business accounts solely controlled by you or your immediate family (for example, you own the entire business);

· trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct American Funds Service Company to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts);

· endowments or foundations established and controlled by you or your immediate family; or

· 529 accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

· for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

· made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

· for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

· for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations;

· for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Rollovers from retirement plans to IRAs” below), or made for participant accounts of two or more such plans, in each case of a single employer or affiliated employers as defined in the 1940 Act; or

32     The Income Fund of America / Prospectus

· for a SEP or SIMPLE IRA plan established after November 15, 2004, by an employer adopting a prototype plan produced by American Funds Distributors.

Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Joint accounts may be aggregated with other accounts belonging to the primary owner and/or his or her immediate family. The primary owner of a joint account is the individual responsible for taxes on the account.

Investments made through employer-sponsored retirement plan accounts will not be aggregated with individual-type accounts.

Concurrent purchases You may reduce your Class A sales charge by combining simultaneous purchases (including, upon your request, purchases for gifts) of all classes of shares in American Funds. Shares of American Funds U.S. Government Money Market Fund purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds U.S. Government Money Market Fund Class A shares are excluded. If you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to combine purchases made under such contracts and policies to reduce your Class A sales charge.

Rights of accumulation Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of American Funds to determine your sales charge on investments in accounts eligible to be aggregated. Direct purchases of American Funds U.S. Government Money Market Fund Class A shares are excluded. Subject to your investment dealer’s or recordkeeper’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the “market value”) as of the day prior to your American Funds investment or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the “cost value”). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

The value of all of your holdings in accounts established in calendar year 2005 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2005. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals. You must contact your financial advisor or American Funds Service Company if you have additional information that is relevant to the calculation of the value of your holdings.

When determining your American Funds Class A sales charge, if your investment is not in an employer-sponsored retirement plan, you may also continue to take into account the market value (as of the day prior to your American Funds investment) of your

The Income Fund of America / Prospectus     33

individual holdings in various American Legacy variable annuity contracts and variable life insurance policies that were established on or before March 31, 2007. An employer-sponsored retirement plan may also continue to take into account the market value of its investments in American Legacy Retirement Investment Plans that were established on or before March 31, 2007.

You may not purchase Class C or 529-C shares if such combined holdings cause you to be eligible to purchase Class A or 529-A shares at the $1 million or more sales charge discount rate (i.e., at net asset value).

If you make a gift of American Funds Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds and applicable American Legacy accounts.

You should retain any records necessary to substantiate the historical amounts you have invested.

Statement of intention You may reduce your Class A sales charge by establishing a statement of intention. A statement of intention is a nonbinding commitment that allows you to combine all purchases of all American Funds share classes (excluding American Funds U.S. Government Money Market Fund) that you intend to make over a 13-month period to determine the applicable sales charge; however, purchases made under a right of reinvestment, appreciation of your holdings, and reinvested dividends and capital gains do not count as purchases made during the statement period. Your accumulated holdings (as described and calculated under “Rights of accumulation” above) eligible to be aggregated as of the day immediately before the start of the statement period may be credited toward satisfying the statement. A portion of your account may be held in escrow to cover additional Class A sales charges that may be due if your total purchases over the statement period do not qualify you for the applicable sales charge reduction. Employer-sponsored retirement plans are restricted from establishing statements of intention. See the discussion regarding employer-sponsored retirement plans under “Purchase, exchange and sale of shares” in this prospectus for more information.

The statement of intention period starts on the date on which your first purchase made toward satisfying the statement of intention is processed. Your accumulated holdings (as described above under “Rights of accumulation”) eligible to be aggregated as of the day immediately before the start of the statement of intention period may be credited toward satisfying the statement of intention.

You may revise the commitment you have made in your statement of intention upward at any time during the statement of intention period. If your prior commitment has not been met by the time of the revision, the statement of intention period during which purchases must be made will remain unchanged. Purchases made from the date of the revision will receive the reduced sales charge, if any, resulting from the revised statement of intention. If your prior commitment has been met by the time of the revision, your original statement of intention will be considered met and a new statement of intention will be established.

The statement of intention will be considered completed if the shareholder dies within the 13-month statement of intention period. Commissions to dealers will not be

34     The Income Fund of America / Prospectus

adjusted or paid on the difference between the statement of intention amount and the amount actually invested before the shareholder’s death.

When a shareholder elects to use a statement of intention, shares equal to 5% of the dollar amount specified in the statement of intention may be held in escrow in the shareholder’s account out of the initial purchase (or subsequent purchases, if necessary) by American Funds Service Company. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified statement of intention period the investments made during the statement period will be adjusted to reflect the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the statement period will receive a corresponding commission adjustment if appropriate.

In addition, if you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to apply purchases under such contracts and policies to a statement of intention.

Shareholders purchasing shares at a reduced sales charge under a statement of intention indicate their acceptance of these terms and those in the prospectus with their first purchase.

Reducing your Class T initial sales charge Consistent with the policies described in this prospectus, the initial sales charge you pay each time you buy Class T shares may differ depending upon the amount you invest and may be reduced for larger purchases. Additionally, Class T shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge. Sales charges on Class T shares are applied on a transaction-by-transaction basis, and, accordingly, Class T shares are not eligible for any other sales charge waivers or reductions, including through the aggregation of Class T shares concurrently purchased by other related accounts or in other American Funds. The sales charge applicable to Class T shares may not be reduced by establishing a statement of intention, and rights of accumulation are not available for Class T shares.

Right of reinvestment If you notify American Funds Service Company prior to the time of reinvestment, you may reinvest proceeds from a redemption, dividend payment or capital gain distribution without a sales charge in the same fund or other American Funds, provided that the reinvestment occurs within 90 days after the date of the redemption, dividend payment or distribution and is made into the same account from which you redeemed the shares or received the dividend payment or distribution. If the account has been closed, you may reinvest without a sales charge if the new receiving account has the same registration as the closed account and the reinvestment is made within 90 days after the date of redemption, dividend payment or distribution.

Proceeds from a redemption and all dividend payments and capital gain distributions will be reinvested in the same share class from which the original redemption, dividend payment or distribution was made. Any contingent deferred sales charge on Class A or C shares will be credited to your account. Redemption proceeds of Class A shares

The Income Fund of America / Prospectus     35

representing direct purchases in American Funds U.S. Government Money Market Fund that are reinvested in other American Funds will be subject to a sales charge.

Proceeds will be reinvested at the next calculated net asset value after your request is received by American Funds Service Company, provided that your request contains all information and legal documentation necessary to process the transaction. For purposes of this “right of reinvestment policy,” automatic transactions (including, for example, automatic purchases, withdrawals and payroll deductions) and ongoing retirement plan contributions are not eligible for investment without a sales charge. You may not reinvest proceeds in American Funds as described in this paragraph if such proceeds are subject to a purchase block as described under “Frequent trading of fund shares” in this prospectus. This paragraph does not apply to certain rollover investments as described under “Rollovers from retirement plans to IRAs” in this prospectus. Depending on the financial intermediary holding your account, your reinvestment privileges may be unavailable or differ from those described in this prospectus. Investors should consult their financial intermediary for further information.

Contingent deferred sales charge waivers The contingent deferred sales charge on Class A and C shares will be waived in the following cases:

· permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a contingent deferred sales charge would apply to the initial shares purchased;

· tax-free returns of excess contributions to IRAs;

· redemptions due to death or postpurchase disability of the shareholder (this generally excludes accounts registered in the names of trusts and other entities);

· in the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies American Funds Service Company of the other joint tenant’s death and removes the decedent’s name from the account, may redeem shares from the account without incurring a contingent deferred sales charge; however, redemptions made after American Funds Service Company is notified of the death of a joint tenant will be subject to a contingent deferred sales charge;

· for 529 share classes only, redemptions due to a beneficiary’s death, postpurchase disability or receipt of a scholarship (to the extent of the scholarship award);

· redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary, but only if such termination is specifically provided for in the trust document; and

· the following types of transactions, if they do not exceed 12% of the value of an account annually:

— required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70½ (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver); and

— redemptions through an automatic withdrawal plan (“AWP”) (see “Automatic withdrawals” under “Shareholder account services and privileges” in the statement of additional information). For each AWP payment, assets that are not subject to a contingent deferred sales charge, such as shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of

36     The Income Fund of America / Prospectus

assets not subject to a contingent deferred sales charge to cover a particular AWP payment, shares subject to the lowest contingent deferred sales charge will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through an AWP will also count toward the 12% limit. In the case of an AWP, the 12% limit is calculated at the time an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made. Shareholders who establish an AWP should be aware that the amount of a payment not subject to a contingent deferred sales charge may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

For purposes of this paragraph, “account” means your investment in the applicable class of shares of the particular fund from which you are making the redemption.

The contingent deferred sales charge on American Funds Class A shares may be waived in cases where the fund’s transfer agent determines the benefit to the fund of collecting the contingent deferred sales charge would be outweighed by the cost of applying it.

Contingent deferred sales charge waivers are allowed only in the cases listed here and in the statement of additional information. For example, contingent deferred sales charge waivers will not be allowed on redemptions of Class 529-C shares due to termination of CollegeAmerica; a determination by the Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or elimination of the fund by Virginia529 as an option for additional investment within CollegeAmerica.

To have your Class A or C contingent deferred sales charge waived, you must inform your advisor or American Funds Service Company at the time you redeem shares that you qualify for such a waiver.

The Income Fund of America / Prospectus     37

Rollovers from retirement plans to IRAs Assets from retirement plans may be invested in Class A, C or F shares through an IRA rollover, subject to the other provisions of this prospectus. Class C shares are not available if the assets are being rolled over from investments held in American Funds Recordkeeper Direct and PlanPremier retirement plan recordkeeping programs.

Rollovers to IRAs from retirement plans that are rolled into Class A shares will be subject to applicable sales charges. The following rollovers to Class A shares will be made without a sales charge:

·  rollovers to Capital Bank and Trust CompanySM IRAs if the assets were invested in any fund managed by the investment adviser or its affiliates at the time of distribution;

· rollovers to IRAs from 403(b) plans with Capital Bank and Trust Company as custodian; and

· rollovers to Capital Bank and Trust Company IRAs from investments held in American Funds Recordkeeper Direct and PlanPremier retirement plan recordkeeping programs.

IRA rollover assets that roll over without a sales charge as described above will not be subject to a contingent deferred sales charge, and investment dealers will be compensated solely with an annual service fee that begins to accrue immediately. All other rollovers invested in Class A shares, as well as future contributions to the IRA, will be subject to sales charges and to the terms and conditions generally applicable to Class A share investments as described in this prospectus and in the statement of additional information.

Other sales charge waivers Waivers of all or a portion of the contingent deferred sales charge on Class C and 529-C shares and the sales charge on Class A and 529-A shares will be granted for transactions requested by financial intermediaries as a result of (i) pending or anticipated regulatory matters that require investor accounts to be moved to a different share class or (ii) conversions of IRAs from brokerage to advisory accounts investing in Class F shares in cases where new investments in brokerage IRA accounts have been restricted by the intermediary.

Purchases by SEP plans and SIMPLE IRA plans Participant accounts in a Simplified Employee Pension (SEP) plan or a Savings Incentive Match Plan for Employees of Small Employers IRA (SIMPLE IRA) will be aggregated at the plan level for Class A sales charge purposes if an employer adopts a prototype plan produced by American Funds Distributors or (a) the employer or plan sponsor submits all contributions for all participating employees in a single contribution transmittal or the contributions are identified as related to the same plan; (b) each transmittal is accompanied by checks or wire transfers and generally must be submitted through the transfer agent’s automated contribution system if held on the fund’s books; and (c) if the fund is expected to carry separate accounts in the name of each plan participant and (i) the employer or plan sponsor notifies the funds’ transfer agent or the intermediary holding the account that the separate accounts of all plan participants should be linked and (ii) all new participant accounts are established by submitting the appropriate documentation on behalf of each new participant. Participant accounts in a SEP or SIMPLE plan that are eligible to aggregate their assets at the plan level may not also aggregate the assets with their individual accounts.

38     The Income Fund of America / Prospectus

Purchases by certain 403(b) plans A 403(b) plan may not invest in American Funds Class A or C shares unless such plan was invested in Class A or C shares before January 1, 2009.

Participant accounts of a 403(b) plan that invested in American Funds Class A or C shares and were treated as an individual-type plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an individual-type plan for sales charge purposes. Participant accounts of a 403(b) plan that invested in American Funds Class A or C shares and were treated as an employer-sponsored plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an employer-sponsored plan for sales charge purposes. Participant accounts of a 403(b) plan that was established on or after January 1, 2009, are treated as accounts of an employer-sponsored plan for sales charge purposes.

Moving between accounts American Funds investments by certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include:

· redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase fund shares in an IRA or other individual-type retirement account;

· required minimum distributions from an IRA or other individual-type retirement account used to purchase fund shares in a non-retirement account; and

· death distributions paid to a beneficiary’s account that are used by the beneficiary to purchase fund shares in a different account.

These privileges are generally available only if your account is held directly with the fund’s transfer agent or if the financial intermediary holding your account has the systems, policies and procedures to support providing the privileges on its systems. Investors should consult their financial intermediary for further information.

The Income Fund of America / Prospectus     39

Plans of distribution The fund has plans of distribution, or “12b-1 plans,” for certain share classes under which it may finance activities intended primarily to sell shares, provided that the categories of expenses are approved in advance by the fund’s board of trustees. The plans provide for payments, based on annualized percentages of average daily net assets, of:

Up to:	Share class(es)
0.25%	Class A shares
0.50%	Class T, F-1, 529-A, 529-T, 529-F-1 and R-4 shares
0.75%	Class 529-E and R-3 shares
0.85%	Class R-2E shares
1.00%	Class C, 529-C, R-1 and R-2 shares

For all share classes indicated above, up to .25% may be used to pay service fees to qualified dealers for providing certain shareholder services. The amount remaining for each share class, if any, may be used for distribution expenses.

The 12b-1 fees paid by each applicable share class of the fund, as a percentage of average net assets for the most recent fiscal year, are indicated in the Annual Fund Operating Expenses table on page 1 of this prospectus. Since these fees are paid out of the fund’s assets on an ongoing basis, over time they may cost you more than paying other types of sales charges or service fees and reduce the return on your investment. The higher fees for Class C shares may cost you more over time than paying the initial sales charge for Class A or T shares.

Other compensation to dealers American Funds Distributors, at its expense, provides additional compensation to investment dealers. These payments may be made, at the discretion of American Funds Distributors, to no more than the top 60 dealers (or their affiliates) that have sold shares of American Funds. The payment will be determined using a formula applied consistently to dealers based on their assets under management. The level of payments made to a qualifying firm under the formula will not exceed .035% of eligible American Funds assets attributable to that dealer. Class R shares and other retirement assets (for example, IRAs in advisory programs) are generally excluded from the formula. Dealers may direct American Funds Distributors to exclude additional assets. In addition to the asset-based payment, American Funds Distributors makes a payment of $5 million to each of the top six firms in terms of American Funds assets under management to recognize the depth of the commitment each of those firms has made to collaborating with American Funds Distributors on achieving advisor training and education objectives.

American Funds Distributors makes these additional compensation payments to support various efforts, including, among other things, to:

·  help defray the costs incurred by qualifying dealers in connection with efforts to educate financial advisors about American Funds so that they can make recommendations and provide services that are suitable and meet shareholder needs,

·  help defray the costs associated with the dealer firms’ provision of account related services and activities,

·  support the dealer firms’ distribution activities,

·  support meetings, conferences or other training and educational events hosted by the firm, and

40     The Income Fund of America / Prospectus

·  obtain relevant data regarding financial advisor activities to facilitate American Funds Distributors’ training and education activities.

American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments.

Firms receiving additional compensation payments must sign a letter acknowledging the purpose of the payment and generally requiring the firms to (1) have significant assets invested in American Funds, (2) perform the due diligence necessary to include American Funds on their platform, (3) not provide financial advisors, branch managers or associated persons with any financial incentives to promote the sales of one approved fund group over another approved group, (4) provide opportunities for their clients to obtain individualized advice, (5) provide American Funds Distributors broad access to their financial advisors and product platforms and work together on mutual business objectives, and (6) work with the fund’s transfer agent to promote operational efficiencies and to facilitate necessary communication between American Funds and the firm’s clients who own shares of American Funds.

American Funds Distributors has identified certain firms that provide a self-directed platform for the public as well as clearing, custody and recordkeeping services for certain other intermediaries. In lieu of the formula described above, these firms receive a payment of up to .018% of assets under administration (excluding assets where the firm acts as a fiduciary and brokerage clearing assets). Firms may direct American Funds Distributors to exclude additional assets.

American Funds Distributors may also make payments, outside of the formulas described above for, among other things, data (including fees to obtain lists of financial advisors to better tailor training and education opportunities), account-related services, and operational improvements. In 2018, American Funds Distributors paid the following firms for such information and services amounts that did not exceed the following amounts:

Fidelity Investments	$400,000
LPL Financial LLC	$560,000
Morgan Stanley Wealth Management	$800,000
PNC Network	$50,000
UBS Financial Services Inc.	$300,000
Wells Fargo Advisors	$450,000

American Funds Distributors may also pay expenses associated with meetings and other training and educational opportunities conducted by selling dealers, advisory platform providers and other intermediaries to facilitate educating financial advisors and shareholders about American Funds.

If investment advisers, distributors or other affiliates of mutual funds pay additional compensation or other incentives to investment dealers in differing amounts, dealer firms and their advisors may have financial incentives for recommending a particular mutual fund over other mutual funds or investments. You should consult with your financial advisor and review carefully any disclosure by your financial advisor’s firm as to compensation received.

The Income Fund of America / Prospectus     41

Fund expenses Note that, unless otherwise stated, references to Class A, C, T and F-1 shares in this “Fund expenses” section do not include the corresponding Class 529 shares.

In periods of market volatility, assets of the fund may decline significantly, causing total annual fund operating expenses (as a percentage of the value of your investment) to become higher than the numbers shown in the Annual Fund Operating Expenses table on page 1 of this prospectus.

For all share classes, “Other expenses” items in the Annual Fund Operating Expenses table in this prospectus include fees for administrative services provided by the fund’s investment adviser and its affiliates. Administrative services are provided by the investment adviser and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The Administrative Services Agreement between the fund and the investment adviser provides the fund the ability to charge an administrative services fee of .05% for all share classes. The fund’s investment adviser receives an administrative services fee at the annual rate of .03% of the average daily net assets of the fund attributable to Class A, C, T, F, R and 529 shares (which could be increased as noted above) for its provision of administrative services.

The “Other expenses” items in the Annual Fund Operating Expenses table also include custodial, legal and transfer agent (and, if applicable, subtransfer agent/recordkeeping) payments and various other expenses applicable to all share classes.

42     The Income Fund of America / Prospectus

Subtransfer agency and recordkeeping fees Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the fund’s investment adviser) that provide subtransfer agent, recordkeeping and/or shareholder services with respect to certain shareholder accounts in lieu of the transfer agent providing such services. The amount paid for subtransfer agent/recordkeeping services varies depending on the share class and services provided, and typically ranges from $3 to $18 per account. Although Class F-3 shares are not subject to any subtransfer agency or recordkeeping fees, Class F-1 and F-2 shares are subject to subtransfer agency fees of up to .12% of fund assets. For Class 529 shares, an expense of up to a maximum of .07% paid to a state or states for oversight and administrative services is included as an “Other expenses” item.

For employer-sponsored retirement plans, the amount paid for subtransfer agent/ recordkeeping services varies depending on the share class selected. The table below shows the maximum payments to entities providing these services to retirement plans.

Payments
Class A	0.05% of assets or $12 per participant position*
Class R-1	0.10% of assets
Class R-2	0.35% of assets
Class R-2E	0.20% of assets
Class R-3	0.15% of assets
Class R-4	0.10% of assets
Class R-5E	0.15% of assets
Class R-5	0.05% of assets
Class R-6	none

* Payment amount depends on the date services commenced.

The Income Fund of America / Prospectus     43

Financial highlights The Financial Highlights table is intended to help you understand the fund’s results for the past five fiscal years. Certain information reflects financial results for a single share of a particular class. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and capital gain distributions). The information in the Financial Highlights table has been audited by Deloitte & Touche LLP, whose current report, along with the fund’s financial statements, is included in the statement of additional information, which is available upon request.

		Income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]		Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income to average net assets
Class A:
7/31/2019	$23.28	$.72	$.13	$.85	$(.69)	$(.88)	$(1.57)	$22.56	4.22%		$73,594.56%				3.23%
7/31/2018	22.87	.73	.84	1.57	(.66)	(.50)	(1.16)	23.28	6.98		75,284.55				3.16
7/31/2017	21.70	.74	1.10	1.84	(.67)	—	(.67)	22.87	8.65		76,148.56				3.37
7/31/2016	21.31	.66	.76	1.42	(.66)	(.37)	(1.03)	21.70	7.10		75,437.56				3.22
7/31/2015	21.45	.69	(.04)	.65	(.79)	—	(.79)	21.31	3.01		72,952.55				3.19
Class C:
7/31/2019	22.98	.54	.13	.67	(.52)	(.88)	(1.40)	22.25	3.41		4,279		1.34		2.45
7/31/2018	22.59	.54	.82	1.36	(.47)	(.50)	(.97)	22.98	6.11		4,917		1.34		2.36
7/31/2017	21.44	.56	1.09	1.65	(.50)	—	(.50)	22.59	7.79		5,569		1.35		2.56
7/31/2016	21.06	.49	.76	1.25	(.50)	(.37)	(.87)	21.44	6.27		6,196		1.36		2.41
7/31/2015	21.21	.51	(.04)	.47	(.62)	—	(.62)	21.06	2.19		6,390		1.35		2.39
Class T:
7/31/2019	23.29	.77	.13	.90	(.74)	(.88)	(1.62)	22.57	4.44	[3]	—	[4]	.35	[3]	3.43	[3]
7/31/2018	22.88	.78	.84	1.62	(.71)	(.50)	(1.21)	23.29	7.19	[3]	—	[4]	.34	[3]	3.36	[3]
7/31/2017[5,6]	22.27	.29	.50	.79	(.18)	—	(.18)	22.88	3.54	[3,7]	—	[4]	.11	[3,7]	1.26	[3,7]
Class F-1:
7/31/2019	23.22	.70	.13	.83	(.67)	(.88)	(1.55)	22.50	4.15		4,022.65				3.14
7/31/2018	22.82	.71	.83	1.54	(.64)	(.50)	(1.14)	23.22	6.84		4,243.64				3.07
7/31/2017	21.65	.72	1.10	1.82	(.65)	—	(.65)	22.82	8.57		4,610.65				3.28
7/31/2016	21.26	.64	.76	1.40	(.64)	(.37)	(1.01)	21.65	7.02		4,421.65				3.12
7/31/2015	21.40	.67	(.04)	.63	(.77)	—	(.77)	21.26	2.94		4,160.64				3.10

44 The Income Fund of America / Prospectus

		Income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets		Ratio of net income to average net assets
Class F-2:
7/31/2019	$23.27	$.76	$.12	$.88	$(.73)	$(.88)	$(1.61)	$22.54	4.36%	$9,425.39%			3.40%
7/31/2018	22.86	.77	.84	1.61	(.70)	(.50)	(1.20)	23.27	7.16	8,675.38			3.33
7/31/2017	21.69	.78	1.10	1.88	(.71)	—	(.71)	22.86	8.84	7,081.39			3.54
7/31/2016	21.30	.70	.75	1.45	(.69)	(.37)	(1.06)	21.69	7.28	5,076.39			3.38
7/31/2015	21.44	.73	(.04)	.69	(.83)	—	(.83)	21.30	3.20	4,042.38			3.35
Class F-3:
7/31/2019	23.28	.78	.13	.91	(.75)	(.88)	(1.63)	22.56	4.52	3,343.28			3.50
7/31/2018	22.87	.79	.84	1.63	(.72)	(.50)	(1.22)	23.28	7.27	2,747.28			3.43
7/31/2017[5,8]	22.07	.49	.67	1.16	(.36)	—	(.36)	22.87	5.30 [7]	1,763.30		[9]	4.33 [9]
Class 529-A:
7/31/2019	23.23	.70	.13	.83	(.67)	(.88)	(1.55)	22.51	4.15	1,704.64			3.15
7/31/2018	22.83	.71	.83	1.54	(.64)	(.50)	(1.14)	23.23	6.87	1,733.63			3.08
7/31/2017	21.66	.72	1.10	1.82	(.65)	—	(.65)	22.83	8.58	1,606.64			3.30
7/31/2016	21.27	.64	.76	1.40	(.64)	(.37)	(1.01)	21.66	7.00	1,525.66			3.11
7/31/2015	21.41	.67	(.04)	.63	(.77)	—	(.77)	21.27	2.92	1,489.65			3.09
Class 529-C:
7/31/2019	23.15	.53	.13	.66	(.50)	(.88)	(1.38)	22.43	3.37	271	1.38		2.41
7/31/2018	22.73	.53	.83	1.36	(.44)	(.50)	(.94)	23.15	6.06	322	1.39		2.30
7/31/2017	21.57	.55	1.09	1.64	(.48)	—	(.48)	22.73	7.74	464	1.41		2.52
7/31/2016	21.18	.48	.76	1.24	(.48)	(.37)	(.85)	21.57	6.20	463	1.43		2.34
7/31/2015	21.33	.50	(.05)	.45	(.60)	—	(.60)	21.18	2.09	466	1.42		2.32
Class 529-E:
7/31/2019	23.16	.65	.12	.77	(.62)	(.88)	(1.50)	22.43	3.87	64.86			2.92
7/31/2018	22.76	.66	.83	1.49	(.59)	(.50)	(1.09)	23.16	6.63	69.86			2.84
7/31/2017	21.60	.67	1.09	1.76	(.60)	—	(.60)	22.76	8.30	70.87			3.06
7/31/2016	21.21	.59	.76	1.35	(.59)	(.37)	(.96)	21.60	6.76	66.89			2.88
7/31/2015	21.35	.62	(.04)	.58	(.72)	—	(.72)	21.21	2.68	64.89			2.85

The Income Fund of America / Prospectus 45

		Income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]		Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income to average net assets
Class 529-T:
7/31/2019	$23.29	$.75	$.13	$.88	$(.72)	$(.88)	$(1.60)	$22.57	4.38%[3]		$—	[4]	.41%[3]		3.37%[3]
7/31/2018	22.88	.76	.84	1.60	(.69)	(.50)	(1.19)	23.29	7.12	[3]	—	[4]	.41	[3]	3.30	[3]
7/31/2017[5,6]	22.27	.28	.50	.78	(.17)	—	(.17)	22.88	3.52	[3,7]	—	[4]	.13	[3,7]	1.24	[3,7]
Class 529-F-1:
7/31/2019	23.23	.75	.13	.88	(.73)	(.88)	(1.61)	22.50	4.36		92.40				3.39
7/31/2018	22.83	.77	.82	1.59	(.69)	(.50)	(1.19)	23.23	7.10		81.40				3.32
7/31/2017	21.66	.78	1.09	1.87	(.70)	—	(.70)	22.83	8.83		71.41				3.53
7/31/2016	21.27	.69	.76	1.45	(.69)	(.37)	(1.06)	21.66	7.25		61.43				3.34
7/31/2015	21.41	.72	(.04)	.68	(.82)	—	(.82)	21.27	3.16		58.42				3.31
Class R-1:
7/31/2019	23.13	.53	.14	.67	(.51)	(.88)	(1.39)	22.41	3.38		99		1.37		2.41
7/31/2018	22.73	.54	.83	1.37	(.47)	(.50)	(.97)	23.13	6.09		116		1.37		2.33
7/31/2017	21.57	.55	1.10	1.65	(.49)	—	(.49)	22.73	7.76		124		1.39		2.53
7/31/2016	21.18	.49	.76	1.25	(.49)	(.37)	(.86)	21.57	6.25		133		1.37		2.40
7/31/2015	21.33	.51	(.05)	.46	(.61)	—	(.61)	21.18	2.16		139		1.36		2.38
Class R-2:
7/31/2019	23.01	.53	.13	.66	(.51)	(.88)	(1.39)	22.28	3.37		439		1.38		2.41
7/31/2018	22.62	.54	.82	1.36	(.47)	(.50)	(.97)	23.01	6.09		488		1.37		2.34
7/31/2017	21.47	.55	1.09	1.64	(.49)	—	(.49)	22.62	7.77		533		1.40		2.52
7/31/2016	21.09	.49	.75	1.24	(.49)	(.37)	(.86)	21.47	6.25		577		1.36		2.41
7/31/2015	21.23	.52	(.04)	.48	(.62)	—	(.62)	21.09	2.24		599		1.32		2.42
Class R-2E:
7/31/2019	23.22	.60	.13	.73	(.58)	(.88)	(1.46)	22.49	3.66		36		1.08		2.71
7/31/2018	22.82	.61	.83	1.44	(.54)	(.50)	(1.04)	23.22	6.40		28		1.08		2.63
7/31/2017	21.66	.65	1.08	1.73	(.57)	—	(.57)	22.82	8.11		22		1.09		2.95
7/31/2016	21.29	.58	.75	1.33	(.59)	(.37)	(.96)	21.66	6.64		7		1.03		2.86
7/31/2015[5,10]	21.98	.54	(.47)	.07	(.76)	—	(.76)	21.29	.28	[3,7]	—	[4]	.96	[3,9]	2.73	[3,9]

46 The Income Fund of America / Prospectus

		Income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets		Ratio of net income to average net assets
Class R-3:
7/31/2019	$23.19	$.63	$.13	$.76	$(.61)	$(.88)	$(1.49)	$22.46	3.80%	$954.93%			2.86%
7/31/2018	22.78	.64	.84	1.48	(.57)	(.50)	(1.07)	23.19	6.60	1,057.92			2.78
7/31/2017	21.62	.65	1.10	1.75	(.59)	—	(.59)	22.78	8.23	1,183.95			2.97
7/31/2016	21.23	.59	.75	1.34	(.58)	(.37)	(.95)	21.62	6.71	1,217.92			2.85
7/31/2015	21.37	.61	(.04)	.57	(.71)	—	(.71)	21.23	2.65	1,275.92			2.83
Class R-4:
7/31/2019	23.24	.70	.13	.83	(.67)	(.88)	(1.55)	22.52	4.15	1,018.63			3.16
7/31/2018	22.83	.71	.84	1.55	(.64)	(.50)	(1.14)	23.24	6.90	1,154.63			3.07
7/31/2017	21.67	.73	1.09	1.82	(.66)	—	(.66)	22.83	8.54	1,365.64			3.31
7/31/2016	21.27	.65	.76	1.41	(.64)	(.37)	(1.01)	21.67	7.07	1,189.62			3.15
7/31/2015	21.42	.68	(.06)	.62	(.77)	—	(.77)	21.27	2.90	1,203.62			3.12
Class R-5E:
7/31/2019	23.26	.74	.14	.88	(.72)	(.88)	(1.60)	22.54	4.38	21.42			3.34
7/31/2018	22.85	.78	.82	1.60	(.69)	(.50)	(1.19)	23.26	7.14	6.41			3.38
7/31/2017	21.69	.90	.95	1.85	(.69)	—	(.69)	22.85	8.72	1.44			4.04
7/31/2016[5,11]	21.03	.47	1.07	1.54	(.51)	(.37)	(.88)	21.69	7.70 [7]	— [4]	.48	[9]	3.30 [9]
Class R-5:
7/31/2019	23.28	.77	.13	.90	(.74)	(.88)	(1.62)	22.56	4.47	445.32			3.46
7/31/2018	22.87	.78	.84	1.62	(.71)	(.50)	(1.21)	23.28	7.21	449.33			3.38
7/31/2017	21.70	.78	1.11	1.89	(.72)	—	(.72)	22.87	8.89	429.34			3.53
7/31/2016	21.31	.71	.76	1.47	(.71)	(.37)	(1.08)	21.70	7.34	516.33			3.46
7/31/2015	21.45	.74	(.04)	.70	(.84)	—	(.84)	21.31	3.25	658.32			3.41
Class R-6:
7/31/2019	23.30	.78	.13	.91	(.75)	(.88)	(1.63)	22.58	4.52	10,202.28			3.51
7/31/2018	22.88	.80	.84	1.64	(.72)	(.50)	(1.22)	23.30	7.31	8,478.28			3.44
7/31/2017	21.71	.81	1.09	1.90	(.73)	—	(.73)	22.88	8.95	6,464.28			3.68
7/31/2016	21.32	.72	.76	1.48	(.72)	(.37)	(1.09)	21.71	7.39	4,606.28			3.49
7/31/2015	21.46	.75	(.04)	.71	(.85)	—	(.85)	21.32	3.30	3,176.28			3.45

The Income Fund of America / Prospectus 47

	Year ended July 31,
Portfolio turnover rate for all share classes[12]	2019	2018	2017	2016	2015
Excluding mortgage dollar roll transactions	48%	53%	34%	39%	32%
Including mortgage dollar roll transactions	67%	70%	42%	52%	45%

1 Based on average shares outstanding.

2  Total returns exclude any applicable sales charges, including contingent deferred sales charges.

3  All or a significant portion of assets in this class consisted of seed capital invested by Capital Research and Management Company and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.

4  Amount less than $1 million.

5  Based on operations for a period that is less than a full year.

6  Class T and 529-T shares began investment operations on April 7, 2017.

7  Not annualized.

8  Class F-3 shares began investment operations on January 27, 2017.

9  Annualized.

10  Class R-2E shares began investment operations on August 29, 2014.

11  Class R-5E shares began investment operations on November 20, 2015.

12 Rates do not include the portfolio activity of Capital Group Central Cash Fund.

48 The Income Fund of America / Prospectus

Appendix

Sales charge waivers

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred (back-end) sales charge (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. Please contact the applicable intermediary with any questions regarding how the intermediary applies the policies described below and to ensure that you understand what steps you must take to qualify for any available waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts. If you change intermediaries after you purchase fund shares, the policies and procedures of the new service provider (either your new intermediary or the fund’s transfer agent) will apply to your account. Those policies may be more or less favorable than those offered by the intermediary through which you purchased your fund shares. You should review any policy differences before changing intermediaries.

Merrill Lynch, Pierce, Fenner & Smith

Effective April 10, 2017, shareholders purchasing fund shares through a Merrill Lynch platform or account are eligible only for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales charge waivers on Class A shares available at Merrill Lynch

·  Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. Except as provided below, Class A shares are not currently available to new plans described in this waiver. Plans that invested in Class A shares of any of the funds without any sales charge before April 1, 2004, and that continue to meet the eligibility requirements in effect as of that date for purchasing Class A shares at net asset value, may continue to purchase American Funds Class A shares without any initial or contingent deferred sales charge.

· Shares purchased by or through a 529 Plan. Class A shares are not currently available to the plans described in this waiver

· Shares purchased through a Merrill Lynch affiliated investment advisory program. Class A shares are not currently available in the programs described in this waiver

·  Shares purchased by third-party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform. Class A shares are not currently available in the accounts described in this waiver

· Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

The Income Fund of America / Prospectus     49

·  Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for sales charge waived shares, that waiver will apply to such exchanges

· Employees and registered representatives of Merrill Lynch or its affiliates and their family members

· Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this prospectus

·  Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

CDSC Waivers on Classes A, B and C shares available at Merrill Lynch

· Death or disability of the shareholder

· Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

· Return of excess contributions from an IRA Account

· Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the fund’s prospectus

· Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

· Shares acquired through a right of reinstatement

· Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to Class A and C shares only)

Front-end sales charge discounts available at Merrill Lynch: breakpoints, rights of accumulation and letters of intent

· Breakpoints as described in this prospectus.

· Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets

· Letters of Intent which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

50     The Income Fund of America / Prospectus

Morgan Stanley Wealth Management

Morgan Stanley Wealth Management Class A share front-end sales charge waiver

Effective July 1, 2018, Morgan Stanley Wealth Management clients purchasing Class A shares of the fund through Morgan Stanley transactional brokerage accounts are entitled to a waiver of the front-end sales charge in the following additional circumstances:

· Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.

· Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.

· Class C (level load) share positions that are no longer subject to a contingent deferred sales charge and are converted to a Class A share in the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program.

·  Shares purchased from the proceeds of redemptions within the same fund family under a Rights of Reinstatement provision, provided the repurchase occurs within 90 days following the redemption, the redemption and purchase occur in the same account, and redeemed shares were subject to a front-end or deferred sales charge.

Unless specifically described above, no other front-end sales charge waivers are available to mutual fund purchases by Morgan Stanley Wealth Management clients.

Morgan Stanley Wealth Management Class R-4 share employer-sponsored retirement plan eligibility

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

Raymond James & Associates, Inc., Raymond James Financial Services, Inc., and

each entity’s affiliates (“Raymond James”) Class A share Front-End Sales Charge Waiver

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales charge waivers on Class A shares available at Raymond James

·  Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

·  Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

·  Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement).

The Income Fund of America / Prospectus     51

·  A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A and C shares available at Raymond James

·  Death or disability of the shareholder.

·  Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

·  Return of excess contributions from an IRA Account.

·  Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the fund’s prospectus.

·  Shares acquired through a right of reinstatement.

Front-end sales charge discounts available at Raymond James: breakpoints, rights of accumulation and/or letters of intent

·  Breakpoints as described in this prospectus.

·  Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

·  Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

52     The Income Fund of America / Prospectus

Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:

The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:

Effective January 1, 2019, shareholders purchasing Fund shares through an Ameriprise Financial platform or account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI:

·  Employer-sponsored retirement plans established prior to April 1, 2004 and that continue to meet the eligibility requirements in effect as of that date for purchasing Class A shares at net asset value (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

·  Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).

·  Shares purchased by third-party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available).

·  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).

·  Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for sales charge waived shares, that waiver will also apply to such exchanges.

·  Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

·  Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, as well as 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans established prior to April 1, 2004 that continue to meet the eligibility requirements in effect as of that date for purchasing Class A shares at net asset value) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

·  Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (i.e. Rights of Reinstatement).

The Income Fund of America / Prospectus     53

For shareholder services	American Funds Service Company (800) 421-4225
For retirement plan services	Call your employer or plan administrator
For 529 plans	American Funds Service Company (800) 421-4225, ext. 529

For 24-hour information	American FundsLine (800) 325-3590 capitalgroup.com For Class R share information, visit AmericanFundsRetirement.com

Telephone calls you have with American Funds may be monitored or recorded for quality assurance, verification and recordkeeping purposes. By speaking to American Funds on the telephone, you consent to such monitoring and recording.

Multiple translations This prospectus may be translated into other languages. If there is any inconsistency or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail. Liability is not limited as a result of any material misstatement or omission introduced in the translation.

Annual/Semi-annual report to shareholders The shareholder reports contain additional information about the fund, including financial statements, investment results, portfolio holdings, a discussion of market conditions and the fund’s investment strategies, and the independent registered public accounting firm’s report (in the annual report).

Program description The CollegeAmerica® 529 program description contains additional information about the policies and services related to 529 plan accounts.

Statement of additional information (SAI) and codes of ethics The current SAI, as amended from time to time, contains more detailed information about the fund, including the fund’s financial statements, and is incorporated by reference into this prospectus. This means that the current SAI, for legal purposes, is part of this prospectus. The codes of ethics describe the personal investing policies adopted by the fund, the fund’s investment adviser and its affiliated companies.

The codes of ethics and current SAI are on file with the U.S. Securities and Exchange Commission (SEC). These and other related materials about the fund are available for review on the EDGAR database on the SEC’s website at sec.gov or, after payment of a duplicating fee, via email request to publicinfo@sec.gov. The codes of ethics, current SAI and shareholder reports are also available, free of charge, on our website, capitalgroup.com.

E-delivery and household mailings Each year you are automatically sent an updated summary prospectus and annual and semi-annual reports for the fund. You may also occasionally receive proxy statements for the fund. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same household address. You may elect to receive these documents electronically in lieu of paper form by enrolling in e-delivery on our website, capitalgroup.com.

If you would like to opt out of household-based mailings or receive a complimentary copy of the current SAI, codes of ethics, annual/semi-annual report to shareholders or applicable program description, please call American Funds Service Company at (800) 421-4225 or write to the secretary of the fund at 6455 Irvine Center Drive, Irvine, California 92618.

Securities Investor Protection Corporation (SIPC) Shareholders may obtain information about SIPC® on its website at sipc.org or by calling (202) 371-8300.

MFGEPRX-006-1019P Litho in USA CGD/CF/8013 Investment Company File No. 811-01880

THE FUND MAKES AVAILABLE A SPANISH TRANSLATION OF THE ABOVE PROSPECTUS IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE ENGLISH LANGUAGE PROSPECTUS ABOVE IS A FAIR AND ACCURATE REPRESENTATION OF THE SPANISH EQUIVALENT.

/s/	MICHAEL W. STOCKTON
MICHAEL W. STOCKTON
SECRETARY

The Income Fund of America®

Part B
Statement of Additional Information

October 1, 2019

This document is not a prospectus but should be read in conjunction with the current prospectus of The Income Fund of America (the “fund”) dated October 1, 2019. You may obtain a prospectus from your financial advisor, by calling American Funds Service Company® at (800) 421-4225 or by writing to the fund at the following address:

The Income Fund of America
Attention: Secretary

6455 Irvine Center Drive
Irvine, California 92618

Certain privileges and/or services described below may not be available to all shareholders (including shareholders who purchase shares at net asset value through eligible retirement plans) depending on the shareholder’s investment dealer or retirement plan recordkeeper. Please see your financial advisor, investment dealer, plan recordkeeper or employer for more information.

Class A	AMECX	Class 529-A	CIMAX	Class R-1	RIDAX
Class C	IFACX	Class 529-C	CIMCX	Class R-2	RIDBX
Class T	TIAFX	Class 529-E	CIMEX	Class R-2E	RIEBX
Class F-1	IFAFX	Class 529-T	TFAAX	Class R-3	RIDCX
Class F-2	AMEFX	Class 529-F-1	CIMFX	Class R-4	RIDEX
Class F-3	FIFAX			Class R-5E	RIDHX
				Class R-5	RIDFX
				Class R-6	RIDGX

Investment portfolio
Financial statements

The Income Fund of America — Page 1

Certain investment limitations and guidelines

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund’s net assets unless otherwise noted. This summary is not intended to reflect all of the fund’s investment limitations.

Income-producing securities

· The fund will invest at least 65% of its assets in income-producing securities.

Equity securities

· The fund will generally invest at least 60% of its assets in equity securities. However, the composition of the fund’s investments in equity, debt and cash or money market instruments may vary substantially depending on various factors, including market conditions. At times the fund may be substantially invested in equity or debt securities (i.e., more than 60%) or may be solely invested in equity or debt securities (i.e., 100%).

Debt instruments

· The fund may invest up to 20% of its assets in straight debt securities (i.e., debt securities that do not have equity conversion or purchase rights) rated BB+ or below and Ba1 or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser. The fund currently intends to look to the ratings from Moody’s Investors Service, Standard & Poor’s Ratings Services and Fitch Ratings. If rating agencies differ, securities will be considered to have received the highest of these ratings, consistent with the fund's investment policies.

Investing outside the U.S.

· The fund may invest up to 30% of its assets in equity securities of issuers domiciled outside the United States.

· The fund may invest up to 10% of its assets in debt securities of issuers domiciled outside the United States (must be U.S. dollar denominated).

· In determining the domicile of an issuer, the fund’s investment adviser will consider the domicile determination of a leading provider of global indexes, such as Morgan Stanley Capital International, and may also take into account such factors as where the issuer’s securities are listed and where the issuer is legally organized, maintains principal corporate offices, conducts its principal operations and/or generates revenues.

* * * * * *

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.

The Income Fund of America — Page 2

Description of certain securities, investment techniques and risks

The descriptions below are intended to supplement the material in the prospectus under “Investment objectives, strategies and risks.”

Equity securities — Equity securities represent an ownership position in a company. Equity securities held by the fund typically consist of common stocks and may also include securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic and other conditions. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices. Holders of equity securities are not creditors of the issuer. If an issuer liquidates, holders of equity securities are entitled to their pro rata share of the issuer’s assets, if any, after creditors (including the holders of fixed income securities and senior equity securities) are paid.

There may be little trading in the secondary market for particular equity securities, which may adversely affect the fund’s ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.

Investing in smaller capitalization stocks — The fund may invest in the stocks of smaller capitalization companies. Investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, limited operating histories, limited markets or financial resources, may be dependent on one or a few key persons for management and can be more susceptible to losses. Also, their securities may be less liquid or illiquid (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings, thus creating a greater chance of loss than securities of larger capitalization companies.

Debt instruments — Debt securities, also known as “fixed income securities,” are used by issuers to borrow money. Bonds, notes, debentures, asset-backed securities (including those backed by mortgages), and loan participations and assignments are common types of debt securities. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and their values accrete over time to face value at maturity. Some debt securities bear interest at rates that are not fixed, but that vary with changes in specified market rates or indices. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall. These fluctuations will generally be greater for longer-term debt securities than for shorter-term debt securities. Prices of these securities can also be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices.

Lower rated debt securities, rated Ba1/BB+ or below by Nationally Recognized Statistical Rating Organizations, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities, or they may already be in default. Such securities are sometimes referred to as “junk bonds” or high yield bonds. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, and to determine the value of, lower rated debt securities. Investment grade bonds in the ratings categories A or Baa/BBB also may be more susceptible to changes in market or economic conditions than bonds rated in the highest rating categories.

The Income Fund of America — Page 3

Certain additional risk factors relating to debt securities are discussed below:

Sensitivity to interest rate and economic changes — Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or a period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, to obtain additional financing and to service their principal and interest payment obligations. Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities and derivative instruments. For example, during the financial crisis of 2007-2009, the Federal Reserve implemented a number of economic policies that impacted, and may continue to impact, interest rates and the market. These policies, as well as potential actions by governmental entities both in and outside of the U.S., may expose fixed income markets to heightened volatility and may reduce liquidity for certain investments, which could cause the value of the fund’s portfolio to decline.

Payment expectations — Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate market, the fund may have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

Liquidity and valuation — There may be little trading in the secondary market for particular debt securities, which may affect adversely the fund’s ability to value accurately or dispose of such debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

The investment adviser attempts to reduce the risks described above through diversification of the fund’s portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing so.

Credit ratings for debt securities provided by rating agencies reflect an evaluation of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between the time of developments relating to an issuer and the time a rating is assigned and updated. The investment adviser considers these ratings of securities as one of many criteria in making its investment decisions.

Bond rating agencies may assign modifiers (such as +/–) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without giving consideration to the modifier except where otherwise provided. See the Appendix to this statement of additional information for more information about credit ratings.

The Income Fund of America — Page 4

Securities with equity and debt characteristics — Certain securities have a combination of equity and debt characteristics. Such securities may at times behave more like equity than debt or vice versa.

Preferred stock — Preferred stock represents an equity interest in an issuer that generally entitles the holder to receive, in preference to common stockholders and the holders of certain other stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the issuer. Preferred stocks may pay fixed or adjustable rates of return, and preferred stock dividends may be cumulative or non-cumulative and participating or non-participating. Cumulative dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stockholders, while prior unpaid dividends on non-cumulative preferred stock are forfeited. Participating preferred stock may be entitled to a dividend exceeding the issuer’s declared dividend in certain cases, while non-participating preferred stock is entitled only to the stipulated dividend. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. As with debt securities, the prices and yields of preferred stocks often move with changes in interest rates and the issuer’s credit quality. Additionally, a company’s preferred stock typically pays dividends only after the company makes required payments to holders of its bonds and other debt. Accordingly, the price of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the issuing company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Convertible securities — A convertible security is a debt obligation, preferred stock or other security that may be converted, within a specified period of time and at a stated conversion rate, into common stock or other equity securities of the same or a different issuer. The conversion may occur automatically upon the occurrence of a predetermined event or at the option of either the issuer or the security holder. Under certain circumstances, a convertible security may also be called for redemption or conversion by the issuer after a particular date and at predetermined price specified upon issue. If a convertible security held by the fund is called for redemption or conversion, the fund could be required to tender the security for redemption, convert it into the underlying common stock, or sell it to a third party.

The holder of a convertible security is generally entitled to participate in the capital appreciation resulting from a market price increase in the issuer’s common stock and to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities rank senior to common stock in an issuer’s capital structure and, therefore, normally entail less risk than the issuer’s common stock. However, convertible securities may also be subordinate to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities may entail more risk than such senior debt obligations. Convertible securities usually offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.

Because of the conversion feature, the price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and, accordingly, convertible securities are subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may cushion the security against declines in the price of the underlying asset but may also cause the price of the security to fluctuate based upon changes in interest rates and the credit quality of the issuer. As with a straight fixed income security, the price of a convertible security tends to increase when interest rates decline and decrease when interest rates rise. Like the price of a common

The Income Fund of America — Page 5

stock, the price of a convertible security also tends to increase as the price of the underlying stock rises and to decrease as the price of the underlying stock declines.

Hybrid securities — A hybrid security is a type of security that also has equity and debt characteristics. Like equities, which have no final maturity, a hybrid security may be perpetual. On the other hand, like debt securities, a hybrid security may be callable at the option of the issuer on a date specified at issue. Additionally, like common equities, which may stop paying dividends at virtually any time without violating any contractual terms or conditions, hybrids typically allow for issuers to withhold payment of interest until a later date or to suspend coupon payments entirely without triggering an event of default. Hybrid securities are normally at the bottom of an issuer’s debt capital structure because holders of an issuer’s hybrid securities are structurally subordinated to the issuer’s senior creditors. In bankruptcy, hybrid security holders should only get paid after all senior creditors of the issuer have been paid but before any disbursements are made to the issuer’s equity holders. Accordingly, hybrid securities may be more sensitive to economic changes than more senior debt securities. Such securities may also be viewed as more equity-like by the market when the issuer or its parent company experiences financial difficulties.

Contingent convertible securities, which are also known as contingent capital securities, are a form of hybrid security that are intended to either convert into equity or have their principal written down upon the occurrence of certain trigger events. One type of contingent convertible security has characteristics designed to absorb losses, by providing that the liquidation value of the security may be adjusted downward to below the original par value or written off entirely under certain circumstances. For instance, if losses have eroded the issuer’s capital level below a specified threshold, the liquidation value of the security may be reduced in whole or in part. The write-down of the security’s par value may occur automatically and would not entitle holders to institute bankruptcy proceedings against the issuer. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment associated with the security is based on the security’s par value. Such securities may, but are not required to, provide for circumstances under which the liquidation value of the security may be adjusted back up to par, such as an improvement in capitalization or earnings. Another type of contingent convertible security provides for mandatory conversion of the security into common shares of the issuer under certain circumstances. The mandatory conversion might relate, for example, to the issuer’s failure to maintain a capital minimum. Since the common stock of the issuer may not pay a dividend, investors in such instruments could experience reduced yields (or no yields at all) and conversion would deepen the subordination of the investor, effectively worsening the investor’s standing in the case of the issuer’s insolvency. An automatic write-down or conversion event with respect to a contingent convertible security will typically be triggered by a reduction in the issuer’s capital level, but may also be triggered by regulatory actions, such as a change in regulatory capital requirements, or by other factors.

Investing outside the U.S. — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue. These issuers may also be more susceptible to actions of foreign governments such as the imposition of price controls or punitive taxes that could adversely impact the value of these securities. To the extent the fund invests in securities that are denominated in currencies other than the U.S. dollar, these securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends.

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Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Additional costs could be incurred in connection with the fund’s investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Additionally, there may be increased settlement risks for transactions in local securities.

Although there is no universally accepted definition, the investment adviser generally considers an emerging market to be a market that is in the earlier stages of its industrialization cycle with a low per capita gross domestic product (“GDP”) and a low market capitalization to GDP ratio relative to those in the United States and the European Union, and would include markets commonly referred to as “frontier markets.”

Certain risk factors related to emerging markets

Currency fluctuations — Certain emerging markets’ currencies have experienced and in the future may experience significant declines against the U.S. dollar. For example, if the U.S. dollar appreciates against foreign currencies, the value of the fund’s emerging markets securities holdings would generally depreciate and vice versa. Further, the fund may lose money due to losses and other expenses incurred in converting various currencies to purchase and sell securities valued in currencies other than the U.S. dollar, as well as from currency restrictions, exchange control regulation and currency devaluations.

Government regulation — Certain developing countries lack uniform accounting, auditing and financial reporting and disclosure standards, have less governmental supervision of financial markets than in the United States, and do not honor legal rights enjoyed in the United States. Certain governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of local companies. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. While the fund will only invest in markets where these restrictions are considered acceptable by the investment adviser, a country could impose new or additional repatriation restrictions after the fund’s investment. If this happened, the fund’s response might include, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to the fund’s liquidity needs and other factors. Further, some attractive equity securities may not be available to the fund if foreign shareholders already hold the maximum amount legally permissible.

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While government involvement in the private sector varies in degree among developing countries, such involvement may in some cases include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any developing country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies to the possible detriment of the fund’s investments.

Fluctuations in inflation rates — Rapid fluctuations in inflation rates may have negative impacts on the economies and securities markets of certain emerging market countries.

Less developed securities markets — Emerging markets may be less well-developed than other markets. These markets have lower trading volumes than the securities markets of more developed countries and may be unable to respond effectively to increases in trading volume. Consequently, these markets may be substantially less liquid than those of more developed countries, and the securities of issuers located in these markets may have limited marketability. These factors may make prompt liquidation of substantial portfolio holdings difficult or impossible at times.

Settlement risks — Settlement systems in developing countries are generally less well organized than those of developed markets. Supervisory authorities may also be unable to apply standards comparable to those in developed markets. Thus, there may be risks that settlement may be delayed and that cash or securities belonging to the fund may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment be made before receipt of the security being purchased or that delivery of a security be made before payment is received. In such cases, default by a broker or bank (the “counterparty”) through whom the transaction is effected might cause the fund to suffer a loss. The fund will seek, where possible, to use counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that the fund will be successful in eliminating this risk, particularly as counterparties operating in developing countries frequently lack the standing or financial resources of those in developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise with respect to securities held by or to be transferred to the fund.

Insufficient market information — The fund may encounter problems assessing investment opportunities in certain emerging markets in light of limitations on available information and different accounting, auditing and financial reporting standards. In such circumstances, the fund’s investment adviser will seek alternative sources of information, and to the extent the investment adviser is not satisfied with the sufficiency of the information obtained with respect to a particular market or security, the fund will not invest in such market or security.

Taxation — Taxation of dividends, interest and capital gains received by the fund varies among developing countries and, in some cases, is comparatively high. In addition, developing countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the fund could become subject in the future to local tax liability that it had not reasonably anticipated in conducting its investment activities or valuing its assets.

Litigation — The fund and its shareholders may encounter substantial difficulties in obtaining and enforcing judgments against individuals residing outside of the U.S. and companies domiciled outside of the U.S.

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Fraudulent securities — Securities purchased by the fund may subsequently be found to be fraudulent or counterfeit, resulting in a loss to the fund.

Synthetic local access instruments — Participation notes, market access warrants and other similar structured investment vehicles (collectively, “synthetic local access instruments”) are instruments used by investors to obtain exposure to equity investments in local markets where direct ownership by foreign investors is not permitted or is otherwise restricted by local law. Synthetic local access instruments, which are generally structured and sold over-the-counter by a local branch of a bank or broker-dealer that is permitted to purchase equity securities in the local market, are designed to replicate exposure to one or more underlying equity securities. The price and performance of a synthetic local access instrument are normally intended to track the price and performance of the underlying equity assets as closely as possible. However, there can be no assurance that the results of synthetic local access instruments will replicate exactly the performance of the underlying securities due to transaction costs, taxes and other fees and expenses. The holder of a synthetic local access instrument may also be entitled to receive any dividends paid in connection with the underlying equity assets, but usually does not receive voting rights as it would if such holder directly owned the underlying assets.

Investments in synthetic local access instruments involve the same risks associated with a direct investment in the shares of the companies the instruments seek to replicate, including, in particular, the risks associated with investing outside the United States. Synthetic local access instruments also involve risks that are in addition to the risks normally associated with a direct investment in the underlying equity securities. For instance, synthetic local access instruments represent unsecured, unsubordinated contractual obligations of the banks or broker-dealers that issue them. Consequently, a purchaser of a synthetic local access instrument relies on the creditworthiness of such a bank or broker-dealer counterparty and has no rights under the instrument against the issuer of the underlying equity securities. Additionally, there is no guarantee that a liquid market for a synthetic local access instrument will exist or that the issuer of the instrument will be willing to repurchase the instrument when an investor wishes to sell it.

Depositary receipts — Depositary receipts are securities that evidence ownership interests in, and represent the right to receive, a security or a pool of securities that have been deposited with a bank or trust depository. The fund may invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and other similar securities. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. entity. For other depositary receipts, the depository may be a non-U.S. or a U.S. entity, and the underlying securities may be issued by a non-U.S. or a U.S. entity. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as EDRs and GDRs, may be issued in bearer form, may be denominated in either U.S. dollars or in non-U.S. currencies, and are primarily designed for use in securities markets outside the United States. ADRs, EDRs and GDRs can be sponsored by the issuing bank or trust company or the issuer of the underlying securities. Although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of such securities into the underlying securities, generally no fees are imposed on the purchase or sale of these securities other than transaction fees ordinarily involved with trading stock. Such securities may be less liquid or may trade at a lower price than the underlying securities of the issuer. Additionally, the issuers of securities underlying depositary receipts may not be obligated to timely disclose information that is considered material under the securities laws of the United States. Therefore, less information may be available regarding these issuers than about the issuers of other securities and there may not be a correlation between such information and the market value of the depositary receipts.

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Currency transactions — The fund may enter into currency transactions on a spot (i.e., cash) basis at the prevailing rate in the currency exchange market to provide for the purchase or sale of a currency needed to purchase a security denominated in that currency. In addition, the fund may enter into forward currency contracts to protect against changes in currency exchange rates, to increase exposure to a particular foreign currency, to shift exposure to currency fluctuations from one currency to another or to seek to increase returns. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Some forward currency contracts, called non-deliverable forwards or NDFs, do not call for physical delivery of the currency and are instead settled through cash payments. Forward currency contracts are typically privately negotiated and traded in the interbank market between large commercial banks (or other currency traders) and their customers. Although forward contracts entered into by the fund will typically involve the purchase or sale of a currency against the U.S. dollar, the fund also may purchase or sell a non-U.S. currency against another non-U.S. currency.

Currency exchange rates generally are determined by forces of supply and demand in the foreign exchange markets and the relative merits of investment in different countries as viewed from an international perspective. Currency exchange rates, as well as foreign currency transactions, can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad. Such intervention or other events could prevent the fund from entering into foreign currency transactions, force the fund to exit such transactions at an unfavorable time or price or result in penalties to the fund, any of which may result in losses to the fund.

Generally, the fund will not attempt to protect against all potential changes in exchange rates and the use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities. If the value of the underlying securities declines or the amount of the fund’s commitment increases because of changes in exchange rates, the fund may need to provide additional cash or securities to satisfy its commitment under the forward contract. The fund is also subject to the risk that it may be delayed or prevented from obtaining payments owed to it under the forward contract as a result of the insolvency or bankruptcy of the counterparty with which it entered into the forward contract or the failure of the counterparty to comply with the terms of the contract.

The realization of gains or losses on foreign currency transactions will usually be a function of the investment adviser’s ability to accurately estimate currency market movements. Entering into forward currency transactions may change the fund’s exposure to currency exchange rates and could result in losses to the fund if currencies do not perform as expected by the fund’s investment adviser. For example, if the fund’s investment adviser increases the fund’s exposure to a foreign currency using forward contracts and that foreign currency’s value declines, the fund may incur a loss. In addition, while entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain that may result from an increase in the value of the currency. See also the “Derivatives” section under "Description of certain securities, investment techniques and risks" for a general description of investment techniques and risks relating to derivatives, including certain currency forwards.

Forward currency contracts may give rise to leverage, or exposure to potential gains and losses in excess of the initial amount invested. Leverage magnifies gains and losses and could cause the fund to be subject to more volatility than if it had not been leveraged, thereby resulting in a heightened risk of loss. The fund will segregate liquid assets that will be marked to market daily to meet its forward contract commitments to the extent required by the U.S. Securities and Exchange Commission.

Forward currency transactions also may affect the character and timing of income, gain, or loss recognized by the fund for U.S. tax purposes. The use of forward currency contracts could result in the

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application of the mark-to-market provisions of the Internal Revenue Code and may cause an increase (or decrease) in the amount of taxable dividends paid by the fund.

Derivatives — In pursuing its investment objective, the fund may invest in derivative instruments. A derivative is a financial instrument, the value of which depends on, or is otherwise derived from, another underlying variable. Most often, the variable underlying a derivative is the price of a traded asset, such as a traditional cash security (e.g., a stock or bond), a currency or a commodity; however, the value of a derivative can be dependent on almost any variable, from the level of an index or a specified rate to the occurrence (or non-occurrence) of a credit event with respect to a specified reference asset. In addition to investing in forward currency contracts, as described above under “Currency transactions,” the fund may take positions in futures contracts, interest rate swaps and credit default swap indices, each of which is a derivative instrument described in greater detail below.

Derivative instruments may be distinguished by the manner in which they trade: some are standardized instruments that trade on an organized exchange while others are individually negotiated and traded in the over-the-counter (OTC) market. Derivatives also range broadly in complexity, from simple derivatives to more complex instruments. As a general matter, however, all derivatives — regardless of the manner in which they trade or their relative complexities — entail certain risks, some of which are different from, and potentially greater than, the risks associated with investing directly in traditional cash securities.

As is the case with traditional cash securities, derivative instruments are generally subject to counterparty credit risk; however, in some cases, derivatives may pose counterparty risks greater than those posed by cash securities. The use of derivatives involves the risk that a loss may be sustained by the fund as a result of the failure of the fund’s counterparty to make required payments or otherwise to comply with its contractual obligations. For some derivatives, though, the value of — and, in effect, the return on — the instrument may be dependent on both the individual credit of the fund’s counterparty and on the credit of one or more issuers of any underlying assets. If the fund does not correctly evaluate the creditworthiness of its counterparty and, where applicable, of issuers of any underlying reference assets, the fund’s investment in a derivative instrument may result in losses. Further, if a fund’s counterparty were to default on its obligations, the fund’s contractual remedies against such counterparty may be subject to applicable bankruptcy and insolvency laws, which could affect the fund’s rights as a creditor and delay or impede the fund’s ability to receive the net amount of payments that it is contractually entitled to receive.

The value of some derivative instruments in which the fund invests may be particularly sensitive to changes in prevailing interest rates, currency exchange rates or other market conditions. Like the fund’s other investments, the ability of the fund to successfully utilize such derivative instruments may depend in part upon the ability of the fund’s investment adviser to accurately forecast interest rates and other economic factors. The success of the fund’s derivative investment strategy will also depend on the investment adviser’s ability to assess and predict the impact of market or economic developments on the derivative instruments in which the fund invests, in some cases without having had the benefit of observing the performance of a derivative under all possible market conditions. If the investment adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, or if the investment adviser incorrectly predicts the impact of developments on a derivative instrument, the fund could be exposed to the risk of loss.

Certain derivatives may also be subject to liquidity and valuation risks. The potential lack of a liquid secondary market for a derivative (and, particularly, for an OTC derivative) may cause difficulty in valuing or selling the instrument. If a derivative transaction is particularly large or if the relevant market is illiquid, as is often the case with many privately-negotiated OTC derivatives, the fund may not be able to initiate a transaction or to liquidate a position at an advantageous time or price. Particularly when there is no liquid secondary market for the fund’s derivative positions, the fund may encounter difficulty in valuing such illiquid positions. The value of a derivative instrument does not always

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correlate perfectly with its underlying asset, rate or index, and many derivatives, and OTC derivatives in particular, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the fund.

Because certain derivative instruments may obligate the fund to make one or more potential future payments, which could significantly exceed the value of the fund’s initial investments in such instruments, derivative instruments may also have a leveraging effect on the fund’s portfolio. Certain derivatives have the potential for unlimited loss, irrespective of the size of the fund’s investment in the instrument. When a fund leverages its portfolio, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. In accordance with applicable regulatory requirements, the fund will generally segregate or earmark liquid assets, or enter into offsetting financial positions, to cover its obligations under derivative instruments, effectively limiting the risk of leveraging the fund’s portfolio. Because the fund is legally required to maintain asset coverage or offsetting positions in connection with leveraging derivative instruments, the fund’s investments in such derivatives may also require the fund to buy or sell portfolio securities at disadvantageous times or prices in order to comply with applicable requirements.

Futures — The fund may enter into futures contracts to seek to manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. A futures contract is an agreement to buy or sell a security or other financial instrument (the “reference asset”) for a set price on a future date. Futures contracts are standardized, exchange-traded contracts, and, when a futures contract is bought or sold, the fund will incur brokerage fees and will be required to maintain margin deposits.

Unlike when the fund purchases or sells a security, such as a stock or bond, no price is paid or received by the fund upon the purchase or sale of a futures contract. When the fund enters into a futures contract, the fund is required to deposit with its futures broker, known as a futures commission merchant (FCM), a specified amount of liquid assets in a segregated account in the name of the FCM at the applicable derivatives clearinghouse or exchange. This amount, known as initial margin, is set by the futures exchange on which the contract is traded and may be significantly modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the fund upon termination of the contract, assuming all contractual obligations have been satisfied. Additionally, on a daily basis, the fund pays or receives cash, or variation margin, equal to the daily change in value of the futures contract. Variation margin does not represent a borrowing or loan by the fund but is instead a settlement between the fund and the FCM of the amount one party would owe the other if the futures contract expired. In computing daily net asset value, the fund will mark-to-market its open futures positions. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of the fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the fund. An event of bankruptcy or insolvency at a clearinghouse or exchange holding initial margin could also result in losses for the fund.

When the fund invests in futures contracts and deposits margin with an FCM, the fund becomes subject to so-called “fellow customer” risk – that is, the risk that one or more customers of the FCM will default on their obligations and that the resulting losses will be so great that the FCM will default on its obligations and margin posted by one customer, such as the fund, will be used to cover a loss caused by a different defaulting customer. Applicable rules generally prohibit the use of one customer’s funds to meet the obligations of another customer and limit the ability of an FCM to use margin posed by non-defaulting customers to satisfy losses caused by defaulting customers. As a general matter, an FCM is required to use its own funds to meet a defaulting customer’s obligations. While a customer’s loss would likely need to be substantial before non-defaulting customers would be exposed to loss on account

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of fellow customer risk, applicable rules nevertheless permit the commingling of margin and do not limit the mutualization of customer losses from investment losses, custodial failures, fraud or other causes. If the loss is so great that, notwithstanding the application of an FCM’s own funds, there is a shortfall in the amount of customer funds required to be held in segregation, the FCM could default and be placed into bankruptcy. Under these circumstances, bankruptcy law provides that non-defaulting customers will share pro rata in any shortfall. A shortfall in customer segregated funds may also make the transfer of the accounts of non-defaulting customers to another FCM more difficult.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the reference asset, in practice, most futures contracts are usually closed out before the delivery date by offsetting purchases or sales of matching futures contracts. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical reference asset and the same delivery date with the same FCM. If the offsetting purchase price is less than the original sale price (in each case taking into account transaction costs, including brokerage fees), the fund realizes a gain; if it is more, the fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price (in each case taking into account transaction costs, including brokerage fees), the fund realizes a gain; if it is less, the fund realizes a loss.

The fund is generally required to segregate liquid assets equivalent to the fund’s outstanding obligations under each futures contract. With respect to long positions in futures contracts that are not legally required to cash settle, the fund will segregate or earmark liquid assets in an amount equal to the contract price the fund will be required to pay on settlement less the amount of margin deposited with an FCM. For short positions in futures contracts that are not legally required to cash settle, the fund will segregate or earmark liquid assets in an amount that, when added to the amounts deposited with an FCM as margin, equals the market value of the reference asset underlying the futures contract. With respect to futures contracts that are required to cash settle, however, the fund is permitted to segregate or earmark liquid assets in an amount that, when added to the amounts deposited with an FCM as margin, equals the fund’s daily marked-to-market (net) obligation under the contract (i.e., the daily market value of the contract itself), if any; in other words, the fund may set aside its daily net liability, if any, rather than the notional value of the futures contract. By segregating or earmarking assets equal only to its net obligation under cash-settled futures, the fund may be able to utilize these contracts to a greater extent than if the fund were required to segregate or earmark assets equal to the full contract price or current market value of the futures contract. Such segregation of assets is intended to ensure that the fund has assets available to satisfy its obligations with respect to futures contracts and to limit any potential leveraging of the fund’s portfolio. However, segregation of liquid assets will not limit the fund’s exposure to loss. To maintain a sufficient amount of segregated assets, the fund may also have to sell less liquid portfolio securities at disadvantageous prices, and the earmarking of liquid assets will have the effect of limiting the fund’s ability to otherwise invest those assets in other securities or instruments.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying reference asset. Purchasing futures contracts will, therefore, tend to increase the fund’s exposure to positive and negative price fluctuations in the reference asset, much as if the fund had purchased the reference asset directly. When the fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the reference asset. Accordingly, selling futures contracts will tend to offset both positive and negative market price changes, much as if the reference asset had been sold.

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There is no assurance that a liquid market will exist for any particular futures contract at any particular time. Futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days, when the price fluctuation limit is reached and a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a futures contract is not liquid because of price fluctuation limits or other market conditions, the fund may be prevented from promptly liquidating unfavorable futures positions and the fund could be required to continue to hold a position until delivery or expiration regardless of changes in its value, potentially subjecting the fund to substantial losses. Additionally, the fund may not be able to take other actions or enter into other transactions to limit or reduce its exposure to the position. Under such circumstances, the fund would remain obligated to meet margin requirements until the position is cleared. As a result, the fund’s access to other assets held to cover its futures positions could also be impaired.

Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement and margin procedures that are different than those followed by futures exchanges in the United States. Futures contracts traded outside the United States may not involve a clearing mechanism or related guarantees and may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member, or other party that may owe initial or variation margin to the fund. Margin requirements on foreign futures exchanges may be different than those of futures exchanges in the United States, and, because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuations.

Interest rate swaps — The fund may enter into interest rate swaps to seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. An interest rate swap is an agreement between two parties to exchange or swap payments based on changes in an interest rate or rates. Typically, one interest rate is fixed and the other is based on a designated short-term interest rate such as the London Interbank Offered Rate (LIBOR), prime rate or other benchmark. Interest rate swaps generally do not involve the delivery of securities or other principal amounts. Rather, cash payments are exchanged by the parties based on the application of the designated interest rates to a notional amount, which is the predetermined dollar principal of the trade upon which payment obligations are computed. Accordingly, the fund’s current obligation or right under the swap agreement is generally equal to the net amount to be paid or received under the swap agreement based on the relative value of the position held by each party. The fund will generally segregate assets with a daily value at least equal to the excess, if any, of the fund’s accrued obligations under the swap agreement over the accrued amount the fund is entitled to receive under the agreement, less the value of any posted margin or collateral on deposit with respect to the position.

The use of interest rate swaps involves certain risks, including losses if interest rate changes are not correctly anticipated by the fund’s investment adviser. To the extent the fund enters into bilaterally negotiated swap transactions, the fund will enter into swap agreements only with counterparties that meet certain credit standards; however, if the counterparty’s creditworthiness deteriorates rapidly and the counterparty defaults on its obligations under the swap agreement or declares bankruptcy, The fund may lose any amount it expected to receive from the counterparty. Certain interest rate swap transactions are currently subject to mandatory central clearing or may be eligible for voluntary central clearing. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps. Additionally, the term of an interest rate swap can be days, months or years and, as a result, certain swaps may be less liquid than others.

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Credit default swap indices — In order to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks, the fund may invest in credit default swap indices (“CDXs”). A CDX is based on a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. In a typical CDX transaction, one party — the protection buyer — is obligated to pay the other party — the protection seller — a stream of periodic payments over the term of the contract. If a credit event, such as a default or restructuring, occurs with respect to any of the underlying reference obligations, the protection seller must pay the protection buyer the loss on those credits.

The fund may enter into a CDX transaction as either protection buyer or protection seller. If the fund is a protection buyer, it would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit events were to occur with respect to any of the underlying reference obligations. However, if a credit event did occur, the fund, as a protection buyer, would have the right to deliver the referenced debt obligations or a specified amount of cash, depending on the terms of the applicable agreement, and to receive the par value of such debt obligations from the counterparty protection seller. As a protection seller, the fund would receive fixed payments throughout the term of the contract if no credit events were to occur with respect to any of the underlying reference obligations. If a credit event were to occur, however, the value of any deliverable obligation received by the fund, coupled with the periodic payments previously received by the fund, may be less than the full notional value that the fund, as a protection seller, pays to the counterparty protection buyer, effectively resulting in a loss of value to the fund. Furthermore, as a protection seller, the fund would effectively add leverage to its portfolio because it would have investment exposure to the notional amount of the swap transaction.

The use of CDX, like all other swap agreements, is subject to certain risks, including the risk that the fund’s counterparty will default on its obligations. If such a default were to occur, any contractual remedies that the fund might have may be subject to applicable bankruptcy laws, which could delay or limit the fund’s recovery. Thus, if the fund’s counterparty to a CDX transaction defaults on its obligation to make payments thereunder, the fund may lose such payments altogether or collect only a portion thereof, which collection could involve substantial costs or delays. Certain CDX transactions are subject to mandatory central clearing or may be eligible for voluntary central clearing. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps.

Additionally, when the fund invests in a CDX as a protection seller, the fund will be indirectly exposed to the creditworthiness of issuers of the underlying reference obligations in the index. If the investment adviser to the fund does not correctly evaluate the creditworthiness of issuers of the underlying instruments on which the CDX is based, the investment could result in losses to the fund.

Pursuant to regulations and published positions of the U.S. Securities and Exchange Commission, the fund’s obligations under a CDX agreement will be accrued daily and, where applicable, offset against any amounts owing to the fund. In connection with CDX transactions in which the fund acts as protection buyer, the fund will segregate liquid assets with a value at least equal to the fund’s exposure (i.e., any accrued but unpaid net amounts owed by the fund to any counterparty), on a marked-to-market basis, less the value of any posted margin. When the fund acts as protection seller, the fund will segregate liquid assets with a value at least equal to the full notional amount of the swap, less the value of any posted margin. Such segregation is intended to ensure that the fund has assets available to satisfy its obligations with respect to CDX transactions and to limit any potential leveraging of the fund’s portfolio. However, segregation of liquid assets will not limit the fund’s exposure to loss. To maintain this required margin, the fund may also have to sell portfolio securities at disadvantageous prices,

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and the earmarking of liquid assets will have the effect of limiting the fund’s ability to otherwise invest those assets in other securities or instruments.

Obligations backed by the “full faith and credit” of the U.S. government — U.S. government obligations include the following types of securities:

U.S. Treasury securities — U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of high credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates and in government policies, but, if held to maturity, are expected to be paid in full (either at maturity or thereafter).

Federal agency securities — The securities of certain U.S. government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. government. Such agencies and entities include, but are not limited to, the Federal Financing Bank (“FFB”), the Government National Mortgage Association (“Ginnie Mae”), the Veterans Administration (“VA”), the Federal Housing Administration (“FHA”), the Export-Import Bank (“Exim Bank”), the Overseas Private Investment Corporation (“OPIC”), the Commodity Credit Corporation (“CCC”) and the Small Business Administration (“SBA”).

Other federal agency obligations — Additional federal agency securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship: some operate under a congressional charter; some are backed by collateral consisting of “full faith and credit” obligations as described above; some are supported by the issuer’s right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal National Mortgage Association (“Fannie Mae”), the Tennessee Valley Authority and the Federal Farm Credit Bank System.

In 2008, Freddie Mac and Fannie Mae were placed into conservatorship by their new regulator, the Federal Housing Finance Agency (“FHFA”). Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both firms. As conservator, the FHFA has the authority to repudiate any contract either firm has entered into prior to the FHFA’s appointment as conservator (or receiver should either firm go into default) if the FHFA, in its sole discretion determines that performance of the contract is burdensome and repudiation would promote the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. While the FHFA has indicated that it does not intend to repudiate the guaranty obligations of either entity, doing so could adversely affect holders of their mortgage-backed securities. For example, if a contract were repudiated, the liability for any direct compensatory damages would accrue to the entity’s conservatorship estate and could only be satisfied to the extent the estate had available assets. As a result, if interest payments on Fannie Mae or Freddie Mac mortgage-backed securities held by the fund were reduced because underlying borrowers failed to make payments or such payments were not advanced by a loan servicer, the fund’s only recourse might be against the conservatorship estate, which might not have sufficient assets to offset any shortfalls.

The FHFA, in its capacity as conservator, has the power to transfer or sell any asset or liability of Fannie Mae or Freddie Mac. The FHFA has indicated it has no current intention to do this; however, should it do so a holder of a Fannie Mae or Freddie Mac mortgage-backed security would have to rely on

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another party for satisfaction of the guaranty obligations and would be exposed to the credit risk of that party.

Certain rights provided to holders of mortgage-backed securities issued by Fannie Mae or Freddie Mac under their operative documents may not be enforceable against the FHFA, or enforcement may be delayed during the course of the conservatorship or any future receivership. For example, the operative documents may provide that upon the occurrence of an event of default by Fannie Mae or Freddie Mac, holders of a requisite percentage of the mortgage-backed security may replace the entity as trustee. However, under the Federal Housing Finance Regulatory Reform Act of 2008, holders may not enforce this right if the event of default arises solely because a conservator or receiver has been appointed.

Pass-through securities — The fund may invest in various debt obligations backed by pools of mortgages or other assets including, but not limited to, residential mortgage loans, home equity loans, mortgages on commercial buildings, consumer loans and equipment leases. Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors, net of any fees paid to any insurer or any guarantor of the securities. Pass-through securities may have either fixed or adjustable coupons. These securities include:

Mortgage-backed securities — These securities may be issued by U.S. government agencies and government-sponsored entities, such as Ginnie Mae, Fannie Mae and Freddie Mac, and by private entities. The payment of interest and principal on mortgage-backed obligations issued by U.S. government agencies may be guaranteed by the full faith and credit of the U.S. government (in the case of Ginnie Mae), or may be guaranteed by the issuer (in the case of Fannie Mae and Freddie Mac). However, these guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.

Mortgage-backed securities issued by private entities are structured similarly to those issued by U.S. government agencies. However, these securities and the underlying mortgages are not guaranteed by any government agencies and the underlying mortgages are not subject to the same underwriting requirements. These securities generally are structured with one or more types of credit enhancements such as insurance or letters of credit issued by private companies. Borrowers on the underlying mortgages are usually permitted to prepay their underlying mortgages. Prepayments can alter the effective maturity of these instruments. In addition, delinquencies, losses or defaults by borrowers can adversely affect the prices and volatility of these securities. Such delinquencies and losses can be exacerbated by declining or flattening housing and property values. This, along with other outside pressures, such as bankruptcies and financial difficulties experienced by mortgage loan originators, decreased investor demand for mortgage loans and mortgage-related securities and increased investor demand for yield, can adversely affect the value and liquidity of mortgage-backed securities.

Collateralized mortgage obligations (CMOs) — CMOs are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. Payments of principal and interest are passed through to each bond issue at varying schedules resulting in bonds with different coupons, effective maturities and sensitivities to interest rates. Some CMOs may be structured in a way that when interest rates change, the impact of changing prepayment rates on the effective maturities of certain issues of these securities is magnified. CMOs may be less liquid or may exhibit greater price volatility than other types of mortgage or asset-backed securities.

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Commercial mortgage-backed securities — These securities are backed by mortgages on commercial property, such as hotels, office buildings, retail stores, hospitals and other commercial buildings. These securities may have a lower prepayment uncertainty than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make rental payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid or exhibit greater price volatility than other types of mortgage or asset-backed securities and may be more difficult to value.

Asset-backed securities — These securities are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and at times the financial condition of the issuer. Obligors of the underlying assets also may make prepayments that can change effective maturities of the asset-backed securities. These securities may be less liquid and more difficult to value than other securities.

“IOs” and “POs” are issued in portions or tranches with varying maturities and characteristics. Some tranches may only receive the interest paid on the underlying mortgages (IOs) and others may only receive the principal payments (POs). The values of IOs and POs are extremely sensitive to interest rate fluctuations and prepayment rates, and IOs are also subject to the risk of early repayment of the underlying mortgages that will substantially reduce or eliminate interest payments.

Municipal bonds — Municipal bonds are debt obligations generally issued to obtain funds for various public purposes, including the construction of public facilities. Opinions relating to the validity of municipal bonds, exclusion of municipal bond interest from an investor’s gross income for federal income tax purposes and, where applicable, state and local income tax, are rendered by bond counsel to the issuing authorities at the time of issuance.

The two principal classifications of municipal bonds are general obligation bonds and limited obligation or revenue bonds. General obligation bonds are secured by the issuer’s pledge of its full faith and credit including, if available, its taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and various regional or special districts. The proceeds of these obligations are used to fund a wide range of public facilities, such as the construction or improvement of schools, highways and roads, water and sewer systems and facilities for a variety of other public purposes. Lease revenue bonds or certificates of participation in leases are payable from annual lease rental payments from a state or locality. Annual rental payments are payable to the extent such rental payments are appropriated annually.

Typically, the only security for a limited obligation or revenue bond is the net revenue derived from a particular facility or class of facilities financed thereby or, in some cases, from the proceeds of a special tax or other special revenues. Revenue bonds have been issued to fund a wide variety of revenue-producing public capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; hospitals; and convention, recreational, tribal gaming and housing facilities. Although the security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund which may also be used to make principal and interest payments on the issuer's obligations. In addition, some revenue

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obligations (as well as general obligations) are insured by a bond insurance company or backed by a letter of credit issued by a banking institution.

Revenue bonds also include, for example, pollution control, health care and housing bonds, which, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but by the revenues of the authority derived from payments by the private entity which owns or operates the facility financed with the proceeds of the bonds. Obligations of housing finance authorities have a wide range of security features, including reserve funds and insured or subsidized mortgages, as well as the net revenues from housing or other public projects. Many of these bonds do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of such revenue bonds is usually directly related to the credit standing of the user of the facility being financed or of an institution which provides a guarantee, letter of credit or other credit enhancement for the bond issue.

Equity-linked notes — The fund may purchase equity-linked notes to enhance the current income of its portfolio. Equity-linked notes are hybrid instruments that are specially designed to combine the characteristics of one or more reference securities — usually a single stock, a stock index or a basket of stocks — and a related equity derivative, such as a put or call option, in a single note form. For example, an equity-linked note that refers to the stock of an issuer may be the economic equivalent of holding a position in that stock and simultaneously selling a call option on that stock with a strike price greater than the current stock price. The holder of the note would be exposed to decreases in the price of the equity to the same extent as if it held the equity directly. However, if the stock appreciated in value, the noteholder would only benefit from stock price increases up to the strike price (i.e., the point at which the holder of the call option would be expected to exercise its right to buy the underlying stock). Additionally, the terms of an equity-linked note may provide for periodic interest payments to holders at either a fixed or floating rate.

As described in the example above, the return on an equity-linked note is generally tied to the performance of the underlying reference security or securities. In addition to any interest payments made during the term of the note, at maturity, the noteholder usually receives a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the issuance, the maximum principal amount to be repaid on the equity-linked note may be capped. For example, in consideration for greater current income or yield, a noteholder may forego its participation in the capital appreciation of the underlying equity assets above a predetermined price limit. Alternatively, if the linked securities have depreciated in value, or if their price fluctuates outside of a preset range, the noteholder may receive only the principal amount of the note, or may lose the principal invested in the equity-linked note entirely.

The price of an equity-linked note is derived from the value of the underlying linked securities. The level and type of risk involved in the purchase of an equity-linked note by the fund is similar to the risk involved in the purchase of the underlying linked securities. However, the value of an equity-linked note is also dependent on the individual credit of the issuer of the note, which, in the case of an unsecured note, will generally be a major financial institution, and, in the case of a collateralized note, will generally be a trust or other special purpose vehicle or finance subsidiary established by a major financial institution for the limited purpose of issuing the note. An investment in an equity-linked note bears the risk that the issuer of the note will default or become bankrupt. In such an event, the fund may have difficulty being repaid, or may fail to be repaid, the principal amount of, or income from, its investment. Like other structured products, equity-linked notes are frequently secured by collateral consisting of a combination of debt or related equity securities to which payments under the notes are linked. If so secured, the fund would look to this underlying collateral for satisfaction of claims in the event that the issuer of an equity-linked note defaulted under the terms of the note. However, depending on the law of the jurisdictions in which an issuer is organized and in which the note is issued, in the event of default, the fund may incur substantial expenses in seeking recovery under an equity-linked note, and may have limited legal recourse in attempting to do so.

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Equity-linked notes are often privately placed and may not be rated, in which case the fund will be more dependent than would otherwise be the case on the ability of the investment adviser to evaluate the creditworthiness of the issuer, the underlying security, any collateral features of the note, and the potential for loss due to market and other factors. Ratings of issuers of equity-linked notes refer only to the creditworthiness of the issuer and strength of related collateral arrangements or other credit supports, and do not take into account, or attempt to rate, any potential risks of the underlying equity securities. The fund’s successful use of equity-linked notes will usually depend on the investment adviser’s ability to accurately forecast movements in the prices of the underlying securities. Should the prices of the underlying securities move in an unexpected manner, or should the structure of a note respond to market conditions differently than anticipated, the fund may not achieve the anticipated benefits of the investment in the equity-linked note, and the fund may realize losses, which could be significant and could include the fund’s entire principal investment in the note.

Equity-linked notes are generally designed for the over-the-counter institutional investment market, and the secondary market for equity-linked notes may be limited. The lack of a liquid secondary market may have an adverse effect on the ability of the fund to accurately value and/or sell the equity-linked notes in its portfolio.

Real estate investment trusts — Real estate investment trusts ("REITs"), which primarily invest in real estate or real estate-related loans, may issue equity or debt securities. Equity REITs own real estate properties, while mortgage REITs hold construction, development and/or long-term mortgage loans. The values of REITs may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, tax laws and regulatory requirements, such as those relating to the environment. Both types of REITs are dependent upon management skill and the cash flows generated by their holdings, the real estate market in general and the possibility of failing to qualify for any applicable pass-through tax treatment or failing to maintain any applicable exemptive status afforded under relevant laws.

Inflation-linked bonds — The fund may invest in inflation-linked bonds issued by governments, their agencies or instrumentalities and corporations.

The principal amount of an inflation-linked bond is adjusted in response to changes in the level of an inflation index, such as the Consumer Price Index for Urban Consumers (“CPURNSA”). If the index measuring inflation falls, the principal value or coupon of these securities will be adjusted downward. Consequently, the interest payable on these securities will be reduced. Also, if the principal value of these securities is adjusted according to the rate of inflation, the adjusted principal value repaid at maturity may be less than the original principal. In the case of U.S. Treasury Inflation-Protected Securities (“TIPS”), currently the only inflation-linked security that is issued by the U.S Treasury, the principal amounts are adjusted daily based upon changes in the rate of inflation (as currently represented by the non-seasonally adjusted CPURNSA, calculated with a three-month lag). TIPS may pay interest semi-annually, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal amount that has been adjusted for inflation. The current market value of TIPS is not guaranteed and will fluctuate. However, the U.S. government guarantees that, at maturity, principal will be repaid at the higher of the original face value of the security (in the event of deflation) or the inflation adjusted value.

Other non-U.S. sovereign governments also issue inflation-linked securities that are tied to their own local consumer price indexes and that offer similar deflationary protection. In certain of these non-U.S. jurisdictions, the repayment of the original bond principal upon the maturity of an inflation-linked bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par. Corporations also periodically issue inflation-linked securities tied to CPURNSA or similar inflationary indexes. While TIPS and non-U.S. sovereign inflation-linked securities are currently the largest part of the inflation-linked market, the fund may invest in corporate inflation-linked securities.

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The value of inflation-linked securities is expected to change in response to the changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in value of the inflation-linked securities. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-linked securities. There can be no assurance, however, that the value of inflation-linked securities will be directly correlated to the changes in interest rates. If interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure.

The interest rate for inflation-linked bonds is fixed at issuance as a percentage of this adjustable principal. Accordingly, the actual interest income may both rise and fall as the principal amount of the bonds adjusts in response to movements of the consumer price index. For example, typically interest income would rise during a period of inflation and fall during a period of deflation.

The market for inflation-linked securities may be less developed or liquid, and more volatile, than certain other securities markets. There is a limited number of inflation-linked securities currently available for the fund to purchase, making the market less liquid and more volatile than the U.S. Treasury and agency markets.

Reinsurance related notes and bonds — The fund may invest in reinsurance related notes and bonds. These instruments, which are typically issued by special purpose reinsurance companies, transfer an element of insurance risk to the note or bond holders. For example, such a note or bond could provide that the reinsurance company would not be required to repay all or a portion of the principal value of the note or bond if losses due to a catastrophic event under the policy (such as a major hurricane) exceed certain dollar thresholds. Consequently, the fund may lose the entire amount of its investment in such bonds or notes if such an event occurs and losses exceed certain dollar thresholds. In this instance, investors would have no recourse against the insurance company. These instruments may be issued with fixed or variable interest rates and rated in a variety of credit quality categories by the rating agencies.
Cash and cash equivalents — The fund may hold cash or invest in cash equivalents. Cash equivalents include, but are not limited to: (a) shares of money market or similar funds managed by the investment adviser or its affiliates; (b) shares of other money market funds; (c) commercial paper; (d) short-term bank obligations (for example, certificates of deposit, bankers’ acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes; (e) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations); (f) securities of the U.S. government, its agencies or instrumentalities that mature, or that may be redeemed, in one year or less; and (g) higher quality corporate bonds and notes that mature, or that may be redeemed, in one year or less.

Commercial paper — The fund may purchase commercial paper. Commercial paper refers to short-term promissory notes issued by a corporation to finance its current operations. Such securities normally have maturities of thirteen months or less and, though commercial paper is often unsecured, commercial paper may be supported by letters of credit, surety bonds or other forms of collateral. Maturing commercial paper issuances are usually repaid by the issuer from the proceeds of new commercial paper issuances. As a result, investment in commercial paper is subject to rollover risk, or the risk that the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper. Like all fixed income securities, commercial paper prices are susceptible to fluctuations in interest rates. If interest rates rise, commercial paper prices will decline and vice versa. However, the short-term nature of a commercial paper investment makes it less susceptible to volatility than many other fixed income securities because interest rate risk typically increases as maturity lengths increase. Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer

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maturities. As with all fixed income securities, there is a chance that the issuer will default on its commercial paper obligations and commercial paper may become illiquid or suffer from reduced liquidity in these or other situations.

Commercial paper in which the fund may invest includes commercial paper issued in reliance on the exemption from registration afforded by Section 4(a)(2) of the 1933 Act. Section 4(a)(2) commercial paper has substantially the same price and liquidity characteristics as commercial paper generally, except that the resale of Section 4(a)(2) commercial paper is limited to institutional investors who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Technically, such a restriction on resale renders Section 4(a)(2) commercial paper a restricted security under the 1933 Act. In practice, however, Section 4(a)(2) commercial paper typically can be resold as easily as any other unrestricted security held by the fund. Accordingly, Section 4(a)(2) commercial paper has been generally determined to be liquid under procedures adopted by the fund’s board of trustees.

Restricted or illiquid securities — The fund may purchase securities subject to restrictions on resale. Restricted securities may only be sold pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “1933 Act”), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. Difficulty in selling such securities may result in a loss to the fund or cause it to incur additional administrative costs.

Some fund holdings (including some restricted securities) may be deemed illiquid if the fund expects that a reasonable portion of the holding cannot be sold in seven calendar days or less without the sale significantly changing the market value of the investment. The determination of whether a holding is considered illiquid is made by the fund’s adviser under a liquidity risk management program adopted by the fund’s board and administered by the fund’s adviser. The fund may incur significant additional costs in disposing of illiquid securities.

Repurchase agreements — The fund may enter into repurchase agreements, or “repos”, under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Because the security purchased constitutes collateral for the repurchase obligation, a repo may be considered a loan by the fund that is collateralized by the security purchased. Repos permit the fund to maintain liquidity and earn income over periods of time as short as overnight.

The seller must maintain with a custodian collateral equal to at least the repurchase price, including accrued interest. In tri-party repos, a third party custodian, called a clearing bank, facilitates repo clearing and settlement, including by providing collateral management services. However, as an alternative to tri-party repos, the fund could enter into bilateral repos, where the parties themselves are responsible for settling transactions.

The fund will only enter into repos involving securities of the type in which it could otherwise invest. If the seller under the repo defaults, the fund may incur a loss if the value of the collateral securing the repo has declined and may incur disposition costs and delays in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the fund may be delayed or limited.

Loan assignments and participations — The fund may invest in loans or other forms of indebtedness that represent interests in amounts owed by corporations or other borrowers (collectively “borrowers”). The investment adviser defines debt securities to include investments in loans, such as

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loan assignments and participations. Loans may be originated by the borrower in order to address its working capital needs, as a result of a reorganization of the borrower’s assets and liabilities (recapitalizations), to merge with or acquire another company (mergers and acquisitions), to take control of another company (leveraged buy-outs), to provide temporary financing (bridge loans), or for other corporate purposes. Most corporate loans are variable or floating rate obligations.

Some loans may be secured in whole or in part by assets or other collateral. In other cases, loans may be unsecured or may become undersecured by declines in the value of assets or other collateral securing such loan. The greater the value of the assets securing the loan the more the lender is protected against loss in the case of nonpayment of principal or interest. Loans made to highly leveraged borrowers may be especially vulnerable to adverse changes in economic or market conditions and may involve a greater risk of default.

Some loans may represent revolving credit facilities or delayed funding loans, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the fund is committed to advance additional funds, the fund will segregate assets determined to be liquid in an amount sufficient to meet such commitments.

Some loans may represent debtor-in-possession financings (commonly known as “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings constitute senior liens on unencumbered collateral (i.e., collateral not subject to other creditors’ claims). There is a risk that the entity will not emerge from Chapter 11 and will be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the fund’s only recourse will be against the collateral securing the DIP financing.

The investment adviser generally makes investment decisions based on publicly available information, but may rely on non-public information if necessary. Borrowers may offer to provide lenders with material, non-public information regarding a specific loan or the borrower in general. The investment adviser generally chooses not to receive this information. As a result, the investment adviser may be at a disadvantage compared to other investors that may receive such information. The investment adviser’s decision not to receive material, non-public information may impact the investment adviser’s ability to assess a borrower’s requests for amendments or waivers of provisions in the loan agreement. However, the investment adviser may on a case-by-case basis decide to receive such information when it deems prudent. In these situations the investment adviser may be restricted from trading the loan or buying or selling other debt and equity securities of the borrower while it is in possession of such material, non-public information, even if such loan or other security is declining in value.

The fund normally acquires loan obligations through an assignment from another lender, but also may acquire loan obligations by purchasing participation interests from lenders or other holders of the interests. When the fund purchases assignments, it acquires direct contractual rights against the borrower on the loan. The fund acquires the right to receive principal and interest payments directly from the borrower and to enforce its rights as a lender directly against the borrower. However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Loan assignments are often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the purchase of a loan. Risks may also arise due to the inability of the agent to meet its obligations under the loan agreement.

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Loan participations are loans or other direct debt instruments that are interests in amounts owed by the borrower to another party. They may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services, or to other parties. The fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. In addition, the fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation and the fund will have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies. As a result, the fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Loan assignments and participations are generally subject to legal or contractual restrictions on resale and are not currently listed on any securities exchange or automatic quotation system. Risks may arise due to delayed settlements of loan assignments and participations. The investment adviser expects that most loan assignments and participations purchased for the fund will trade on a secondary market. However, although secondary markets for investments in loans are growing among institutional investors, a limited number of investors may be interested in a specific loan. It is possible that loan participations, in particular, could be sold only to a limited number of institutional investors. If there is no active secondary market for a particular loan, it may be difficult for the investment adviser to sell the fund’s interest in such loan at a price that is acceptable to it and to obtain pricing information on such loan.

Investments in loan participations and assignments present the possibility that the fund could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, the fund could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. In addition, some loan participations and assignments may not be rated by major rating agencies and may not be protected by securities laws.

Forward commitment, when issued and delayed delivery transactions — The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.

The fund may enter into roll transactions, such as a mortgage dollar roll where the fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date, at a pre-determined price. During the period between the sale and repurchase (the “roll period”), the fund forgoes principal and interest paid on the mortgage-backed securities. The fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”), if any, as well as by the interest earned on the cash proceeds of the initial sale. The fund could suffer a loss if the contracting party fails to perform the future transaction and the fund is therefore unable to buy back the mortgage-backed securities it initially sold. The fund also takes the risk that the mortgage-backed securities that it repurchases at a later date will have less favorable market characteristics than the securities originally sold (e.g., greater prepayment risk). These transactions are accounted for as purchase and sale transactions, which may increase the fund’s portfolio turnover rate.

With to be announced (TBA) transactions, the particular securities (i.e., specified mortgage pools) to be delivered or received are not identified at the trade date, but are “to be announced” at a later

The Income Fund of America — Page 24

settlement date. However, securities to be delivered must meet specified criteria, including face value, coupon rate and maturity, and be within industry-accepted “good delivery” standards.

The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund’s aggregate commitments in connection with these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund’s portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations. After a transaction is entered into, the fund may still dispose of or renegotiate the transaction. Additionally, prior to receiving delivery of securities as part of a transaction, the fund may sell such securities.

Cybersecurity risks — With the increased use of technologies such as the Internet to conduct business, the fund has become potentially more susceptible to operational and information security risks through breaches in cybersecurity. In general, a breach in cybersecurity can result from either a deliberate attack or an unintentional event. Cybersecurity breaches may involve, among other things, infection by computer viruses or other malicious software code or unauthorized access to the fund’s digital information systems, networks or devices through “hacking” or other means, in each case for the purpose of misappropriating assets or sensitive information (including, for example, personal shareholder information), corrupting data or causing operational disruption or failures in the physical infrastructure or operating systems that support the fund. Cybersecurity risks also include the risk of losses of service resulting from external attacks that do not require unauthorized access to the fund’s systems, networks or devices. For example, denial-of-service attacks on the investment adviser’s or an affiliate’s website could effectively render the fund’s network services unavailable to fund shareholders and other intended end-users. Any such cybersecurity breaches or losses of service may cause the fund to lose proprietary information, suffer data corruption or lose operational capacity, which, in turn, could cause the fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. While the fund and its investment adviser have established business continuity plans and risk management systems designed to prevent or reduce the impact of cybersecurity attacks, there are inherent limitations in such plans and systems due in part to the ever-changing nature of technology and cybersecurity attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for.

In addition, cybersecurity failures by or breaches of the fund’s third-party service providers (including, but not limited to, the fund’s investment adviser, transfer agent, custodian, administrators and other financial intermediaries) may disrupt the business operations of the service providers and of the fund, potentially resulting in financial losses, the inability of fund shareholders to transact business with the fund and of the fund to process transactions, the inability of the fund to calculate its net asset value, violations of applicable privacy and other laws, rules and regulations, regulatory fines, penalties, reputational damage, reimbursement or other compensatory costs and/or additional compliance costs associated with implementation of any corrective measures. The fund and its shareholders could be negatively impacted as a result of any such cybersecurity breaches, and there can be no assurance that the fund will not suffer losses relating to cybersecurity attacks or other informational security breaches affecting the fund’s third-party service providers in the future, particularly as the fund cannot control any cybersecurity plans or systems implemented by such service providers.

Cybersecurity risks may also impact issuers of securities in which the fund invests, which may cause the fund’s investments in such issuers to lose value.

The Income Fund of America — Page 25

Interfund borrowing and lending — Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission, the fund may lend money to, and borrow money from, other funds advised by Capital Research and Management Company or its affiliates. The fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. The fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. The fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

* * * * * *

The Income Fund of America — Page 26

Portfolio turnover — Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund’s objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. Higher portfolio turnover may involve correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions. It may also result in the realization of net capital gains, which are taxable when distributed to shareholders, unless the shareholder is exempt from taxation or his or her account is tax-favored.

Fixed income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. Transaction costs are usually reflected in the spread between the bid and asked price.

The fund’s portfolio turnover rates for the fiscal years ended July 31, 2019 and 2018 were 67% and 70%, respectively. The increase in turnover was due to increased trading activity during the period. The fund's portfolio turnover rate excluding mortgage dollar roll transactions for the fiscal year ended July 31, 2019 was 48%. See "Forward commitment, when issued and delayed delivery transactions" above for more information on mortgage dollar rolls. The portfolio turnover rate would equal 100% if each security in a fund’s portfolio were replaced once per year. See “Financial highlights” in the prospectus for the fund’s annual portfolio turnover rate for each of the last five fiscal years.

The Income Fund of America — Page 27

Fund policies

All percentage limitations in the following fund policies are considered at the time securities are purchased and are based on the fund’s net assets unless otherwise indicated. None of the following policies involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund. In managing the fund, the fund’s investment adviser may apply more restrictive policies than those listed below.

Fundamental policies — The fund has adopted the following policies, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is currently defined in the Investment Company Act of 1940, as amended (the "1940 Act"), as the vote of the lesser of (a) 67% or more of the voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities.

1. Except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the U.S. Securities and Exchange Commission (“SEC”), SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the fund may not:

a. Borrow money;

b. Issue senior securities;

c. Underwrite the securities of other issuers;

d. Purchase or sell real estate or commodities;

e. Make loans; or

f. Purchase the securities of any issuer if, as a result of such purchase, the fund’s investments would be concentrated in any particular industry.

2. The fund may not invest in companies for the purpose of exercising control or management.

Nonfundamental policies — The following policy may be changed without shareholder approval:

The fund may not acquire securities of open-end investment companies or unit investment trusts registered under the 1940 Act in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

The Income Fund of America — Page 28

Additional information about the fund’s policies — The information below is not part of the fund’s fundamental or nonfundamental policies. This information is intended to provide a summary of what is currently required or permitted by the 1940 Act and the rules and regulations thereunder, or by the interpretive guidance thereof by the SEC or SEC staff, for particular fundamental policies of the fund. Information is also provided regarding the fund’s current intention with respect to certain investment practices permitted by the 1940 Act.

For purposes of fundamental policy 1a, the fund may borrow money in amounts of up to 33-1/3% of its total assets from banks for any purpose. Additionally, the fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). The percentage limitations in this policy are considered at the time of borrowing and thereafter.

For purposes of fundamental policies 1a and 1e, the fund may borrow money from, or loan money to, other funds managed by Capital Research and Management Company or its affiliates to the extent permitted by applicable law and an exemptive order issued by the SEC.

For purposes of fundamental policy 1b, a senior security does not include any promissory note or evidence of indebtedness if such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). Further, to the extent the fund covers its commitments under certain types of agreements and transactions, including derivatives, mortgage-dollar-roll transactions, sale-buybacks, when-issued, delayed-delivery, or forward commitment transactions, and other similar trading practices, by segregating or earmarking liquid assets equal in value to the amount of the fund’s commitment (in accordance with applicable SEC or SEC staff guidance), such agreement or transaction will not be considered a senior security by the fund.

For purposes of fundamental policy 1c, the policy will not apply to the fund to the extent the fund may be deemed an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of fund portfolio securities in the ordinary course of pursuing its investment objectives and strategies.

For purposes of fundamental policy 1e, the fund may not lend more than 33-1/3% of its total assets, provided that this limitation shall not apply to the fund’s purchase of debt obligations.

For purposes of fundamental policy 1f, the fund may not invest more than 25% of its total assets in the securities of issuers in a particular industry. This policy does not apply to investments in securities of the U.S. Government, its agencies or government sponsored enterprises or repurchase agreements with respect thereto.

The Income Fund of America — Page 29

Management of the fund

Board of trustees and officers

Independent trustees1

The fund’s nominating and governance committee and board select independent trustees with a view toward constituting a board that, as a body, possesses the qualifications, skills, attributes and experience to appropriately oversee the actions of the fund’s service providers, decide upon matters of general policy and represent the long-term interests of fund shareholders. In doing so, they consider the qualifications, skills, attributes and experience of the current board members, with a view toward maintaining a board that is diverse in viewpoint, experience, education and skills.

The fund seeks independent trustees who have high ethical standards and the highest levels of integrity and commitment, who have inquiring and independent minds, mature judgment, good communication skills, and other complementary personal qualifications and skills that enable them to function effectively in the context of the fund’s board and committee structure and who have the ability and willingness to dedicate sufficient time to effectively fulfill their duties and responsibilities.

Each independent trustee has a significant record of accomplishments in governance, business, not-for-profit organizations, government service, academia, law, accounting or other professions. Although no single list could identify all experience upon which the fund’s independent trustees draw in connection with their service, the following table summarizes key experience for each independent trustee. These references to the qualifications, attributes and skills of the trustees are pursuant to the disclosure requirements of the SEC, and shall not be deemed to impose any greater responsibility or liability on any trustee or the board as a whole. Notwithstanding the accomplishments listed below, none of the independent trustees is considered an “expert” within the meaning of the federal securities laws with respect to information in the fund’s registration statement.

The Income Fund of America — Page 30

Name, year of birth and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee during the past five years	Other Relevant Experience
William H. Baribault, 1945 Trustee (2012)	Chairman of the Board and CEO, Oakwood Advisors (private investment and consulting); former CEO and President, Richard Nixon Foundation	88	General Finance Corporation	· Service as chief executive officer for multiple companies · Corporate board experience · Service on advisory and trustee boards for charitable, educational and nonprofit organizations
Michael C. Camuñez, 1969 Trustee (2019)	President and CEO, Monarch Global Strategies LLC, previously ManattJones Global Strategies (international consulting); former Assistant Secretary of Commerce, U.S. Department of Commerce	4	Edison International/ Southern California Edison

·  Senior management experience

·  Former Special Counsel to the President, The White House

·  Service on advisory and trustee boards for charitable, educational and nonprofit organizations

·  Corporate board experience

·  JD

The Income Fund of America — Page 31

Name, year of birth and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee during the past five years	Other Relevant Experience
Vanessa C. L. Chang, 1952 Trustee (2012)	Former Director, EL & EL Investments (real estate)	17	Edison International; Sykes Enterprises; Transocean Ltd.

·  Service as a chief executive officer, insurance-related (claims/dispute resolution) internet company

·  Senior management experience, investment banking

·  Former partner, public accounting firm

·  Corporate board experience

·  Service on advisory and trustee boards for charitable, educational and nonprofit organizations

·  Former member of the Governing Council of the Independent Directors Council

·  CPA (inactive)

The Income Fund of America — Page 32

Name, year of birth and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee during the past five years	Other Relevant Experience
Linda Griego, 1947 Trustee (2012)	President and CEO, Griego Enterprises, Inc. (business management company)	7	AECOM; CBS Corporation

·  Former Deputy Mayor, City of Los Angeles

·  Service in numerous federal, state and city commission appointments focused on, among other areas, economic development

·  Service as a chief executive officer, real estate and hospitality businesses

·  Service as a Los Angeles director, Federal Reserve Bank of San Francisco

·  Corporate board experience

·  Board service for hospitals, and philanthropic, educational and nonprofit organizations

The Income Fund of America — Page 33

Name, year of birth and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee during the past five years	Other Relevant Experience
Leonade D. Jones, 1947 Trustee (1993)	Retired	10	None

·  Service as treasurer of a diversified media and education company

·  Founder of e-commerce and educational loan exchange businesses

·  Corporate board and investment advisory committee experience

·  Service on advisory and trustee boards for charitable, educational, public and nonprofit organizations

·  Service on the Governing Council of the Independent Directors Council

·  JD, MBA

William D. Jones, 1955 Trustee (2008)	Real estate developer/owner, President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in urban communities) and for the former City Scene Management Company (provided commercial asset management services)	18	Sempra Energy

·  Senior investment and management experience, real estate

·  Corporate board experience

·  Service as director, Federal Reserve Boards of San Francisco and Los Angeles

·  Service on advisory and trustee boards for charitable, educational, municipal and nonprofit organizations

·  MBA

The Income Fund of America — Page 34

Name, year of birth and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee during the past five years	Other Relevant Experience
James J. Postl, 1946 Chairman of the Board (Independent and Non-Executive) (2008)	Retired	4	Former director of Pulte, Inc. (until 2017)

·  Service as chief executive officer for multiple international companies

·  Senior corporate management experience

·  Corporate board experience

·  Service on advisory and trustee boards for charitable, educational and nonprofit organizations

Josette Sheeran, 1954 Trustee (2019)	President and CEO, Asia Society; United Nations Special Envoy for Haiti	7	None

·  Senior management experience

·  Government service

·  Service on advisory councils and commissions for international and governmental organizations

·  Service on advisory and trustee boards for charitable and nonprofit organizations

Margaret Spellings, 1957 Trustee (2012)	CEO, Texas2036; former President, Margaret Spellings & Company (public policy and strategic consulting); former President, The University of North Carolina; former President, George W. Bush Foundation	89	Former director of ClubCorp Holdings, Inc. (until 2017)

·  Former U.S. Secretary of Education, U.S. Department of Education

·  Former Assistant to the President for Domestic Policy, The White House

·  Former senior advisor to the Governor of Texas

·  Service on advisory and trustee boards for charitable and nonprofit organizations

The Income Fund of America — Page 35

Name, year of birth and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee during the past five years	Other Relevant Experience
Isaac Stein, 1946 Trustee (2004)	Private investor; former President, Waverley Associates (private investment fund); Chairman Emeritus of the Board of Trustees, Stanford University	4	Former director of Alexza Pharmaceuticals, Inc. (until 2016)

·  Service as chief executive officer, apparel company

·  Service as chief financial officer and general counsel, international materials science company

·  Former partner, law firm

·  Corporate board experience

·  Service on advisory and trustee boards for charitable and nonprofit organizations

·  JD, MBA

The Income Fund of America — Page 36

Interested trustee(s)5,6

Interested trustees have similar qualifications, skills and attributes as the independent trustees. Interested trustees are senior executive officers and/or directors of Capital Research and Management Company or its affiliates. Such management roles with the fund’s service providers also permit the interested trustees to make a significant contribution to the fund’s board.

Name, year of birth and position with fund (year first elected as a trustee/officer2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the fund	Number of portfolios in fund complex overseen by trustee [3]	Other directorships[4] held by trustee during the past five years
Hilda L. Applbaum, 1961 Co-President and Trustee (1998)	Partner – Capital World Investors, Capital Research and Management Company	4	None
Gregory D. Johnson, 1963 Trustee (2019)	Partner – Capital World Investors, Capital Research and Management Company; Director, Capital Research and Management Company	4	None

The Income Fund of America — Page 37

Other officers6

Name, year of birth and position with fund (year first elected as an officer2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the fund
Andrew B. Suzman, 1967 Co-President (2004)	Partner – Capital World Investors, Capital Research and Management Company; Partner – Capital World Investors, Capital Bank and Trust Company*
Donald H. Rolfe, 1972 Executive Vice President (2012)	Senior Vice President and Senior Counsel – Fund Business Management Group, Capital Research and Management Company; Secretary, Capital Research and Management Company
David A. Daigle, 1967 Senior Vice President (2019)	Partner – Capital Fixed Income Investors, Capital Research and Management Company; Partner – Capital Fixed Income Investors, Capital Bank and Trust Company*
Paul Flynn, 1966 Senior Vice President (2017)	Partner – Capital World Investors, Capital International Sàrl*
James R. Mulally, 1952 Senior Vice President (2019)	Partner – Capital Fixed Income Investors, Capital Research and Management Company
Dina N. Perry, 1945 Senior Vice President (1994)	Partner – Capital World Investors, Capital Research and Management Company
Paul F. Roye, 1953 Senior Vice President (2007)	Senior Vice President and Senior Counsel – Fund Business Management Group, Capital Research and Management Company; Director, Capital Research and Management Company
Pramod Atluri, 1976 Vice President (2019)	Vice President – Capital Fixed Income Investors, Capital Research and Management Company; Vice President – Capital Fixed Income Investors, Capital Bank and Trust Company*
Anirudh Samsi, 1971 Vice President (2016)	Partner – Capital World Investors, Capital Research and Management Company
Shannon Ward, 1964 Vice President (2019)	Vice President – Capital Fixed Income Investors, Capital Research and Management Company
Michael W. Stockton, 1967 Secretary (2014)	Senior Vice President – Fund Business Management Group, Capital Research and Management Company
Hong T. Le, 1978 Treasurer (2016)	Assistant Vice President – Investment Operations, Capital Research and Management Company

The Income Fund of America — Page 38

Name, year of birth and position with fund (year first elected as an officer2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the fund
Courtney R. Taylor, 1975 Assistant Secretary (2018)	Assistant Vice President – Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer (2016)	Vice President – Investment Operations, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer (2019)	Assistant Vice President – Investment Operations, Capital Research and Management Company

* Company affiliated with Capital Research and Management Company.

1 The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the 1940 Act.

2 Trustees and officers of the fund serve until their resignation, removal or retirement.

3 Funds managed by Capital Research and Management Company or its affiliates.

4 This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a director/trustee of a public company or a registered investment company. Unless otherwise noted, all directorships/trusteeships are current.

5 The term interested trustee refers to a trustee who is an “interested person” of the fund within the meaning of the 1940 Act, on the basis of his or her affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

6 All of the trustees and/or officers listed, with the exception of Paul Flynn and Anirudh Samsi, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

The address for all trustees and officers of the fund is 333 South Hope Street, 55th Floor, Los Angeles, California 90071, Attention: Secretary.

The Income Fund of America — Page 39

Fund shares owned by trustees as of December 31, 2018:

Name	Dollar range[1,2] of fund shares owned	Aggregate dollar range[1] of shares owned in all funds in the American Funds family overseen by trustee	Dollar range[1,2] of independent trustees deferred compensation[3] allocated to fund	Aggregate dollar range[1,2] of independent trustees deferred compensation[3] allocated to all funds within American Funds family overseen by trustee
Independent trustees
William H. Baribault	$10,001 – $50,000	$50,001 – $100,000	$10,001 – $50,000	Over $100,000
Michael C. Camuñez[4]	None	None	N/A	N/A
Vanessa C. L. Chang	$50,001 – $100,000	Over $100,000	N/A	N/A
Linda Griego	None	Over $100,000	N/A	N/A
Leonade D. Jones	Over $100,000	Over $100,000	Over $100,000	Over $100,000
William D. Jones	$50,001 – $100,000	Over $100,000	Over $100,000	Over $100,000
James J. Postl	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Josette Sheeran[4]	None	Over $100,000	N/A	N/A
Margaret Spellings	None	Over $100,000	Over $100,000	Over $100,000
Isaac Stein	Over $100,000	Over $100,000	Over $100,000	Over $100,000

Name	Dollar range[1,2] of fund shares owned	Aggregate dollar range[1] of shares owned in all funds in the American Funds family overseen by trustee
Interested trustee
Hilda L. Applbaum	Over $100,000	Over $100,000
Gregory D. Johnson	None	Over $100,000

1 Ownership disclosure is made using the following ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; and Over $100,000. The amounts listed for interested trustees include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.

2  N/A indicates that the listed individual, as of December 31, 2018, was not a trustee of a particular fund, did not allocate deferred compensation to the fund or did not participate in the deferred compensation plan.

3 Eligible trustees may defer their compensation under a nonqualified deferred compensation plan. Amounts deferred by the trustee accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustee.

4  Mr. Camuñez and Ms. Sheeran were elected to the board effective January 1, 2019.

The Income Fund of America — Page 40

Trustee compensation — No compensation is paid by the fund to any officer or trustee who is a director, officer or employee of the investment adviser or its affiliates. Except for the independent trustees listed in the “Board of trustees and officers — Independent trustees” table under the “Management of the fund” section in this statement of additional information, all other officers and trustees of the fund are directors, officers or employees of the investment adviser or its affiliates. The boards of funds advised by the investment adviser typically meet either individually or jointly with the boards of one or more other such funds with substantially overlapping board membership (in each case referred to as a “board cluster”). The fund typically pays each independent trustee an annual fee, which ranges from $13,825 to $35,000, based primarily on the total number of board clusters on which that independent trustee serves.

In addition, the fund generally pays independent trustees attendance and other fees for meetings of the board and its committees. Board and committee chairs receive additional fees for their services.

Independent trustees also receive attendance fees for certain special joint meetings and information sessions with directors and trustees of other groupings of funds advised by the investment adviser. The fund and the other funds served by each independent trustee each pay an equal portion of these attendance fees.

No pension or retirement benefits are accrued as part of fund expenses. Independent trustees may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the independent trustees.

The Income Fund of America — Page 41

Trustee compensation earned during the fiscal year ended July 31, 2019:

Name	Aggregate compensation (including voluntarily deferred compensation1) from the fund	Total compensation (including voluntarily deferred compensation1) from all funds managed by Capital Research and Management Company or its affiliates
William H. Baribault[2]	$40,906	$416,845
Michael C. Camuñez[2] (service began January 1, 2019)	28,188	112,750
Vanessa C. L. Chang	42,313	378,050
Linda Griego	45,469	316,500
Leonade D. Jones[2]	39,921	383,850
William D. Jones[2]	40,750	400,500
James J. Postl[2]	65,313	261,250
Josette Sheeran (service began January 1, 2019)	19,844	242,250
Margaret Spellings[2]	37,150	469,870
Isaac Stein[2]	68,000	272,000

1  Amounts may be deferred by eligible trustees under a nonqualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustees. Compensation shown in this table for the fiscal year ended July 31, 2019 does not include earnings on amounts deferred in previous fiscal years. See footnote 2 to this table for more information.

2  Since the deferred compensation plan’s adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the end of the 2019 fiscal year for participating trustees is as follows: William H. Baribault ($6,434), Michael C. Camuñez ($7,158), Leonade D. Jones ($232,643), William D. Jones ($116,665), James J. Postl ($918,610), Margaret Spellings ($91,302) and Isaac Stein ($773,027). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the trustees.

The Income Fund of America — Page 42

Fund organization and the board of trustees — The fund, an open-end, diversified management investment company, was organized as a Delaware corporation on March 8, 1969, reorganized as a Maryland corporation on December 16, 1983, and reorganized as a Delaware statutory trust on October 1, 2010. All fund operations are supervised by the fund’s board of trustees which meets periodically and performs duties required by applicable state and federal laws.

Delaware law charges trustees with the duty of managing the business affairs of the trust. Trustees are considered to be fiduciaries of the trust and owe duties of care and loyalty to the trust and its shareholders.

Independent board members are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.

The fund has several different classes of shares. Shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the board of trustees and set forth in the fund’s rule 18f-3 Plan. Each class’ shareholders have exclusive voting rights with respect to the respective class’ rule 12b-1 plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone. Note that 529 college savings plan account owners invested in Class 529 shares are not shareholders of the fund and, accordingly, do not have the rights of a shareholder, such as the right to vote proxies relating to fund shares. As the legal owner of the fund’s Class 529 shares, Virginia College Savings PlanSM (Virginia529SM) will vote any proxies relating to the fund’s Class 529 shares. In addition, the trustees have the authority to establish new series and classes of shares, and to split or combine outstanding shares into a greater or lesser number, without shareholder approval.

The fund does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned.

The fund’s declaration of trust and by-laws, as well as separate indemnification agreements with independent trustees, provide in effect that, subject to certain conditions, the fund will indemnify its officers and trustees against liabilities or expenses actually and reasonably incurred by them relating to their service to the fund. However, trustees are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

Removal of trustees by shareholders — At any meeting of shareholders, duly called and at which a quorum is present, shareholders may, by the affirmative vote of the holders of two-thirds of the votes entitled to be cast, remove any trustee from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed trustees. In addition, the trustees of the fund will promptly call a meeting of shareholders for the purpose of voting upon the removal of any trustees when requested in writing to do so by the record holders of at least 10% of the outstanding shares.

Leadership structure — The board’s chair is currently an independent trustee who is not an “interested person” of the fund within the meaning of the 1940 Act. The board has determined that an independent chair facilitates oversight and enhances the effectiveness of the board. The independent chair’s duties include, without limitation, generally presiding at meetings of the board, approving

The Income Fund of America — Page 43

board meeting schedules and agendas, leading meetings of the independent trustees in executive session, facilitating communication with committee chairs, and serving as the principal independent trustee contact for fund management and counsel to the independent trustees and the fund.

Risk oversight — Day-to-day management of the fund, including risk management, is the responsibility of the fund’s contractual service providers, including the fund’s investment adviser, principal underwriter/distributor and transfer agent. Each of these entities is responsible for specific portions of the fund’s operations, including the processes and associated risks relating to the fund’s investments, integrity of cash movements, financial reporting, operations and compliance. The board of trustees oversees the service providers’ discharge of their responsibilities, including the processes they use to manage relevant risks. In that regard, the board receives reports regarding the operations of the fund’s service providers, including risks. For example, the board receives reports from investment professionals regarding risks related to the fund’s investments and trading. The board also receives compliance reports from the fund’s and the investment adviser’s chief compliance officers addressing certain areas of risk.

Committees of the fund’s board, which are comprised of independent board members, none of whom is an “interested person” of the fund within the meaning of the 1940 Act, as well as joint committees of independent board members of funds managed by Capital Research and Management Company, also explore risk management procedures in particular areas and then report back to the full board. For example, the fund’s audit committee oversees the processes and certain attendant risks relating to financial reporting, valuation of fund assets, and related controls. Similarly, a joint review and advisory committee oversees certain risk controls relating to the fund’s transfer agency services.

Not all risks that may affect the fund can be identified or processes and controls developed to eliminate or mitigate their effect. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the fund’s objectives. As a result of the foregoing and other factors, the ability of the fund’s service providers to eliminate or mitigate risks is subject to limitations.

Committees of the board of trustees — The fund has an audit committee comprised of William H. Baribault, Michael C. Camuñez, Vanessa C. L. Chang, Leonade D. Jones, Josette Sheeran and Margaret Spellings. The committee provides oversight regarding the fund’s accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund’s principal service providers. The committee acts as a liaison between the fund’s independent registered public accounting firm and the full board of trustees. The audit committee held five meetings during the 2019 fiscal year.

The fund has a contracts committee comprised of all of its independent board members. The committee’s principal function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its investment adviser or the investment adviser’s affiliates, such as the Investment Advisory and Service Agreement, Principal Underwriting Agreement, Administrative Services Agreement and Plans of Distribution adopted pursuant to rule 12b-1 under the 1940 Act, that the fund may enter into, renew or continue, and to make its recommendations to the full board of trustees on these matters. The contracts committee held one meeting during the 2019 fiscal year.

The fund has a nominating and governance committee comprised of Linda Griego, Leonade D. Jones, William D. Jones, James J. Postl, Margaret Spellings and Isaac Stein. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. The committee also evaluates, selects and nominates independent trustee candidates to the full board of trustees. While the committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered

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as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the fund, addressed to the fund’s secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the committee. The nominating and governance committee held three meetings during the 2019 fiscal year.

Proxy voting procedures and principles — The fund’s investment adviser, in consultation with the fund’s board, has adopted Proxy Voting Procedures and Principles (the “Principles”) with respect to voting proxies of securities held by the fund, other American Funds and American Funds Insurance Series. The complete text of these principles is available on the American Funds website at capitalgroup.com. Proxies are voted by a committee of the appropriate equity investment division of the investment adviser under authority delegated by the funds’ boards. The Boards of American Funds have established a Joint Proxy Committee (“JPC”) composed of independent board members from each American Funds board. The JPC’s role is to facilitate appropriate oversight of the proxy voting process and provide valuable input on corporate governance and related matters.

The Principles, which have been in effect in substantially their current form for many years, provide an important framework for analysis and decision-making by all funds. However, they are not exhaustive and do not address all potential issues. The Principles provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds’ understanding of the company’s business, its management and its relationship with shareholders over time.

The investment adviser seeks to vote all U.S. proxies; however, in certain circumstances it may be impracticable or impossible to do so. Proxies for companies outside the U.S. also are voted, provided there is sufficient time and information available. After a proxy statement is received, the investment adviser prepares a summary of the proposals contained in the proxy statement. A notation of any potential conflicts of interest also is included in the summary (see below for a description of Capital Research and Management Company’s special review procedures).

For proxies of securities managed by a particular equity investment division of the investment adviser, the initial voting recommendation is made by one or more of the division’s investment analysts familiar with the company and industry. A second recommendation is made by a proxy coordinator (an investment analyst or other individual with experience in corporate governance and proxy voting matters) within the appropriate investment division, based on knowledge of these Principles and familiarity with proxy-related issues. The proxy summary and voting recommendations are made available to the appropriate proxy voting committee for a final voting decision. In cases where a fund is co-managed and a security is held by more than one of the investment adviser’s equity investment divisions, the divisions may develop different voting recommendations for individual ballot proposals. If this occurs, and if permitted by local market conventions, the fund’s position will generally be voted proportionally by divisional holding, according to their respective decisions. Otherwise, the outcome will be determined by the equity investment division or divisions with the larger position in the security as of the record date for the shareholder meeting.

In addition to its proprietary proxy voting, governance and executive compensation research, Capital Research and Management Company may utilize research provided by Institutional Shareholder Services, Glass-Lewis & Co. or other third-party advisory firms on a case-by-case basis. It does not, as a policy, follow the voting recommendations provided by these firms. It periodically assesses the information provided by the advisory firms and reports to the JPC, as appropriate.

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From time to time the investment adviser may vote proxies issued by, or on proposals sponsored or publicly supported by (a) a client with substantial assets managed by the investment adviser or its affiliates, (b) an entity with a significant business relationship with Capital Group, or (c) a company with a director of an American Fund on its board (each referred to as an “Interested Party”). Other persons or entities may also be deemed an Interested Party if facts or circumstances appear to give rise to a potential conflict. The investment adviser analyzes these proxies and proposals on their merits and does not consider these relationships when casting its vote.

The investment adviser has developed procedures to identify and address instances where a vote could appear to be influenced by such a relationship. Under the procedures, prior to a final vote being cast by the investment adviser, the relevant proxy committees’ voting results for proxies issued by Interested Parties are reviewed by a Special Review Committee (“SRC”) of the investment division voting the proxy if the vote was in favor of the Interested Party.

If a potential conflict is identified according to the procedure above, the SRC will be provided with a summary of any relevant communications with the Interested Party, the rationale for the voting decision, information on the organization’s relationship with the party and any other pertinent information. The SRC will evaluate the information and determine whether the decision was in the best interest of fund shareholders. It will then accept or override the voting decision or determine alternative action. The SRC includes senior investment professionals and legal and compliance professionals.

Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available on or about September 1 of such year (a) without charge, upon request by calling American Funds Service Company at (800) 421-4225, (b) on the American Funds website and (c) on the SEC’s website at sec.gov.

The following summary sets forth the general positions of American Funds, American Funds Insurance Series and the investment adviser on various proposals. A copy of the full Principles is available upon request, free of charge, by calling American Funds Service Company or visiting the American Funds website.

Director matters — The election of a company’s slate of nominees for director generally is supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders or if, in the opinion of the investment adviser, such nominee has not fulfilled his or her fiduciary duty. Separation of the chairman and CEO positions also may be supported.

Governance provisions — Typically, proposals to declassify a board (elect all directors annually) are supported based on the belief that this increases the directors’ sense of accountability to shareholders. Proposals for cumulative voting generally are supported in order to promote management and board accountability and an opportunity for leadership change. Proposals designed to make director elections more meaningful, either by requiring a majority vote or by requiring any director receiving more withhold votes than affirmative votes to tender his or her resignation, generally are supported.

Shareholder rights — Proposals to repeal an existing poison pill generally are supported. (There may be certain circumstances, however, when a proxy voting committee of a fund or an investment division of the investment adviser believes that a company needs to maintain anti-takeover protection.) Proposals to eliminate the right of shareholders to act by written consent or to take away a shareholder’s right to call a special meeting typically are not supported.

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Compensation and benefit plans — Option plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation packages should be structured to attract, motivate and retain existing employees and qualified directors; however, they should not be excessive.

Routine matters — The ratification of auditors, procedural matters relating to the annual meeting and changes to company name are examples of items considered routine. Such items generally are voted in favor of management’s recommendations unless circumstances indicate otherwise.

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Principal fund shareholders — The following table identifies those investors who own of record, or are known by the fund to own beneficially, 5% or more of any class of its shares as of the opening of business on September 1, 2019. Unless otherwise indicated, the ownership percentages below represent ownership of record rather than beneficial ownership.

NAME AND ADDRESS	OWNERSHIP	OWNERSHIP PERCENTAGE
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS OMNIBUS ACCOUNT SAINT LOUIS MO	RECORD	CLASS A	34.96%
		CLASS C	11.78
		CLASS F-3	48.14
		CLASS 529-A	18.11
		CLASS 529-C	6.43

WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO	RECORD	CLASS A	7.99
		CLASS C	12.71
		CLASS F-1	10.86
		CLASS F-2	8.69

PERSHING LLC OMNIBUS ACCOUNT JERSEY CITY NJ	RECORD	CLASS A	5.95
		CLASS C	7.65
		CLASS F-1	8.44
		CLASS F-2	9.90
		CLASS F-3	11.40
		CLASS 529-F-1	6.33

MORGAN STANLEY SMITH BARNEY LLC FOR THE BENEFIT OF ITS CUSTOMERS OMNIBUS ACCOUNT NEW YORK NY	RECORD	CLASS C	7.17
		CLASS F-1	9.77
		CLASS F-2	9.43
		CLASS 529-A	5.35
		CLASS 529-C	8.30

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT ST PETERSBURG FL	RECORD	CLASS C	7.14
		CLASS F-1	6.43
		CLASS F-2	12.76

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS OMNIBUS ACCOUNT JACKSONVILLE FL	RECORD	CLASS C	5.82
		CLASS F-1	9.34
		CLASS F-2	10.70

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BEN OF OUR CUSTOMERS OMNIBUS ACCOUNT #1 JERSEY CITY NJ	RECORD	CLASS C	5.16
		CLASS F-1	8.37
		CLASS F-2	13.02
		CLASS F-3	9.48

CHARLES SCHWAB & CO INC OMNIBUS ACCOUNT #1 SAN FRANCISCO CA	RECORD	CLASS F-1	7.69

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NAME AND ADDRESS	OWNERSHIP	OWNERSHIP PERCENTAGE
LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- SAN DIEGO CA	RECORD	CLASS F-2	8.95

UBS WM USA OMNIBUS ACCOUNT WEEHAWKEN NJ	RECORD	CLASS F-2	6.40

CHARLES SCHWAB & CO INC OMNIBUS ACCOUNT #2 SAN FRANCISCO CA	RECORD	CLASS F-3	14.12

CHARLES SCHWAB & CO INC OMNIBUS ACCOUNT #3 SAN FRANCISCO CA	RECORD	CLASS F-3	9.39

TALCOTT RESOLUTION LIFE INS CO SEPARATE ACCOUNT DC 401K HARTFORD CT	RECORD BENEFICIAL	CLASS R-1	50.09
		CLASS R-3	5.35

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY 401K SPRINGFIELD MA	RECORD BENEFICIAL	CLASS R-1	10.11

CALIFORNIA MACHINISTS 401K PLAN PHOENIX AZ	RECORD BENEFICIAL	CLASS R-2E	8.28

VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY 401K PLAN HARTFORD CT	RECORD BENEFICIAL	CLASS R-3	9.34

JOHN HANCOCK LIFE INS CO USA ACCOUNT BOSTON MA	RECORD	CLASS R-4	13.80

NATIONAL FINANCIAL SERVICES LLC 401K PLAN #1 JERSEY CITY NJ	RECORD BENEFICIAL	CLASS R-4	6.49

NATIONWIDE TRUST COMPANY FSB COLUMBUS OH	RECORD	CLASS R-5	20.87

TWIN CITY PIPE TRADES 401K PLAN PHOENIX AZ	RECORD BENEFICIAL	CLASS R-5	13.35

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NAME AND ADDRESS	OWNERSHIP	OWNERSHIP PERCENTAGE
WELLS FARGO BANK FBO 401K PLAN CHARLOTTE NC	RECORD BENEFICIAL	CLASS R-5	11.70

NATIONAL FINANCIAL SERVICES LLC 401K PLAN #2 JERSEY CITY NJ	RECORD	CLASS R-5	5.47

MIDWEST PATTERNS INC 401K PLAN GREENWOOD VILLAGE CO	RECORD BENEFICIAL	CLASS R-5E	5.80

401K PLAN GREENWOOD VLG CO	BENEFICIAL	CLASS R-5E	5.31

AMERICAN FUNDS 2020 TARGET DATE RETIREMENT FUND NORFOLK VA	RECORD	CLASS R-6	13.12

AMERICAN FUNDS INCOME PORTFOLIO OMNIBUS ACCOUNT NORFOLK VA	RECORD	CLASS R-6	12.95

AMERICAN FUNDS 2030 TARGET DATE RETIREMENT FUND NORFOLK VA	RECORD	CLASS R-6	9.13

AMERICAN FUNDS 2025 TARGET DATE RETIREMENT FUND NORFOLK VA	RECORD	CLASS R-6	8.44

AMERICAN FUNDS 2035 TARGET DATE RETIREMENT FUND NORFOLK VA	RECORD	CLASS R-6	7.33

AMERICAN FUNDS 2040 TARGET DATE RETIREMENT FUND NORFOLK VA	RECORD	CLASS R-6	6.25

AMERICAN FUNDS 2015 TARGET DATE RETIREMENT FUND NORFOLK VA	RECORD	CLASS R-6	5.92

Because Class T and Class 529-T shares are not currently offered to the public, Capital Research and Management Company, the fund’s investment adviser, owns 100% of the fund‘s outstanding Class T and Class 529-T shares.

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As of September 1, 2019, the officers and trustees of the fund, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.

Unless otherwise noted, references in this statement of additional information to Class F shares, Class R shares or Class 529 shares refer to all F share classes, all R share classes or all 529 share classes, respectively.

Investment adviser — Capital Research and Management Company, the fund’s investment adviser, founded in 1931, maintains research facilities in the United States and abroad (Beijing, Geneva, Hong Kong, London, Los Angeles, Mumbai, New York, San Francisco, Singapore, Tokyo and Washington, D.C.). These facilities are staffed with experienced investment professionals. The investment adviser is located at 333 South Hope Street, Los Angeles, CA 90071. It is a wholly owned subsidiary of The Capital Group Companies, Inc., a holding company for several investment management subsidiaries. Capital Research and Management Company manages equity assets through three equity investment divisions and fixed income assets through its fixed income investment division, Capital Fixed Income Investors. The three equity investment divisions — Capital World Investors, Capital Research Global Investors and Capital International Investors — make investment decisions independently of one another. Portfolio managers in Capital International Investors rely on a research team that also provides investment services to institutional clients and other accounts advised by affiliates of Capital Research and Management Company. The investment adviser, which is deemed under the Commodity Exchange Act (the “CEA”) to be the operator of the fund, has claimed an exclusion from the definition of the term commodity pool operator under the CEA with respect to the fund and, therefore, is not subject to registration or regulation as such under the CEA with respect to the fund.

The investment adviser has adopted policies and procedures that address issues that may arise as a result of an investment professional’s management of the fund and other funds and accounts. Potential issues could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of fund trades, investment professional compensation and voting relating to portfolio securities. The investment adviser believes that its policies and procedures are reasonably designed to address these issues.

Compensation of investment professionals — As described in the prospectus, the investment adviser uses a system of multiple portfolio managers in managing fund assets. In addition, Capital Research and Management Company’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio within their research coverage.

Portfolio managers and investment analysts are paid competitive salaries by Capital Research and Management Company. In addition, they may receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing plans will vary depending on the individual’s portfolio results, contributions to the organization and other factors.

To encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total investment returns to relevant benchmarks over the most recent one-, three-, five- and eight-year periods, with increasing weight placed on each succeeding measurement period. For portfolio managers, benchmarks may include measures of the marketplaces in which the fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks may include relevant market measures and appropriate industry or sector indexes reflecting their areas of expertise. Capital Research and Management Company makes periodic subjective assessments of analysts’ contributions to the investment process and this is an element of their overall compensation. The investment results of each of the fund’s portfolio managers may be measured against one or more benchmarks, depending on his or her investment focus, such as: Bloomberg Barclays U.S. Aggregate Index; a custom index of higher yielding securities from the MSCI World ex-USA Index; a custom index

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of higher yielding securities from the MSCI USA Index; Bloomberg Barclays U.S. Corporate High Yield Index 2% Issuer Cap; Bloomberg Barclays Baa Corporate Index; Lipper Income Funds Index; Lipper Equity Income Funds Index; and Bloomberg Barclays Aggregate Bond Index. From time to time, Capital Research and Management Company may adjust or customize these benchmarks to better reflect the universe of comparably managed funds of competitive investment management firms.

Portfolio manager fund holdings and other managed accounts — As described below, portfolio managers may personally own shares of the fund. In addition, portfolio managers may manage portions of other mutual funds or accounts advised by Capital Research and Management Company or its affiliates.

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The following table reflects information as of July 31, 2019:

Portfolio manager	Dollar range of fund shares owned[1]	Number of other registered investment companies (RICs) for which portfolio manager is a manager (assets of RICs in billions)[2]		Number of other pooled investment vehicles (PIVs) for which portfolio manager is a manager (assets of PIVs in billions)[2]		Number of other accounts for which portfolio manager is a manager (assets of other accounts in billions) [2,3]
Hilda L. Applbaum	Over $1,000,000	2	$148.7	2	$1.41	None
Andrew B. Suzman	Over $1,000,000	21	$367.1	2	$0.47	None
David A. Daigle	Over $1,000,000	5	$60.1	3	$0.98	2	$0.69
Paul Flynn	$100,001 – $500,000	2	$6.7	3	$1.76	None
James R. Mulally	Over $1,000,000	7	$179.9	1	$0.12	None
Dina N. Perry	Over $1,000,000	1	$101.3	2	$5.61	None
Pramod Atluri	$100,001 – $500,000	3	$204.3	None		None
Anirudh Samsi	$500,001 – $1,000,000	1	$0.4	2	$1.41	None
Shannon Ward	$100,001 – $500,000	3	$18.1	1	$0.05	None

1 Ownership disclosure is made using the following ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; $100,001 – $500,000; $500,001 – $1,000,000; and Over $1,000,000. The amounts listed include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.

2 Indicates other RIC(s), PIV(s) or other accounts managed by Capital Research and Management Company or its affiliates for which the portfolio manager also has significant day to day management responsibilities. Assets noted are the total net assets of the RIC(s), PIV(s) or other accounts and are not the total assets managed by the individual, which is a substantially lower amount. No RIC, PIV or other account has an advisory fee that is based on the performance of the RIC, PIV or other account, unless otherwise noted.

3 Personal brokerage accounts of portfolio managers and their families are not reflected.

The fund’s investment adviser has adopted policies and procedures to mitigate material conflicts of interest that may arise in connection with a portfolio manager’s management of the fund, on the one hand, and investments in the other pooled investment vehicles and other accounts, on the other hand, such as material conflicts relating to the allocation of investment opportunities that may be suitable for both the fund and such other accounts.

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Investment Advisory and Service Agreement — The Investment Advisory and Service Agreement (the “Agreement”) between the fund and the investment adviser will continue in effect until January 31, 2020, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the board of trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (b) the vote of a majority of trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the investment adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days’ written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act). In addition, the Agreement provides that the investment adviser may delegate all, or a portion of, its investment management responsibilities to one or more subsidiary advisers approved by the fund’s board, pursuant to an agreement between the investment adviser and such subsidiary. Any such subsidiary adviser will be paid solely by the investment adviser out of its fees.

In addition to providing investment advisory services, the investment adviser furnishes the services and pays the compensation and travel expenses of persons to perform the fund’s executive, administrative, clerical and bookkeeping functions, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies and postage used at the fund’s offices. The fund pays all expenses not assumed by the investment adviser, including, but not limited to: custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to its shareholders; taxes; expenses of the issuance and redemption of fund shares (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund’s plans of distribution (described below); legal and auditing expenses; compensation, fees and expenses paid to independent trustees; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.

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The management fee is based upon the daily net assets of the fund and monthly gross investment income. Gross investment income is determined in accordance with generally accepted accounting principles and does not include gains or losses from sales of capital assets.

The management fee is based upon the following annualized rates and daily net asset levels, plus 2.25% of the fund’s gross investment income for the preceding month:

Rate	Net asset level
	In excess of	Up to
0.25%	$ 0	$ 500,000,000
0.23	500,000,000	1,000,000,000
0.21	1,000,000,000	1,500,000,000
0.19	1,500,000,000	2,500,000,000
0.17	2,500,000,000	4,000,000,000
0.16	4,000,000,000	6,500,000,000
0.15	6,500,000,000	10,500,000,000
0.144	10,500,000,000	13,000,000,000
0.141	13,000,000,000	17,000,000,000
0.138	17,000,000,000	21,000,000,000
0.135	21,000,000,000	27,000,000,000
0.133	27,000,000,000	34,000,000,000
0.131	34,000,000,000	44,000,000,000
0.129	44,000,000,000	55,000,000,000
0.127	55,000,000,000	71,000,000,000
0.125	71,000,000,000	89,000,000,000
0.123	89,000,000,000	115,000,000,000
0.121	115,000,000,000

For the fiscal years ended July 31, 2019, 2018 and 2017, the investment adviser earned from the fund management fees of $233,422,000, $236,241,000 and $229,267,000, respectively.

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Administrative services — The investment adviser and its affiliates provide certain administrative services for shareholders of the fund’s Class A, C, T, F, R and 529 shares. Administrative services are provided by the investment adviser and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders.

These services are provided pursuant to an Administrative Services Agreement (the “Administrative Agreement”) between the fund and the investment adviser relating to the fund’s Class A, C, T, F, R and 529 shares. The Administrative Agreement will continue in effect until January 31, 2020, unless sooner renewed or terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of the members of the fund’s board who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The fund may terminate the Administrative Agreement at any time by vote of a majority of independent board members. The investment adviser has the right to terminate the Administrative Agreement upon 60 days’ written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

The Administrative Services Agreement between the fund and the investment adviser provides the fund the ability to charge an administrative services fee of .05% for all share classes. The fund’s investment adviser receives an administrative services fee at the annual rate of .03% of the average daily net assets of the fund attributable to Class A, C, T, F, R and 529 shares (which could be increased as noted above) for its provision of administrative services. Administrative services fees are paid monthly and accrued daily.

During the 2019 fiscal year, administrative services fees were:

Administrative services fee
Class A	$8,502,000
Class C	2,166,000
Class T	—*
Class F-1	1,937,000
Class F-2	4,264,000
Class F-3	1,444,000
Class 529-A	807,000
Class 529-C	140,000
Class 529-E	31,000
Class 529-T	—*
Class 529-F-1	42,000
Class R-1	51,000
Class R-2	220,000
Class R-2E	15,000
Class R-3	470,000
Class R-4	505,000
Class R-5E	6,000
Class R-5	210,000
Class R-6	4,344,000

*Amount less than $1,000.

The Income Fund of America — Page 56

Principal Underwriter and plans of distribution — American Funds Distributors, Inc. (the “Principal Underwriter”) is the principal underwriter of the fund’s shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071; 6455 Irvine Center Drive, Irvine, CA 92618; 3500 Wiseman Boulevard, San Antonio, TX 78251; and 12811 North Meridian Street, Carmel, IN 46032.

The Principal Underwriter receives revenues relating to sales of the fund’s shares, as follows:

· For Class A and 529-A shares, the Principal Underwriter receives commission revenue consisting of the balance of the Class A and 529-A sales charge remaining after the allowances by the Principal Underwriter to investment dealers.

· For Class C and 529-C shares, the Principal Underwriter receives any contingent deferred sales charges that apply during the first year after purchase.

In addition, the fund reimburses the Principal Underwriter for advancing immediate service fees to qualified dealers and advisors upon the sale of Class C and 529-C shares. The fund also reimburses the Principal Underwriter for service fees (and, in the case of Class 529-E shares, commissions) paid on a quarterly basis to intermediaries, such as qualified dealers or financial advisors, in connection with investments in Class T, F-1, 529-E, 529-T, 529-F-1, R-1, R-2, R-2E, R-3 and R-4 shares.

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Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

	Fiscal year	Commissions, revenue or fees retained	Allowance or compensation to dealers
Class A	2019	$10,489,000	$43,525,000
	2018	11,234,000	46,749,000
	2017	15,971,000	72,000,000
Class C	2019	331,000	3,251,000
	2018	1,533,000	3,959,000
	2017	1,057,000	6,600,000
Class 529-A	2019	395,000	1,752,000
	2018	447,000	1,973,000
	2017	499,000	2,248,000
Class 529-C	2019	33,000	195,000
	2018	34,000	261,000
	2017	28,000	319,000

Plans of distribution — The fund has adopted plans of distribution (the “Plans”) pursuant to rule 12b-1 under the 1940 Act. The Plans permit the fund to expend amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund’s board of trustees has approved the category of expenses for which payment is being made.

Each Plan is specific to a particular share class of the fund. As the fund has not adopted a Plan for Class F-2, F-3, R-5E, R-5 or R-6, no 12b-1 fees are paid from Class F-2, F-3, R-5E, R-5 or R-6 share assets and the following disclosure is not applicable to these share classes.

Payments under the Plans may be made for service-related and/or distribution-related expenses. Service-related expenses include paying service fees to qualified dealers. Distribution-related expenses include commissions paid to qualified dealers. The amounts actually paid under the Plans for the past fiscal year, expressed as a percentage of the fund’s average daily net assets attributable to the applicable share class, are disclosed in the prospectus under “Fees and expenses of the fund.” Further information regarding the amounts available under each Plan is in the “Plans of Distribution” section of the prospectus.

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Following is a brief description of the Plans:

Class A and 529-A — For Class A and 529-A shares, up to .25% of the fund’s average daily net assets attributable to such shares is reimbursed to the Principal Underwriter for paying service-related expenses, and the balance available under the applicable Plan may be paid to the Principal Underwriter for distribution-related expenses. The fund may annually expend up to ..25% for Class A shares and up to .50% for Class 529-A shares under the applicable Plan; however, for Class 529-A shares, the board of trustees has approved payments to the Principal Underwriter of up to .25% of the fund’s average daily net assets, in the aggregate, for paying service- and distribution-related expenses.

Distribution-related expenses for Class A and 529-A shares include dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge. Commissions on these “no load” purchases (which are described in further detail under the “Sales Charges” section of this statement of additional information) in excess of the Class A and 529-A Plan limitations and not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for 15 months, provided that the reimbursement of such commissions does not cause the fund to exceed the annual expense limit. After 15 months, these commissions are not recoverable. As of the fund’s most recent fiscal year, unreimbursed expenses that remained subject to reimbursement under the Plan for Class A shares totaled $3,620,000 or less than 1% of Class A net assets.

Class T and 529-T — For Class T and 529-T shares, the fund may annually expend up to .50% under the applicable Plan; however, the fund’s board of trustees has approved payments to the Principal Underwriter of up to .25% of the fund’s average daily net assets attributable to Class T and 529-T shares for paying service-related expenses.

Other share classes — The Plans for each of the other share classes that have adopted Plans provide for payments to the Principal Underwriter for paying service-related and distribution-related expenses of up to the following amounts of the fund’s average daily net assets attributable to such shares:

Share class	Service related payments[1]	Distribution related payments[1]	Total allowable under the Plans[2]
Class C	0.25%	0.75%	1.00%
Class F-1	0.25	—	0.50
Class 529-C	0.25	0.75	1.00
Class 529-E	0.25	0.25	0.75
Class 529-F-1	0.25	—	0.50
Class R-1	0.25	0.75	1.00
Class R-2	0.25	0.50	1.00
Class R-2E	0.25	0.35	0.85
Class R-3	0.25	0.25	0.75
Class R-4	0.25	—	0.50

1 Amounts in these columns represent the amounts approved by the board of trustees under the applicable Plan.

2 The fund may annually expend the amounts set forth in this column under the current Plans with the approval of the board of trustees.

The Income Fund of America — Page 59

Payment of service fees — For purchases of less than $1 million, payment of service fees to investment dealers generally begins accruing immediately after establishment of an account in Class A, C, 529-A or 529-C shares. For purchases of $1 million or more, payment of service fees to investment dealers generally begins accruing 12 months after establishment of an account in Class A or 529-A shares. Service fees are not paid on certain investments made at net asset value including accounts established by registered representatives and their family members as described in the “Sales charges” section of the prospectus.

During the 2019 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:

	12b-1 expenses	12b-1 unpaid liability outstanding
Class A	$181,067,000	$16,732,000
Class C	44,574,000	4,620,000
Class T	—	—
Class F-1	9,991,000	1,053,000
Class 529-A	3,998,000	433,000
Class 529-C	2,829,000	391,000
Class 529-E	321,000	43,000
Class 529-T	—	—
Class 529-F-1	—	—
Class R-1	1,041,000	104,000
Class R-2	3,419,000	432,000
Class R-2E	191,000	34,000
Class R-3	4,858,000	589,000
Class R-4	2,610,000	334,000

Approval of the Plans — As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full board of trustees and separately by a majority of the independent trustees of the fund who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. In addition, the selection and nomination of independent trustees of the fund are committed to the discretion of the independent trustees during the existence of the Plans.

Potential benefits of the Plans to the fund and its shareholders include enabling shareholders to obtain advice and other services from a financial advisor at a reasonable cost, the likelihood that the Plans will stimulate sales of the fund benefiting the investment process through growth or stability of assets and the ability of shareholders to choose among various alternatives in paying for sales and service. The Plans may not be amended to materially increase the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly by the board of trustees and the Plans must be renewed annually by the board of trustees.

A portion of the fund’s 12b-1 expense is paid to financial advisors to compensate them for providing ongoing services. If you have questions regarding your investment in the fund or need assistance with your account, please contact your financial advisor. If you need a financial advisor, please call American Funds Distributors at (800) 421-4120 for assistance.

The Income Fund of America — Page 60

Fee to Virginia529 — Class 529 shares are offered to certain American Funds by Virginia529 through CollegeAmerica and Class ABLE-A shares are offered to certain American Funds by Virginia529 through ABLEAmerica, a tax-advantaged savings program for individuals with disabilities. As compensation for its oversight and administration of the CollegeAmerica and ABLEAmerica savings plans, Virginia529 is entitled to receive a quarterly fee based on the combined net assets invested in Class 529 shares and Class ABLE-A shares across all American Funds. The quarterly fee is accrued daily and calculated at the annual rate of .10% on the first $20 billion of net assets invested in American Funds Class 529 shares and Class ABLE-A shares, .05% on net assets between $20 billion and $100 billion and .03% on net assets over $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of average net assets of American Funds Class 529 and Class ABLE-A shares for the last month of the prior calendar quarter. Virginia529 is currently waiving that portion of its fee attributable to Class ABLE-A shares. Such waiver is expected to remain in effect until the earlier of (a) the date on which total net assets invested in Class ABLE-A shares reach $300 million and (b) June 30, 2023.

The Income Fund of America — Page 61

Other compensation to dealers — As of January 2019, the top dealers (or their affiliates) that American Funds Distributors anticipates will receive additional compensation (as described in the prospectus) include:

Advisor Group
FSC Securities Corporation

Signator Investors, Inc.

Royal Alliance Associates, Inc.
SagePoint Financial, Inc.
Woodbury Financial Services, Inc.
American Portfolios Financial Services, Inc.
Ameriprise
Ameriprise Financial Services, Inc.
AXA Advisors
AXA Advisors, LLC
Cambridge
Cambridge Investment Research, Inc.
Cetera Financial Group
Cetera Advisor Networks LLC
Cetera Advisors LLC
Cetera Financial Specialists LLC
Cetera Investment Services LLC
CIMAS, LLC
First Allied Securities Inc.

Legend Advisory Corporation
Summit Brokerage Services, Inc.

Charles Schwab Network
Charles Schwab & Co., Inc.
Charles Schwab Bank

Commonwealth
Commonwealth Financial Network
D.A. Davidson & Co.
Edward Jones
Fidelity Network Group
Fidelity Deposit & Discount Bank
Fidelity Retirement Network
National Financial Services LLC
Hefren-Tillotson, Inc.
HTK
Hornor, Townsend & Kent, Inc.
J.J.B. Hilliard Lyons
Hilliard Lyons Trust Company LLC
J.J.B. Hilliard, W. L. Lyons, LLC
J.P. Morgan Chase Banc One
J.P. Morgan Securities LLC
JP Morgan Chase Bank, N.A.
Janney Montgomery Scott
Janney Montgomery Scott LLC

The Income Fund of America — Page 62

Kestra Securities
H. Beck, Inc.
Kestra Investment Services LLC
NFP Advisor Services LLC
Ladenburg Thalmann Group
Investacorp, Inc.
KMS Financial Services, Inc.
Ladenburg Thalmann Asset Management Inc.
Ladenburg, Thalmann & Co., Inc.
Securities America, Inc.
Securities Service Network Inc.
Triad Advisors LLC
Lincoln Network
Lincoln Financial Advisors Corporation

Lincoln Financial Securities Corporation
LPL Group
LPL Financial LLC
Mass Mutual / MML
MassMutual Trust Company FSB
MML Distributors LLC
MML Investors Services, LLC
The MassMutual Trust Company FSB
Merrill Lynch Banc of America
Bank of America
Bank of America, NA
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley Smith Barney

Morgan Stanley Wealth Management

NMIS
Northwestern Mutual Investment Services, LLC

Park Avenue Securities LLC
PFS
Financial Sense Securities Inc.
PFS Investments Inc.
PNC Network
PNC Bank, National Association
PNC Investments LLC
Raymond James Group
Raymond James & Associates, Inc.
Raymond James Financial Services Inc.
RBC
RBC Capital Markets LLC
Robert W. Baird
Robert W. Baird & Co, Incorporated
Stifel, Nicolaus & Co

Stifel, Nicolaus & Company, Incorporated

The Income Fund of America — Page 63

UBS
UBS Financial Services, Inc.
UBS Securities, LLC
Voya Financial
Voya Financial Advisors, Inc.
Wells Fargo Network
Wells Fargo Advisors Financial Network, LLC
Wells Fargo Advisors Latin American Channel
Wells Fargo Advisors LLC (WBS)
Wells Fargo Advisors Private Client Group
Wells Fargo Bank, N.A.
Wells Fargo Clearing Services LLC
Wells Fargo Securities, LLC

The Income Fund of America — Page 64

Execution of portfolio transactions

The investment adviser places orders with broker-dealers for the fund’s portfolio transactions. Purchases and sales of equity securities on a securities exchange or an over-the-counter market are effected through broker-dealers who receive commissions for their services. Generally, commissions relating to securities traded on foreign exchanges will be higher than commissions relating to securities traded on U.S. exchanges and may not be subject to negotiation. Equity securities may also be purchased from underwriters at prices that include underwriting fees. Purchases and sales of fixed income securities are generally made with an issuer or a primary market maker acting as principal with no stated brokerage commission. The price paid to an underwriter for fixed income securities includes underwriting fees. Prices for fixed income securities in secondary trades usually include undisclosed compensation to the market maker reflecting the spread between the bid and ask prices for the securities.

In selecting broker-dealers, the investment adviser strives to obtain “best execution” (the most favorable total price reasonably attainable under the circumstances) for the fund’s portfolio transactions, taking into account a variety of factors. These factors include the size and type of transaction, the nature and character of the markets for the security to be purchased or sold, the cost, quality, likely speed and reliability of execution and settlement, the broker-dealer’s or execution venue’s ability to offer liquidity and anonymity and the potential for minimizing market impact. The investment adviser considers these factors, which involve qualitative judgments, when selecting broker-dealers and execution venues for fund portfolio transactions. The investment adviser views best execution as a process that should be evaluated over time as part of an overall relationship with particular broker-dealer firms. The investment adviser and its affiliates negotiate commission rates with broker-dealers based on what they believe is reasonably necessary to obtain best execution. They seek, on an ongoing basis, to determine what the reasonable levels of commission rates for execution services are in the marketplace, taking various considerations into account, including the extent to which a broker-dealer has put its own capital at risk, historical commission rates and commission rates that other institutional investors are paying. The fund does not consider the investment adviser as having an obligation to obtain the lowest commission rate available for a portfolio transaction to the exclusion of price, service and qualitative considerations. Brokerage commissions are only a small part of total execution costs and other factors, such as market impact and speed of execution, contribute significantly to overall transaction costs.

The investment adviser may execute portfolio transactions with broker-dealers who provide certain brokerage and/or investment research services to it but only when in the investment adviser’s judgment the broker-dealer is capable of providing best execution for that transaction. The investment adviser makes decisions for procurement of research separately and distinctly from decisions on the choice of brokerage and execution services. The receipt of these research services permits the investment adviser to supplement its own research and analysis and makes available the views of, and information from, individuals and the research staffs of other firms. Such views and information may be provided in the form of written reports, telephone contacts and meetings with securities analysts. These services may include, among other things, reports and other communications with respect to individual companies, industries, countries and regions, economic, political and legal developments, as well as scheduling meetings with corporate executives and seminars and conferences related to relevant subject matters. Research services that the investment adviser receives from broker-dealers may be used by the investment adviser in servicing the fund and other funds and accounts that it advises; however, not all such services will necessarily benefit the fund.

As of January 1, 2019, the investment adviser has undertaken to bear the cost of all third-party investment research services for all client accounts it advises. However, in order to compensate certain U.S. broker-dealers for research consumed, and valued, by the investment adviser’s investment professionals, the investment adviser continues to operate a limited commission sharing arrangement with commissions on equity trades for certain registered investment companies it advises. The

The Income Fund of America — Page 65

investment adviser voluntarily reimburses such registered investment companies for all amounts collected into the commission sharing arrangement. In order to operate the commission sharing arrangement, the investment adviser may cause such registered investment companies to pay commissions in excess of what other broker-dealers might have charged for certain portfolio transactions in recognition of brokerage and/or investment research services. In this regard, the investment adviser has adopted a brokerage allocation procedure consistent with the requirements of Section 28(e) of the U.S. Securities Exchange Act of 1934. Section 28(e) permits the investment adviser and its affiliates to cause an account to pay a higher commission to a broker-dealer to compensate the broker-dealer or another service provider for certain brokerage and/or investment research services provided to the investment adviser and its affiliates, if the investment adviser and each affiliate makes a good faith determination that such commissions are reasonable in relation to the value of the services provided by such broker-dealer to the investment adviser and its affiliates in terms of that particular transaction or the investment adviser’s overall responsibility to the fund and other accounts that it advises. Certain brokerage and/or investment research services may not necessarily benefit all accounts paying commissions to each such broker-dealer; therefore, the investment adviser and its affiliates assess the reasonableness of commissions in light of the total brokerage and investment research services provided to the investment adviser and its affiliates. Further, investment research services may be used by all investment associates of the investment adviser and its affiliates, regardless of whether they advise accounts with trading activity that generates eligible commissions.

In accordance with their internal brokerage allocation procedure, the investment adviser and its affiliates periodically assess the brokerage and investment research services provided by each broker-dealer and each other service provider from which they receive such services. As part of its ongoing relationships, the investment adviser and its affiliates routinely meet with firms to discuss the level and quality of the brokerage and research services provided, as well as the value and cost of such services. In valuing the brokerage and investment research services the investment adviser and its affiliates receive from broker-dealers and other research providers in connection with its good faith determination of reasonableness, the investment adviser and its affiliates take various factors into consideration, including the quantity, quality and usefulness of the services to the investment adviser and its affiliates. Based on this information and applying their judgment, the investment adviser and its affiliates set an annual research budget.

Research analysts and portfolio managers periodically participate in a research poll to determine the usefulness and value of the research provided by individual broker-dealers and research providers. Based on the results of this research poll, the investment adviser and its affiliates may, through commission sharing arrangements with certain broker-dealers, direct a portion of commissions paid to a broker-dealer by the fund and other registered investment companies managed by the investment adviser or its affiliates to be used to compensate the broker-dealer and/or other research providers for research services they provide. While the investment adviser and its affiliates may negotiate commission rates and enter into commission sharing arrangements with certain broker-dealers with the expectation that such broker-dealers will be providing brokerage and research services, none of the investment adviser, any of its affiliates or any of their clients incurs any obligation to any broker-dealer to pay for research by generating trading commissions. The investment adviser and its affiliates negotiate prices for certain research that may be paid through commission sharing arrangements or by themselves with cash.

When executing portfolio transactions in the same equity security for the funds and accounts, or portions of funds and accounts, over which the investment adviser, through its equity investment divisions, has investment discretion, each investment division within the adviser and its affiliates normally aggregates its respective purchases or sales and executes them as part of the same transaction or series of transactions. When executing portfolio transactions in the same fixed income security for the fund and the other funds or accounts over which it or one of its affiliated companies has investment discretion, the investment adviser normally aggregates such purchases or sales and executes them as part of the same transaction or series of transactions. The objective of aggregating

The Income Fund of America — Page 66

purchases and sales of a security is to allocate executions in an equitable manner among the funds and other accounts that have concurrently authorized a transaction in such security. The investment adviser and its affiliates serve as investment adviser for certain accounts that are designed to be substantially similar to another account. This type of account will often generate a large number of relatively small trades when it is rebalanced to its reference fund due to differing cash flows or when the account is initially started up. The investment adviser may not aggregate program trades or electronic list trades executed as part of this process. Non-aggregated trades performed for these accounts will be allocated entirely to that account. This is done only when the investment adviser believes doing so will not have a material impact on the price or quality of other transactions.

The investment adviser currently owns an interest in IEX Group and Luminex Trading and Analytics. The investment adviser may place orders on these or other exchanges or alternative trading systems in which it, or one of its affiliates, has an ownership interest, provided such ownership interest is less than five percent of the total ownership interests in the entity. The investment adviser is subject to the same best execution obligations when trading on any such exchange or alternative trading system.

Purchase and sale transactions may be effected directly among and between certain funds or accounts advised by the investment adviser or its affiliates, including the fund. The investment adviser maintains cross-trade policies and procedures and places a cross-trade only when such a trade is in the best interest of all participating clients and is not prohibited by the participating funds’ or accounts’ investment management agreement or applicable law.

The investment adviser may place orders for the fund’s portfolio transactions with broker-dealers who have sold shares of the funds managed by the investment adviser or its affiliated companies; however, it does not consider whether a broker-dealer has sold shares of the funds managed by the investment adviser or its affiliated companies when placing any such orders for the fund’s portfolio transactions.

Purchases and sales of futures contracts for the fund will be effected through executing brokers and FCMs that specialize in the types of futures contracts that the fund expects to hold. The investment adviser will use reasonable efforts to choose executing brokers and FCMs capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations. The investment adviser will monitor the executing brokers and FCMs used for purchases and sales of futures contracts for their ability to execute trades based on many factors, such as the sizes of the orders, the difficulty of executions, the operational facilities of the firm involved and other factors.

Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The cost to the fund of engaging in such contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because such contracts are entered into on a principal basis, their prices usually include undisclosed compensation to the market maker reflecting the spread between the bid and ask prices for the contracts. The fund may incur additional fees in connection with the purchase or sale of certain contracts.

Brokerage commissions (net of any reimbursements described below) borne by the fund for the fiscal years ended July 31, 2019, 2018 and 2017 amounted to $14,949,000, $17,806,000 and $22,143,000, respectively. Beginning January 1, 2019, the investment adviser is reimbursing the fund for all amounts collected into the commission sharing arrangement. For the fiscal year ended July 31, 2019, the investment adviser reimbursed the fund $1,222,000 for commissions paid to broker-dealers through a commission sharing arrangement to compensate such broker-dealers for research services. Increases (or decreases) in the dollar amount of brokerage commissions borne by the fund over the last three fiscal years resulted from increases (or decreases) in the volume of trading activity and/or the amount of commissions used to pay for research services through a commission sharing arrangement.

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The fund is required to disclose information regarding investments in the securities of its “regular” broker-dealers (or parent companies of its regular broker-dealers) that derive more than 15% of their revenue from broker-dealer, underwriter or investment adviser activities. A regular broker-dealer is (a) one of the 10 broker-dealers that received from the fund the largest amount of brokerage commissions by participating, directly or indirectly, in the fund’s portfolio transactions during the fund’s most recently completed fiscal year; (b) one of the 10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the fund during the fund’s most recently completed fiscal year; or (c) one of the 10 broker-dealers that sold the largest amount of securities of the fund during the fund’s most recently completed fiscal year.

At the end of the fund’s most recently completed fiscal year, the fund’s regular broker-dealers included Citigroup Global Markets INC, Credit Suisse Group AG, Deutsche Bank A.G., Goldman Sachs & Co., Jeffries & Company Inc., J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC. As of the fund’s most recently completed fiscal year, the fund held debt and equity securities of Citigroup Inc. in the amount of $562,214,000, Goldman Sachs Group, Inc. in the amount of $78,420,000, J.P. Morgan Securities LLC in the amount of $2,666,717,000 and Wells Fargo Securities, LLC in the amount of $526,173,000. The fund held debt securities of Credit Suisse Group AG in the amount of $52,766,000, Deutsche Bank A.G. in the amount of $37,148,000, Jefferies & Company Inc. in the amount of $8,017,000 and Morgan Stanley & Co. LLC in the amount of $52,340,000.

The Income Fund of America — Page 68

Disclosure of portfolio holdings

The fund’s investment adviser, on behalf of the fund, has adopted policies and procedures with respect to the disclosure of information about fund portfolio securities. These policies and procedures have been reviewed by the fund’s board of trustees, and compliance will be periodically assessed by the board in connection with reporting from the fund’s Chief Compliance Officer.

Under these policies and procedures, the fund’s complete list of portfolio holdings available for public disclosure, dated as of the end of each calendar quarter, is permitted to be posted on the American Funds website no earlier than the 10th day after such calendar quarter. In practice, the publicly disclosed portfolio is typically posted on the American Funds website within 30 days after the end of the calendar quarter. The publicly disclosed portfolio may exclude certain securities when deemed to be in the best interest of the fund as permitted by applicable regulations. In addition, the fund’s list of top 10 equity portfolio holdings measured by percentage of net assets, dated as of the end of each calendar month, is permitted to be posted on the American Funds website no earlier than the 10th day after such month. Such portfolio holdings information may be disclosed to any person pursuant to an ongoing arrangement to disclose portfolio holdings information to such person no earlier than one day after the day on which the information is posted on the American Funds website.

Certain intermediaries are provided additional information about the fund’s management team, including information on the fund’s portfolio securities they have selected. This information is provided to larger intermediaries that require the information to make the fund available for investment on the firm’s platform. Intermediaries receiving the information are required to keep it confidential and use it only to analyze the fund.

The fund’s custodian, outside counsel, auditor, financial printers, proxy voting service providers, pricing information vendors, consultants or agents operating under a contract with the investment adviser or its affiliates, co-litigants (such as in connection with a bankruptcy proceeding related to a fund holding) and certain other third parties described below, each of which requires portfolio holdings information for legitimate business and fund oversight purposes, may receive fund portfolio holdings information earlier. See the “General information” section in this statement of additional information for further information about the fund’s custodian, outside counsel and auditor.

The fund‘s portfolio holdings, dated as of the end of each calendar month, are made available to up to 20 key broker-dealer relationships with research departments to help them evaluate the fund for eligibility on approved lists or in model portfolios. These firms include certain of those listed under the “Other compensation to dealers” section of this statement of additional information and certain broker-dealer firms that offer trading platforms for registered investment advisers. Monthly holdings may be provided to these intermediaries no earlier than the 10th day after the end of the calendar month. In practice, monthly holdings are provided within 30 days after the end of the calendar month. Holdings may also be disclosed more frequently to certain statistical and data collection agencies including Morningstar, Lipper, Inc., Value Line, Vickers Stock Research, Bloomberg and Thomson Financial Research.

Affiliated persons of the fund, including officers of the fund and employees of the investment adviser and its affiliates, who receive portfolio holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to applicable codes of ethics, including requirements not to trade in securities based on confidential and proprietary investment information, to maintain the confidentiality of such information, and to pre-clear securities trades and report securities transactions activity, as applicable. For more information on these restrictions and limitations, please see the “Code of ethics” section in this statement of additional information and the Code of Ethics. Third-party service providers of the fund and other entities, as described in this statement of additional information, receiving such information are subject to confidentiality

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obligations. When portfolio holdings information is disclosed other than through the American Funds website to persons not affiliated with the fund, such persons will be bound by agreements (including confidentiality agreements) or fiduciary or other obligations that restrict and limit their use of the information to legitimate business uses only. None of the fund, its investment adviser or any of their affiliates receives compensation or other consideration in connection with the disclosure of information about portfolio securities.

Subject to board policies, the authority to disclose a fund’s portfolio holdings, and to establish policies with respect to such disclosure, resides with the appropriate investment-related committees of the fund’s investment adviser. In exercising their authority, the committees determine whether disclosure of information about the fund’s portfolio securities is appropriate and in the best interest of fund shareholders. The investment adviser has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of fund holdings. For example, the investment adviser’s code of ethics specifically requires, among other things, the safeguarding of information about fund holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with fund transactions. In addition, the investment adviser believes that its current policy of not selling portfolio holdings information and not disclosing such information to unaffiliated third parties until such holdings have been made public on the American Funds website (other than to certain fund service providers and other third parties for legitimate business and fund oversight purposes) helps reduce potential conflicts of interest between fund shareholders and the investment adviser and its affiliates.

The fund’s investment adviser and its affiliates provide investment advice to clients other than the fund that have investment objectives that may be substantially similar to those of the fund. These clients also may have portfolios consisting of holdings substantially similar to those of the fund and generally have access to current portfolio holdings information for their accounts. These clients do not owe the fund’s investment adviser or the fund a duty of confidentiality with respect to disclosure of their portfolio holdings.

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Price of shares

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received by the fund or the Transfer Agent provided that your request contains all information and legal documentation necessary to process the transaction. The Transfer Agent may accept written orders for the sale of fund shares on a future date. These orders are subject to the Transfer Agent’s policies, which generally allow shareholders to provide a written request to sell shares at the net asset value on a specified date no more than five business days after receipt of the order by the Transfer Agent. Any request to sell shares on a future date will be rejected if the request is not in writing, if the requested transaction date is more than five business days after the Transfer Agent receives the request or if the request does not contain all information and legal documentation necessary to process the transaction.

The offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer should be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.

Orders received by the investment dealer or authorized designee, the Transfer Agent or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the fund. For more information about how to purchase through your intermediary, contact your intermediary directly.

Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day’s closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of approximately 4 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the New York Stock Exchange is open. If, for example, the New York Stock Exchange closes at 1 p.m. New York time, the fund’s share price would still be determined as of 4 p.m. New York time. In such example, portfolio securities traded on the New York Stock Exchange would be valued at their closing prices unless the investment adviser determines that a fair value adjustment is appropriate due to subsequent events. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year’s Day; Martin Luther King Jr. Day; Presidents’ Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving; and Christmas Day. Each share class of the fund has a separately calculated net asset value (and share price).

All portfolio securities of funds managed by Capital Research and Management Company (other than American Funds U.S. Government Money Market Fund) are valued, and the net asset values per share for each share class are determined, as indicated below. The fund follows standard industry practice by typically reflecting changes in its holdings of portfolio securities on the first business day following a portfolio trade.

Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

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Fixed income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. The pricing vendors base prices on, among other things, benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, underlying equity of the issuer, interest rate volatilities, spreads and other relationships observed in the markets among comparable securities and proprietary pricing models such as yield measures calculated using factors such as cash flows, prepayment information, default rates, delinquency and loss assumptions, financial or collateral characteristics or performance, credit enhancements, liquidation value calculations, specific deal information and other reference data. The fund’s investment adviser performs certain checks on vendor prices prior to calculation of the fund’s net asset value. When the investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed income and equity characteristics (e.g., convertible bonds, preferred stocks, units comprised of more than one type of security, etc.), or equity securities traded principally among fixed income dealers, are generally valued in the manner described above for either equity or fixed income securities, depending on which method is deemed most appropriate by the investment adviser.

Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Futures contracts are generally valued at the official settlement price of, or the last reported sale price on, the principal exchange or market on which such instruments are traded, as of the close of business on the day the contracts are being valued or, lacking any sales, at the last available bid price.

Swaps, including both interest rate swaps and positions in credit default swap indices, are valued using market quotations or valuations provided by one or more pricing vendors.

Assets or liabilities initially expressed in terms of currencies other than U.S. dollars are translated prior to the next determination of the net asset value of the fund’s shares into U.S. dollars at the prevailing market rates.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are valued at fair value as determined in good faith under fair value guidelines adopted by authority of the fund’s board. Subject to board oversight, the fund’s board has appointed the fund’s investment adviser to make fair valuation determinations, which are directed by a valuation committee established by the fund’s investment adviser. The board receives regular reports describing fair-valued securities and the valuation methods used.

The valuation committee has adopted guidelines and procedures (consistent with SEC rules and guidance) to consider certain relevant principles and factors when making fair value determinations. As a general principle, securities lacking readily available market quotations, or that have quotations that are considered unreliable by the investment adviser, are valued in good faith by the valuation committee based upon what the fund might reasonably expect to receive upon their current sale. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred. The valuation committee considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the

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security and changes in overall market conditions. The valuation committee employs additional fair value procedures to address issues related to equity securities that trade principally in markets outside the United States. Such securities may trade in markets that open and close at different times, reflecting time zone differences. If significant events occur after the close of a market (and before the fund’s net asset values are next determined) which affect the value of equity securities held in the fund’s portfolio, appropriate adjustments from closing market prices may be made to reflect these events. Events of this type could include, for example, earthquakes and other natural disasters or significant price changes in other markets (e.g., U.S. stock markets).

Each class of shares represents interests in the same portfolio of investments and is identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class pro rata based on relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities attributable to particular share classes, such as liabilities for repurchase of fund shares, are deducted from total assets attributable to such share classes.

Net assets so obtained for each share class are then divided by the total number of shares outstanding of that share class, and the result, rounded to the nearest cent, is the net asset value per share for that class.

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Taxes and distributions

Disclaimer: Some of the following information may not apply to certain shareholders, including those holding fund shares in a tax-favored account, such as a retirement plan or education savings account. Shareholders should consult their tax advisors about the application of federal, state and local tax law in light of their particular situation.

Taxation as a regulated investment company — The fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income taxes, the fund intends to distribute substantially all of its net investment income and realized net capital gains on a fiscal year basis, and intends to comply with other tests applicable to regulated investment companies under Subchapter M.

The Code includes savings provisions allowing the fund to cure inadvertent failures of certain qualification tests required under Subchapter M. However, should the fund fail to qualify under Subchapter M, the fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains.

Amounts not distributed by the fund on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% excise tax. Unless an applicable exception applies, to avoid the tax, the fund must distribute during each calendar year an amount equal to the sum of (a) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (b) at least 98.2% of its capital gains in excess of its capital losses for the twelve month period ending on October 31, and (c) all ordinary income and capital gains for previous years that were not distributed during such years and on which the fund paid no U.S. federal income tax.

Dividends paid by the fund from ordinary income or from an excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income dividends.

The fund may declare a capital gain distribution consisting of the excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carryforward of the fund.

The fund may retain a portion of net capital gain for reinvestment and may elect to treat such capital gain as having been distributed to shareholders of the fund. Shareholders may receive a credit for the tax that the fund paid on such undistributed net capital gain and would increase the basis in their shares of the fund by the difference between the amount of includible gains and the tax deemed paid by the shareholder.

Distributions of net capital gain that the fund properly reports as a capital gain distribution generally will be taxable as long-term capital gain, regardless of the length of time the shares of the fund have been held by a shareholder. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any capital gain distributions (including any undistributed amounts treated as distributed capital gains, as described above) during such six-month period.

Capital gain distributions by the fund result in a reduction in the net asset value of the fund’s shares. Investors should consider the tax implications of buying shares just prior to a capital gain distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will subsequently receive a partial return of their investment capital upon payment of the distribution, which will be taxable to them.

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Redemptions and exchanges of fund shares — Redemptions of shares, including exchanges for shares of other American Funds, may result in federal, state and local tax consequences (gain or loss) to the shareholder.

Any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss disallowed under this rule will be added to the shareholder’s tax basis in the new shares purchased.

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced or no sales charge for shares of the fund, or of a different fund acquired before January 31st of the year following the year the shareholder exchanged or otherwise disposed of the original fund shares, the sales charge previously incurred in acquiring the fund’s shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other fund(s).

Tax consequences of investing in non-U.S. securities — Dividend and interest income received by the fund from sources outside the United States may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the United States, however, may reduce or eliminate these foreign taxes. Some foreign countries impose taxes on capital gains with respect to investments by foreign investors.

If more than 50% of the value of the total assets of the fund at the close of the taxable year consists of securities of foreign corporations, the fund may elect to pass through to shareholders the foreign taxes paid by the fund. If such an election is made, shareholders may claim a credit or deduction on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the fund to foreign countries. The application of the foreign tax credit depends upon the particular circumstances of each shareholder.

Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to fluctuations in foreign exchange rates, are generally taxable as ordinary income or loss. These gains or losses may increase or decrease the amount of dividends payable by the fund to shareholders. A fund may elect to treat gain and loss on certain foreign currency contracts as capital gain and loss instead of ordinary income or loss.

If the fund invests in stock of certain passive foreign investment companies (PFICs), the fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise tax years. Deductions for losses are allowable only to the extent of any previously recognized gains. Both gains and losses will be treated as ordinary income or loss, and the fund is required to distribute any resulting income. If the fund is unable to identify an investment as a PFIC security and thus does not make a timely mark-to-market election, the fund may be subject to adverse tax consequences.

Tax consequences of investing in derivatives — The fund may enter into transactions involving derivatives, such as futures, swaps and forward contracts. Special tax rules may apply to these types of transactions that could defer losses to the fund, accelerate the fund’s income, alter the holding period of certain securities or change the classification of capital gains. These tax rules may therefore impact the amount, timing and character of fund distributions.

Other tax considerations — After the end of each calendar year, individual shareholders holding fund shares in taxable accounts will receive a statement of the federal income tax status of all distributions.

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Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund.

For fund shares acquired on or after January 1, 2012, the fund is required to report cost basis information for redemptions, including exchanges, to both shareholders and the IRS.

Shareholders may obtain more information about cost basis online at capitalgroup.com/costbasis.

Under the backup withholding provisions of the Code, the fund generally will be required to withhold federal income tax on all payments made to a shareholder if the shareholder either does not furnish the fund with the shareholder’s correct taxpayer identification number or fails to certify that the shareholder is not subject to backup withholding. Backup withholding also applies if the IRS notifies the shareholder or the fund that the taxpayer identification number provided by the shareholder is incorrect or that the shareholder has previously failed to properly report interest or dividend income.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons (i.e., U.S. citizens and legal residents and U.S. corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to U.S. withholding taxes.

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Unless otherwise noted, all references in the following pages to Class A, C, T or F-1 shares also refer to the corresponding Class 529-A, 529-C, 529-T or 529-F-1 shares. Class 529 shareholders should also refer to the applicable program description for information on policies and services specifically relating to these accounts. Shareholders holding shares through an eligible retirement plan should contact their plan’s administrator or recordkeeper for information regarding purchases, sales and exchanges.

Purchase and exchange of shares

Purchases by individuals — As described in the prospectus, you may generally open an account and purchase fund shares by contacting a financial advisor or investment dealer authorized to sell the fund’s shares. You may make investments by any of the following means:

Contacting your financial advisor — Deliver or mail a check to your financial advisor.

By mail — For initial investments, you may mail a check, made payable to the fund, directly to the address indicated on the account application. Please indicate an investment dealer on the account application. You may make additional investments by filling out the “Account Additions” form at the bottom of a recent transaction confirmation and mailing the form, along with a check made payable to the fund, using the envelope provided with your confirmation.

The amount of time it takes for us to receive regular U.S. postal mail may vary and there is no assurance that we will receive such mail on the day you expect. Mailing addresses for regular U.S. postal mail can be found in the prospectus. To send investments or correspondence to us via overnight mail or courier service, use either of the following addresses:

American Funds

12711 North Meridian Street

Carmel, IN 46032-9181

American Funds

5300 Robin Hood Road

Norfolk, VA 23513-2407

By telephone — Using the American FundsLine. Please see the “Shareholder account services and privileges” section of this statement of additional information for more information regarding this service.

By Internet — Using capitalgroup.com. Please see the “Shareholder account services and privileges” section of this statement of additional information for more information regarding this service.

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By wire — If you are making a wire transfer, instruct your bank to wire funds to:

Wells Fargo Bank

ABA Routing No. 121000248

Account No. 4600-076178

Your bank should include the following information when wiring funds:

For credit to the account of:

American Funds Service Company

(fund’s name)

For further credit to:

(shareholder’s fund account number)

(shareholder’s name)

You may contact American Funds Service Company at (800) 421-4225 if you have questions about making wire transfers.

Other purchase information — Class 529 shares may be purchased only through CollegeAmerica by investors establishing qualified higher education savings accounts. Class 529-E shares may be purchased only by investors participating in CollegeAmerica through an eligible employer plan. American Funds state tax-exempt funds are qualified for sale only in certain jurisdictions, and tax-exempt funds in general should not serve as retirement plan investments. In addition, the fund and the Principal Underwriter reserve the right to reject any purchase order.

Class R-5 and R-6 shares may be made available to certain charitable foundations organized and maintained by The Capital Group Companies, Inc. or its affiliates. Class R-6 shares are also available to corporate investment accounts established by The Capital Group Companies, Inc. and its affiliates.

Class R-5 and R-6 shares may also be made available to Virginia529 for use in the Virginia Education Savings Trust and the Virginia Prepaid Education Program and other registered investment companies approved by the fund’s investment adviser or distributor. Class R-6 shares are also available to other post employment benefits plans.

Purchase minimums and maximums — All investments are subject to the purchase minimums and maximums described in the prospectus. As noted in the prospectus, purchase minimums may be waived or reduced in certain cases.

In the case of American Funds non-tax-exempt funds, the initial purchase minimum of $25 may be waived for the following account types:

· Payroll deduction retirement plan accounts (such as, but not limited to, 403(b), 401(k), SIMPLE IRA, SARSEP and deferred compensation plan accounts); and

· Employer-sponsored CollegeAmerica accounts.

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The following account types may be established without meeting the initial purchase minimum:

· Retirement accounts that are funded with employer contributions; and

· Accounts that are funded with monies set by court decree.

The following account types may be established without meeting the initial purchase minimum, but shareholders wishing to invest in two or more funds must meet the normal initial purchase minimum of each fund:

· Accounts that are funded with (a) transfers of assets, (b) rollovers from retirement plans, (c) rollovers from 529 college savings plans or (d) required minimum distribution automatic exchanges; and

· American Funds U.S. Government Money Market Fund accounts registered in the name of clients of Capital Group Private Client Services.

Certain accounts held on the fund’s books, known as omnibus accounts, contain multiple underlying accounts that are invested in shares of the fund. These underlying accounts are maintained by entities such as financial intermediaries and are subject to the applicable initial purchase minimums as described in the prospectus and this statement of additional information. However, in the case where the entity maintaining these accounts aggregates the accounts’ purchase orders for fund shares, such accounts are not required to meet the fund’s minimum amount for subsequent purchases.

Exchanges — With the exception of Class T shares, for which rights of exchange are not generally available, you may only exchange shares without a sales charge into other American Funds within the same share class; however, Class A, C, T or F-1 shares may also generally be exchanged without a sales charge for the corresponding 529 share class.

Notwithstanding the above, exchanges from Class A shares of American Funds U.S. Government Money Market Fund may be made to Class C shares of other American Funds for dollar cost averaging purposes. However, exchanges are not permitted from Class A shares of American Funds U.S. Government Money Market Fund to Class C shares of (1) American Funds Short-Term Tax-Exempt Bond Fund, (2) Intermediate Bond Fund of America, (3) Limited Term Tax-Exempt Bond Fund of America, (4) Short-Term Bond Fund of America or (5) American Funds Inflation Linked Bond Fund.

Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from American Funds U.S. Government Money Market Fund are subject to applicable sales charges, unless the American Funds U.S. Government Money Market Fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

Exchanges of Class F shares generally may only be made through fee-based programs of investment firms that have special agreements with the fund’s distributor and certain registered investment advisors.

You may exchange shares of other classes by contacting the Transfer Agent, by contacting your investment dealer or financial advisor, by using American FundsLine or capitalgroup.com, or by telephoning (800) 421-4225 toll-free, or faxing (see “American Funds Service Company service areas” in the prospectus for the appropriate fax numbers) the Transfer Agent. For more information, see “Shareholder account services and privileges” in this statement of additional information. These transactions have the same tax consequences as ordinary sales and purchases.

Shares held in employer-sponsored retirement plans may be exchanged into other American Funds by contacting your plan administrator or recordkeeper. Exchange redemptions and purchases are

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processed simultaneously at the share prices next determined after the exchange order is received (see “Price of shares” in this statement of additional information).

Conversion — Class C shares of the fund automatically convert to Class F-1 shares and Class 529-C shares of the fund automatically convert to Class 529-A shares, in each case in the month of the 10-year anniversary of the purchase date. The board of trustees of the fund reserves the right at any time, without shareholder approval, to amend the conversion features of the Class C and Class 529-C shares, including without limitation, providing for conversion into a different share class or for no conversion. In making its decision, the board of trustees will consider, among other things, the effect of any such amendment on shareholders.

Frequent trading of fund shares — As noted in the prospectus, certain redemptions may trigger a purchase block lasting 30 calendar days under the fund’s “purchase blocking policy.” Under this policy, systematic redemptions will not trigger a purchase block and systematic purchases will not be prevented if the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption or purchase. For purposes of this policy, systematic redemptions include, for example, regular periodic automatic redemptions and statement of intention escrow share redemptions. Systematic purchases include, for example, regular periodic automatic purchases and automatic reinvestments of dividends and capital gain distributions. Generally, purchases and redemptions will not be considered “systematic” unless the transaction is prescheduled for a specific date.

Other potentially abusive activity — In addition to implementing purchase blocks, American Funds Service Company will monitor for other types of activity that could potentially be harmful to the American Funds — for example, short-term trading activity in multiple funds. When identified, American Funds Service Company will request that the shareholder discontinue the activity. If the activity continues, American Funds Service Company will freeze the shareholder account to prevent all activity other than redemptions of fund shares.

Moving between share classes

If you wish to “move” your investment between share classes (within the same fund or between different funds), we generally will process your request as an exchange of the shares you currently hold for shares in the new class or fund. Below is more information about how sales charges are handled for various scenarios.

Exchanging Class C shares for Class A or Class T shares — If you exchange Class C shares for Class A or Class T shares, you are still responsible for paying any Class C contingent deferred sales charges and applicable Class A or Class T sales charges.

Exchanging Class C shares for Class F shares — If you are part of a qualified fee-based program or approved self-directed platform and you wish to exchange your Class C shares for Class F shares to be held in the program, you are still responsible for paying any applicable Class C contingent deferred sales charges.

Exchanging Class F shares for Class A shares — You can exchange Class F shares held in a qualified fee-based program for Class A shares without paying an initial Class A sales charge if you are leaving or have left the fee-based program. You can exchange Class F shares received in a conversion from Class C shares for Class A shares at any time without paying an initial Class A sales charge if you notify American Funds Service Company of the conversion when you make your request. If you have already redeemed your Class F shares, the foregoing requirements apply and you must purchase Class A shares within 90 days after redeeming your Class F shares to receive the Class A shares without paying an initial Class A sales charge.

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Exchanging Class A or Class T shares for Class F shares — If you are part of a qualified fee-based program or approved self-directed platform and you wish to exchange your Class A or Class T shares for Class F shares to be held in the program, any Class A or Class T sales charges (including contingent deferred sales charges) that you paid or are payable will not be credited back to your account.

Exchanging Class A shares for Class R shares — Provided it is eligible to invest in Class R shares, a retirement plan currently invested in Class A shares may exchange its shares for Class R shares. Any Class A sales charges that the retirement plan previously paid will not be credited back to the plan’s account. No contingent deferred sales charge will be assessed as part of the share class conversion.

Moving between Class F shares — If you are part of a qualified fee-based program that offers Class F shares, you may exchange your Class F shares for any other Class F shares to be held in the program. For example, if you hold Class F-2 shares, you may exchange your shares for Class F-1 or Class F-3 shares to be held in the program.

Moving between other share classes — If you desire to move your investment between share classes and the particular scenario is not described in this statement of additional information, please contact American Funds Service Company at (800) 421-4225 for more information.

Non-reportable transactions — Automatic conversions described in the prospectus will be non-reportable for tax purposes. In addition, an exchange of shares from one share class of a fund to another share class of the same fund will be treated as a non-reportable exchange for tax purposes, provided that the exchange request is received in writing by American Funds Service Company and processed as a single transaction. However, a movement between a 529 share class and a non-529 share class of the same fund will be reportable.

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Sales charges

Class A purchases

Purchases by certain 403(b) plans

A 403(b) plan may not invest in American Funds Class A or C shares unless such plan was invested in Class A or C shares before January 1, 2009.

Participant accounts of a 403(b) plan that invested in American Funds Class A or C shares and were treated as an individual-type plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an individual-type plan for sales charge purposes. Participant accounts of a 403(b) plan that invested in American Funds Class A or C shares and were treated as an employer-sponsored plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an employer-sponsored plan for sales charge purposes. Participant accounts of a 403(b) plan that was established on or after January 1, 2009, are treated as accounts of an employer-sponsored plan for sales charge purposes.

Purchases by SEP plans and SIMPLE IRA plans

Participant accounts in a Simplified Employee Pension (SEP) plan or a Savings Incentive Match Plan for Employees of Small Employers IRA (SIMPLE IRA) will be aggregated at the plan level for Class A sales charge purposes if an employer adopts a prototype plan produced by American Funds Distributors, Inc. or (a) the employer or plan sponsor submits all contributions for all participating employees in a single contribution transmittal or the contributions are identified as related to the same plan; (b) each transmittal is accompanied by checks or wire transfers and generally must be submitted through the transfer agent’s automated contribution system if held on the fund’s books; and (c) if the fund is expected to carry separate accounts in the name of each plan participant and (i) the employer or plan sponsor notifies the funds’ transfer agent or the intermediary holding the account that the separate accounts of all plan participants should be linked and (ii) all new participant accounts are established by submitting the appropriate documentation on behalf of each new participant. Participant accounts in a SEP or SIMPLE plan that are eligible to aggregate their assets at the plan level may not also aggregate the assets with their individual accounts.

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Other purchases

In addition, American Funds Class A and Class 529-A shares may be offered at net asset value to companies exchanging securities with the fund through a merger, acquisition or exchange offer and to certain individuals meeting the criteria described above who invested in Class A and Class 529-A shares before Class F-2 and Class 529-F-1 shares were made available under this privilege.

Transfers to CollegeAmerica — A transfer from the Virginia Prepaid Education ProgramSM or the Virginia Education Savings TrustSM to a CollegeAmerica account will be made with no sales charge. No commission will be paid to the dealer on such a transfer. Investment dealers will be compensated solely with an annual service fee that begins to accrue immediately.

Class F-2 and Class 529-F-1 purchases

If requested, American Funds Class F-2 and Class 529-F-1 shares will be sold to:

(1)	current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to the funds managed by Capital Research and Management Company, current or retired employees of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons; and
(2)	The Capital Group Companies, Inc. and its affiliated companies.

Once an account in Class F-2 or Class 529-F-1 is established under this privilege, additional investments can be made in Class F-2 or Class 529-F-1 for the life of the account. Depending on the financial intermediary holding your account, these privileges may be unavailable. Investors should consult their financial intermediary for further information.

Moving between accounts — American Funds investments by certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include:

· redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase fund shares in an IRA or other individual-type retirement account;

· required minimum distributions from an IRA or other individual-type retirement account used to purchase fund shares in a non-retirement account; and

· death distributions paid to a beneficiary’s account that are used by the beneficiary to purchase fund shares in a different account.

Investors may not move investments from a Capital Bank & Trust Company SIMPLE IRA Plus to a Capital Bank & Trust Company SIMPLE IRA unless it is part of a plan transfer or to a current employer’s Capital Bank & Trust Company SIMPLE IRA plan.

These privileges are generally available only if your account is held directly with the fund’s transfer agent or if the financial intermediary holding your account has the systems, policies and procedures to support providing the privileges on its systems. Investors should consult their financial intermediary for further information.

Loan repayments — Repayments on loans taken from a retirement plan are not subject to sales charges if American Funds Service Company is notified of the repayment.

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Dealer commissions and compensation — Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to initial sales charges. These purchases consist of a) purchases of $1 million or more, and b) purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the fund’s IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: 1.00% on amounts of less than $10 million, .50% on amounts of at least $10 million but less than $25 million and .25% on amounts of at least $25 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines. For example, if a shareholder has accumulated investments in excess of $10 million (but less than $25 million) and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of .50%.

A dealer concession of up to 1% may be paid by the fund under its Class A plan of distribution to reimburse the Principal Underwriter in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

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Sales charge reductions and waivers

Reducing your Class A sales charge — As described in the prospectus, there are various ways to reduce your sales charge when purchasing Class A shares. Additional information about Class A sales charge reductions is provided below.

Statement of intention — By establishing a statement of intention (the "Statement"), you enter into a nonbinding commitment to purchase shares of American Funds (excluding American Funds U.S. Government Money Market Fund) over a 13-month period and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once, unless the Statement is upgraded as described below.

The Statement period starts on the date on which your first purchase made toward satisfying the Statement is processed. Your accumulated holdings (as described in the paragraph below titled “Rights of accumulation”) eligible to be aggregated as of the day immediately before the start of the Statement period may be credited toward satisfying the Statement.

You may revise the commitment you have made in your Statement upward at any time during the Statement period. If your prior commitment has not been met by the time of the revision, the Statement period during which purchases must be made will remain unchanged. Purchases made from the date of the revision will receive the reduced sales charge, if any, resulting from the revised Statement. If your prior commitment has been met by the time of the revision, your original Statement will be considered met and a new Statement will be established.

The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder’s death.

When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement may be held in escrow in the shareholder’s account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Statement period the investments made during the statement period will be adjusted to reflect the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the Statement period will receive a corresponding commission adjustment if appropriate.

In addition, if you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to apply purchases under such contracts and policies to a Statement.

Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the prospectus with their first purchase.

Aggregation — Qualifying investments for aggregation include those made by you and your “immediate family” as defined in the prospectus, if all parties are purchasing shares for their own accounts and/or:

The Income Fund of America — Page 85

· individual-type employee benefit plans, such as an IRA, single-participant Keogh-type plan, or a participant account of a 403(b) plan that is treated as an individual-type plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales charges” in this statement of additional information);

· SEP plans and SIMPLE IRA plans established after November 15, 2004, by an employer adopting any plan document other than a prototype plan produced by American Funds Distributors, Inc.;

· business accounts solely controlled by you or your immediate family (for example, you own the entire business);

· trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct American Funds Service Company to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts);

· endowments or foundations established and controlled by you or your immediate family; or

· 529 accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

· for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

· made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

· for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

· for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations;

· for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales charges” in this statement of additional information), or made for participant accounts of two or more such plans, in each case of a single employer or affiliated employers as defined in the 1940 Act; or

· for a SEP or SIMPLE IRA plan established after November 15, 2004, by an employer adopting a prototype plan produced by American Funds Distributors, Inc.

Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

The Income Fund of America — Page 86

Joint accounts may be aggregated with other accounts belonging to the primary owner and/or his or her immediate family. The primary owner of a joint account is the individual responsible for taxes on the account.

Concurrent purchases — As described in the prospectus, you may reduce your Class A sales charge by combining purchases of all classes of shares in American Funds. Shares of American Funds U.S. Government Money Market Fund purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds U.S. Government Money Market Fund Class A shares are excluded. If you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to combine purchases made under such contracts and policies to reduce your Class A sales charge.

Rights of accumulation — Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of American Funds to determine your sales charge on investments in accounts eligible to be aggregated. Direct purchases of American Funds U.S. Government Money Market Fund Class A shares are excluded. Subject to your investment dealer’s or recordkeeper’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the “market value”) as of the day prior to your American Funds investment or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the “cost value”). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

The value of all of your holdings in accounts established in calendar year 2005 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2005. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals. You must contact your financial advisor or American Funds Service Company if you have additional information that is relevant to the calculation of the value of your holdings.

When determining your American Funds Class A sales charge, if your investment is not in an employer-sponsored retirement plan, you may also continue to take into account the market value (as of the day prior to your American Funds investment) of your individual holdings in various American Legacy variable annuity contracts and variable life insurance policies that were established on or before March 31, 2007. An employer-sponsored retirement plan may also continue to take into account the market value of its investments in American Legacy Retirement Investment Plans that were established on or before March 31, 2007.

You may not purchase Class C or 529-C shares if such combined holdings cause you to be eligible to purchase Class A or 529-A shares at the $1 million or more sales charge discount rate (i.e. at net asset value).

If you make a gift of American Funds Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds and applicable American Legacy accounts.

The Income Fund of America — Page 87

Reducing your Class T sales charge — As described in the prospectus, the initial sales charge you pay each time you buy Class T shares may differ depending upon the amount you invest and may be reduced for larger purchases. Additionally, Class T shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge. Sales charges on Class T shares are applied on a transaction-by-transaction basis, and, accordingly, Class T shares are not eligible for any other sales charge waivers or reductions, including through the aggregation of Class T shares concurrently purchased by other related accounts or in other American Funds. The sales charge applicable to Class T shares may not be reduced by establishing a statement of intention, and rights of accumulation are not available for Class T shares.

CDSC waivers for Class A and C shares — As noted in the prospectus, a contingent deferred sales charge (“CDSC”) will be waived for redemptions due to death or post-purchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant’s death and removes the decedent’s name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.

In addition, a CDSC will be waived for the following types of transactions, if they do not exceed 12% of the value of an “account” (defined below) annually (the “12% limit”):

· Required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70½ (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

· Redemptions through an automatic withdrawal plan (“AWP”) (see “Automatic withdrawals” under “Shareholder account services and privileges” in this statement of additional information). For each AWP payment, assets that are not subject to a CDSC, such as shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular AWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through an AWP will also count toward the 12% limit. In the case of an AWP, the 12% limit is calculated at the time an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made. Shareholders who establish an AWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

For purposes of this paragraph, “account” means your investment in the applicable class of shares of the particular fund from which you are making the redemption.

The CDSC on American Funds Class A shares may be waived in cases where the fund’s transfer agent determines the benefit to the fund of collecting the CDSC would be outweighed by the cost of applying it.

CDSC waivers are allowed only in the cases listed here and in the prospectus. For example, CDSC waivers will not be allowed on redemptions of Class 529-C shares due to termination of CollegeAmerica; a determination by the Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or elimination of the fund by Virginia529 as an option for additional investment within CollegeAmerica.

The Income Fund of America — Page 88

Selling shares

The methods for selling (redeeming) shares are described more fully in the prospectus. If you wish to sell your shares by contacting American Funds Service Company directly, any such request must be signed by the registered shareholders. To contact American Funds Service Company via overnight mail or courier service, see “Purchase and exchange of shares.”

A signature guarantee may be required for certain redemptions. In such an event, your signature may be guaranteed by a domestic stock exchange or the Financial Industry Regulatory Authority, bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.

Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. You must include with your written request any shares you wish to sell that are in certificate form.

If you sell Class A or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.

If you hold multiple American Funds and a CDSC applies to the shares you are redeeming, the CDSC will be calculated based on the applicable class of shares of the particular fund from which you are making the redemption.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier’s checks) for shares purchased have cleared (normally seven business days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), the fund typically expects to pay redemption proceeds one business day following receipt and acceptance of a redemption order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

You may request that redemption proceeds of $1,000 or more from American Funds U.S. Government Money Market Fund be wired to your bank by writing American Funds Service Company. A signature guarantee is required on all requests to wire funds.

The Income Fund of America — Page 89

Shareholder account services and privileges

The following services and privileges are generally available to all shareholders. However, certain services and privileges described in the prospectus and this statement of additional information may not be available for Class 529 shareholders or if your account is held with an investment dealer or through an employer-sponsored retirement plan.

Automatic investment plan — An automatic investment plan enables you to make monthly or quarterly investments in American Funds through automatic debits from your bank account. To set up a plan, you must fill out an account application and specify the amount that you would like to invest and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank’s capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by contacting the Transfer Agent.

Automatic reinvestment — Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer. Dividends and capital gain distributions paid to retirement plan shareholders or shareholders of the 529 share classes will be automatically reinvested.

If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option may be automatically converted to having all dividends and other distributions reinvested in additional shares.

Cross-reinvestment of dividends and distributions — For all share classes, except Class T shares and the 529 classes of shares, you may cross-reinvest dividends and capital gains (distributions) into other American Funds in the same share class at net asset value, subject to the following conditions:

(1) the aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund’s minimum initial investment requirement);

(2) if the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested; and

(3) if you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

Depending on the financial intermediary holding your account, your reinvestment privileges may be unavailable or differ from those described in this statement of additional information. Investors should consult their financial intermediary for further information.

The Income Fund of America — Page 90

Automatic exchanges — For all share classes other than Class T shares, you may automatically exchange shares of the same class in amounts of $50 or more among any American Funds on any day (or preceding business day if the day falls on a nonbusiness day) of each month you designate.

Automatic withdrawals — Depending on the type of account, for all share classes except R shares, you may automatically withdraw shares from any of the American Funds. You can make automatic withdrawals of $50 or more. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day. However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday. You should consult with your advisor or intermediary to determine if your account is eligible for automatic withdrawals.

Withdrawal payments are not to be considered as dividends, yield or income. Generally, automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder’s account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

Redemption proceeds from an automatic withdrawal plan are not eligible for reinvestment without a sales charge.

Account statements — Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals, will be confirmed at least quarterly.

American FundsLine and capitalgroup.com — You may check your share balance, the price of your shares or your most recent account transaction; redeem shares (up to $125,000 per American Funds shareholder each day) from nonretirement plan accounts; or exchange shares around the clock with American FundsLine or using capitalgroup.com. To use American FundsLine, call (800) 325-3590 from a TouchTone™ telephone. Redemptions and exchanges through American FundsLine and capitalgroup.com are subject to the conditions noted above and in “Telephone and Internet purchases, redemptions and exchanges” below. You will need your fund number (see the list of American Funds under the “General information — fund numbers” section in this statement of additional information), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

Generally, all shareholders are automatically eligible to use these services. However, if you are not currently authorized to do so, you may complete an American FundsLink Authorization Form. Once you establish this privilege, you, your financial advisor or any person with your account information may use these services.

Telephone and Internet purchases, redemptions and exchanges — By using the telephone (including American FundsLine) or the Internet (including capitalgroup.com), or fax purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) that may be incurred in connection with the exercise of these privileges. Generally, all shareholders are

The Income Fund of America — Page 91

automatically eligible to use these services. However, you may elect to opt out of these services by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions or a natural disaster, redemption and exchange requests may be made in writing only.

Checkwriting — You may establish check writing privileges for Class A shares (but not Class 529-A shares) of American Funds U.S. Government Money Market Fund upon meeting the fund’s initial purchase minimum of $1,000. This can be done by using an account application. If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your account application.

Redemption of shares — The fund’s declaration of trust permits the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the board of trustees of the fund may from time to time adopt.

While payment of redemptions normally will be in cash, the fund’s declaration of trust permits payment of the redemption price wholly or partly with portfolio securities or other fund assets under conditions and circumstances determined by the fund’s board of trustees. For example, redemptions could be made in this manner if the board determined that making payments wholly in cash over a particular period would be unfair and/or harmful to other fund shareholders.

Share certificates — Shares are credited to your account. The fund does not issue share certificates.

The Income Fund of America — Page 92

General information

Custodian of assets — Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund’s portfolio, are held by JP Morgan Chase Bank N.A., 270 Park Avenue, New York, NY 10017-2070, as custodian. If the fund holds securities of issuers outside the U.S., the custodian may hold these securities pursuant to subcustodial arrangements in banks outside the U.S. or branches of U.S. banks outside the U.S.

Transfer agent services — American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of shareholder accounts, processes purchases and redemptions of the fund’s shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 6455 Irvine Center Drive, Irvine, CA 92618. Transfer agent fees are paid according to a fee schedule, based principally on the number of accounts serviced, contained in a Shareholder Services Agreement between the fund and American Funds Service Company.

In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds Service Company. These services are rendered under agreements with American Funds Service Company or its affiliates and the third parties receive compensation according to such agreements. Compensation for transfer agency and shareholder services, whether paid to American Funds Service Company or such third parties, is ultimately paid from fund assets and is reflected in the expenses of the fund as disclosed in the prospectus.

During the 2019 fiscal year, transfer agent fees, gross of any payments made by American Funds Service Company to third parties, were:

Transfer agent fee
Class A	$48,145,000
Class C	2,997,000
Class T	—*
Class F-1	4,926,000
Class F-2	9,743,000
Class F-3	131,000
Class 529-A	972,000
Class 529-C	170,000
Class 529-E	17,000
Class 529-T	—*
Class 529-F-1	49,000
Class R-1	104,000
Class R-2	1,608,000
Class R-2E	66,000
Class R-3	1,472,000
Class R-4	1,058,000
Class R-5E	18,000
Class R-5	210,000
Class R-6	33,000

*Amount less than $1,000.

The Income Fund of America — Page 93

Independent registered public accounting firm — Deloitte & Touche LLP, 695 Town Center Drive, Costa Mesa, CA 92626, serves as the fund’s independent registered public accounting firm, providing audit services and review of certain documents to be filed with the SEC. Deloitte Tax LLP prepares tax returns for the fund. The financial statements included in this statement of additional information from the annual report have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The selection of the fund’s independent registered public accounting firm is reviewed and determined annually by the board of trustees.

Independent legal counsel — Morgan, Lewis & Bockius LLP, One Federal Street, Boston, MA 02110-1726, serves as independent legal counsel (“counsel”) for the fund and for independent trustees in their capacities as such. A determination with respect to the independence of the fund’s counsel will be made at least annually by the independent trustees of the fund, as prescribed by applicable 1940 Act rules.

Prospectuses, reports to shareholders and proxy statements — The fund’s fiscal year ends on July 31. Shareholders are provided updated summary prospectuses annually and at least semi-annually with reports showing the fund’s investment portfolio or summary investment portfolio, financial statements and other information. Shareholders may request a copy of the fund’s current prospectus at no cost by calling (800) 421-4225 or by sending an email request to prospectus@americanfunds.com. Shareholders may also access the fund’s current summary prospectus, prospectus, statement of additional information and shareholder reports at capitalgroup.com/prospectus. The fund’s annual financial statements are audited by the fund’s independent registered public accounting firm, Deloitte & Touche LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of summary prospectuses, shareholder reports and proxy statements. To receive additional copies of a summary prospectus, report or proxy statement, shareholders should contact the Transfer Agent.

Shareholders may also elect to receive updated summary prospectuses, annual reports and semi-annual reports electronically by signing up for electronic delivery on our website, capitalgroup.com. Upon electing the electronic delivery of updated summary prospectuses and other reports, a shareholder will no longer automatically receive such documents in paper form by mail. A shareholder who elects electronic delivery is able to cancel this service at any time and return to receiving updated summary prospectuses and other reports in paper form by mail.

Summary prospectuses, prospectuses, annual reports and semi-annual reports that are mailed to shareholders by the American Funds organization are printed with ink containing soy and/or vegetable oil on paper containing recycled fibers.

Codes of ethics — The fund and Capital Research and Management Company and its affiliated companies, including the fund’s Principal Underwriter, have adopted codes of ethics that allow for personal investments, including securities in which the fund may invest from time to time. These codes include a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; preclearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; disclosure of personal securities transactions; and policies regarding political contributions.

The Income Fund of America — Page 94

Determination of net asset value, redemption price and maximum offering price per share for Class A shares — July 31, 2019

Net asset value and redemption price per share (Net assets divided by shares outstanding)	$22.56
Maximum offering price per share (100/94.25 of net asset value per share, which takes into account the fund’s current maximum sales charge)	$23.94

Other information — The fund reserves the right to modify the privileges described in this statement of additional information at any time.

The fund’s financial statements, including the investment portfolio and the report of the fund’s independent registered public accounting firm contained in the annual report, are included in this statement of additional information.

The Income Fund of America — Page 95

Fund numbers — Here are the fund numbers for use with our automated telephone line, American FundsLine®, or when making share transactions:

	Fund numbers
Fund	Class A	Class C	Class T	Class F-1	Class F-2	Class F-3
Stock and stock/fixed income funds
AMCAP Fund®	002	302	43002	402	602	702
American Balanced Fund®	011	311	43011	411	611	711
American Funds Developing World Growth and Income FundSM	30100	33100	43100	34100	36100	37100
American Funds Global Balanced FundSM	037	337	43037	437	637	737
American Mutual Fund®	003	303	43003	403	603	703
Capital Income Builder®	012	312	43012	412	612	712
Capital World Growth and Income Fund®	033	333	43033	433	633	733
EuroPacific Growth Fund®	016	316	43016	416	616	716
Fundamental Investors®	010	310	43010	410	610	710
The Growth Fund of America®	005	305	43005	405	605	705
The Income Fund of America®	006	306	43006	406	606	706
International Growth and Income FundSM	034	334	43034	434	634	734
The Investment Company of America®	004	304	43004	404	604	704
The New Economy Fund®	014	314	43014	414	614	714
New Perspective Fund®	007	307	43007	407	607	707
New World Fund®	036	336	43036	436	636	736
SMALLCAP World Fund®	035	335	43035	435	635	735
Washington Mutual Investors FundSM	001	301	43001	401	601	701
Fixed income funds
American Funds Emerging Markets Bond Fund®	30114	33114	43114	34114	36114	37114
American Funds Corporate Bond Fund®	032	332	43032	432	632	732
American Funds Inflation Linked Bond Fund®	060	360	43060	460	660	760
American Funds Mortgage Fund®	042	342	43042	442	642	742
American Funds Short-Term Tax-Exempt Bond Fund®	039	N/A	43039	439	639	739
American Funds Strategic Bond FundSM	30112	33112	43112	34112	36112	37112
American Funds Tax-Exempt Fund of New York®	041	341	43041	441	641	741
American High-Income Municipal Bond Fund®	040	340	43040	440	640	740
American High-Income Trust®	021	321	43021	421	621	721
The Bond Fund of America®	008	308	43008	408	608	708
Capital World Bond Fund®	031	331	43031	431	631	731
Intermediate Bond Fund of America®	023	323	43023	423	623	723
Limited Term Tax-Exempt Bond Fund of America®	043	343	43043	443	643	743
Short-Term Bond Fund of America®	048	348	43048	448	648	748
The Tax-Exempt Bond Fund of America®	019	319	43019	419	619	719
The Tax-Exempt Fund of California®	020	320	43020	420	620	720
U.S. Government Securities Fund®	022	322	43022	422	622	722
Money market fund
American Funds U.S. Government Money Market FundSM	059	359	43059	459	659	759

The Income Fund of America — Page 96

	Fund numbers
Fund	Class 529-A	Class 529-C	Class 529-E	Class 529-T	Class 529-F-1	Class ABLE-A
Stock and stock/fixed income funds
AMCAP Fund	1002	1302	1502	46002	1402	N/A
American Balanced Fund	1011	1311	1511	46011	1411	N/A
American Funds Developing World Growth and Income Fund	10100	13100	15100	46100	14100	N/A
American Funds Global Balanced Fund	1037	1337	1537	46037	1437	N/A
American Mutual Fund	1003	1303	1503	46003	1403	N/A
Capital Income Builder	1012	1312	1512	46012	1412	N/A
Capital World Growth and Income Fund	1033	1333	1533	46033	1433	N/A
EuroPacific Growth Fund	1016	1316	1516	46016	1416	N/A
Fundamental Investors	1010	1310	1510	46010	1410	N/A
The Growth Fund of America	1005	1305	1505	46005	1405	N/A
The Income Fund of America	1006	1306	1506	46006	1406	N/A
International Growth and Income Fund	1034	1334	1534	46034	1434	N/A
The Investment Company of America	1004	1304	1504	46004	1404	N/A
The New Economy Fund	1014	1314	1514	46014	1414	N/A
New Perspective Fund	1007	1307	1507	46007	1407	N/A
New World Fund	1036	1336	1536	46036	1436	N/A
SMALLCAP World Fund	1035	1335	1535	46035	1435	N/A
Washington Mutual Investors Fund	1001	1301	1501	46001	1401	N/A
Fixed income funds
American Funds Emerging Markets Bond Fund	10114	13114	15114	46114	14114	N/A
American Funds Corporate Bond Fund	1032	1332	1532	46032	1432	N/A
American Funds Inflation Linked Bond Fund	1060	1360	1560	46060	1460	N/A
American Funds Mortgage Fund	1042	1342	1542	46042	1442	N/A
American Funds Strategic Bond Fund	10112	13112	15112	46112	14112	N/A
American High-Income Trust	1021	1321	1521	46021	1421	N/A
The Bond Fund of America	1008	1308	1508	46008	1408	N/A
Capital World Bond Fund	1031	1331	1531	46031	1431	N/A
Intermediate Bond Fund of America	1023	1323	1523	46023	1423	N/A
Short-Term Bond Fund of America	1048	1348	1548	46048	1448	N/A
U.S. Government Securities Fund	1022	1322	1522	46022	1422	N/A
Money market fund
American Funds U.S. Government Money Market Fund	1059	1359	1559	46059	1459	48059

The Income Fund of America — Page 97

	Fund numbers
Fund	Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5E	Class R-5	Class R-6
Stock and stock/fixed income funds
AMCAP Fund	2102	2202	4102	2302	2402	2702	2502	2602
American Balanced Fund	2111	2211	4111	2311	2411	2711	2511	2611
American Funds Developing World Growth and Income Fund	21100	22100	41100	23100	24100	27100	25100	26100
American Funds Global Balanced Fund	2137	2237	4137	2337	2437	2737	2537	2637
American Mutual Fund	2103	2203	4103	2303	2403	2703	2503	2603
Capital Income Builder	2112	2212	4112	2312	2412	2712	2512	2612
Capital World Growth and Income Fund	2133	2233	4133	2333	2433	2733	2533	2633
EuroPacific Growth Fund	2116	2216	4116	2316	2416	2716	2516	2616
Fundamental Investors	2110	2210	4110	2310	2410	2710	2510	2610
The Growth Fund of America	2105	2205	4105	2305	2405	2705	2505	2605
The Income Fund of America	2106	2206	4106	2306	2406	2706	2506	2606
International Growth and Income Fund	2134	2234	41034	2334	2434	27034	2534	2634
The Investment Company of America	2104	2204	4104	2304	2404	2704	2504	2604
The New Economy Fund	2114	2214	4114	2314	2414	2714	2514	2614
New Perspective Fund	2107	2207	4107	2307	2407	2707	2507	2607
New World Fund	2136	2236	4136	2336	2436	2736	2536	2636
SMALLCAP World Fund	2135	2235	4135	2335	2435	2735	2535	2635
Washington Mutual Investors Fund	2101	2201	4101	2301	2401	2701	2501	2601
Fixed income funds
American Funds Emerging Markets Bond Fund	21114	22114	41114	23114	24114	27114	25114	26114
American Funds Corporate Bond Fund	2132	2232	4132	2332	2432	2732	2532	2632
American Funds Inflation Linked Bond Fund	2160	2260	4160	2360	2460	2760	2560	2660
American Funds Mortgage Fund	2142	2242	4142	2342	2442	2742	2542	2642
American Funds Strategic Bond Fund	21112	22112	41112	23112	24112	27112	25112	26112
American High-Income Trust	2121	2221	4121	2321	2421	2721	2521	2621
The Bond Fund of America	2108	2208	4108	2308	2408	2708	2508	2608
Capital World Bond Fund	2131	2231	4131	2331	2431	2731	2531	2631
Intermediate Bond Fund of America	2123	2223	4123	2323	2423	2723	2523	2623
Short-Term Bond Fund of America	2148	2248	4148	2348	2448	2748	2548	2648
U.S. Government Securities Fund	2122	2222	4122	2322	2422	2722	2522	2622
Money market fund
American Funds U.S. Government Money Market Fund	2159	2259	4159	2359	2459	2759	2559	2659

The Income Fund of America — Page 98

	Fund numbers
Fund	Class A	Class C	Class T	Class F-1	Class F-2	Class F-3
American Funds Target Date Retirement Series®
American Funds 2060 Target Date Retirement Fund®	083	383	43083	483	683	783
American Funds 2055 Target Date Retirement Fund®	082	382	43082	482	682	782
American Funds 2050 Target Date Retirement Fund®	069	369	43069	469	669	769
American Funds 2045 Target Date Retirement Fund®	068	368	43068	468	668	768
American Funds 2040 Target Date Retirement Fund®	067	367	43067	467	667	767
American Funds 2035 Target Date Retirement Fund®	066	366	43066	466	36066	766
American Funds 2030 Target Date Retirement Fund®	065	365	43065	465	665	765
American Funds 2025 Target Date Retirement Fund®	064	364	43064	464	664	764
American Funds 2020 Target Date Retirement Fund®	063	363	43063	463	663	763
American Funds 2015 Target Date Retirement Fund®	062	362	43062	462	662	762
American Funds 2010 Target Date Retirement Fund®	061	361	43061	461	661	761

	Fund numbers
Fund	Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5E	Class R-5	Class R-6
American Funds Target Date Retirement Series®
American Funds 2060 Target Date Retirement Fund®	2183	2283	4183	2383	2483	2783	2583	2683
American Funds 2055 Target Date Retirement Fund®	2182	2282	4182	2382	2482	2782	2582	2682
American Funds 2050 Target Date Retirement Fund®	2169	2269	4169	2369	2469	2769	2569	2669
American Funds 2045 Target Date Retirement Fund®	2168	2268	4168	2368	2468	2768	2568	2668
American Funds 2040 Target Date Retirement Fund®	2167	2267	4167	2367	2467	2767	2567	2667
American Funds 2035 Target Date Retirement Fund®	2166	2266	4166	2366	2466	2766	2566	2666
American Funds 2030 Target Date Retirement Fund®	2165	2265	4165	2365	2465	2765	2565	2665
American Funds 2025 Target Date Retirement Fund®	2164	2264	4164	2364	2464	2764	2564	2664
American Funds 2020 Target Date Retirement Fund®	2163	2263	4163	2363	2463	2763	2563	2663
American Funds 2015 Target Date Retirement Fund®	2162	2262	4162	2362	2462	2762	2562	2662
American Funds 2010 Target Date Retirement Fund®	2161	2261	4161	2361	2461	2761	2561	2661

The Income Fund of America — Page 99

	Fund numbers
Fund	Class 529-A	Class 529-C	Class 529-E	Class 529-T	Class 529-F-1
American Funds College Target Date Series®
American Funds College 2036 FundSM	10125	13125	15125	46125	14125
American Funds College 2033 Fund®	10103	13103	15103	46103	14103
American Funds College 2030 Fund®	1094	1394	1594	46094	1494
American Funds College 2027 Fund®	1093	1393	1593	46093	1493
American Funds College 2024 Fund®	1092	1392	1592	46092	1492
American Funds College 2021 Fund®	1091	1391	1591	46091	1491
American Funds College Enrollment Fund®	1088	1388	1588	46088	1488

	Fund numbers
Fund	Class A	Class C	Class T	Class F-1	Class F-2	Class F-3
American Funds Portfolio SeriesSM
American Funds Global Growth PortfolioSM	055	355	43055	455	655	755
American Funds Growth PortfolioSM	053	353	43053	453	653	753
American Funds Growth and Income PortfolioSM	051	351	43051	451	651	751
American Funds Moderate Growth and Income PortfolioSM	050	350	43050	450	650	750
American Funds Conservative Growth and Income PortfolioSM	047	347	43047	447	647	747
American Funds Tax-Advantaged Growth and Income PortfolioSM	046	346	43046	446	646	746
American Funds Preservation PortfolioSM	045	345	43045	445	645	745
American Funds Tax-Exempt Preservation PortfolioSM	044	344	43044	444	644	744

	Fund numbers
Fund	Class 529-A	Class 529-C	Class 529-E	Class 529-T	Class 529-F-1	Class ABLE-A
American Funds Global Growth Portfolio	1055	1355	1555	46055	1455	48055
American Funds Growth Portfolio	1053	1353	1553	46053	1453	48053
American Funds Growth and Income Portfolio	1051	1351	1551	46051	1451	48051
American Funds Moderate Growth and Income Portfolio	1050	1350	1550	46050	1450	48050
American Funds Conservative Growth and Income Portfolio	1047	1347	1547	46047	1447	48047
American Funds Tax-Advantaged Growth and Income Portfolio	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Preservation Portfolio	1045	1345	1545	46045	1445	48045
American Funds Tax-Exempt Preservation Portfolio	N/A	N/A	N/A	N/A	N/A	N/A

	Fund numbers
Fund	Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5E	Class R-5	Class R-6
American Funds Global Growth Portfolio	2155	2255	4155	2355	2455	2755	2555	2655
American Funds Growth Portfolio	2153	2253	4153	2353	2453	2753	2553	2653
American Funds Growth and Income Portfolio	2151	2251	4151	2351	2451	2751	2551	2651
American Funds Moderate Growth and Income Portfolio	2150	2250	4150	2350	2450	2750	2550	2650
American Funds Conservative Growth and Income Portfolio	2147	2247	4147	2347	2447	2747	2547	2647
American Funds Tax-Advantaged Growth and Income Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Preservation Portfolio	2145	2245	4145	2345	2445	2745	2545	2645
American Funds Tax-Exempt Preservation Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

The Income Fund of America — Page 100

	Fund numbers
Fund	Class A	Class C	Class T	Class F-1	Class F-2	Class F-3
American Funds Retirement Income Portfolio SeriesSM
American Funds Retirement Income Portfolio – ConservativeSM	30109	33109	43109	34109	36109	37109
American Funds Retirement Income Portfolio – ModerateSM	30110	33110	43110	34110	36110	37110
American Funds Retirement Income Portfolio – EnhancedSM	30111	33111	43111	34111	36111	37111

	Fund numbers
Fund	Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5E	Class R-5	Class R-6
American Funds Retirement Income Portfolio – Conservative	21109	22109	41109	23109	24109	27109	25109	26109
American Funds Retirement Income Portfolio – Moderate	21110	22110	41110	23110	24110	27110	25110	26110
American Funds Retirement Income Portfolio – Enhanced	21111	22111	41111	23111	24111	27111	25111	26111

The Income Fund of America — Page 101

Appendix

The following descriptions of debt security ratings are based on information provided by Moody’s Investors Service, Standard & Poor’s Ratings Services and Fitch Ratings, Inc.

Description of bond ratings

Moody’s
Long-term rating scale

Aaa
Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa
Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba
Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B
Obligations rated B are considered speculative and are subject to high credit risk.

Caa
Obligations rated Caa are judged to be speculative and of poor standing and are subject to very high credit risk.

Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C
Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies and securities firms.

The Income Fund of America — Page 102

Standard & Poor’s
Long-term issue credit ratings

AAA
An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

The Income Fund of America — Page 103

C
An obligation rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D
An obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to D if it is subject to a distressed exchange offer.

Plus (+) or minus (–)

The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

The Income Fund of America — Page 104

Fitch Ratings, Inc.
Long-term credit ratings

AAA
Highest credit quality. AAA ratings denote the lowest expectation of default risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. AA ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. A ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. BBB ratings indicate that expectations of default risk are low. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity.

BB
Speculative. BB ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B
Highly speculative. B ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC
Substantial credit risk. Default is a real possibility.

CC
Very high levels of credit risk. Default of some kind appears probable.

C
Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a C category rating for an issuer include:

· The issuer has entered into a grace or cure period following nonpayment of a material financial obligation;

· The issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

· Fitch Ratings otherwise believes a condition of RD or D to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

The Income Fund of America — Page 105

RD
Restricted default. RD ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding up procedure, and which has not otherwise ceased operating. This would include:

· The selective payment default on a specific class or currency of debt;

· The uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

· The extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

· Execution of a distressed debt exchange on one or more material financial obligations.

D
Default. D ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, nonpayment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

Imminent default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA long-term rating category, or to categories below B.

The Income Fund of America — Page 106

Description of commercial paper ratings

Moody’s

Global short-term rating scale

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s

Commercial paper ratings (highest three ratings)

A-1

A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

The Income Fund of America — Page 107

The Income Fund of America®

Investment portfolio
July 31, 2019
Common stocks 65.10% Financials 10.45%	Shares	Value (000)
JPMorgan Chase & Co.	21,587,162	$2,504,112
CME Group Inc., Class A	9,740,400	1,893,729
The Blackstone Group Inc., Class A	18,955,171	909,469
B3 SA - Brasil, Bolsa, Balcao	63,238,000	699,100
SunTrust Banks, Inc.	8,888,999	592,007
KeyCorp	26,542,000	487,577
DBS Group Holdings Ltd.[1]	23,101,604	441,510
PNC Financial Services Group, Inc.	2,831,900	404,679
Wells Fargo & Co.	8,090,053	391,639
Citigroup Inc.	5,185,000	368,965
T. Rowe Price Group, Inc.	3,000,000	340,170
BB Seguridade Participações SA	38,850,000	330,337
Apollo Global Management, LLC, Class A	9,807,700	323,654
BlackRock, Inc.	556,600	260,311
Hang Seng Bank Ltd.[1]	9,943,000	235,714
BNP Paribas SA1	4,400,000	204,456
Sberbank of Russia PJSC (ADR)[1]	13,681,250	203,816
HSBC Holdings PLC (GBP denominated)[1]	20,679,777	164,698
Ares Management Corp., Class A	5,143,000	150,433
Toronto-Dominion Bank (CAD denominated)	2,471,000	144,444
Banco Santander, SA1	33,000,000	140,473
National Australia Bank Ltd.[1]	5,811,000	112,972
KBC Groep NV1	1,170,000	75,142
AXA SA1	2,635,000	66,598
The Bank of N.T. Butterfield & Son Ltd.	580,000	18,229
First Hawaiian, Inc.	585,000	15,655
Macquarie Group Ltd.[1]	82,000	7,165
AURELIUS Equity Opportunities SE & Co. KGaA, non-registered shares[1]	112,000	4,504
Sabre Insurance Group PLC[1]	1,000,000	3,212
		11,494,770
Health care 7.98%
Merck & Co., Inc.	29,699,493	2,464,761
AstraZeneca PLC[1]	20,106,200	1,725,764
Pfizer Inc.	41,981,181	1,630,549
GlaxoSmithKline PLC[1]	62,138,000	1,285,856
Novartis AG1	5,802,000	532,038
Gilead Sciences, Inc.	8,088,000	529,926
Bristol-Myers Squibb Co.	6,000,000	266,460
Takeda Pharmaceutical Co. Ltd.[1]	5,803,000	200,779
Sanofi[1]	1,496,000	124,824
Advanz Pharma Corp.[2,3]	961,943	13,105
Advanz Pharma Corp.[2]	223,343	3,042
Rotech Healthcare Inc.[1,2,3,4,5]	543,172	5,432
		8,782,536
The Income Fund of America — Page 1 of 41

Common stocks (continued) Information technology 7.60%	Shares	Value (000)
Microsoft Corp.	19,257,054	$2,624,159
Broadcom Inc.	5,092,112	1,476,662
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	139,385,500	1,152,366
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	1,855,000	79,078
Intel Corp.	20,499,200	1,036,235
QUALCOMM Inc.	10,713,000	783,763
Texas Instruments Inc.	5,150,000	643,801
Paychex, Inc.	2,370,000	196,828
Cisco Systems, Inc.	2,163,000	119,830
Tokyo Electron Ltd.[1]	647,500	109,930
Vanguard International Semiconductor Corp.[1]	50,830,886	102,496
Atea ASA[1]	2,916,201	37,124
Corporate Risk Holdings I, Inc.[1,2,5]	2,205,215	259
		8,362,531
Consumer staples 6.47%
Altria Group, Inc.	25,327,000	1,192,142
Procter & Gamble Co.	8,000,000	944,320
Philip Morris International Inc.	10,272,200	858,859
Unilever PLC[1]	11,630,000	700,456
Unilever PLC (ADR)	1,300,000	78,156
Coca-Cola Co.	13,783,000	725,399
British American Tobacco PLC[1]	19,595,000	699,214
Kellogg Co.	8,900,000	518,158
Nestlé SA1	4,237,617	449,685
Anheuser-Busch InBev SA/NV1	3,776,729	381,989
General Mills, Inc.	5,250,000	278,827
Walgreens Boots Alliance, Inc.	2,195,000	119,606
Costco Wholesale Corp.	268,000	73,869
Conagra Brands, Inc.	2,548,000	73,561
Keurig Dr Pepper Inc.	1,000,000	28,140
		7,122,381
Industrials 6.26%
Lockheed Martin Corp.	4,492,000	1,626,868
United Parcel Service, Inc., Class B	8,617,126	1,029,488
Emerson Electric Co.	9,000,000	583,920
BAE Systems PLC[1]	86,543,776	575,361
Edenred SA1	9,592,234	481,004
Hubbell Inc.[4]	3,430,000	445,488
Boeing Co.	1,210,000	412,828
Illinois Tool Works Inc.	2,030,000	313,087
Norfolk Southern Corp.	1,600,000	305,792
KONE OYJ, Class B1	4,195,000	239,108
International Consolidated Airlines Group, SA (CDI)[1]	39,520,000	203,554
ACS, Actividades de Construcción y Servicios, SA1	3,887,371	156,902
Sandvik AB1	7,408,000	114,004
PACCAR Inc.	1,535,000	107,665
Meggitt PLC[1]	12,916,300	93,400
Watsco, Inc.	565,000	91,880
VINCI SA1	885,604	90,763
Coor Service Management Holding AB1	1,150,000	9,668
The Income Fund of America — Page 2 of 41

Common stocks (continued) Industrials (continued)	Shares	Value (000)
Fjord1 ASA[1]	1,114,253	$4,883
Cornerstone Building Brands Inc.[2,3]	7,713	45
		6,885,708
Real estate 5.75%
Crown Castle International Corp. REIT	9,442,000	1,258,241
Digital Realty Trust, Inc. REIT	9,999,000	1,143,486
Simon Property Group, Inc. REIT	4,745,750	769,761
Iron Mountain Inc. REIT[4]	16,245,000	477,765
Gaming and Leisure Properties, Inc. REIT[4]	12,537,400	472,785
Public Storage REIT	1,944,500	472,047
Prologis, Inc. REIT	5,105,000	411,514
Brookfield Property Partners LP	11,890,000	229,715
Link REIT[1]	19,651,812	229,164
American Tower Corp. REIT	1,007,173	213,138
Camden Property Trust REIT	1,855,785	192,463
Lamar Advertising Co. REIT, Class A	2,353,322	190,431
Vornado Realty Trust REIT, Shares of Beneficial Interest	1,795,000	115,454
Weyerhaeuser Co. REIT[2]	3,520,537	89,457
Redwood Trust, Inc. REIT	3,321,159	56,194
		6,321,615
Consumer discretionary 5.47%
General Motors Co.	34,938,712	1,409,428
Target Corp.	11,700,000	1,010,880
Home Depot, Inc.	3,761,500	803,795
Carnival Corp., units	13,526,000	638,833
Las Vegas Sands Corp.	10,459,650	632,181
Sands China Ltd.[1]	82,673,800	399,592
McDonald’s Corp.	1,570,000	330,830
Darden Restaurants, Inc.	2,200,000	267,432
Industria de Diseño Textil, SA1	4,728,330	141,016
Nokian Renkaat Oyj[1]	3,869,237	110,911
Domino’s Pizza Group PLC[1,4]	30,671,123	91,583
Kontoor Brands, Inc.	1,580,000	46,341
Kindred Group PLC (SDR)[1]	6,940,535	42,862
Dustin Group AB1	4,201,291	36,148
Kingfisher PLC[1]	11,023,605	29,657
Best Buy Co., Inc.	184,353	14,109
Nien Made Enterprise Co., Ltd.[1]	1,450,000	11,159
		6,016,757
Energy 4.33%
Occidental Petroleum Corp.	16,526,000	848,775
Chevron Corp.	6,674,500	821,698
Royal Dutch Shell PLC, Class B1	10,734,147	338,792
Royal Dutch Shell PLC, Class B (ADR)	5,080,000	322,428
Royal Dutch Shell PLC, Class A (ADR)	1,215	76
BP PLC[1]	87,255,000	575,431
Enbridge Inc.	12,535,090	418,547
Enbridge Inc. (CAD denominated)	15,000	501
Helmerich & Payne, Inc.	5,360,000	266,285
Williams Companies, Inc.	9,585,000	236,174
CNOOC Ltd.[1]	123,266,000	202,722
Keyera Corp.	5,190,000	132,050
The Income Fund of America — Page 3 of 41

Common stocks (continued) Energy (continued)	Shares	Value (000)
ConocoPhillips	1,990,000	$117,569
Baker Hughes, a GE Co., Class A	4,500,000	114,255
Exxon Mobil Corp.	1,531,000	113,845
Coal India Ltd.[1]	38,000,000	112,582
Rattler Midstream LP2	2,166,666	40,170
Rosneft Oil Co. PJSC (GDR)[1]	5,303,000	34,983
Inter Pipeline Ltd.	1,907,000	32,092
Ascent Resources - Utica, LLC, Class A1,2,3,4,5	110,214,618	24,247
Tribune Resources, Inc.[1,2]	3,935,815	10,036
Jones Energy II, Inc., Class A1,2	93,524	1,076
White Star Petroleum Corp., Class A1,2,3,4,5	6,511,401	65
		4,764,399
Materials 4.17%
LyondellBasell Industries NV	7,710,000	645,250
BHP Group PLC[1]	25,000,000	596,963
WestRock Co.[4]	16,074,832	579,498
Air Products and Chemicals, Inc.	1,754,971	400,607
Rio Tinto PLC[1]	6,902,000	391,903
Dow Inc.	7,400,463	358,478
BASF SE1	4,200,000	280,637
Boral Ltd.[1,4]	76,201,575	268,173
CF Industries Holdings, Inc.	5,150,000	255,234
Akzo Nobel NV1	2,508,444	236,622
DuPont de Nemours Inc.	3,004,629	216,814
Fortescue Metals Group Ltd.[1]	32,000,000	179,602
Packaging Corp. of America	915,242	92,412
Vale SA, ordinary nominative	5,418,360	70,719
Ardagh Group SA, Class A	450,000	7,484
Hexion Inc.[2]	320,375	4,565
		4,584,961
Utilities 4.15%
DTE Energy Co.	8,284,000	1,052,979
Public Service Enterprise Group Inc.	15,821,000	904,170
AES Corp.[4]	43,141,951	724,353
Enel SpA[1]	85,692,600	587,265
Brookfield Infrastructure Partners LP	10,680,000	472,823
Duke Energy Corp.	3,999,999	346,880
NTPC Ltd.[1]	132,306,417	243,283
Guangdong Investment Ltd.[1]	71,500,000	150,478
ContourGlobal PLC[1]	32,857,500	69,635
Dominion Energy, Inc.	90,000	6,686
Vistra Energy Corp.	104,735	2,248
		4,560,800
Communication services 2.47%
Verizon Communications Inc.	27,106,965	1,498,202
SK Telecom Co., Ltd.[1]	1,505,000	314,753
Advanced Info Service PCL, foreign registered[1]	33,110,000	228,890
Interpublic Group of Companies, Inc.	8,993,000	206,119
Shaw Communications Inc., Class B, nonvoting shares	8,578,875	168,158
WPP PLC[1]	12,500,000	147,165
HKBN Ltd.[1]	49,072,000	88,561
TalkTalk Telecom Group PLC[1]	45,499,473	58,293
The Income Fund of America — Page 4 of 41

Common stocks (continued) Communication services (continued)	Shares	Value (000)
Cumulus Media Inc., Class A2	217,442	$3,285
iHeartMedia, Inc., Class A2	64,955	972
Clear Channel Outdoor Holdings, Inc.[2]	152,827	463
Adelphia Recovery Trust, Series ACC-1[1,2,5]	9,913,675	2
		2,714,863
Total common stocks (cost: $53,948,158,000)		71,611,321
Preferred securities 0.26% Financials 0.20%
Citigroup Inc. 9.121% preferred shares	2,368,637	64,427
Citigroup Inc., Series K, noncumulative, preferred depositary shares	2,145,767	61,154
PNC Financial Services Group, Inc., Series P, noncumulative, preferred depositary shares	2,000,000	53,840
Goldman Sachs Group, Inc., Series J, 5.50% preferred depositary shares	1,200,000	31,284
Wells Fargo & Co., Series Q, Class A, 5.85% noncumulative, preferred depositary shares	555,913	14,554
		225,259
Information technology 0.06%
Samsung Electronics Co., Ltd., nonvoting preferred shares[1]	2,015,000	62,775
Consumer discretionary 0.00%
Neiman Marcus Group, Inc. preferred shares[2]	1,683,792	1,608
Total preferred securities (cost: $283,705,000)		289,642
Rights & warrants 0.00% Energy 0.00%
Tribune Resources, Inc., Class A, warrants, expire 2023[1,2,5]	1,778,694	256
Tribune Resources, Inc., Class B, warrants, expire 2023[1,2,5]	1,383,428	140
Tribune Resources, Inc., Class C, warrants, expire 2023[1,2,5]	948,600	72
Ultra Petroleum Corp., warrants, expire 2025[2]	499,240	17
		485
Industrials 0.00%
Associated Materials, LLC, warrants, expire 2023[1,2,5]	328,867	—[6]
Total rights & warrants (cost: $388,000)		485
Convertible stocks 0.36% Health care 0.16%
Danaher Corp., Series A, 4.75% cumulative convertible preferred 2022	150,000	170,235
Utilities 0.10%
DTE Energy Co., units, 6.50% convertible preferred 2019	1,055,000	58,869
Dominion Energy, Inc., Series A units, 6.75% convertible preferred 2019	1,044,568	52,437
		111,306
Real estate 0.05%
Crown Castle International Corp. REIT, Series A, 6.875% convertible preferred 2020	44,500	53,656
The Income Fund of America — Page 5 of 41

Convertible stocks (continued) Consumer staples 0.03%	Shares	Value (000)
Bunge Ltd. 4.875% convertible preferred	322,700	$33,400
Industrials 0.02%
Associated Materials, LLC, 14.00% convertible preferred 2020[1,5]	23,150	23,073
Total convertible stocks (cost: $356,062,000)		391,670
Convertible bonds 0.01% Communication services 0.01%	Principal amount (000)
DISH DBS Corp., convertible notes, 3.375% 2026	$ 4,900	4,503
Gogo Inc., convertible notes, 6.00% 2022[7]	5,475	5,287
Total convertible bonds (cost: $10,827,000)		9,790
Bonds, notes & other debt instruments 26.31% Corporate bonds & notes 11.15% Financials 1.77%
ACE INA Holdings Inc. 2.30% 2020	4,485	4,486
ACE INA Holdings Inc. 2.875% 2022	1,955	1,990
ACE INA Holdings Inc. 3.35% 2026	1,440	1,516
ACE INA Holdings Inc. 4.35% 2045	510	604
AG Merger Sub II, Inc. 10.75% 2027[7]	12,065	11,599
Alliant Holdings Intermediate LLC 8.25% 2023[7]	5,150	5,292
Allstate Corp. 3.85% 2049	3,000	3,188
Ally Financial Inc. 4.25% 2021	21,955	22,384
Ally Financial Inc. 3.875% 2024	17,775	18,353
Ally Financial Inc. 5.125% 2024	54,430	59,737
Ally Financial Inc. 8.00% 2031	9,444	12,513
Ally Financial Inc. 8.00% 2031	9,000	12,074
American International Group, Inc. 3.90% 2026	2,550	2,695
American International Group, Inc. 4.80% 2045	2,100	2,351
AssuredPartners, Inc. 8.00% 2027[7]	5,350	5,484
AXA Equitable Holdings, Inc. 4.35% 2028	5,000	5,262
AXA Equitable Holdings, Inc. 5.00% 2048	4,400	4,659
Bank of America Corp. 5.00% 2021	3,500	3,658
Bank of America Corp. 2.738% 2022 (3-month USD-LIBOR + 0.37% on 1/23/2021)[8]	5,925	5,945
Bank of America Corp. 2.816% 2023 (3-month USD-LIBOR + 0.93% on 7/21/2022)[8]	11,375	11,475
Bank of America Corp. 2.881% 2023 (3-month USD-LIBOR + 1.021% on 4/24/2022)[8]	4,500	4,541
Bank of America Corp. 3.124% 2023 (3-month USD-LIBOR + 1.16% on 1/20/2022)[8]	5,325	5,404
Bank of America Corp. 3.55% 2024 (3-month USD-LIBOR + 0.78% on 3/5/2023)[8]	10,000	10,330
Bank of America Corp. 3.864% 2024 (3-month USD-LIBOR + 0.94% on 7/23/2023)[8]	13,475	14,133
Bank of America Corp. 3.458% 2025 (3-month USD-LIBOR + 0.97% on 3/15/2024)[8]	600	621
Bank of America Corp. 3.559% 2027 (3-month USD-LIBOR + 1.06% on 4/23/2026)[8]	7,000	7,302
Bank of America Corp. 3.419% 2028 (3-month USD-LIBOR + 1.04% on 12/20/2027)[8]	2,939	3,026
Bank of America Corp. 3.593% 2028 (3-month USD-LIBOR + 1.37% on 7/21/2027)[8]	11,000	11,485
Bank of America Corp. 3.194% 2030 (3-month USD-LIBOR + 1.18% on 7/23/2029)[8]	35,276	35,610
Bank of America Corp. 4.33% 2050 (3-month USD-LIBOR + 1.52% on 3/15/2049)[8]	3,000	3,411
Bank of Montreal 4.338% 2028[8]	8,913	9,382
BB&T Corp. 2.45% 2020	19,000	19,007
Berkshire Hathaway Finance Corp. 4.20% 2048	12,520	14,106
Berkshire Hathaway Finance Corp. 4.25% 2049	3,500	3,962
Berkshire Hathaway Inc. 3.125% 2026	3,700	3,829
The Income Fund of America — Page 6 of 41

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
Berkshire Hathaway Inc. 4.50% 2043	$1,800	$2,120
BNP Paribas 3.50% 2023[7]	19,775	20,302
BNP Paribas 3.375% 2025[7]	22,125	22,525
Capital One Financial Corp. 3.45% 2021	23,000	23,349
Capital One Financial Corp. 3.90% 2024	5,400	5,694
Capital One Financial Corp. 4.25% 2025	15,500	16,629
CIT Group Inc. 4.125% 2021	4,375	4,463
Citigroup Inc. 2.90% 2021	18,950	19,175
Citigroup Inc. 2.876% 2023 (3-month USD-LIBOR + 0.95% on 7/24/2022)[8]	16,275	16,409
Citigroup Inc. 3.20% 2026	8,000	8,178
Citigroup Inc. 3.98% 2030 (3-month USD-LIBOR + 1.023% on 3/20/2029)[8]	9,286	9,923
Citigroup Inc. 4.65% 2048	5,860	6,909
Citigroup Inc., Series A, junior subordinated, 5.95% (3-month USD-LIBOR + 4.068% on 1/30/2023)[8]	13,295	13,983
CME Group Inc. 3.75% 2028	6,875	7,545
CME Group Inc. 4.15% 2048	14,470	16,577
CNA Financial Corp. 3.95% 2024	5,000	5,271
Compass Diversified Holdings 8.00% 2026[7]	19,313	20,279
Crédit Agricole SA 3.75% 2023[7]	12,500	12,951
Credit Suisse Group AG 2.75% 2020	18,000	18,037
Credit Suisse Group AG 3.45% 2021	4,150	4,211
Credit Suisse Group AG 2.997% 2023 (3-month USD-LIBOR + 1.20% on 12/14/2022)[7,8]	4,750	4,765
Credit Suisse Group AG 3.80% 2023	14,925	15,487
Credit Suisse Group AG 3.869% 2029 (3-month USD-LIBOR + 1.41% on 1/12/2028)[7,8]	9,905	10,266
Danske Bank AS 2.00% 2021[7]	4,130	4,068
Danske Bank AS 2.70% 2022[7]	6,615	6,617
Danske Bank AS 3.875% 2023[7]	9,604	9,871
Deutsche Bank AG 2.70% 2020	20,000	19,908
Deutsche Bank AG 3.15% 2021	7,482	7,446
Deutsche Bank AG 3.375% 2021	1,825	1,818
Deutsche Bank AG 4.25% 2021	29,900	30,246
Deutsche Bank AG 4.25% 2021	725	733
Deutsche Bank AG 5.00% 2022	2,125	2,201
Deutsche Bank AG 3.95% 2023	9,700	9,794
Deutsche Bank AG 3.70% 2024	7,600	7,502
Discover Financial Services 3.35% 2023	3,675	3,771
Fairstone Financial Inc. 7.875% 2024[7]	2,356	2,434
Ford Motor Credit Co. 5.085% 2021	1,565	1,612
Ford Motor Credit Co. 3.81% 2024	2,502	2,504
Ford Motor Credit Co. 5.584% 2024	7,000	7,486
FS Energy and Power Fund 7.50% 2023[7]	17,225	17,613
Goldman Sachs Group, Inc. 5.25% 2021	2,475	2,607
Goldman Sachs Group, Inc. 5.75% 2022	23,400	25,214
Goldman Sachs Group, Inc. 2.905% 2023 (3-month USD-LIBOR + 0.99% on 7/24/2022)[8]	10,904	10,994
Goldman Sachs Group, Inc. 3.691% 2028 (3-month USD-LIBOR + 1.51% on 6/5/2027)[8]	8,000	8,321
Groupe BPCE SA 2.75% 2023[7]	5,175	5,229
Groupe BPCE SA 5.70% 2023[7]	21,170	23,225
Groupe BPCE SA 5.15% 2024[7]	12,085	13,102
Guardian Life Global Funding 2.90% 2024[7]	1,420	1,453
HSBC Holdings PLC 4.25% 2024	9,000	9,443
HSBC Holdings PLC 4.583% 2029 (3-month USD-LIBOR + 1.535% on 6/19/2028)[8]	5,750	6,269
HSBC Holdings PLC 3.973% 2030 (3-month USD-LIBOR + 1.61% on 5/22/2029)[8]	7,425	7,761
HUB International Ltd. 7.00% 2026[7]	13,916	14,186
Icahn Enterprises Finance Corp. 6.25% 2022	22,275	22,946
Intesa Sanpaolo SpA 6.50% 2021[7]	3,600	3,776
The Income Fund of America — Page 7 of 41

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
Intesa Sanpaolo SpA 3.125% 2022[7]	$11,300	$11,294
Intesa Sanpaolo SpA 3.375% 2023[7]	6,950	6,971
Intesa Sanpaolo SpA 5.017% 2024[7]	92,095	93,693
Intesa Sanpaolo SpA 5.71% 2026[7]	24,773	25,541
Intesa Sanpaolo SpA 3.875% 2027[7]	9,052	8,776
Intesa Sanpaolo SpA 3.875% 2028[7]	3,400	3,298
Jefferies Financial Group Inc. 5.50% 2023	7,405	8,017
JPMorgan Chase & Co. 2.25% 2020	1,270	1,269
JPMorgan Chase & Co. 3.207% 2023 (3-month USD-LIBOR + 0.695% on 4/1/2022)[8]	350	356
JPMorgan Chase & Co. 3.559% 2024 (3-month USD-LIBOR + 0.73% on 4/23/2023)[8]	9,775	10,138
JPMorgan Chase & Co. 3.625% 2024	900	947
JPMorgan Chase & Co. 3.797% 2024 (3-month USD-LIBOR + 0.89% on 7/23/2023)[8]	6,514	6,828
JPMorgan Chase & Co. 3.96% 2027 (3-month USD-LIBOR + 1.245% on 1/29/2026)[8]	6,500	6,947
JPMorgan Chase & Co. 3.54% 2028 (3-month USD-LIBOR + 1.38% on 5/1/2027)[8]	7,000	7,321
JPMorgan Chase & Co. 3.702% 2030 (3-month USD-LIBOR + 1.16% on 5/6/2029)[8]	12,301	13,033
JPMorgan Chase & Co. 3.897% 2049 (3-month USD-LIBOR + 1.22% on 1/23/2048)[8]	3,000	3,190
JPMorgan Chase & Co., Series Z, junior subordinated, 5.30% (3-month USD-LIBOR + 3.80% on 5/1/2020)[8]	36,425	36,797
JPMorgan Chase & Co., Series I, junior subordinated, 5.736%[8]	53,628	53,978
JPMorgan Chase & Co., Series S, junior subordinated, 6.75% (3-month USD-LIBOR + 3.78% on 2/1/2024)[8]	25,901	28,748
Liberty Mutual Group Inc. 4.25% 2023[7]	971	1,025
Liberty Mutual Group Inc. 4.569% 2029[7]	3,429	3,786
Lloyds Banking Group PLC 4.05% 2023	6,000	6,265
Lloyds Banking Group PLC 4.582% 2025	7,000	7,285
Lloyds Banking Group PLC 4.375% 2028	3,950	4,186
Marsh & McLennan Companies, Inc. 4.375% 2029	2,410	2,686
Marsh & McLennan Companies, Inc. 4.75% 2039	1,250	1,470
Marsh & McLennan Companies, Inc. 4.90% 2049	200	241
MetLife, Inc. 4.60% 2046	1,475	1,734
Metropolitan Life Global Funding I 2.00% 2020[7]	1,655	1,652
Metropolitan Life Global Funding I 2.50% 2020[7]	4,000	4,010
Metropolitan Life Global Funding I 3.60% 2024[7]	1,000	1,052
Metropolitan Life Global Funding I 3.45% 2026[7]	2,330	2,450
Metropolitan Life Global Funding I 3.00% 2027[7]	1,500	1,528
Metropolitan Life Global Funding I 3.05% 2029[7]	2,000	2,051
Mitsubishi UFJ Financial Group, Inc. 2.19% 2021	5,225	5,192
Mitsubishi UFJ Financial Group, Inc. 2.623% 2022	7,000	7,017
Mitsubishi UFJ Financial Group, Inc. 2.665% 2022	4,975	4,991
Mitsubishi UFJ Financial Group, Inc. 2.998% 2022	3,275	3,317
Mizuho Financial Group, Ltd. 3.549% 2023	4,975	5,140
Morgan Stanley 2.625% 2021	3,225	3,245
Morgan Stanley 5.75% 2021	5,250	5,503
Morgan Stanley 2.75% 2022	500	504
Morgan Stanley 3.125% 2023	3,950	4,028
Morgan Stanley 3.70% 2024	643	675
Morgan Stanley 2.72% 2025 (1-month USD-SOFR + 1.152% on 7/22/2024)[8]	21,050	21,097
Morgan Stanley 4.431% 2030 (3-month USD-LIBOR + 1.628% on 1/23/2029)[8]	15,625	17,288
National Rural Utilities Cooperative Finance Corp. 3.70% 2029	3,520	3,837
Nationwide Building Society 4.363% 2024 (3-month USD-LIBOR + 1.392% on 8/1/2023)[7,8]	4,925	5,120
Nationwide Building Society 4.125% 2032 (5-year USD ICE Swap + 1.849% on 10/18/2027)[7,8]	5,000	4,834
Nationwide Mutual Insurance Co. (3-month USD-LIBOR + 2.29%) 4.70% 2024[7,9]	8,150	8,150
Navient Corp. 6.50% 2022	10,790	11,515
Navient Corp. 5.50% 2023	38,680	40,167
The Income Fund of America — Page 8 of 41

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
Navient Corp. 7.25% 2023	$2,700	$2,957
Navient Corp. 6.125% 2024	25,100	26,515
New York Life Global Funding 1.95% 2020[7]	1,820	1,817
New York Life Global Funding 1.70% 2021[7]	6,500	6,425
New York Life Global Funding 2.30% 2022[7]	2,000	2,002
New York Life Global Funding 3.00% 2028[7]	1,000	1,024
Nuveen, LLC 4.00% 2028[7]	1,815	1,997
PNC Financial Services Group, Inc. 2.854% 2022[8]	8,395	8,512
PNC Financial Services Group, Inc. 3.90% 2024	3,000	3,171
PNC Financial Services Group, Inc., Series O, junior subordinated, 6.75% (3-month USD-LIBOR + 3.678% on 8/1/2021)[8]	10,250	10,949
PRICOA Global Funding I 2.45% 2022[7]	695	696
PRICOA Global Funding I 3.45% 2023[7]	2,325	2,417
Principal Financial Group, Inc. 4.111% 2028[7]	3,500	3,696
Principal Financial Group, Inc. 3.70% 2029	1,215	1,282
Prudential Financial, Inc. 3.50% 2024	9,000	9,513
Prudential Financial, Inc. 3.905% 2047	2,975	3,146
Prudential Financial, Inc. 4.35% 2050	9,250	10,534
Prudential Financial, Inc., junior subordinated, 5.625% 2043 (3-month USD-LIBOR + 3.92% on 6/15/2023)[8]	1,850	1,983
Prudential Financial, Inc., junior subordinated, 5.70% 2048 (3-month USD-LIBOR + 2.665% on 9/15/2028)[8]	4,000	4,349
Rabobank Nederland 2.75% 2022	2,825	2,853
Rabobank Nederland 4.625% 2023	8,000	8,571
Rabobank Nederland 4.375% 2025	9,000	9,562
Royal Bank of Scotland PLC 4.269% 2025 (3-month USD-LIBOR + 1.762% on 3/22/2024)[8]	4,000	4,101
Royal Bank of Scotland PLC 4.445% 2030 (3-month USD-LIBOR + 1.871% on 5/5/2029)[8]	14,000	14,446
Santander Holdings USA, Inc. 4.45% 2021	8,500	8,814
Santander Holdings USA, Inc. 3.70% 2022	10,500	10,737
Santander Holdings USA, Inc. 3.40% 2023	12,500	12,705
Santander Holdings USA, Inc. 3.50% 2024	11,250	11,418
Skandinaviska Enskilda Banken AB 2.625% 2021	4,975	4,987
Springleaf Finance Corp. 6.125% 2024	22,325	24,244
Starwood Property Trust, Inc. 5.00% 2021	10,070	10,422
Swiss Re Finance (Luxembourg) SA 5.00% 2049 (UST Yield Curve Rate T Note Constant Maturity 5-year + 3.582% on 4/2/2029)[7,8]	3,800	4,117
Synchrony Bank 3.65% 2021	3,375	3,428
Synchrony Financial 2.85% 2022	7,075	7,082
Synchrony Financial 4.375% 2024	5,095	5,369
The Edelman Financial Center LLC, Term Loan, (3-month USD-LIBOR + 6.75%) 9.064% 2026[9,10]	28,500	28,749
Toronto-Dominion Bank 2.65% 2024	8,175	8,250
Travelers Companies, Inc. 4.00% 2047	2,260	2,501
UBS Group AG 4.125% 2025[7]	4,425	4,724
UniCredit SpA 3.75% 2022[7]	23,958	24,393
UniCredit SpA 6.572% 2022[7]	9,195	9,834
UniCredit SpA 4.625% 2027[7]	5,000	5,150
UniCredit SpA 5.861% 2032[7,8]	24,800	25,087
UniCredit SpA 7.296% 2034 (5-year USD ICE Swap + 4.914% on 4/2/2029)[7,8]	15,500	17,225
US Bancorp 3.70% 2024	10,000	10,602
US Bancorp 2.375% 2026	6,000	5,949
Wells Fargo & Co. 4.60% 2021	25,000	25,910
Wells Fargo & Co. 3.584% 2028 (3-month USD-LIBOR + 1.31% on 5/15/2027)[8]	281	293
Wells Fargo & Co. 4.15% 2029	6,000	6,562
Wells Fargo & Co., Series K, junior subordinated, 6.18%[8]	86,566	87,215
		1,945,080
The Income Fund of America — Page 9 of 41

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Health care 1.74%	Principal amount (000)	Value (000)
Abbott Laboratories 2.90% 2021	$12,460	$12,625
Abbott Laboratories 3.40% 2023	5,504	5,731
Abbott Laboratories 3.75% 2026	4,853	5,232
Abbott Laboratories 4.90% 2046	2,725	3,403
AbbVie Inc. 2.30% 2021	14,335	14,322
AbbVie Inc. 2.90% 2022	5,000	5,050
AbbVie Inc. 4.30% 2036	1,003	1,026
AbbVie Inc. 4.45% 2046	8,863	8,836
Allergan PLC 3.00% 2020	7,065	7,082
Allergan PLC 3.45% 2022	21,443	21,863
Allergan PLC 3.80% 2025	8,935	9,261
Allergan PLC 4.55% 2035	6,750	6,990
Allergan PLC 4.75% 2045	4,403	4,554
Allergan, Inc. 5.00% 2021[7]	3,809	3,997
Amgen Inc. 1.85% 2021	2,720	2,691
AstraZeneca PLC 2.375% 2022	2,500	2,508
AstraZeneca PLC 3.50% 2023	10,076	10,489
AstraZeneca PLC 3.375% 2025	4,500	4,702
AstraZeneca PLC 4.00% 2029	3,810	4,168
Auris Luxembourg III SARL, Term Loan, (3-month USD-LIBOR + 3.75%) 5.984% 2026[9,10]	2,885	2,901
Bausch Health Companies Inc. 7.00% 2028[7]	6,155	6,355
Baxalta Inc. 4.00% 2025	1,908	2,025
Bayer AG 2.375% 2019[7]	4,810	4,806
Bayer US Finance II LLC 3.875% 2023[7]	31,110	32,145
Bayer US Finance II LLC 4.25% 2025[7]	41,804	43,950
Bayer US Finance II LLC 4.375% 2028[7]	3,050	3,208
Bayer US Finance II LLC 4.40% 2044[7]	13,090	12,295
Bayer US Finance II LLC 4.875% 2048[7]	978	1,009
Becton, Dickinson and Co. 2.675% 2019	3,136	3,137
Becton, Dickinson and Co. 2.894% 2022	7,900	7,973
Becton, Dickinson and Co. 3.363% 2024	5,835	6,033
Becton, Dickinson and Co. 3.70% 2027	5,493	5,758
Boston Scientific Corp. 3.375% 2022	4,300	4,410
Boston Scientific Corp. 3.85% 2025	5,000	5,360
Boston Scientific Corp. 3.75% 2026	3,120	3,303
Boston Scientific Corp. 4.70% 2049	1,540	1,796
Bristol-Myers Squibb Co. 2.60% 2022[7]	4,081	4,120
Bristol-Myers Squibb Co. 2.90% 2024[7]	4,640	4,752
Bristol-Myers Squibb Co. 3.20% 2026[7]	2,354	2,439
Bristol-Myers Squibb Co. 3.40% 2029[7]	7,107	7,432
Bristol-Myers Squibb Co. 4.125% 2039[7]	2,228	2,434
Bristol-Myers Squibb Co. 4.25% 2049[7]	4,158	4,557
Centene Corp. 4.75% 2022	34,758	35,299
Centene Corp. 6.125% 2024	4,550	4,772
Centene Corp. 4.75% 2025	21,320	21,800
Centene Corp. 5.375% 2026[7]	3,575	3,785
Charles River Laboratories International, Inc. 5.50% 2026[7]	1,740	1,844
Cigna Corp. 3.40% 2021[7]	4,475	4,553
Cigna Corp. 3.75% 2023[7]	18,307	19,034
Cigna Corp. 4.125% 2025[7]	7,520	7,993
Cigna Corp. 4.375% 2028[7]	12,883	13,982
Cigna Corp. 4.80% 2038[7]	9,830	10,748
Cigna Corp. 4.90% 2048[7]	3,405	3,745
CVS Health Corp. 3.35% 2021	2,720	2,757
The Income Fund of America — Page 10 of 41

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Health care (continued)	Principal amount (000)	Value (000)
CVS Health Corp. 4.10% 2025	$41,850	$44,080
CVS Health Corp. 4.30% 2028	17,255	18,330
CVS Health Corp. 5.05% 2048	6,455	7,027
DaVita HealthCare Partners Inc. 5.125% 2024	1,775	1,786
DaVita HealthCare Partners Inc. 5.00% 2025	14,400	14,166
Eagle Holding Co. II LLC 7.625% 2022[7,11]	1,600	1,616
Eagle Holding Co. II LLC. 7.75% 2022[7,11]	7,560	7,645
Eli Lilly and Co. 2.35% 2022	9,250	9,287
Eli Lilly and Co. 3.375% 2029	3,330	3,547
EMD Finance LLC 2.95% 2022[7]	7,100	7,156
Endo International PLC 5.75% 2022[7]	31,706	25,365
Endo International PLC 6.00% 2023[7]	6,384	4,086
Endo International PLC 6.00% 2025[7,8]	25,740	15,573
Envision Healthcare Corp. 8.75% 2026[7]	3,055	2,131
Envision Healthcare Corp., Term Loan, (3-month USD-LIBOR + 3.75%) 5.984% 2025[9,10]	1,144	986
GlaxoSmithKline PLC 2.875% 2022	3,759	3,815
GlaxoSmithKline PLC 3.375% 2023	12,315	12,765
GlaxoSmithKline PLC 3.00% 2024	3,865	3,979
GlaxoSmithKline PLC 3.625% 2025	10,065	10,680
HCA Inc. 5.875% 2023	10,875	11,922
HCA Inc. 5.375% 2026	3,875	4,204
HCA Inc. 5.875% 2026	1,575	1,748
HCA Inc. 5.625% 2028	2,765	3,056
HealthSouth Corp. 5.75% 2024	9,798	9,945
HealthSouth Corp. 5.75% 2025	15,197	15,881
IMS Health Holdings, Inc. 5.00% 2026[7]	11,000	11,536
inVentiv Health, Inc. 7.50% 2024[7]	4,095	4,274
Jaguar Holding Co. 6.375% 2023[7]	13,140	13,649
Kinetic Concepts, Inc. 7.875% 2021[7]	4,573	4,679
Kinetic Concepts, Inc. 12.50% 2021[7]	10,435	11,426
Laboratory Corp. of America Holdings 4.70% 2045	885	937
Mallinckrodt PLC 4.875% 2020[7]	73,315	68,366
Mallinckrodt PLC 5.75% 2022[7]	2,060	1,560
Mallinckrodt PLC 5.625% 2023[7]	780	497
Merck & Co., Inc. 2.75% 2025	9,700	9,922
Merck & Co., Inc. 3.40% 2029	1,844	1,964
Molina Healthcare, Inc. 5.375% 2022	58,335	61,252
Molina Healthcare, Inc. 4.875% 2025[7]	23,879	24,148
Multiplan, Inc. 7.125% 2024[7]	2,600	2,535
Mylan Laboratories Inc. 3.15% 2021	4,403	4,444
Novartis Capital Corp. 2.40% 2022	3,000	3,024
NVA Holdings Inc. 6.875% 2026[7]	6,650	7,149
Owens & Minor, Inc. 3.875% 2021	30,961	27,478
Owens & Minor, Inc., Term Loan B, (3-month USD-LIBOR + 4.50%) 6.902% 2025[9,10]	7,405	6,026
Par Pharmaceutical Companies Inc. 7.50% 2027[7]	25,825	23,501
PAREXEL International Corp. 6.375% 2025[7]	12,305	11,351
Pfizer Inc. 2.80% 2022	4,236	4,313
Pfizer Inc. 2.95% 2024	2,625	2,705
Pfizer Inc. 3.60% 2028	5,500	5,854
Pfizer Inc. 3.45% 2029	9,000	9,541
Prestige Brands International Inc. 6.375% 2024[7]	2,570	2,682
Quintiles Transnational Corp. 4.875% 2023[7]	10,133	10,376
Roche Holdings, Inc. 3.35% 2024[7]	5,000	5,243
Rotech Healthcare Inc., Term Loan A, (3-month USD-LIBOR + 3.25%) 5.652% 2023[1,4,5,9,10]	13,185	13,185
The Income Fund of America — Page 11 of 41

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Health care (continued)	Principal amount (000)	Value (000)
Rotech Healthcare Inc., Term Loan, (3-month USD-LIBOR + 11.00%) 13.59% 2023 (100% PIK)[1,4,5,9,10,11]	$32,749	$33,076
Shire PLC 2.40% 2021	33,449	33,394
Shire PLC 2.875% 2023	23,205	23,475
Shire PLC 3.20% 2026	5,410	5,504
Sotera Health Topco, Inc. 8.125% 2021[7,11]	4,770	4,758
Sterigenics-Nordion Holdings, LLC 6.50% 2023[7]	3,265	3,322
Surgery Center Holdings 10.00% 2027[7]	3,335	3,302
Takeda Pharmaceutical Co., Ltd. 4.00% 2021[7]	20,000	20,646
Takeda Pharmaceutical Co., Ltd. 4.40% 2023[7]	18,790	20,089
Takeda Pharmaceutical Co., Ltd. 5.00% 2028[7]	25,399	29,236
Team Health Holdings, Inc. 6.375% 2025[7]	39,990	32,792
Tenet Healthcare Corp. 4.75% 2020	12,325	12,525
Tenet Healthcare Corp. 6.00% 2020	50,910	52,565
Tenet Healthcare Corp. 4.375% 2021	13,400	13,718
Tenet Healthcare Corp. 4.50% 2021	26,605	27,170
Tenet Healthcare Corp. 8.125% 2022	3,114	3,336
Tenet Healthcare Corp. 4.625% 2024	23,741	24,275
Tenet Healthcare Corp. 6.25% 2027[7]	3,000	3,109
Teva Pharmaceutical Finance Co. BV 2.20% 2021	6,395	6,025
Teva Pharmaceutical Finance Co. BV 2.80% 2023	131,517	114,338
Teva Pharmaceutical Finance Co. BV 6.00% 2024	100,417	93,157
Teva Pharmaceutical Finance Co. BV 3.15% 2026	43,895	34,343
Teva Pharmaceutical Finance Co. BV 6.75% 2028	68,940	61,960
Teva Pharmaceutical Finance Co. BV 4.10% 2046	66,410	44,407
UnitedHealth Group Inc. 3.75% 2025	5,710	6,102
UnitedHealth Group Inc. 4.45% 2048	9,000	10,197
Valeant Pharmaceuticals International, Inc. 5.875% 2023[7]	9,175	9,276
Valeant Pharmaceuticals International, Inc. 6.125% 2025[7]	100,637	103,249
Valeant Pharmaceuticals International, Inc. 9.00% 2025[7]	14,060	15,754
Valeant Pharmaceuticals International, Inc. 9.25% 2026[7]	8,395	9,402
Valeant Pharmaceuticals International, Inc. 8.50% 2027[7]	2,265	2,500
Verscend Holding Corp., Term Loan B, (3-month USD-LIBOR + 4.50%) 6.734% 2025[9,10]	1,146	1,154
Vizient Inc. 6.25% 2027[7]	590	628
WellCare Health Plans, Inc. 5.25% 2025	1,000	1,041
Zimmer Holdings, Inc. 3.15% 2022	18,860	19,124
		1,910,382
Energy 1.36%
American Energy (Permian Basin) 7.125% 2020[7,12]	30,435	3,044
American Energy (Permian Basin) 7.375% 2021[7,12]	23,925	2,393
American Energy (Permian Basin) (3-month USD-LIBOR + 6.50%) 9.076% 2029[7,9,12]	4,925	616
Anadarko Petroleum Corp. 6.45% 2036	1,095	1,342
Anadarko Petroleum Corp. 6.60% 2046	2,000	2,568
Apache Corp. 4.25% 2030	1,020	1,017
Apache Corp. 5.35% 2049	5,100	5,195
Ascent Resources - Utica LLC 10.00% 2022[4,7]	2,705	2,685
Ascent Resources - Utica LLC 7.00% 2026[4,7]	5,715	4,586
Ascent Resources Marcellus Holdings, Inc., Term Loan B, (3-month USD-LIBOR + 6.50%) 8.825% 2023[1,9,10]	5,100	4,998
Berry Petroleum Corp. 7.00% 2026[7]	1,115	1,070
BP Capital Markets PLC 3.79% 2024	6,050	6,398
BP Capital Markets PLC 4.234% 2028	8,385	9,317
Bruin E&P Partners, LLC 8.875% 2023[7]	1,555	1,170
Calfrac Well Services Ltd. 8.50% 2026[7]	1,900	1,292
California Resources Corp., Term Loan B, (3-month USD-LIBOR + 4.75%) 6.991% 2022[9,10]	5,750	5,513
The Income Fund of America — Page 12 of 41

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Canadian Natural Resources Ltd. 2.95% 2023	$17,755	$17,948
Canadian Natural Resources Ltd. 4.95% 2047	3,348	3,773
Carrizo Oil & Gas Inc. 6.25% 2023	26,306	25,964
Cenovus Energy Inc. 3.80% 2023	16,165	16,580
Cenovus Energy Inc. 4.25% 2027	13,135	13,546
Cenovus Energy Inc. 5.40% 2047	6,831	7,404
Centennial Resource Production, LLC 6.875% 2027[7]	2,615	2,563
Cheniere Energy, Inc. 7.00% 2024	1,975	2,252
Chesapeake Energy Corp. 4.875% 2022	28,085	25,935
Chesapeake Energy Corp. 5.75% 2023	290	251
Chesapeake Energy Corp. 8.00% 2025	9,000	7,740
Chesapeake Energy Corp. 8.00% 2027	21,275	17,126
Chevron Corp. 2.954% 2026	14,070	14,560
Comstock Resources, Inc. 9.75% 2026	22,175	16,687
Concho Resources Inc. 4.85% 2048	2,108	2,340
CONSOL Energy Inc. 5.875% 2022	71,535	69,031
Convey Park Energy LLC 7.50% 2025[7]	8,155	5,749
DCP Midstream Operating LP 4.95% 2022	18,690	19,461
Denbury Resources Inc. 9.00% 2021[7]	7,345	6,959
Denbury Resources Inc. 7.75% 2024[7]	780	575
Diamond Offshore Drilling, Inc. 7.875% 2025	9,485	9,082
Diamond Offshore Drilling, Inc. 4.875% 2043	52,991	33,649
El Paso Pipeline Partners Operating Co., LLC 4.70% 2042	33,265	34,177
Enbridge Energy Partners, LP 4.375% 2020	7,995	8,161
Enbridge Energy Partners, LP 5.875% 2025	8,075	9,357
Enbridge Energy Partners, LP 5.50% 2040	1,200	1,387
Enbridge Energy Partners, LP 7.375% 2045	18,914	27,522
Enbridge Energy Partners, LP, Series B, 7.50% 2038	6,000	8,456
Enbridge Inc. 4.00% 2023	10,830	11,382
Enbridge Inc. 3.70% 2027	12,538	13,131
Encino Acquisitions Partners LLC , Term Loan, (3-month USD-LIBOR + 6.75%) 8.984% 2025[1,9,10]	1,225	1,041
Energy Transfer Partners, LP 4.15% 2020	5,000	5,075
Energy Transfer Partners, LP 4.50% 2024	2,170	2,310
Energy Transfer Partners, LP 4.75% 2026	8,000	8,632
Energy Transfer Partners, LP 4.00% 2027	5,586	5,776
Energy Transfer Partners, LP 4.20% 2027	7,263	7,577
Energy Transfer Partners, LP 4.95% 2028	9,400	10,272
Energy Transfer Partners, LP 6.125% 2045	7,449	8,559
Energy Transfer Partners, LP 5.30% 2047	8,944	9,386
Energy Transfer Partners, LP 5.40% 2047	14,364	15,298
Energy Transfer Partners, LP 6.00% 2048	8,153	9,384
Energy Transfer Partners, LP 6.25% 2049	4,111	4,892
EOG Resources, Inc. 4.15% 2026	3,830	4,187
EP Energy Corp. 8.00% 2024[7]	780	521
EP Energy Corp. 7.75% 2026[7]	1,900	1,712
EQT Corp. 3.00% 2022	3,175	3,091
EQT Corp. 3.90% 2027	6,305	5,644
Equinor ASA 3.625% 2028	16,155	17,410
Extraction Oil & Gas, Inc. 7.375% 2024[7]	2,360	1,929
Extraction Oil & Gas, Inc. 5.625% 2026[7]	13,650	10,142
Genesis Energy, LP 6.75% 2022	18,717	19,113
Genesis Energy, LP 6.50% 2025	10,650	10,610
Global Partners LP/GLP Finance Corp 7.00% 2023	1,680	1,728
Hi-Crush Partners LP 9.50% 2026[7]	1,080	694
The Income Fund of America — Page 13 of 41

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Indigo Natural Resources LLC 6.875% 2026[7]	$4,240	$3,593
Jagged Peak Energy LLC 5.875% 2026	1,275	1,218
Jonah Energy LLC 7.25% 2025[7]	15,680	6,350
KCA Deutag UK Finance PLC 7.25% 2021[7]	840	586
KCA Deutag UK Finance PLC 9.625% 2023[7]	1,900	1,302
Kinder Morgan Energy Partners, LP 5.00% 2043	20,000	21,391
Kinder Morgan, Inc. 3.15% 2023	996	1,014
Kinder Morgan, Inc. 4.30% 2028	20,098	21,552
Matador Resources Co. 5.875% 2026	3,265	3,242
McDermott International, Inc. 10.625% 2024[7]	16,145	13,330
McDermott International, Term Loan B, (3-month USD-LIBOR + 5.00%) 7.234% 2025[9,10]	3,095	2,964
Murphy Oil Corp. 5.75% 2025	3,205	3,301
Nabors Industries Inc. 5.75% 2025	2,625	2,290
Neptune Energy Group Holdings Ltd. 6.625% 2025[7]	1,605	1,625
NGL Energy Partners LP 7.50% 2023	6,105	6,334
NGL Energy Partners LP 6.125% 2025	29,225	29,006
Nine Energy Service, Inc. 8.75% 2023[7]	1,190	1,169
Noble Corp. PLC 7.95% 2025[8]	14,840	11,019
Noble Corp. PLC 8.95% 2045[8]	8,935	5,674
Noble Energy, Inc. 4.95% 2047	3,575	3,802
NuStar Logistics, LP 6.00% 2026	3,855	4,077
Oasis Petroleum Inc. 6.875% 2022	9,830	9,833
Oasis Petroleum Inc. 6.875% 2023	10,680	10,560
Oasis Petroleum Inc. 6.25% 2026[7]	1,730	1,648
Pacific Drilling SA 8.375% 2023[7]	1,670	1,630
PDC Energy Inc. 5.75% 2026	2,543	2,465
Peabody Energy Corp. 6.00% 2022[7]	17,925	18,351
Petróleos Mexicanos 5.50% 2021	3,790	3,883
Petróleos Mexicanos 4.875% 2022	31,375	31,767
Petróleos Mexicanos 5.375% 2022	14,000	14,329
Petróleos Mexicanos 4.625% 2023	36,770	36,329
Petróleos Mexicanos 6.875% 2026	60,404	61,733
Petróleos Mexicanos 6.50% 2027	41,233	40,994
Petróleos Mexicanos 5.35% 2028	4,129	3,805
Petróleos Mexicanos 6.50% 2029	3,590	3,522
Phillips 66 3.90% 2028	3,615	3,838
Pioneer Natural Resources Co. 3.45% 2021	5,580	5,654
QEP Resources, Inc. 5.25% 2023	2,325	2,127
QEP Resources, Inc. 5.625% 2026	8,193	7,066
Range Resources Corp. 5.00% 2023	2,725	2,394
Range Resources Corp. 4.875% 2025	2,375	2,001
Ras Laffan Liquefied Natural Gas II 5.298% 2020[7]	3,031	3,087
Ras Laffan Liquefied Natural Gas III 6.75% 2019	4,000	4,028
Ras Laffan Liquefied Natural Gas III 6.75% 2019[7]	1,000	1,007
Sabine Pass Liquefaction, LLC 5.625% 2023[8]	9,500	10,332
Sabine Pass Liquefaction, LLC 5.75% 2024	10,000	11,106
Sabine Pass Liquefaction, LLC 5.625% 2025	6,445	7,172
Sabine Pass Liquefaction, LLC 5.875% 2026	2,100	2,392
Sanchez Energy Corp. 7.25% 2023[7]	6,000	4,920
Saudi Arabian Oil Co. 2.875% 2024[7]	8,772	8,857
Saudi Arabian Oil Co. 3.50% 2029[7]	9,753	9,990
Schlumberger BV 3.625% 2022[7]	1,780	1,834
Shell International Finance BV 1.75% 2021	8,917	8,841
Shell International Finance BV 3.50% 2023	10,187	10,716
The Income Fund of America — Page 14 of 41

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Shell International Finance BV 3.875% 2028	$5,380	$5,911
Shell International Finance BV 3.75% 2046	1,940	2,071
SM Energy Co. 6.125% 2022	2,956	2,904
SM Energy Co. 5.00% 2024	13,290	12,260
SM Energy Co. 5.625% 2025	4,470	3,900
SM Energy Co. 6.75% 2026	880	796
SM Energy Co. 6.625% 2027	3,875	3,395
Southwestern Energy Co. 6.20% 2025[8]	14,035	12,175
Southwestern Energy Co. 7.50% 2026	6,035	5,311
Statoil ASA 2.75% 2021	3,085	3,119
Statoil ASA 3.25% 2024	850	889
Statoil ASA 4.25% 2041	3,000	3,391
Sunoco LP 4.875% 2023	5,635	5,746
Sunoco LP 5.50% 2026	1,665	1,727
Sunoco LP 6.00% 2027	3,300	3,486
Tapstone Energy Inc. 9.75% 2022[7]	2,510	1,644
Targa Resources Partners LP 6.50% 2027[7]	1,540	1,681
Targa Resources Partners LP 6.875% 2029[7]	1,520	1,680
Teekay Corp. 9.25% 2022[7]	21,000	21,735
Teekay Offshore Partners LP 8.50% 2023[7]	14,275	14,275
Total Capital International 2.434% 2025	1,765	1,770
Total Capital International 3.455% 2029	15,270	16,300
Total Capital International 3.461% 2049	555	554
Total Capital SA 3.883% 2028	6,190	6,817
TransCanada Corp. 7.625% 2039	10,750	15,481
TransCanada PipeLines Ltd. 4.25% 2028	8,465	9,159
TransCanada PipeLines Ltd. 4.75% 2038	9,600	10,625
Transocean Guardian Ltd. 5.875% 2024[7]	3,643	3,734
Transocean Inc. 8.375% 2021[8]	5,675	5,945
Transocean Inc. 9.00% 2023[7]	11,302	11,934
Transocean Inc. 6.125% 2025[7]	1,347	1,394
Transocean Inc. 7.25% 2025[7]	1,900	1,793
Transocean Inc. 7.50% 2026[7]	1,050	992
Transocean Poseidon Ltd. 6.875% 2027[7]	2,080	2,226
Ultra Petroleum Corp. 11.00% 2024 (18.18% PIK)[11]	25,535	5,618
Valaris PLC 7.75% 2026	13,850	10,180
Valaris PLC 5.75% 2044	27,925	16,057
Vine Oil & Gas LP 8.75% 2023[7]	13,885	8,262
W&T Offshore, Inc. 9.75% 2023[7]	1,517	1,460
Weatherford International Ltd., Term Loan, (3-month USD-LIBOR + 3.00%) 5.319% 2020[9,10]	34,763	34,785
Weatherford International PLC 5.125% 2020[12]	215	97
Weatherford International PLC 4.50% 2022[12]	34,907	15,621
Weatherford International PLC 8.25% 2023[12]	22,040	10,634
Weatherford International PLC 9.875% 2024[12]	5,325	2,543
Weatherford International PLC 9.875% 2025[12]	14,160	6,691
Weatherford International PLC 6.50% 2036[12]	16,170	7,357
Weatherford International PLC 7.00% 2038[12]	840	382
Weatherford International PLC 6.75% 2040[12]	37,450	17,040
Whiting Petroleum Corp. 6.25% 2023	1,406	1,385
Whiting Petroleum Corp. 6.625% 2026	3,890	3,686
Woodside Finance Ltd. 4.60% 2021[7]	14,435	14,844
WPX Energy Inc. 6.00% 2022	3,631	3,781
		1,501,228
The Income Fund of America — Page 15 of 41

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Communication services 1.34%	Principal amount (000)	Value (000)
Altice Finco SA 8.125% 2024[7]	$1,950	$2,026
Altice NV 6.625% 2023[7]	3,255	3,365
Altice NV, First Lien, 7.75% 2022[7]	1,200	1,229
Altice SA 7.625% 2025[7]	7,175	7,059
AT&T Inc. 4.35% 2029	6,500	7,028
British Telecommunications PLC 9.625% 2030[8]	4,011	6,061
Cablevision Systems Corp. 8.00% 2020	20,000	20,675
Cablevision Systems Corp. 5.125% 2021[7]	2,650	2,657
Cablevision Systems Corp. 6.75% 2021	37,667	40,398
CBS Corp. 7.25% 2024[7]	1,275	1,342
CCO Holdings LLC and CCO Holdings Capital Corp. 3.579% 2020	4,980	5,020
CCO Holdings LLC and CCO Holdings Capital Corp. 5.125% 2023[7]	10,375	10,649
CCO Holdings LLC and CCO Holdings Capital Corp. 5.875% 2024[7]	3,000	3,124
CCO Holdings LLC and CCO Holdings Capital Corp. 4.908% 2025	2,300	2,483
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2026[7]	37,300	39,387
CCO Holdings LLC and CCO Holdings Capital Corp. 5.125% 2027[7]	11,250	11,630
CCO Holdings LLC and CCO Holdings Capital Corp. 3.75% 2028	5,700	5,741
CCO Holdings LLC and CCO Holdings Capital Corp. 4.20% 2028	4,565	4,731
CCO Holdings LLC and CCO Holdings Capital Corp. 5.00% 2028[7]	27,425	28,215
CCO Holdings LLC and CCO Holdings Capital Corp. 6.484% 2045	4,475	5,270
CCO Holdings LLC and CCO Holdings Capital Corp. 5.375% 2047	2,000	2,103
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2048	9,048	9,883
CCO Holdings LLC and CCO Holdings Capital Corp. 5.125% 2049	8,872	9,072
CenturyLink, Inc. 6.75% 2023	33,275	35,992
CenturyLink, Inc. 7.50% 2024	16,000	17,555
CenturyLink, Inc. 7.65% 2042	6,000	5,625
CenturyLink, Inc., Series T, 5.80% 2022	10,350	10,816
Cinemark USA, Inc. 4.875% 2023	3,675	3,735
Clear Channel Worldwide Holdings, Inc. 9.25% 2024[7]	6,100	6,634
Comcast Corp. 3.95% 2025	3,170	3,413
Comcast Corp. 4.15% 2028	5,000	5,515
Comcast Corp. 6.45% 2037	25,000	33,900
Comcast Corp. 4.60% 2038	12,190	14,020
Comcast Corp. 4.00% 2048	1,280	1,350
Comcast Corp. 4.70% 2048	4,300	5,052
Cumulus Media New Holdings Inc., 6.75% 2026[7]	2,950	3,020
Cumulus Media New Holdings Inc., Term Loan, (3-month USD-LIBOR + 4.50%) 6.74% 2022[9,10]	13,282	13,348
Deutsche Telekom International Finance BV 9.25% 2032	13,620	21,126
Diamond Sports Group LLC 5.375% 2026[7]	2,697	2,748
Diamond Sports Group LLC 6.625% 2027[7]	1,420	1,459
Embarq Corp. 7.995% 2036	3,000	2,932
Entercom Media Corp. 6.50% 2027[7]	435	461
Fox Corp. 4.03% 2024[7]	2,890	3,064
Fox Corp. 4.709% 2029[7]	4,105	4,598
Fox Corp. 5.476% 2039[7]	5,000	5,931
France Télécom 4.125% 2021	15,000	15,542
France Télécom 9.00% 2031[8]	5,721	8,812
Frontier Communications Corp. 10.50% 2022	16,450	10,363
Frontier Communications Corp. 11.00% 2025	133,115	77,872
Frontier Communications Corp. 8.00% 2027[7]	4,400	4,602
Gogo Inc. 9.875% 2024[7]	96,950	100,346
Gray Television, Inc. 7.00% 2027[7]	4,350	4,769
iHeartCommunications, Inc. 6.375% 2026	368	392
iHeartCommunications, Inc. 8.375% 2027	666	704
The Income Fund of America — Page 16 of 41

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Communication services (continued)	Principal amount (000)	Value (000)
iHeartCommunications, Inc., Term Loan D, (3-month USD-LIBOR + 4.00%) 6.33% 2026[9,10]	$1,608	$1,623
Inmarsat PLC 4.875% 2022[7]	38,690	39,194
Inmarsat PLC 6.50% 2024[7]	10,025	10,526
Intelsat Jackson Holding Co. 5.50% 2023	9,695	8,980
Intelsat Jackson Holding Co. 6.625% 2024[10]	14,275	14,486
Intelsat Jackson Holding Co. 8.00% 2024[7]	12,125	12,626
Intelsat Jackson Holding Co. 8.50% 2024[7]	37,875	37,973
Intelsat Jackson Holding Co., Term Loan B3 5.991% 2023[9,10]	3,000	3,010
Liberty Global PLC 5.50% 2028[7]	7,975	8,154
Ligado Networks, Term Loan, (3-month USD-LIBOR + 8.75%) 11.36% 2020 (100% PIK)[1,9,10,11]	27,443	22,984
Live Nation Entertainment, Inc. 4.875% 2024[7]	2,000	2,068
Live Nation Entertainment, Inc. 5.625% 2026[7]	1,000	1,061
MDC Partners Inc. 6.50% 2024[7]	30,645	27,810
Meredith Corp. 6.875% 2026	17,051	18,117
Myriad International Holdings 6.00% 2020[7]	45,655	46,981
Myriad International Holdings 6.00% 2020	25,705	26,452
Myriad International Holdings 5.50% 2025	6,140	6,812
NBCUniversal Enterprise, Inc., junior subordinated, 5.25% 2049[7]	31,885	32,773
Neptune Finco Corp. (Altice NV) 6.625% 2025[7]	4,600	4,899
Nexstar Broadcasting, Inc. 5.625% 2024[7]	775	807
Nexstar Escrow Corp. 5.625% 2027[7]	1,945	2,020
Numericable Group SA 7.375% 2026[7]	8,750	9,277
Orange SA 5.50% 2044	3,000	3,766
OUTFRONT Media Cap LLC, 5.00% 2027[7]	2,265	2,305
Qwest Capital Funding, Inc. 7.625% 2021	3,900	4,086
Qwest Capital Funding, Inc. 6.875% 2028	4,000	3,690
Sirius XM Radio Inc. 3.875% 2022[7]	16,600	16,849
Sirius XM Radio Inc. 4.625% 2023[7]	5,975	6,094
Sirius XM Radio Inc. 4.625% 2024[7]	12,755	13,161
SoftBank Group Corp. 3.36% 2023[7]	20,503	20,647
Sprint Corp. 7.00% 2020	2,000	2,079
Sprint Corp. 7.25% 2021	3,225	3,471
Sprint Corp. 11.50% 2021	5,880	6,909
Sprint Corp. 6.875% 2028	18,110	19,966
Sprint Corp. 8.75% 2032	4,985	6,213
Tencent Holdings Ltd. 3.28% 2024[7]	7,000	7,178
Tencent Holdings Ltd. 3.975% 2029[7]	7,000	7,383
Time Warner Cable Inc. 5.00% 2020	35,000	35,412
T-Mobile US, Inc. 4.00% 2022	2,700	2,754
T-Mobile US, Inc. 6.50% 2026	4,125	4,402
Trilogy International Partners, LLC 8.875% 2022[7]	50,280	48,520
Univision Communications Inc. 5.125% 2023[7]	27,991	27,929
Univision Communications Inc. 5.125% 2025[7]	7,725	7,532
Verizon Communications Inc. 4.50% 2033	10,000	11,315
Verizon Communications Inc. 4.125% 2046	40,000	42,208
Verizon Communications Inc. 4.522% 2048	78,900	87,211
Vodafone Group PLC 4.125% 2025	6,000	6,393
Vodafone Group PLC 5.25% 2048	4,275	4,814
Vodafone Group PLC 4.875% 2049	10,700	11,524
Warner Music Group 5.00% 2023[7]	5,320	5,433
Warner Music Group 5.50% 2026[7]	1,925	1,997
The Income Fund of America — Page 17 of 41

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Communication services (continued)	Principal amount (000)	Value (000)
Wind Tre SpA 5.00% 2026[7]	$25,925	$25,795
Ziggo Bond Finance BV 5.50% 2027[7]	36,600	37,561
		1,478,074
Consumer discretionary 1.11%
Allied Universal Holdco LLC 6.625% 2026[7]	2,810	2,943
Allied Universal Holdco LLC 9.75% 2027[7]	9,985	10,447
Amazon.com, Inc. 3.15% 2027	890	936
Amazon.com, Inc. 3.875% 2037	1,400	1,552
Amazon.com, Inc. 4.05% 2047	3,349	3,811
American Axle & Manufacturing Holdings, Inc. 6.50% 2027	13,250	13,300
American Honda Finance Corp. 1.65% 2021	4,750	4,690
American Honda Finance Corp. 2.60% 2022	2,000	2,019
American Honda Finance Corp. 3.55% 2024	2,000	2,097
American Honda Finance Corp. 3.50% 2028	2,000	2,117
Bayerische Motoren Werke AG 2.15% 2020[7]	2,000	1,998
Bayerische Motoren Werke AG 1.85% 2021[7]	1,500	1,483
Bayerische Motoren Werke AG 2.00% 2021[7]	2,000	1,984
Bayerische Motoren Werke AG 2.95% 2022[7]	4,000	4,051
Bayerische Motoren Werke AG 2.25% 2023[7]	1,000	995
Bayerische Motoren Werke AG 3.45% 2023[7]	13,460	13,895
Bayerische Motoren Werke AG 3.15% 2024[7]	2,555	2,627
Bayerische Motoren Werke AG 3.625% 2029[7]	2,000	2,131
Carnival Corp. 3.95% 2020	11,290	11,498
Cedar Fair, LP 5.25% 2029[7]	1,030	1,070
Churchill Downs Inc. 4.75% 2028[7]	4,925	4,956
Cirsa Gaming Corp. SA 7.875% 2023[7]	11,018	11,682
Codere Finance 2 (Luxembourg) S.A. 7.625% 2021[7]	2,275	2,272
DaimlerChrysler North America Holding Corp. 2.25% 2020[7]	8,660	8,650
DaimlerChrysler North America Holding Corp. 2.00% 2021[7]	9,725	9,631
DaimlerChrysler North America Holding Corp. 3.40% 2022[7]	2,525	2,575
DaimlerChrysler North America Holding Corp. 3.65% 2024[7]	10,000	10,428
DaimlerChrysler North America Holding Corp. 3.30% 2025[7]	2,000	2,052
DaimlerChrysler North America Holding Corp. 8.50% 2031	2,000	2,968
Fertitta Entertainment, Inc. 8.75% 2025[7]	8,240	8,652
Ford Motor Credit Co. 2.343% 2020	16,295	16,227
Ford Motor Credit Co. 3.157% 2020	6,177	6,211
Ford Motor Credit Co. 3.20% 2021	10,990	11,034
Ford Motor Credit Co. 3.47% 2021	291	293
Ford Motor Credit Co. 3.813% 2021	10,071	10,211
Ford Motor Credit Co. 3.219% 2022	229	229
Ford Motor Credit Co. 3.339% 2022	25,724	25,753
Ford Motor Credit Co. 5.596% 2022	5,875	6,202
Ford Motor Credit Co. 3.096% 2023	29,834	29,497
Ford Motor Credit Co. 4.375% 2023	13,136	13,520
Ford Motor Credit Co. 3.664% 2024	10,699	10,579
General Motors Co. 4.875% 2023	5,218	5,562
General Motors Co. 4.35% 2025	6,065	6,286
General Motors Co. 6.60% 2036	5,925	6,754
General Motors Co. 6.25% 2043	3,325	3,606
General Motors Co. 5.20% 2045	1,007	983
General Motors Co. 6.75% 2046	15,072	17,216
General Motors Co. 5.95% 2049	549	585
General Motors Financial Co. 2.35% 2019	18,500	18,493
The Income Fund of America — Page 18 of 41

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal amount (000)	Value (000)
General Motors Financial Co. 3.70% 2020	$2,725	$2,759
General Motors Financial Co. 3.20% 2021	7,705	7,771
General Motors Financial Co. 3.55% 2021	1,400	1,420
General Motors Financial Co. 4.20% 2021	9,340	9,628
General Motors Financial Co. 3.15% 2022	5,739	5,779
General Motors Financial Co. 3.45% 2022	35,885	36,370
General Motors Financial Co. 3.45% 2022	3,000	3,055
General Motors Financial Co. 3.55% 2022	14,170	14,405
General Motors Financial Co. 3.25% 2023	16,226	16,373
General Motors Financial Co. 3.70% 2023	10,960	11,184
General Motors Financial Co. 4.15% 2023	6,975	7,215
General Motors Financial Co. 3.50% 2024	8,170	8,226
General Motors Financial Co. 5.10% 2024	7,010	7,517
General Motors Financial Co. 4.00% 2026	2,000	2,022
Goodyear Tire & Rubber Co. 4.875% 2027	2,600	2,476
Hanesbrands Inc. 4.625% 2024[7]	5,660	5,902
Hanesbrands Inc. 4.875% 2026[7]	21,557	22,635
Hilton Worldwide Holdings Inc. 4.875% 2030[7]	2,400	2,472
Home Depot, Inc. 3.90% 2028	1,975	2,186
Home Depot, Inc. 2.95% 2029	5,065	5,188
Home Depot, Inc. 5.95% 2041	12,500	17,107
Home Depot, Inc. 4.50% 2048	5,478	6,518
Hyundai Capital America 3.45% 2021[7]	21,325	21,572
Hyundai Capital America 3.75% 2021[7]	5,000	5,091
Hyundai Capital America 3.10% 2022[7]	9,720	9,788
Hyundai Capital America 3.25% 2022[7]	11,817	11,934
Hyundai Capital America 3.95% 2022[7]	8,000	8,194
Lennar Corp. 8.375% 2021	4,100	4,418
Levi Strauss & Co. 5.00% 2025	5,700	5,942
Limited Brands, Inc. 6.625% 2021	15,000	15,900
Lowe’s Companies, Inc. 3.65% 2029	11,661	12,241
Lowe’s Companies, Inc. 4.55% 2049	3,396	3,692
Meritage Homes Corp. 5.125% 2027	9,155	9,521
Merlin Entertainment 5.75% 2026[7]	3,910	4,101
MGM Resorts International 7.75% 2022	13,050	14,612
MGM Resorts International 6.00% 2023	2,905	3,159
MGM Resorts International 5.50% 2027	3,105	3,300
Mohegan Tribal Gaming Authority, Term Loan B, (3-month USD-LIBOR + 4.50%) 5.484% 2023[9,10]	2,302	2,147
Neiman Marcus Group Ltd. LLC 8.00% 2024[7]	10,913	4,693
Neiman Marcus Group Ltd. LLC 8.75% 2024[7]	9,786	4,282
Neiman Marcus Group Ltd. LLC 14.00% 2024[7,11]	13,173	10,341
Neiman Marcus Group Ltd. LLC, Term Loan B, (3-month USD-LIBOR + 6.00%) 8.92% 2023 (11.21% PIK)[9,10,11]	6,600	5,678
Newell Rubbermaid Inc. 3.85% 2023	4,890	4,958
Nissan Motor Co., Ltd. 2.60% 2022[7]	9,910	9,884
NMG Finco PLC 5.75% 2022[7]	6,375	6,015
Panther BF Aggregator 2, LP 6.25% 2026[7]	2,635	2,733
Panther BF Aggregator 2, LP 8.50% 2027[7]	5,525	5,629
Petsmart, Inc. 7.125% 2023[7]	74,190	69,553
Petsmart, Inc. 5.875% 2025[7]	66,844	66,416
Petsmart, Inc. 8.875% 2025[7]	91,915	88,698
PetSmart, Inc., Term Loan, (3-month USD-LIBOR + 3.00%) 5.38% 2022[9,10]	23,395	22,556
Sally Holdings LLC and Sally Capital Inc. 5.50% 2023	1,515	1,546
Sally Holdings LLC and Sally Capital Inc. 5.625% 2025	30,690	30,537
Scientific Games Corp. 6.25% 2020	330	332
The Income Fund of America — Page 19 of 41

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal amount (000)	Value (000)
Scientific Games Corp. 6.625% 2021	$250	$254
Scientific Games Corp. 10.00% 2022	6,849	7,166
Scientific Games Corp. 8.25% 2026[7]	28,010	30,049
Service Corp. International 5.375% 2024	905	931
Six Flags Entertainment Corp. 4.875% 2024[7]	11,475	11,762
Sotheby’s 4.875% 2025[7]	11,875	12,409
Staples, Inc. 7.50% 2026[7]	56,875	58,297
Starbucks Corp. 3.10% 2023	4,461	4,585
Toyota Motor Credit Corp. 2.15% 2020	3,000	2,997
Toyota Motor Credit Corp. 2.15% 2022	2,000	1,997
Toyota Motor Credit Corp. 2.60% 2022	3,390	3,424
Toyota Motor Credit Corp. 2.70% 2023	1,505	1,527
Toyota Motor Credit Corp. 3.20% 2027	1,330	1,392
Toyota Motor Credit Corp. 3.05% 2028	5,992	6,216
Volkswagen Group of America Finance, LLC 4.00% 2021[7]	8,028	8,282
Volkswagen Group of America Finance, LLC 4.25% 2023[7]	9,365	9,957
Volkswagen Group of America Finance, LLC 4.625% 2025[7]	8,601	9,459
Volkswagen Group of America Finance, LLC 4.75% 2028[7]	2,000	2,183
William Carter Co. 5.625% 2027[7]	1,390	1,463
Wyndham Worldwide Corp. 5.375% 2026[7]	3,900	4,080
Wynn Las Vegas, LLC and Wynn Capital Corp. 4.25% 2023[7]	20,188	20,417
Wynn Las Vegas, LLC and Wynn Capital Corp. 5.50% 2025[7]	10,950	11,511
Wynn Las Vegas, LLC and Wynn Capital Corp. 5.25% 2027[7]	4,065	4,172
		1,220,952
Utilities 0.83%
Abu Dhabi National Energy Co. PJSC (TAQA) 3.625% 2023[7]	2,000	2,060
Abu Dhabi National Energy Co. PJSC (TAQA) 4.375% 2025[7]	17,000	18,176
Abu Dhabi National Energy Co. PJSC (TAQA) 4.875% 2030[7]	440	494
AEP Transmission Co. LLC 3.75% 2047	3,660	3,825
AES Corp. 4.00% 2021[4]	2,450	2,493
AES Corp. 4.50% 2023[4]	1,300	1,336
AES Corp. 4.875% 2023[4]	5,450	5,532
AES Corp. 5.50% 2025[4]	13,289	13,821
AES Corp. 6.00% 2026[4]	4,150	4,442
AES Corp. 5.125% 2027[4]	955	1,013
Ameren Corp. 4.50% 2049	1,875	2,246
American Electric Power Co., Inc. 2.95% 2022	12,065	12,250
American Electric Power Co., Inc. 3.20% 2027	19,761	20,284
American Electric Power Co., Inc. 4.30% 2028	4,659	5,145
AmeriGas Partners, LP 5.50% 2025	4,850	5,117
Avangrid, Inc. 3.80% 2029	14,825	15,643
Berkshire Hathaway Energy Co. 2.40% 2020	3,110	3,112
Calpine Corp. 6.00% 2022[7]	3,425	3,464
Calpine Corp. 5.375% 2023	6,360	6,424
Calpine Corp. 5.875% 2024[7]	2,000	2,050
Calpine Corp. 5.25% 2026[7]	10,225	10,366
Centerpoint Energy, Inc. 2.50% 2022	3,000	3,001
CenterPoint Energy, Inc. 3.85% 2024	4,000	4,190
CMS Energy Corp. 3.00% 2026	2,642	2,668
Colbun SA 4.50% 2024[7]	1,500	1,581
Colbun SA 3.95% 2027[7]	1,554	1,592
Comision Federal de Electricidad 4.875% 2024[7]	2,000	2,092
Comision Federal de Electricidad 4.75% 2027[7]	370	381
The Income Fund of America — Page 20 of 41

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Utilities (continued)	Principal amount (000)	Value (000)
Commonwealth Edison Co. 4.00% 2048	$5,225	$5,772
Consolidated Edison Co. of New York, Inc. 3.125% 2027	1,771	1,832
Consolidated Edison Co. of New York, Inc. 4.50% 2058	8,390	9,597
Consumers Energy Co. 3.375% 2023	360	376
Consumers Energy Co. 3.125% 2024	2,520	2,592
Consumers Energy Co. 4.05% 2048	6,855	7,639
Dominion Resources, Inc., junior subordinated, 3.071% 2024[8]	3,450	3,486
DTE Electric Co. 3.95% 2049	7,060	7,813
DTE Energy Co. 3.30% 2022	1,643	1,675
DTE Energy Co. 3.40% 2029	3,575	3,665
Duke Energy Carolinas, Inc. 2.95% 2026	1,771	1,816
Duke Energy Indiana, Inc. 4.90% 2043	14,785	17,752
Duke Energy Progress Inc. 4.15% 2044	3,935	4,343
Duke Energy Progress, LLC 3.375% 2023	2,805	2,922
Duke Energy Progress, LLC 3.45% 2029	5,168	5,498
Edison International 2.40% 2022	900	882
Edison International 5.75% 2027	5,000	5,585
EDP Finance BV 4.125% 2020[7]	3,402	3,423
EDP Finance BV 5.25% 2021[7]	22,500	23,328
EDP Finance BV 3.625% 2024[7]	16,875	17,449
Electricité de France SA 4.50% 2028[7]	593	654
Electricité de France SA 4.75% 2035[7]	10,573	11,861
Electricité de France SA 4.875% 2038[7]	3,150	3,655
Electricité de France SA 5.00% 2048[7]	1,150	1,347
Electricité de France SA 5.25% (USD Semi Annual 30/360 (vs. 3-month USD-LIBOR) 10-year + 3.709% on 1/29/2023)[7,8]	3,500	3,581
Emera Inc. 6.75% 2076 (3-month USD-LIBOR + 5.44% on 6/15/2026)[8]	36,024	39,231
Emera US Finance LP 2.70% 2021	2,505	2,509
Emera US Finance LP 4.75% 2046	5,687	6,368
Empresa Nacional de Electricidad SA 4.25% 2024	900	949
Enel Chile SA 4.875% 2028	955	1,048
Enel Finance International SA 3.50% 2028[7]	1,400	1,405
Enel Finance International SA 6.00% 2039[7]	3,000	3,640
Enel Società per Azioni 8.75% 2073[7,8]	12,000	14,040
Entergy Corp. 4.00% 2022	2,220	2,313
Entergy Corp. 2.95% 2026	4,775	4,805
Entergy Louisiana, LLC 4.20% 2048	5,125	5,739
Eversource Energy 3.80% 2023	4,095	4,316
Eversource Energy 4.25% 2029	5,332	5,872
Exelon Corp. 3.95% 2025	846	903
Exelon Corp. 3.40% 2026	2,860	2,963
Exelon Corp., junior subordinated, 3.497% 2022[8]	17,585	17,974
FirstEnergy Corp. 3.90% 2027	32,607	34,355
FirstEnergy Corp. 3.50% 2028[7]	2,500	2,569
FirstEnergy Corp. 4.85% 2047	9,733	11,205
FirstEnergy Corp., Series B, 4.25% 2023	38,865	41,014
Florida Power & Light Co. 3.99% 2049	4,504	5,027
Gulf Power Co. 3.30% 2027	3,035	3,166
Iberdrola Finance Ireland 5.00% 2019[7]	1,060	1,062
Interstate Power and Light Co. 3.25% 2024	9,628	9,961
Israel Electric Corp. Ltd. 8.10% 2096[7]	4,905	6,560
Jersey Central Power & Light Co. 4.30% 2026[7]	925	1,002
Mississippi Power Co. 3.95% 2028	6,437	6,872
Mississippi Power Co. 4.25% 2042	7,500	7,858
The Income Fund of America — Page 21 of 41

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Utilities (continued)	Principal amount (000)	Value (000)
National Grid PLC 3.15% 2027[7]	$1,105	$1,132
National Rural Utilities Cooperative Finance Corp. 2.95% 2024	6,000	6,142
National Rural Utilities Cooperative Finance Corp. 3.05% 2027	12,000	12,364
New York State Electric & Gas Corp. 3.25% 2026[7]	3,000	3,095
NGL Energy Partners LP 7.50% 2026[7]	5,960	6,198
Niagara Mohawk Power Corp. 3.508% 2024[7]	3,150	3,299
Niagara Mohawk Power Corp. 4.278% 2034[7]	2,000	2,251
NiSource Finance Corp. 2.65% 2022	1,775	1,787
Northern States Power Co. 2.20% 2020	21	21
Northern States Power Co. 4.125% 2044	11,000	12,197
NRG Energy, Inc. 7.25% 2026	2,000	2,167
NV Energy, Inc. 6.25% 2020	920	963
Pacific Gas and Electric Co. 3.50% 2020[12]	1,711	1,698
Pacific Gas and Electric Co. 2.45% 2022[12]	2,500	2,450
Pacific Gas and Electric Co. 3.85% 2023[12]	7,032	7,102
Pacific Gas and Electric Co. 4.25% 2023[7,12]	20,167	20,873
Pacific Gas and Electric Co. 3.40% 2024[12]	2,910	2,925
Pacific Gas and Electric Co. 3.75% 2024[12]	3,532	3,594
Pacific Gas and Electric Co. 3.50% 2025[12]	2,965	2,950
Pacific Gas and Electric Co. 2.95% 2026[12]	2,200	2,123
Pacific Gas and Electric Co. 3.30% 2027[12]	9,104	8,831
Pacific Gas and Electric Co. 4.65% 2028[7,12]	9,056	9,577
PacifiCorp., First Mortgage Bonds, 3.50% 2029	4,000	4,308
PacifiCorp., First Mortgage Bonds, 4.125% 2049	11,000	12,363
Progress Energy, Inc. 7.00% 2031	4,000	5,442
Progress Energy, Inc. 7.75% 2031	2,500	3,514
Public Service Co. of Colorado 2.25% 2022	298	297
Public Service Co. of Colorado 2.50% 2023	1,430	1,432
Public Service Electric and Gas Co. 3.00% 2025	2,036	2,084
Public Service Electric and Gas Co. 3.20% 2029	6,000	6,298
Public Service Electric and Gas Co. 3.85% 2049	1,221	1,322
Public Service Enterprise Group Inc. 2.65% 2022	3,975	3,992
Public Service Enterprise Group Inc. 2.875% 2024	5,225	5,296
Puget Energy, Inc. 6.50% 2020	10,943	11,502
Puget Energy, Inc. 6.00% 2021	3,945	4,203
Puget Energy, Inc. 5.625% 2022	9,592	10,260
Puget Energy, Inc. 3.65% 2025	1,911	1,960
San Diego Gas & Electric Co. 3.75% 2047	1,223	1,249
San Diego Gas & Electric Co. 4.15% 2048	154	165
San Diego Gas & Electric Co. 4.10% 2049	9,603	10,222
SCANA Corp. 6.25% 2020	369	376
SCANA Corp. 4.75% 2021	5,693	5,839
SCANA Corp. 4.125% 2022	2,951	3,006
South Carolina Electric & Gas Co. 4.25% 2028	3,075	3,442
South Carolina Electric & Gas Co. 5.80% 2033	1,063	1,331
South Carolina Electric & Gas Co. 5.45% 2041	3,820	4,788
South Carolina Electric & Gas Co. 4.60% 2043	1,318	1,529
Southern California Edison Co. 2.90% 2021	12,653	12,708
Southern California Edison Co. 3.875% 2021	1,200	1,222
Southern California Edison Co. 1.845% 2022	3,836	3,763
Southern California Edison Co. 2.40% 2022	1,700	1,698
Southern California Edison Co. 3.40% 2023	2,894	2,965
Southern California Edison Co. 3.50% 2023	13,575	13,955
Southern California Edison Co. 3.70% 2025	1,200	1,253
The Income Fund of America — Page 22 of 41

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Utilities (continued)	Principal amount (000)	Value (000)
Southern California Edison Co. 3.65% 2028	$6,470	$6,760
Southern California Edison Co. 4.20% 2029	16,658	18,192
Southern California Edison Co. 5.35% 2035	2,593	3,025
Southern California Edison Co. 4.00% 2047	5,500	5,644
Southern California Edison Co. 4.125% 2048	9,237	9,615
Southern California Edison Co. 4.875% 2049	4,920	5,701
Southern California Edison Co., Series C, 3.60% 2045	12,033	11,634
State Grid Overseas Investment Ltd. 3.50% 2027[7]	2,000	2,079
Talen Energy Corp. 6.50% 2025	180	146
Talen Energy Corp. 10.50% 2026[7]	8,520	8,030
Talen Energy Corp. 7.25% 2027[7]	12,565	12,435
Veolia Environnement 6.75% 2038	500	671
Virginia Electric and Power Co. 3.45% 2024	560	583
Virginia Electric and Power Co. 3.10% 2025	2,625	2,701
Virginia Electric and Power Co. 2.875% 2029	806	812
Virginia Electric and Power Co. 4.60% 2048	9,113	10,834
Vistra Energy Corp. 7.625% 2024	3,925	4,126
Xcel Energy Inc. 4.00% 2028	329	357
		908,935
Materials 0.81%
AK Steel Holding Corp. 7.625% 2021	6,300	6,292
AK Steel Holding Corp. 6.375% 2025	1,400	1,197
AK Steel Holding Corp. 7.00% 2027	1,300	1,124
ArcelorMittal 3.60% 2024	16,705	16,857
ArcelorMittal 4.25% 2029	1,600	1,606
Ardagh Packaging Finance 4.625% 2023[7]	2,930	3,011
Ardagh Packaging Finance 6.00% 2025[7]	6,300	6,520
Axalta Coating Systems LLC 4.875% 2024[7]	7,250	7,504
Ball Corp. 4.375% 2020	6,700	6,851
Berry Global Escrow Corp. 4.875% 2026[7]	1,495	1,559
Berry Plastics Corp. 5.50% 2022	2,185	2,218
BWAY Parent Co., Inc. 5.50% 2024[7]	6,000	6,013
BWAY Parent Co., Inc. 7.25% 2025[7]	1,120	1,065
Carlyle Group LP 8.75% 2023[7,11]	1,680	1,659
CF Industries, Inc. 3.45% 2023	2,190	2,220
CF Industries, Inc. 4.95% 2043	14,860	13,597
CF Industries, Inc. 5.375% 2044	7,523	7,109
Chemours Co. 6.625% 2023	32,065	32,326
Chevron Phillips Chemical Co. LLC 3.30% 2023[7]	1,945	1,990
Cleveland-Cliffs Inc. 4.875% 2024[7]	18,785	19,302
Cleveland-Cliffs Inc. 5.75% 2025	38,706	39,403
Cleveland-Cliffs Inc. 5.875% 2027[7]	51,245	51,629
Consolidated Energy Finance SA 6.50% 2026[7]	10,605	10,552
CRH America, Inc. 3.875% 2025[7]	2,000	2,093
CRH America, Inc. 5.125% 2045[7]	1,000	1,085
CVR Partners, LP 9.25% 2023[7]	15,730	16,418
Dow Chemical Co. 4.125% 2021	3,300	3,417
Dow Chemical Co. 3.15% 2024[7]	1,315	1,344
Dow Chemical Co. 4.55% 2025[7]	5,309	5,771
Dow Chemical Co. 3.625% 2026[7]	2,018	2,088
Dow Chemical Co. 4.80% 2028[7]	3,000	3,363
Dow Chemical Co. 4.625% 2044	1,200	1,254
Dow Chemical Co. 5.55% 2048[7]	2,100	2,462
The Income Fund of America — Page 23 of 41

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Materials (continued)	Principal amount (000)	Value (000)
Dow Chemical Co. 4.80% 2049[7]	$1,304	$1,385
DowDuPont Inc. 4.205% 2023	4,250	4,522
DowDuPont Inc. 4.493% 2025	9,576	10,472
DowDuPont Inc. 4.725% 2028	1,450	1,633
DowDuPont Inc. 5.419% 2048	2,500	3,031
First Quantum Minerals Ltd. 7.00% 2021[7]	2,044	2,068
First Quantum Minerals Ltd. 7.25% 2022[7]	13,175	13,290
First Quantum Minerals Ltd. 7.25% 2023[7]	9,615	9,555
First Quantum Minerals Ltd. 6.50% 2024[7]	22,591	21,818
First Quantum Minerals Ltd. 7.50% 2025[7]	75,350	74,031
First Quantum Minerals Ltd. 6.875% 2026[7]	25,400	24,098
Freeport-McMoRan Inc. 3.55% 2022	54,575	54,852
Freeport-McMoRan Inc. 3.875% 2023	2,145	2,155
Freeport-McMoRan Inc. 6.875% 2023	3,050	3,222
FXI Holdings, Inc. 7.875% 2024[7]	12,745	11,502
Georgia-Pacific Corp. 2.539% 2019[7]	12,000	11,995
Greif, Inc. 6.50% 2027[7]	2,715	2,837
H.I.G. Capital, LLC 6.75% 2024[7]	11,040	10,240
Hexion Inc. 7.875% 2027[7]	3,990	3,960
Holcim Ltd. 6.00% 2019[7]	1,607	1,625
Holcim Ltd. 5.15% 2023[7]	12,595	13,479
INEOS Group Holdings SA 5.625% 2024[7]	8,600	8,621
International Paper Co. 7.30% 2039	5,615	7,404
LSB Industries, Inc. 9.625% 2023[7]	21,955	23,108
LyondellBasell Industries NV 6.00% 2021	2,500	2,667
Mineral Resources Ltd. 8.125% 2027[7]	10,450	10,998
Mosaic Co. 3.25% 2022	1,500	1,526
Mosaic Co. 4.05% 2027	500	518
Neon Holdings, Inc. 10.125% 2026[7]	5,390	5,174
Norbord Inc. 5.75% 2027[7]	15,055	15,243
Nova Chemicals Corp. 5.25% 2027[7]	19,730	20,648
Novelis Corp. 6.25% 2024[7]	4,100	4,305
Nutrien Ltd. 5.00% 2049	850	951
Owens-Illinois, Inc. 5.875% 2023[7]	9,000	9,720
Platform Specialty Products Corp. 5.875% 2025[7]	3,850	3,937
Praxair, Inc. 3.00% 2021	2,500	2,537
Rayonier Advanced Materials Inc. 5.50% 2024[7]	13,933	11,216
Reynolds Group Inc. 5.75% 2020	9,638	9,685
Reynolds Group Inc. 7.00% 2024[7]	4,200	4,344
Ryerson Inc. 11.00% 2022[7]	48,221	50,956
S.P.C.M. SA 4.875% 2025[7]	9,190	9,325
Sealed Air Corp. 5.25% 2023[7]	1,855	1,985
Sherwin-Williams Co. 2.75% 2022	4,400	4,436
Sherwin-Williams Co. 3.125% 2024	1,500	1,532
Sherwin-Williams Co. 3.45% 2027	1,812	1,860
Sherwin-Williams Co. 4.50% 2047	3,115	3,332
Standard Industries Inc. 6.00% 2025[7]	2,075	2,181
Starfruit US Holdco LLC 8.00% 2026[7]	5,490	5,463
Summit Materials, Inc. 6.125% 2023	9,550	9,717
Summit Materials, Inc. 6.50% 2027[7]	3,865	4,097
TPC Group Inc. 8.75% 2020[7]	2,620	2,625
TPC Group Inc. 10.50% 2024[7]	13,211	13,938
Trivium Packaging BV 5.50% 2026[7]	4,267	4,411
Trivium Packaging BV 8.50% 2027[7]	1,085	1,145
The Income Fund of America — Page 24 of 41

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Materials (continued)	Principal amount (000)	Value (000)
Tronox Ltd. 5.75% 2025[7]	$2,550	$2,410
Tronox Ltd. 6.50% 2026[7]	20,544	19,750
Venator Materials Corp. 5.75% 2025[7]	34,800	30,885
Warrior Met Coal, Inc. 8.00% 2024[7]	10,318	10,788
Westlake Chemical Corp. 5.00% 2046	1,045	1,094
Westlake Chemical Corp. 4.375% 2047	915	881
Zekelman Industries Inc. 9.875% 2023[7]	6,846	7,218
		895,300
Industrials 0.80%
ABB Finance (USA) Inc. 2.875% 2022	1,000	1,015
ACCO Brands Corp. 5.25% 2024[7]	1,665	1,711
ADT Corp. 3.50% 2022	19,400	19,351
Airbus Group SE 2.70% 2023[7]	885	897
Allison Transmission Holdings, Inc. 5.00% 2024[7]	16,505	16,830
American Airlines, Inc. 5.50% 2019[7]	2,350	2,359
American Airlines, Inc., Series 2013-2, Class A, 4.95% 2024	4,643	4,877
ARAMARK Corp. 5.125% 2024	8,430	8,665
ARAMARK Corp. 5.00% 2025[7]	500	516
ARAMARK Corp. 5.00% 2028[7]	1,645	1,719
Ashtead Group PLC 4.125% 2025[7]	4,170	4,222
Associated Materials, LLC 9.00% 2024[7]	51,961	49,233
Avis Budget Group, Inc. 5.50% 2023	9,779	9,977
Avolon Holdings Funding Ltd. 3.625% 2022[7]	3,935	3,994
Avolon Holdings Funding Ltd. 3.95% 2024[7]	12,602	12,910
Beacon Roofing Supply, Inc. 4.875% 2025[7]	8,339	8,287
Boeing Co. 2.70% 2027	4,000	3,997
Boeing Co. 3.20% 2029	12,000	12,327
Boeing Co. 3.60% 2034	9,000	9,434
Bohai Financial Investment Holding Co., Ltd. 5.25% 2022[7]	5,148	5,447
Brand Energy 8.50% 2025[7]	6,355	5,592
Brookfield WEC Holdings Inc., Term Loan, (3-month USD-LIBOR + 3.50%) 5.734% 2025[9,10]	1,293	1,300
Brookfield WEC Holdings Inc., Term Loan, (3-month USD-LIBOR + 6.75%) 8.984% 2026[9,10]	4,605	4,664
Builders FirstSource, Inc. 5.625% 2024[7]	11,343	11,783
Burlington Northern Santa Fe LLC 3.55% 2050	10,000	10,122
Continental Airlines, Inc., Series 1999-2, Class B, 7.566% 2021	1	1
Continental Airlines, Inc., Series 2007-1, Class B, 6.903% 2022	1,946	2,029
Continental Airlines, Inc., Series 2000-1, Class B, 8.388% 2022	—[6]	—[6]
CSX Corp. 3.80% 2028	10,560	11,345
CSX Corp. 4.25% 2029	6,842	7,615
CSX Corp. 4.50% 2049	5,035	5,639
Delta Air Lines, Inc., Series 2002-1, Class G-1, MBIA insured, 6.718% 2024	3,468	3,695
Dun & Bradstreet Corp. 6.875% 2026[7]	19,950	21,303
Dun & Bradstreet Corp. 10.25% 2027[7]	7,570	8,166
Dun & Bradstreet Corp., Term Loan B, (3-month USD-LIBOR + 5.00%) 7.241% 2026[9,10]	8,470	8,526
ERAC USA Finance Co. 5.25% 2020[7]	5,000	5,166
Euramax International, Inc. 12.00% 2020[7]	26,149	26,378
Fortive Corp. 2.35% 2021	2,825	2,815
GE Capital International Funding Co. 4.418% 2035	3,250	3,286
General Dynamics Corp. 3.50% 2025	7,110	7,549
General Dynamics Corp. 3.75% 2028	8,290	9,056
General Electric Capital Corp. 3.373% 2025	4,000	4,077
General Electric Capital Corp., Series A, 6.00% 2019	2,577	2,578
General Electric Co. 2.70% 2022	7,750	7,741
The Income Fund of America — Page 25 of 41

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Industrials (continued)	Principal amount (000)	Value (000)
General Electric Co. 4.125% 2042	$11,000	$10,607
General Electric Co., junior subordinated, 5.00% (3-month USD-LIBOR + 3.33% on 1/21/2021)[8]	95,170	92,341
Hardwoods Acquisition Inc. 7.50% 2021[7]	13,649	8,326
Harris Corp. 2.70% 2020	1,315	1,317
Harris Corp. 3.832% 2025	740	780
Harsco Corp., 5.75% 2027[7]	1,700	1,755
HDTFS Inc. 6.25% 2022	400	406
Hertz Global Holdings Inc. 7.375% 2021	3,850	3,854
Hertz Global Holdings Inc. 7.625% 2022[7]	44,110	45,780
Honeywell International Inc. 2.30% 2024	7,485	7,494
Honeywell International Inc. 2.70% 2029	6,613	6,648
IHS Markit Ltd. 3.625% 2024	5,200	5,340
IHS Markit Ltd. 4.25% 2029	7,000	7,385
JELD-WEN Holding, Inc. 4.875% 2027[7]	4,595	4,509
KAR Auction Services, Inc. 5.125% 2025[7]	5,045	5,209
Kratos Defense & Security Solutions, Inc. 6.50% 2025[7]	2,080	2,228
LABL Escrow Issuer, LLC 6.75% 2026[7]	2,125	2,173
LABL Escrow Issuer, LLC 10.50% 2027[7]	5,105	5,156
Lockheed Martin Corp. 2.50% 2020	3,250	3,259
Lockheed Martin Corp. 3.10% 2023	695	715
Lockheed Martin Corp. 4.50% 2036	560	650
Lockheed Martin Corp. 4.70% 2046	4,560	5,528
LSC Communications, Inc. 8.75% 2023[7]	22,250	17,077
LSC Communications, Inc., Term Loan B, (3-month USD-LIBOR + 5.50%) 7.773% 2022[9,10]	4,500	3,864
Mexican Government 5.50% 2046	2,303	2,298
Mexican Government 5.50% 2047	3,708	3,699
Mexican Government 5.50% 2047[7]	215	214
Northrop Grumman Corp. 2.55% 2022	2,345	2,355
Northrop Grumman Corp. 2.93% 2025	9,570	9,748
Northrop Grumman Corp. 3.25% 2028	15,195	15,649
Parker-Hannifin Corp. 2.70% 2024	2,060	2,071
Parker-Hannifin Corp. 3.25% 2029	2,330	2,391
Parker-Hannifin Corp. 4.00% 2049	400	419
Pisces Parent LLC 8.00% 2026[7]	39,054	38,224
Pisces Parent LLC, Term Loan B, (3-month USD-LIBOR + 3.75%) 6.119% 2025[9,10]	4,490	4,391
PrimeSource Building Products Inc. 9.00% 2023[7]	8,957	8,487
R.R. Donnelley & Sons Co. 7.875% 2021	2,014	2,057
R.R. Donnelley & Sons Co. 6.50% 2023	14,780	14,743
Rexnord Corp. 4.875% 2025[7]	7,845	8,021
Rockwell Collins, Inc. 2.80% 2022	3,645	3,685
Rockwell Collins, Inc. 3.20% 2024	6,370	6,554
Roper Technologies, Inc. 2.80% 2021	1,725	1,736
Sensata Technologies Holding BV 4.875% 2023[7]	2,700	2,817
Siemens AG 2.70% 2022[7]	1,780	1,800
Siemens AG 2.35% 2026[7]	3,960	3,904
Thomson Reuters Corp. 4.30% 2023	1,905	2,021
Thomson Reuters Corp. 5.65% 2043	1,425	1,635
TransDigm Inc. 6.00% 2022	2,578	2,611
Uber Technologies, Inc. 7.50% 2023[7]	2,000	2,115
Uber Technologies, Inc. 8.00% 2026[7]	4,100	4,346
Union Pacific Corp. 3.75% 2025	4,720	5,033
Union Pacific Corp. 3.95% 2028	5,000	5,444
Union Pacific Corp. 3.70% 2029	7,845	8,419
Union Pacific Corp. 4.30% 2049	1,675	1,858
The Income Fund of America — Page 26 of 41

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Industrials (continued)	Principal amount (000)	Value (000)
Union Pacific Corp. 3.95% 2059	$1,715	$1,728
United Air Lines, Inc., Series 2007-1, Class A, 6.636% 2024	4,127	4,373
United Rentals, Inc. 4.625% 2025	5,050	5,138
United Technologies Corp. 3.65% 2023	16,760	17,559
United Technologies Corp. 3.95% 2025	14,140	15,244
United Technologies Corp. 3.125% 2027	1,250	1,292
United Technologies Corp. 4.125% 2028	6,315	6,981
United Technologies Corp. 4.625% 2048	2,950	3,494
Vinci SA 3.75% 2029[7]	6,844	7,383
Virgin Australia Holdings Ltd. 8.50% 2019[7]	41,650	42,223
Virgin Australia Holdings Ltd. 7.875% 2021[7]	1,750	1,805
Westinghouse Air Brake Technologies Corp. 4.40% 2024[8]	12,269	12,904
		879,464
Consumer staples 0.60%
Altria Group, Inc. 9.25% 2019	16,584	16,596
Altria Group, Inc. 3.80% 2024	1,945	2,027
Altria Group, Inc. 4.40% 2026	10,058	10,743
Altria Group, Inc. 4.80% 2029	24,635	26,528
Altria Group, Inc. 9.95% 2038	23,500	36,396
Altria Group, Inc. 5.80% 2039	26,295	30,194
Altria Group, Inc. 4.50% 2043	4,000	3,966
Altria Group, Inc. 5.95% 2049	13,666	15,787
Anheuser-Busch Co./InBev Worldwide 4.90% 2046	3,930	4,476
Anheuser-Busch InBev NV 4.15% 2025	6,000	6,460
Anheuser-Busch InBev NV 4.00% 2028	10,525	11,434
Anheuser-Busch InBev NV 4.75% 2029	5,756	6,559
Anheuser-Busch InBev NV 4.90% 2031	3,000	3,490
Anheuser-Busch InBev NV 5.45% 2039	6,000	7,267
Anheuser-Busch InBev NV 4.95% 2042	9,095	10,251
Anheuser-Busch InBev NV 4.60% 2048	1,915	2,110
Anheuser-Busch InBev NV 5.55% 2049	17,454	21,631
B&G Foods, Inc. 4.625% 2021	2,100	2,111
B&G Foods, Inc. 5.25% 2025	15,615	15,595
British American Tobacco International Finance PLC 3.95% 2025[7]	10,914	11,321
British American Tobacco PLC 2.764% 2022	9,140	9,146
British American Tobacco PLC 3.222% 2024	37,138	37,469
British American Tobacco PLC 3.557% 2027	32,989	32,915
British American Tobacco PLC 4.39% 2037	9,000	8,725
British American Tobacco PLC 4.54% 2047	10,440	9,896
Conagra Brands, Inc. 3.80% 2021	1,261	1,296
Conagra Brands, Inc. 4.30% 2024	15,832	16,859
Conagra Brands, Inc. 4.60% 2025	1,330	1,446
Conagra Brands, Inc. 5.30% 2038	3,094	3,444
Conagra Brands, Inc. 5.40% 2048	6,949	7,803
Constellation Brands, Inc. 2.65% 2022	14,345	14,415
Constellation Brands, Inc. 2.70% 2022	1,410	1,416
Constellation Brands, Inc. 3.20% 2023	14,130	14,437
Constellation Brands, Inc. 4.25% 2023	5,802	6,147
Constellation Brands, Inc. 3.60% 2028	1,850	1,932
Constellation Brands, Inc. 4.10% 2048	4,825	4,877
Costco Wholesale Corp. 2.30% 2022	3,500	3,519
Costco Wholesale Corp. 2.75% 2024	2,000	2,051
Cott Beverages Inc. 5.50% 2025[7]	4,390	4,516
The Income Fund of America — Page 27 of 41

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Consumer staples (continued)	Principal amount (000)	Value (000)
Darling Ingredients Inc. 5.25% 2027[7]	$935	$975
Energizer Holdings, Inc. 6.375% 2026[7]	5,385	5,627
Energizer Holdings, Inc. 7.75% 2027[7]	1,810	1,973
Energizer SpinCo Inc. 5.50% 2025[7]	2,150	2,188
First Quality Enterprises, Inc. 5.00% 2025[7]	6,875	6,995
First Quality Finance 4.625% 2021[7]	2,880	2,884
Imperial Tobacco Finance PLC 3.50% 2023[7]	10,000	10,165
Keurig Dr Pepper Inc. 4.057% 2023	20,795	21,823
Keurig Dr Pepper Inc. 4.417% 2025	9,913	10,662
Keurig Dr Pepper Inc. 4.597% 2028	4,889	5,370
Keurig Dr Pepper Inc. 4.985% 2038	8,185	9,202
Keurig Dr Pepper Inc. 5.085% 2048	7,248	8,221
Lamb Weston Holdings, Inc. 4.625% 2024[7]	1,585	1,664
Molson Coors Brewing Co. 2.10% 2021	5,210	5,177
Molson Coors Brewing Co. 3.00% 2026	2,770	2,768
Molson Coors Brewing Co. 4.20% 2046	4,200	4,059
Nestle Skin Health SA, Term Loan B, (3-month USD-LIBOR + 4.00%) 6.313% 2026[9,10]	6,394	6,422
Pernod Ricard SA 4.45% 2022[7]	3,125	3,276
Philip Morris International Inc. 2.375% 2022	5,035	5,036
Philip Morris International Inc. 2.50% 2022	4,975	4,996
Philip Morris International Inc. 2.625% 2022	8,405	8,460
Philip Morris International Inc. 2.875% 2024	6,121	6,215
Post Holdings, Inc. 5.00% 2026[7]	6,413	6,573
Post Holdings, Inc. 5.625% 2028[7]	5,485	5,663
Post Holdings, Inc. 5.50% 2029[7]	3,135	3,182
Prestige Brands International Inc. 5.375% 2021[7]	4,257	4,284
Reckitt Benckiser Treasury Services PLC 2.75% 2024[7]	1,350	1,361
Reynolds American Inc. 3.25% 2022	5,647	5,700
Reynolds American Inc. 4.45% 2025	9,133	9,694
Reynolds American Inc. 5.70% 2035	3,130	3,518
Reynolds American Inc. 5.85% 2045	16,200	17,820
Wal-Mart Stores, Inc. 3.125% 2021	8,500	8,675
Wal-Mart Stores, Inc. 2.35% 2022	4,000	4,028
Wal-Mart Stores, Inc. 3.40% 2023	3,170	3,318
Wal-Mart Stores, Inc. 2.85% 2024	5,752	5,919
Wal-Mart Stores, Inc. 3.05% 2026	2,225	2,326
Wal-Mart Stores, Inc. 3.70% 2028	6,204	6,781
Wal-Mart Stores, Inc. 3.25% 2029	3,228	3,436
WM. Wrigley Jr. Co. 2.90% 2019[7]	1,285	1,286
WM. Wrigley Jr. Co. 3.375% 2020[7]	5,500	5,564
		660,537
Information technology 0.48%
Almonde Inc., Term Loan B, (3-month USD-LIBOR + 3.50%) 5.902% 2024[9,10]	995	978
Almonde Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 9.446% 2025[9,10]	32,150	31,989
Applied Systems, Inc., Term Loan, (3-month USD-LIBOR + 7.00%) 9.33% 2025[9,10]	3,985	4,039
Banff Merger Sub Inc. 9.75% 2026[7]	4,410	3,966
Blackboard Inc., Term Loan B4, (3-month USD-LIBOR + 5.00%) 7.30% 2021[9,10]	2,396	2,391
Broadcom Inc. 3.625% 2024[7]	13,000	13,048
Broadcom Inc. 4.25% 2026[7]	49,000	49,418
Broadcom Inc. 4.75% 2029[7]	38,084	38,886
Broadcom Ltd. 3.00% 2022	12,750	12,805
Broadcom Ltd. 3.625% 2024	41,238	41,716
Broadcom Ltd. 3.875% 2027	37,645	36,780
The Income Fund of America — Page 28 of 41

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Information technology (continued)	Principal amount (000)	Value (000)
Broadcom Ltd. 3.50% 2028	$6,889	$6,490
Camelot Finance SA 7.875% 2024[7]	15,691	16,436
Colorado Buyer Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 9.61% 2025[9,10]	525	463
CommScope Finance LLC 8.25% 2027[7]	610	603
Dell Inc. 2.65% 2020	1,300	1,293
Diebold Nixdorf AG, Term Loan A-DD, (3-month USD-LIBOR + 3.50%) 5.75% 2020[9,10]	275	265
Diebold Nixdorf AG, Term Loan A, (3-month USD-LIBOR + 3.50%) 5.75% 2020[9,10]	45	43
Diebold Nixdorf AG, Term Loan A1, (3-month USD-LIBOR + 9.25%) 11.50% 2022[9,10]	7,281	7,729
Diebold Nixdorf AG, Term Loan B, (3-month USD-LIBOR + 2.75%) 5.125% 2023[9,10]	5,958	5,660
Diebold, Inc. 8.50% 2024	13,355	13,138
Ellucian, Inc. 9.00% 2023[7]	775	805
Fidelity National Information Services, Inc. 3.75% 2029	2,050	2,169
Financial & Risk US Holdings, Inc. 6.25% 2026[7]	1,609	1,734
Financial & Risk US Holdings, Inc. 8.25% 2026[7]	7,525	8,353
First Data Corp. 5.75% 2024[7]	7,650	7,882
Fiserv, Inc. 3.20% 2026	6,331	6,482
Fiserv, Inc. 3.50% 2029	11,125	11,433
Fiserv, Inc. 4.40% 2049	3,900	4,188
Genesys Telecommunications Laboratories, Inc. 10.00% 2024[7]	10,025	10,965
Go Daddy Operating Co. 5.25% 2027[7]	1,360	1,421
Infor (US), Inc. 6.50% 2022	9,770	9,978
International Business Machines Corp. 3.30% 2026	6,000	6,238
International Business Machines Corp. 3.50% 2029	6,950	7,283
Internet Brands, Inc., Term Loan, (3-month USD-LIBOR + 3.75%) 5.984% 2024[9,10]	1,599	1,591
Internet Brands, Inc., Term Loan, (3-month USD-LIBOR + 7.50%) 9.734% 2025[9,10]	2,685	2,715
Kronos Inc., Term Loan B, (3-month USD-LIBOR + 3.00%) 5.579% 2023[9,10]	1,605	1,609
Kronos Inc., Term Loan B, (3-month USD-LIBOR + 8.25%) 10.829% 2024[9,10]	27,510	28,432
McAfee, LLC, Term Loan, (3-month USD-LIBOR + 3.75%) 5.991% 2024[9,10]	12,280	12,288
McAfee, LLC, Term Loan, (3-month USD-LIBOR + 8.50%) 10.741% 2025[9,10]	153	155
Microsoft Corp. 1.55% 2021	2,000	1,981
Microsoft Corp. 2.65% 2022	6,000	6,110
Microsoft Corp. 2.875% 2024	6,865	7,067
Microsoft Corp. 3.30% 2027	16,000	16,919
Microsoft Corp. 4.20% 2035	6,000	6,907
Microsoft Corp. 3.70% 2046	2,500	2,712
Microsoft Corp. 4.25% 2047	1,750	2,066
Moneygram International Inc., Term Loan B, (3-month USD-LIBOR + 6.00%) 8.333% 2023[9,10]	2,140	2,114
QUALCOMM Inc. 4.30% 2047	3,425	3,663
Solera Holdings, Inc. 10.50% 2024[7]	3,350	3,604
Tempo Acquisition LLC 6.75% 2025[7]	4,875	5,052
Tempo Acquisition LLC 6.75% 2025[7]	1,200	1,243
Unisys Corp. 10.75% 2022[7]	21,490	23,693
Veritas Holdings Ltd. 7.50% 2023[7]	8,995	8,714
Veritas Holdings Ltd. 10.50% 2024[7]	5,484	4,853
Veritas US Inc., Term Loan B, (3-month USD-LIBOR + 4.50%) 6.734% 2023[9,10]	9,097	8,567
Vertafore Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 9.484% 2026[9,10]	2,025	2,028
Visa Inc. 3.15% 2025	8,000	8,361
VMware, Inc. 2.95% 2022	2,500	2,520
		532,031
Real estate 0.31%
Alexandria Real Estate Equities, Inc. 3.90% 2023	1,600	1,682
Alexandria Real Estate Equities, Inc. 3.80% 2026	985	1,036
Alexandria Real Estate Equities, Inc. 4.30% 2026	2,200	2,367
The Income Fund of America — Page 29 of 41

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Real estate (continued)	Principal amount (000)	Value (000)
Alexandria Real Estate Equities, Inc. 3.95% 2028	$1,695	$1,803
Alexandria Real Estate Equities, Inc. 4.50% 2029	1,355	1,507
Alexandria Real Estate Equities, Inc. 3.375% 2031	2,610	2,664
American Campus Communities, Inc. 3.35% 2020	3,380	3,410
American Campus Communities, Inc. 3.75% 2023	3,985	4,127
American Campus Communities, Inc. 4.125% 2024	28,615	30,251
American Campus Communities, Inc. 3.30% 2026	1,500	1,520
American Campus Communities, Inc. 3.625% 2027	765	785
American Tower Corp. 3.55% 2027	2,525	2,598
Brandywine Operating Partnership, LP 3.95% 2023	1,639	1,699
Brookfield Property REIT Inc. 5.75% 2026[7]	23,795	24,658
Corporate Office Properties LP 5.25% 2024	9,150	9,790
EPR Properties 4.75% 2026	3,495	3,709
Equinix, Inc. 5.75% 2025	525	545
Equinix, Inc. 5.875% 2026	1,275	1,357
Equinix, Inc. 5.375% 2027	10,880	11,706
Essex Portfolio LP 3.625% 2022	9,550	9,830
Essex Portfolio LP 3.25% 2023	4,400	4,485
Essex Portfolio LP 3.875% 2024	5,900	6,195
Essex Portfolio LP 4.00% 2029	1,230	1,320
Hospitality Properties Trust 4.25% 2021	20,500	20,777
Hospitality Properties Trust 4.50% 2023	7,835	8,081
Hospitality Properties Trust 4.50% 2025	1,960	1,967
Hospitality Properties Trust 3.95% 2028	1,990	1,880
Host Hotels & Resorts LP 4.50% 2026	2,700	2,866
Howard Hughes Corp. 5.375% 2025[7]	14,391	14,823
Iron Mountain Inc. 5.75% 2024[4]	5,925	5,982
Iron Mountain Inc. 4.875% 2027[4,7]	1,875	1,870
Iron Mountain Inc. 5.25% 2028[4,7]	13,575	13,711
Kimco Realty Corp. 4.125% 2046	2,135	2,178
Medical Properties Trust, Inc. 5.00% 2027	7,000	7,245
Prologis, Inc. 4.25% 2023	25,000	26,750
Realogy Corp. 5.25% 2021[7]	13,002	12,579
Realogy Corp. 4.875% 2023[7]	21,935	18,645
Realogy Corp. 9.375% 2027[7]	14,590	12,693
SBA Communications Corp. 4.00% 2022	7,500	7,628
Scentre Group 2.375% 2021[7]	4,575	4,559
Scentre Group 3.25% 2025[7]	4,365	4,408
Scentre Group 3.50% 2025[7]	5,455	5,581
Scentre Group 3.75% 2027[7]	3,000	3,112
Select Income REIT 3.60% 2020	5,775	5,788
Select Income REIT 4.15% 2022	1,035	1,051
WEA Finance LLC 2.70% 2019[7]	5,620	5,619
WEA Finance LLC 3.25% 2020[7]	8,638	8,707
Westfield Corp. Ltd. 3.15% 2022[7]	6,020	6,103
Westfield Corp. Ltd. 3.50% 2029[7]	4,200	4,282
		337,929
Total corporate bonds & notes		12,269,912
The Income Fund of America — Page 30 of 41

Bonds, notes & other debt instruments (continued) U.S. Treasury bonds & notes 10.94% U.S. Treasury 10.64%	Principal amount (000)	Value (000)
U.S. Treasury 1.25% 2020	$180,000	$179,230
U.S. Treasury 1.375% 2020	55,000	54,595
U.S. Treasury 1.375% 2020	23,000	22,891
U.S. Treasury 1.50% 2020	22,000	21,895
U.S. Treasury 1.625% 2020	20,000	19,940
U.S. Treasury 2.25% 2020	104,400	104,498
U.S. Treasury 2.375% 2020	522,300	523,381
U.S. Treasury 2.50% 2020	25,000	25,099
U.S. Treasury 2.625% 2020[13]	1,970,000	1,981,229
U.S. Treasury 2.625% 2020	57,585	57,950
U.S. Treasury 2.75% 2020	6,500	6,556
U.S. Treasury 1.375% 2021	129,000	127,922
U.S. Treasury 1.625% 2021	1,750,000	1,741,687
U.S. Treasury 2.00% 2021	65,000	65,210
U.S. Treasury 2.125% 2021	40,000	40,161
U.S. Treasury 2.125% 2021	33,000	33,163
U.S. Treasury 2.25% 2021	500,000	502,650
U.S. Treasury 2.25% 2021	205,000	206,179
U.S. Treasury 2.25% 2021	1,000	1,005
U.S. Treasury 2.375% 2021	17,000	17,130
U.S. Treasury 2.50% 2021	250,000	252,215
U.S. Treasury 2.50% 2021	120,000	120,991
U.S. Treasury 2.625% 2021	1,682,750	1,706,443
U.S. Treasury 2.625% 2021	600,000	611,178
U.S. Treasury 2.625% 2021	1,000	1,013
U.S. Treasury 2.75% 2021	20,000	20,374
U.S. Treasury 1.75% 2022	100,000	99,832
U.S. Treasury 1.875% 2022	49,000	49,063
U.S. Treasury 2.125% 2022	951,000	958,465
U.S. Treasury 2.125% 2022	28,000	28,278
U.S. Treasury 1.625% 2023	21,000	20,834
U.S. Treasury 1.75% 2023	4,900	4,882
U.S. Treasury 2.375% 2023	25,000	25,442
U.S. Treasury 2.50% 2023	13,056	13,358
U.S. Treasury 2.75% 2023	123,800	128,075
U.S. Treasury 2.75% 2023	42,500	43,878
U.S. Treasury 6.25% 2023	14,000	16,412
U.S. Treasury 1.75% 2024	20,000	19,910
U.S. Treasury 1.75% 2024	6,690	6,660
U.S. Treasury 2.00% 2024	40,000	40,270
U.S. Treasury 2.00% 2024	7,500	7,556
U.S. Treasury 2.125% 2024	10,000	10,122
U.S. Treasury 2.25% 2024	80,500	81,962
U.S. Treasury 2.00% 2025	184,000	185,086
U.S. Treasury 2.00% 2025	35,000	35,230
U.S. Treasury 2.25% 2025	22,000	22,445
U.S. Treasury 2.50% 2025	500	516
U.S. Treasury 2.625% 2025	70,000	72,789
U.S. Treasury 2.75% 2025	40,000	41,850
U.S. Treasury 2.75% 2025	9,000	9,430
U.S. Treasury 2.875% 2025	40,000	42,170
U.S. Treasury 2.875% 2025	30,000	31,657
U.S. Treasury 2.875% 2025	20,000	21,077
U.S. Treasury 1.625% 2026	30,000	29,457
The Income Fund of America — Page 31 of 41

Bonds, notes & other debt instruments (continued) U.S. Treasury bonds & notes (continued) U.S. Treasury (continued)	Principal amount (000)	Value (000)
U.S. Treasury 1.875% 2026	$230,360	$229,821
U.S. Treasury 2.125% 2026	13,000	13,165
U.S. Treasury 2.25% 2026	5,250	5,358
U.S. Treasury 2.50% 2026	40,000	41,433
U.S. Treasury 2.25% 2027	100	102
U.S. Treasury 2.375% 2027	750	773
U.S. Treasury 2.75% 2028	100	106
U.S. Treasury 2.875% 2028	28,000	29,989
U.S. Treasury 2.875% 2028	5,000	5,360
U.S. Treasury 5.50% 2028	1,000	1,291
U.S. Treasury 2.375% 2029	117,998	121,713
U.S. Treasury 2.625% 2029	19,000	20,000
U.S. Treasury 4.50% 2036	100	132
U.S. Treasury 4.50% 2038	100	134
U.S. Treasury 3.125% 2043	100	112
U.S. Treasury 3.75% 2043	1,500	1,848
U.S. Treasury 2.875% 2045[13]	77,075	82,387
U.S. Treasury 3.00% 2045	15,053	16,482
U.S. Treasury 2.25% 2046[13]	120	113
U.S. Treasury 2.875% 2046[13]	57,970	62,057
U.S. Treasury 2.75% 2047	10,000	10,440
U.S. Treasury 3.00% 2047	617	677
U.S. Treasury 3.00% 2048	180	197
U.S. Treasury 3.125% 2048	17,250	19,348
U.S. Treasury 2.875% 2049[13]	301,748	323,718
U.S. Treasury 3.00% 2049[13]	209,557	230,070
		11,708,117
U.S. Treasury inflation-protected securities 0.30%
U.S. Treasury Inflation-Protected Security 0.50% 2024[14]	4,979	5,033
U.S. Treasury Inflation-Protected Security 0.625% 2024[14]	65,848	66,931
U.S. Treasury Inflation-Protected Security 0.375% 2025[14]	9,718	9,826
U.S. Treasury Inflation-Protected Security 0.375% 2027[14]	1,832	1,853
U.S. Treasury Inflation-Protected Security 0.50% 2028[14]	88,242	89,855
U.S. Treasury Inflation-Protected Security 1.375% 2044[14]	30,573	35,163
U.S. Treasury Inflation-Protected Security 0.875% 2047[14]	8,487	8,777
U.S. Treasury Inflation-Protected Security 1.00% 2049[14]	101,433	108,993
		326,431
Total U.S. Treasury bonds & notes		12,034,548
Mortgage-backed obligations 3.23%
Arroyo Mortgage Trust, Series 2018-1, Class A1, 3.763% 2048[7,9,15]	12,195	12,504
Bellemeade Re Ltd., Series 2019-3A, Class M1B, (1-month USD-LIBOR + 1.60%) 2.298% 2029[7,9,15]	10,160	10,242
Bunker Hill Loan Depositary Trust, Series 2019-1, Class A1, 3.613% 2048[7,9,15]	2,230	2,259
Bunker Hill Loan Depositary Trust, Series 2019-1, Class A3, 3.919% 2048[7,9,15]	3,323	3,374
Cascade Funding Mortgage Trust, Series 2018-RM2, Class A, 4.00% 2068[7,9,15]	2,718	2,791
Countrywide Alternative Loan Trust, Series 2005-54CB, Class 2A5, 5.50% 2035[15]	2,976	2,612
Countrywide Alternative Loan Trust, Series 2007-HY4, Class 3A1, 4.024% 2047[9,15]	1,938	1,667
CS First Boston Mortgage Securities Corp., Series 2004-5, Class IVA1, 6.00% 2034[15]	627	655
Fannie Mae 7.00% 2047[15]	277	310
Fannie Mae 7.00% 2047[15]	141	158
Fannie Mae 7.00% 2047[15]	83	93
Fannie Mae 7.00% 2047[15]	19	21
The Income Fund of America — Page 32 of 41

Bonds, notes & other debt instruments (continued) Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae Pool #MA0235 4.00% 2019[15]	$43	$44
Fannie Mae Pool #AE4094 3.50% 2020[15]	1	1
Fannie Mae Pool #MA0322 4.00% 2020[15]	133	138
Fannie Mae Pool #MA0517 4.00% 2020[15]	27	28
Fannie Mae Pool #MA0613 4.00% 2020[15]	24	25
Fannie Mae Pool #MA0459 4.00% 2020[15]	21	22
Fannie Mae Pool #935986 4.00% 2020[15]	17	18
Fannie Mae Pool #MA3904 4.00% 2021[15]	44	46
Fannie Mae Pool #AL0956 4.00% 2021[15]	36	37
Fannie Mae Pool #AL0202 4.00% 2021[15]	22	22
Fannie Mae Pool #MA0688 4.00% 2021[15]	10	11
Fannie Mae Pool #885290 6.00% 2021[15]	25	26
Fannie Mae Pool #AC1224 4.00% 2024[15]	873	908
Fannie Mae Pool #310116 4.00% 2024[15]	426	443
Fannie Mae Pool #BM1378 4.00% 2024[15]	196	204
Fannie Mae Pool #BM4112 4.00% 2024[15]	133	138
Fannie Mae Pool #AC0401 4.00% 2024[15]	48	50
Fannie Mae Pool #932119 4.50% 2024[15]	671	695
Fannie Mae Pool #995265 5.50% 2024[15]	48	50
Fannie Mae Pool #AE9743 3.50% 2025[15]	909	939
Fannie Mae Pool #MA2200 3.50% 2025[15]	59	61
Fannie Mae Pool #AD8191 4.00% 2025[15]	271	282
Fannie Mae Pool #AD3942 4.00% 2025[15]	8	9
Fannie Mae Pool #AB1066 4.00% 2025[15]	5	5
Fannie Mae Pool #AD6392 4.50% 2025[15]	573	602
Fannie Mae Pool #AD3149 4.50% 2025[15]	324	340
Fannie Mae Pool #AD6119 4.50% 2025[15]	305	316
Fannie Mae Pool #AD5692 4.50% 2025[15]	291	306
Fannie Mae Pool #AI6180 4.00% 2026[15]	147	153
Fannie Mae Pool #AH6941 4.00% 2026[15]	6	6
Fannie Mae Pool #888204 6.00% 2026[15]	553	609
Fannie Mae Pool #AL6615 3.50% 2027[15]	643	664
Fannie Mae Pool #BM4533 4.00% 2027[15]	2,411	2,509
Fannie Mae Pool #AL8347 4.00% 2029[15]	733	763
Fannie Mae Pool #890805 4.00% 2031[15]	887	923
Fannie Mae Pool #MA3541 4.00% 2033[15]	863	900
Fannie Mae Pool #BM5494 4.00% 2033[15]	329	342
Fannie Mae Pool #BJ6249 4.00% 2033[15]	248	262
Fannie Mae Pool #254767 5.50% 2033[15]	222	247
Fannie Mae Pool #MA3695 3.00% 2034[15]	250,983	256,144
Fannie Mae Pool #MA3657 3.00% 2034[15]	85,507	87,247
Fannie Mae Pool #MA3611 4.00% 2034[15]	399	417
Fannie Mae Pool #BN1085 4.00% 2034[15]	38	39
Fannie Mae Pool #735228 5.50% 2035[15]	199	223
Fannie Mae Pool #AS8554 3.00% 2036[15]	35,858	36,538
Fannie Mae Pool #AS8355 3.00% 2036[15]	17,886	18,225
Fannie Mae Pool #BE4703 3.00% 2036[15]	959	977
Fannie Mae Pool #888795 5.50% 2036[15]	1,206	1,350
Fannie Mae Pool #256308 6.00% 2036[15]	369	419
Fannie Mae Pool #878099 6.00% 2036[15]	287	327
Fannie Mae Pool #880426 6.00% 2036[15]	66	73
Fannie Mae Pool #AS8628 3.00% 2037[15]	17,835	18,173
Fannie Mae Pool #AS8773 3.00% 2037[15]	10,897	11,104
Fannie Mae Pool #MA2897 3.00% 2037[15]	10,745	10,948
Fannie Mae Pool #888637 6.00% 2037[15]	2,054	2,336
The Income Fund of America — Page 33 of 41

Bonds, notes & other debt instruments (continued) Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae Pool #950991 6.00% 2037[15]	$726	$815
Fannie Mae Pool #936999 6.00% 2037[15]	626	708
Fannie Mae Pool #941315 6.50% 2037[15]	214	243
Fannie Mae Pool #945832 6.50% 2037[15]	99	114
Fannie Mae Pool #995674 6.00% 2038[15]	1,218	1,394
Fannie Mae Pool #929964 6.00% 2038[15]	690	786
Fannie Mae Pool #MA3697 3.00% 2039[15]	130,026	132,088
Fannie Mae Pool #AE0967 3.50% 2039[15]	186	192
Fannie Mae Pool #932274 4.50% 2039[15]	12,314	13,275
Fannie Mae Pool #AC0479 6.00% 2039[15]	417	464
Fannie Mae Pool #AE0443 6.50% 2039[15]	240	277
Fannie Mae Pool #AE4483 4.00% 2040[15]	3,620	3,839
Fannie Mae Pool #AE8073 4.00% 2040[15]	249	264
Fannie Mae Pool #AE9377 4.50% 2040[15]	25	27
Fannie Mae Pool #AH0861 4.50% 2040[15]	8	9
Fannie Mae Pool #AD4927 5.00% 2040[15]	3,372	3,678
Fannie Mae Pool #AE0828 3.50% 2041[15]	104	108
Fannie Mae Pool #AB4050 4.00% 2041[15]	425	453
Fannie Mae Pool #AJ4189 4.00% 2041[15]	256	273
Fannie Mae Pool #AJ4154 4.00% 2041[15]	238	254
Fannie Mae Pool #AJ0257 4.00% 2041[15]	103	109
Fannie Mae Pool #AB2470 4.50% 2041[15]	102	111
Fannie Mae Pool #AI8482 5.00% 2041[15]	234	255
Fannie Mae Pool #AI5571 5.00% 2041[15]	213	233
Fannie Mae Pool #AI3422 5.00% 2041[15]	174	191
Fannie Mae Pool #AI4836 5.00% 2041[15]	159	175
Fannie Mae Pool #AB5377 3.50% 2042[15]	28,133	29,317
Fannie Mae Pool #AO9140 3.50% 2042[15]	10,339	10,771
Fannie Mae Pool #AL2745 4.00% 2042[15]	2,055	2,190
Fannie Mae Pool #890407 4.00% 2042[15]	681	723
Fannie Mae Pool #AU3742 3.50% 2043[15]	19,320	20,132
Fannie Mae Pool #AU8813 4.00% 2043[15]	2,466	2,654
Fannie Mae Pool #AU9348 4.00% 2043[15]	1,766	1,901
Fannie Mae Pool #AU9350 4.00% 2043[15]	1,652	1,760
Fannie Mae Pool #AX2572 4.00% 2044[15]	26,565	28,094
Fannie Mae Pool #AL8354 3.50% 2045[15]	11,656	12,148
Fannie Mae Pool #AS5722 3.50% 2045[15]	10,518	10,869
Fannie Mae Pool #BC4764 3.00% 2046[15]	60,788	61,722
Fannie Mae Pool #BC0157 3.50% 2046[15]	49,848	51,837
Fannie Mae Pool #AL8522 3.50% 2046[15]	22,903	23,832
Fannie Mae Pool #AS7388 3.50% 2046[15]	22,704	23,432
Fannie Mae Pool #BD7522 3.50% 2046[15]	22,257	22,964
Fannie Mae Pool #BC6009 3.50% 2046[15]	18,813	19,426
Fannie Mae Pool #CA1761 3.50% 2046[15]	9,219	9,526
Fannie Mae Pool #BD8705 3.50% 2046[15]	6,031	6,221
Fannie Mae Pool #BF0302 3.00% 2047[15]	22,220	22,180
Fannie Mae Pool #MA3147 3.00% 2047[15]	22	23
Fannie Mae Pool #BE7961 3.50% 2047[15]	12,082	12,463
Fannie Mae Pool #BH4084 3.50% 2047[15]	8,507	8,813
Fannie Mae Pool #CA0487 3.50% 2047[15]	4,549	4,712
Fannie Mae Pool #BM3065 3.50% 2047[15]	2,109	2,171
Fannie Mae Pool #CA0770 3.50% 2047[15]	1,234	1,272
Fannie Mae Pool #BH7772 3.50% 2047[15]	969	998
Fannie Mae Pool #AS9454 4.00% 2047[15]	47,203	49,601
Fannie Mae Pool #MA3121 4.00% 2047[15]	13,721	14,327
The Income Fund of America — Page 34 of 41

Bonds, notes & other debt instruments (continued) Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae Pool #947661 6.50% 2047[15]	$243	$260
Fannie Mae Pool #BF0293 3.00% 2048[15]	23,768	24,167
Fannie Mae Pool #CA2690 3.00% 2048[15]	15	16
Fannie Mae Pool #MA3305 3.50% 2048[15]	97,414	100,368
Fannie Mae Pool #MA3332 3.50% 2048[15]	61,664	63,568
Fannie Mae Pool #BJ3775 3.50% 2048[15]	20,201	20,824
Fannie Mae Pool #BJ0648 3.50% 2048[15]	4,954	5,107
Fannie Mae Pool #MA3276 3.50% 2048[15]	4,802	4,952
Fannie Mae Pool #BN2844 3.50% 2048[15]	1,340	1,376
Fannie Mae Pool #BM4703 3.50% 2048[15]	1,047	1,080
Fannie Mae Pool #MA3357 4.00% 2048[15]	29,666	30,846
Fannie Mae Pool #MA3306 4.00% 2048[15]	24,575	25,559
Fannie Mae Pool #MA3467 4.00% 2048[15]	14,397	14,904
Fannie Mae Pool #MA3443 4.00% 2048[15]	1,065	1,103
Fannie Mae Pool #BK0920 4.00% 2048[15]	568	590
Fannie Mae Pool #CA2204 4.50% 2048[15]	57,809	60,832
Fannie Mae Pool #CA3807 3.00% 2049[15]	3,963	4,023
Fannie Mae Pool #CA3806 3.00% 2049[15]	2,004	2,036
Fannie Mae Pool #BN3127 3.50% 2049[15]	4,863	5,009
Fannie Mae, Series 2001-4, Class NA, 9.033% 2025[9,15]	—[6]	—[6]
Fannie Mae, Series 2001-4, Class GA, 9.175% 2025[9,15]	8	8
Fannie Mae, Series 2001-20, Class E, 9.50% 2031[9,15]	7	7
Fannie Mae, Series 2007-33, Class HE, 5.50% 2037[15]	2,215	2,489
Fannie Mae, Series 2007-24, Class P, 6.00% 2037[15]	983	1,122
Fannie Mae, Series 2001-T10, Class A1, 7.00% 2041[15]	199	229
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041[15]	195	219
Fannie Mae, Series 2002-W3, Class A5, 7.50% 2041[15]	131	153
Fannie Mae, Series 2002-W1, Class 2A, 7.50% 2042[9,15]	388	419
Fannie Mae, Series 2012-M14, Class A2, Multi Family, 2.301% 2022[9,15]	4,097	4,117
Fannie Mae, Series 2012-M9, Class A2, Multi Family, 2.482% 2022[15]	8,944	8,999
Fannie Mae, Series 2012-M5, Class A2, Multi Family, 2.715% 2022[15]	5,599	5,650
Fannie Mae, Series 2013-M14, Class A2, Multi Family, 3.329% 2023[9,15]	7,920	8,256
Fannie Mae, Series 2014-M2, Class A2, Multi Family, 3.513% 2023[9,15]	8,253	8,662
Fannie Mae, Series 2014-M9, Class A2, Multi Family, 3.103% 2024[9,15]	7,990	8,297
Fannie Mae, Series 2014-M3, Class A2, Multi Family, 3.467% 2024[9,15]	8,259	8,663
Fannie Mae, Series 2017-M3, Class A2, Multi Family, 2.484% 2026[9,15]	16,665	16,816
Finance of America Structured Securities Trust, Series 2019-JR2, Class A1, 2.00% 2069[7,15]	12,000	12,466
Finance of America Structured Securities Trust, Series 2019-JR1, Class A, 2.00% 2069[7,15]	11,752	12,313
Freddie Mac 3.50% 2026[15]	14,757	15,254
Freddie Mac 3.00% 2033[15]	69	70
Freddie Mac 3.50% 2033[15]	7,045	7,301
Freddie Mac 4.50% 2035[15]	6,039	6,515
Freddie Mac 3.00% 2036[15]	881	898
Freddie Mac 3.00% 2036[15]	563	574
Freddie Mac 6.50% 2038[15]	598	675
Freddie Mac 4.50% 2039[15]	589	636
Freddie Mac 5.00% 2039[15]	919	1,008
Freddie Mac 5.00% 2039[15]	556	607
Freddie Mac 4.50% 2040[15]	13,821	14,921
Freddie Mac 4.00% 2041[15]	1,102	1,169
Freddie Mac 4.50% 2041[15]	1,171	1,265
Freddie Mac 4.50% 2041[15]	1,125	1,214
Freddie Mac 4.50% 2041[15]	931	1,002
Freddie Mac 5.00% 2041[15]	69	75
Freddie Mac 4.50% 2042[15]	2,134	2,304
The Income Fund of America — Page 35 of 41

Bonds, notes & other debt instruments (continued) Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Freddie Mac 4.50% 2042[15]	$1,282	$1,384
Freddie Mac 4.00% 2043[15]	3,631	3,871
Freddie Mac 3.00% 2046[15]	9,861	10,060
Freddie Mac 4.00% 2046[15]	18,337	19,292
Freddie Mac 4.00% 2046[15]	13,200	13,899
Freddie Mac 4.00% 2046[15]	11,431	12,034
Freddie Mac 4.50% 2046[15]	9,389	9,900
Freddie Mac 4.50% 2046[15]	2,707	2,869
Freddie Mac 3.50% 2047[15]	79,082	81,578
Freddie Mac 3.50% 2047[15]	35,797	37,109
Freddie Mac 3.50% 2047[15]	22,820	23,647
Freddie Mac 3.50% 2047[15]	20,000	20,636
Freddie Mac 3.50% 2047[15]	9,506	9,805
Freddie Mac 3.50% 2047[15]	1,683	1,744
Freddie Mac 4.00% 2047[15]	30,994	32,328
Freddie Mac 3.50% 2048[15]	19,585	20,213
Freddie Mac 3.50% 2048[15]	17,322	17,848
Freddie Mac 3.50% 2048[15]	1,971	2,046
Freddie Mac 4.00% 2048[15]	69,664	72,161
Freddie Mac 4.00% 2048[15]	54,333	56,280
Freddie Mac 4.00% 2048[15]	4,811	5,013
Freddie Mac Pool #J38004 3.00% 2032[15]	1,721	1,759
Freddie Mac Pool #G18681 3.00% 2033[15]	72,423	73,989
Freddie Mac Pool #G16550 3.00% 2033[15]	58,022	59,277
Freddie Mac Pool #ZS8715 3.00% 2033[15]	1,565	1,597
Freddie Mac Pool #ZS8710 3.00% 2033[15]	1,386	1,415
Freddie Mac Pool #G18695 3.00% 2033[15]	949	969
Freddie Mac Pool #G18732 3.00% 2034[15]	98,074	100,144
Freddie Mac Pool #G18729 3.00% 2034[15]	5,287	5,399
Freddie Mac Pool #G18722 3.00% 2034[15]	1,881	1,921
Freddie Mac Pool #G18719 3.00% 2034[15]	1,867	1,906
Freddie Mac Pool #J40197 3.00% 2034[15]	1,417	1,447
Freddie Mac Pool #G18725 3.00% 2034[15]	1,408	1,438
Freddie Mac Pool #RB5005 3.00% 2039[15]	3,136	3,186
Freddie Mac Pool #Q23185 4.00% 2043[15]	2,034	2,191
Freddie Mac Pool #G67701 3.00% 2046[15]	69,068	70,187
Freddie Mac Pool #G61733 3.00% 2047[15]	12,507	12,706
Freddie Mac Pool #G61161 3.50% 2047[15]	5,879	6,068
Freddie Mac Pool #G08799 3.00% 2048[15]	60,734	61,617
Freddie Mac Pool #Q54900 3.50% 2048[15]	21,688	22,375
Freddie Mac Pool #Q63663 3.00% 2049[15]	12,579	12,768
Freddie Mac, Series 2890, Class KT, 4.50% 2019[15]	10	10
Freddie Mac, Series 2289, Class NB, 9.00% 2022[9,15]	1	1
Freddie Mac, Series 2014-HQ2, Class M2, (1-month USD-LIBOR + 2.20%) 4.466% 2024[9,15]	3,187	3,232
Freddie Mac, Series 2015-HQ2, Class M2, (1-month USD-LIBOR + 1.95%) 4.216% 2025[9,15]	2,025	2,055
Freddie Mac, Series 3257, Class PA, 5.50% 2036[15]	2,177	2,470
Freddie Mac, Series 3286, Class JN, 5.50% 2037[15]	1,705	1,840
Freddie Mac, Series 3318, Class JT, 5.50% 2037[15]	979	1,071
Freddie Mac, Series K036, Class A1, Multi Family, 2.777% 2023[15]	6,387	6,447
Freddie Mac, Series K733, Class A2, Multi Family, 3.75% 2025[9,15]	5,913	6,381
Freddie Mac, Series K734, Class A2, Multi Family, 3.208% 2026[15]	11,055	11,635
Freddie Mac, Series K066, Class A2, Multi Family, 3.117% 2027[15]	6,340	6,673
Freddie Mac, Series K067, Class A2, Multi Family, 3.194% 2027[15]	7,695	8,147
Freddie Mac, Series K069, Class A2, Multi Family, 3.187% 2027[9,15]	5,700	6,033
Freddie Mac, Series K070, Class A2, Multi Family, 3.303% 2027[9,15]	3,495	3,730
The Income Fund of America — Page 36 of 41

Bonds, notes & other debt instruments (continued) Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Freddie Mac, Series K076, Class A2, Multi Family, 3.90% 2028[15]	$4,164	$4,630
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 2.50% 2056[15]	14,498	14,673
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HA, 2.50% 2056[15]	13,961	14,264
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 2056[15]	13,869	14,021
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 2056[9,15]	13,721	13,870
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class MA, 3.00% 2056[15]	1,648	1,674
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 2.75% 2057[9,15]	3,424	3,470
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 2057[15]	2,707	2,768
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class M45T, 4.50% 2057[15]	7,804	8,229
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 2058[15]	8,074	8,382
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 2028[15]	4,857	5,049
Government National Mortgage Assn. 4.50% 2041[15]	717	754
Government National Mortgage Assn. 4.00% 2048[15]	29,001	30,180
Government National Mortgage Assn. 4.00% 2048[15]	17,647	18,539
Government National Mortgage Assn. 4.00% 2048[15]	5,070	5,383
Government National Mortgage Assn. 4.00% 2049[15,16]	30,000	31,148
Government National Mortgage Assn. 4.50% 2049[15]	19,648	20,512
Government National Mortgage Assn. 4.50% 2049[15]	15,363	16,017
Government National Mortgage Assn. 4.50% 2049[15,16]	507	528
Government National Mortgage Assn. Pool #MA5876 4.00% 2049[15]	44,967	46,753
Government National Mortgage Assn. Pool #MA5931 4.00% 2049[15]	11,125	11,569
Government National Mortgage Assn. Pool #MA5711 4.50% 2049[15]	105,825	110,332
Government National Mortgage Assn. Pool #MA5987 4.50% 2049[15]	6,982	7,330
Government National Mortgage Assn. Pool #MA5932 4.50% 2049[15]	1,266	1,326
Government National Mortgage Assn. Pool #MA6041 4.50% 2049[15]	1,020	1,070
IndyMac INDX Mortgage Loan Trust, Series 2006-AR5, Class 2A1, 3.833% 2036[9,15]	3,215	2,898
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 2026[7,15]	2,070	2,175
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class AM, 6.114% 2040[9,15]	17	17
Morgan Stanley Capital I Trust, Series 2014-CPT, Class A, 3.35% 2029[7,15]	6,370	6,479
Sequoia Mortgage Trust, Series 2018-CH1, Class A1, 4.00% 2048[7,9,15]	6,821	7,070
Starwood Mortgage Residential Trust, Series 2019-IMC1, Class A1, 3.468% 2049[7,9,15]	4,638	4,702
Starwood Mortgage Residential Trust, Series 2019-IMC1, Class A3, 3.754% 2049[7,9,15]	5,566	5,641
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 6A, 3.961% 2036[9,15]	2,026	1,747
Towd Point Mortgage Trust, Series 2019-SJ1, Class A1, 3.75% 2058[7,9,15]	2,838	2,866
Uniform Mortgage-Backed Security 3.50% 2034[15,16]	24,302	25,103
Uniform Mortgage-Backed Security 4.00% 2034[15,16]	19,384	20,137
Uniform Mortgage-Backed Security 3.00% 2049[15,16]	19,804	19,968
Uniform Mortgage-Backed Security 3.00% 2049[15]	10,897	10,994
Uniform Mortgage-Backed Security 4.00% 2049[15,16]	200,079	207,051
Uniform Mortgage-Backed Security 4.00% 2049[15,16]	98,463	101,925
Uniform Mortgage-Backed Security 4.50% 2049[15,16]	145,350	152,309
		3,551,131
Federal agency bonds & notes 0.62%
Fannie Mae 2.75% 2021	90,000	91,402
Fannie Mae 6.25% 2029	32,000	43,148
Federal Home Loan Bank 1.50% 2019	50,000	49,928
Federal Home Loan Bank 2.125% 2020	95,000	94,973
Federal Home Loan Bank 2.375% 2020	125,000	125,243
Freddie Mac 1.875% 2020	75,000	74,878
Freddie Mac 2.50% 2020	200,000	200,470
		680,042
The Income Fund of America — Page 37 of 41

Bonds, notes & other debt instruments (continued) Asset-backed obligations 0.19%	Principal amount (000)	Value (000)
Aesop Funding LLC, Series 2014-2A, Class A, 2.50% 2021[7,15]	$8,000	$7,999
AmeriCredit Automobile Receivables Trust, Series 2015-2, Class C, 2.40% 2021[15]	590	590
Angel Oak Capital Advisors LLC, CLO, Series 2013-9A, Class A1R, (3-month USD-LIBOR + 1.01%) 3.288% 2025[7,9,15]	587	587
CarMaxAuto Owner Trust, Series 2019-2, Class C, 3.16% 2025[15]	450	457
Cloud Pass-Through Trust, Series 19-1A, Class CLOU, 3.554% 2022[7,9,15]	4,561	4,614
CPS Auto Receivables Trust, Series 2019-B, Class C, 3.35% 2024[7,15]	1,040	1,053
CPS Auto Receivables Trust, Series 2019-C, Class C, 2.84% 2025[7,15]	1,040	1,039
CPS Auto Receivables Trust, Series 2019-C, Class D, 3.17% 2025[7,15]	1,575	1,576
CPS Auto Receivables Trust, Series 2019-B, Class D, 3.69% 2025[7,15]	3,805	3,854
CWHEQ Revolving Home Equity Loan Trust, Series 2006-I, Class 2A, FSA insured, (1-month USD-LIBOR + 0.14%) 2.465% 2037[9,15]	713	688
CWHEQ Revolving Home Equity Loan Trust, Series 2007-B, Class A, FSA insured, (1-month USD-LIBOR + 0.15%) 2.475% 2037[9,15]	1,264	1,226
Drive Auto Receivables Trust, Series 2019-2, Class B, 3.17% 2023[15]	3,375	3,416
Drive Auto Receivables Trust, Series 2019-3, Class C, 2.90% 2025[15]	15,145	15,192
Drive Auto Receivables Trust, Series 2019-2, Class C, 3.42% 2025[15]	6,350	6,472
Drive Auto Receivables Trust, Series 2019-3, Class D, 3.18% 2026[15]	12,390	12,505
Drivetime Auto Owner Trust, Series 20198-3, Class C 2.74% 2025[7,15]	1,100	1,100
Drivetime Auto Owner Trust, Series 2019-3, Class D, 2.96% 2025[7,15]	2,395	2,396
Drivetime Auto Owner Trust, Series 2019-2A, Class C, 3.18% 2025[7,15]	3,205	3,238
Drivetime Auto Owner Trust, Series 2019-2A, Class D, 3.48% 2025[7,15]	5,950	6,039
Exeter Automobile Receivables Trust, Series 2019-2, Class B, 3.06% 2023[7,15]	4,490	4,524
Exeter Automobile Receivables Trust, Series 19-3A, Class C, 3.24% 2024[7,15]	7,000	7,000
Exeter Automobile Receivables Trust, Series 2019-2A, Class C, 3.30% 2024[7,15]	3,570	3,619
Exeter Automobile Receivables Trust, Series 2019-2A, Class D, 3.71% 2025[7,15]	8,000	8,143
Exeter Automobile Receivables Trust, Series 2019-3A, Class D, 3.71% 2025[7,15]	7,000	7,022
Ford Credit Auto Owner Trust, Series 2017-1, Class A, 2.62% 2028[7,15]	9,500	9,583
Ford Credit Auto Owner Trust, Series 2018-2, Class A, 3.47% 2030[7,15]	10,105	10,522
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.52% 2030[7,15]	9,000	9,361
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.19% 2031[7,15]	11,060	11,402
Global SC Finance II SRL, Series 2017-1A, Class A, 3.85% 2037[7,15]	4,129	4,207
GM Financial Consumer Automobile Receivables Trust, Series 2018-1, Class C, 2.77% 2023[15]	605	605
Hertz Vehicle Financing LLC, Rental Car Asset-Backed Notes, Series 2018-1A, Class A, 3.29% 2024[7,15]	3,765	3,823
Legacy Mortgage Asset Trust, Series 2019-GS5, Class A1, 3.20% 2059[7,9,15]	4,245	4,274
Legacy Mortgage Asset Trust, Series 2019-GS2, Class A1, 3.75% 2059[7,9,15]	2,489	2,508
Prestige Auto Receivables Trust, Series 2019-1A, Class C, 3.11% 2024[7,15]	3,060	3,066
Prestige Auto Receivables Trust, Series 2019-1A, Class D, 3.45% 2025[7,15]	1,895	1,897
Santander Drive Auto Receivables Trust, Series 2016-2, Class C, 2.66% 2021[15]	1,299	1,300
Santander Drive Auto Receivables Trust, Series 2019-2, Class D, 3.61% 2025[15]	4,350	4,402
Social Professional Loan Program LLC, Series 2015-D, Class A2, 2.72% 2036[7,15]	2,359	2,369
Symphony Ltd., CLO, Series 2013-12A, Class AR, (3-month USD-LIBOR + 1.03%) 3.333% 2025[7,9,15]	3,787	3,788
TAL Advantage V LLC, Series 2013-2A, Class A, 3.55% 2038[7,15]	7,388	7,441
TAL Advantage V LLC, Series 2014-1A, Class A, 3.51% 2039[7,15]	1,765	1,770
TAL Advantage V LLC, Series 2017-1A, Class A, 4.50% 2042[7,15]	4,139	4,241
Triton Container Finance LLC, Series 2017-1A, Class A, 3.52% 2042[7,15]	4,147	4,164
World Financial Network Credit Card Master Note Trust, Series 2018-B, Class A, 3.46% 2025[15]	9,025	9,249
		204,321
Municipals 0.16% Illinois 0.16%
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2009-E, 6.138% 2039	22,790	24,689
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2010-C, 6.319% 2029	6,260	6,842
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2010-D, 6.519% 2040	10,180	11,216
The Income Fund of America — Page 38 of 41

Bonds, notes & other debt instruments (continued) Municipals (continued) Illinois (continued)	Principal amount (000)	Value (000)
City of Chicago, Board of Education, Unlimited Tax G.O. Rev. Ref. Bonds (Dedicated Rev.), Series 2017-H, 5.00% 2046	$2,500	$2,721
City of Chicago, School Reform Board of Trustees of the Board of Education, Unlimited Tax G.O. Bonds (Dedicated Tax Rev.), Series 2016-A, 7.00% 2044	800	963
G.O. Bonds, Pension Funding, Series 2003, 4.95% 2023	5,625	5,866
G.O. Bonds, Pension Funding, Series 2003, 5.10% 2033	105,275	108,799
G.O. Bonds, Series 2019-A, 4.00% 2023	12,000	12,226
G.O. Bonds, Taxable Build America Bonds, Series 2010-1, 6.63% 2035	1,000	1,166
G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.95% 2023	595	638
G.O. Bonds, Taxable Build America Bonds, Series 2010-3, 6.725% 2035	4,500	5,284
G.O. Bonds, Taxable Build America Bonds, Series 2010-5, 7.35% 2035	1,000	1,196
		181,606
Puerto Rico 0.00%
Aqueduct and Sewer Auth., Rev. Bonds, Series 2012-B, 4.90% 2020	270	266
		181,872
Bonds & notes of governments & government agencies outside the U.S. 0.02%
CPPIB Capital Inc. 1.25% 2019[7]	3,900	3,894
CPPIB Capital Inc. 2.375% 2021[7]	8,000	8,033
PT Indonesia Asahan Aluminium Tbk 5.23% 2021[7]	1,862	1,959
PT Indonesia Asahan Aluminium Tbk 5.71% 2023[7]	1,020	1,124
PT Indonesia Asahan Aluminium Tbk 6.53% 2028[7]	395	476
PT Indonesia Asahan Aluminium Tbk 6.757% 2048[7]	655	816
Saudi Arabia (Kingdom of) 4.00% 2025[7]	6,150	6,593
		22,895
Total bonds, notes & other debt instruments (cost: $28,500,963,000)		28,944,721
Short-term securities 8.41% Money market investments 8.38%	Shares
Capital Group Central Cash Fund 2.30%[4,17]	92,216,552	9,220,733
Other short-term securities 0.03%	Principal amount (000)
U.S. Treasury Bill 2.46% due 1/30/2020	$ 35,000	34,643
Total short-term securities (cost: $9,255,412,000)		9,255,376
Total investment securities 100.45% (cost: $92,355,515,000)		110,503,005
Other assets less liabilities (0.45)%		(495,199)
Net assets 100.00%		$110,007,806
The Income Fund of America — Page 39 of 41

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[18] (000)	Value at 7/31/2019[19] (000)	Unrealized appreciation (depreciation) at 7/31/2019 (000)
2 Year U.S. Treasury Note Futures	Long	17,162	October 2019	$3,432,400	$3,679,640	$8,197
5 Year U.S. Treasury Note Futures	Short	298	October 2019	(29,800)	(35,031)	20
10 Year U.S. Treasury Note Futures	Long	363	September 2019	36,300	46,254	97
10 Year Ultra U.S. Treasury Note Futures	Short	2,044	September 2019	(204,400)	(281,753)	(482)
20 Year U.S. Treasury Bond Futures	Long	60	September 2019	6,000	9,336	86
30 Year Ultra U.S. Treasury Bond Futures	Long	1,238	September 2019	123,800	219,822	5,394
						$13,312
Forward currency contracts

Contract amount		Counterparty	Settlement date	Unrealized appreciation at 7/31/2019 (000)
Purchases (000)	Sales (000)
USD46,215	AUD66,000	Citibank	8/22/2019	$1,042
[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $17,532,970,000, which represented 15.94% of the net assets of the fund. This amount includes $17,393,028,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[4]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[5]	Value determined using significant unobservable inputs.
[6]	Amount less than one thousand.
[7]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $4,732,133,000, which represented 4.30% of the net assets of the fund.
[8]	Step bond; coupon rate may change at a later date.
[9]	Coupon rate may change periodically.
[10]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $363,433,000, which represented .33% of the net assets of the fund.
[11]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
[12]	Scheduled interest and/or principal payment was not received.
[13]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $12,064,000, which represented .01% of the net assets of the fund.
[14]	Index-linked bond whose principal amount moves with a government price index.
[15]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[16]	Purchased on a TBA basis.
[17]	Rate represents the seven-day yield at July 31, 2019.
[18]	Notional amount is calculated based on the number of contracts and notional contract size.
[19]	Value is calculated based on the notional amount and current market price.
Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Ascent Resources - Utica, LLC, Class A	4/25/2016-11/15/2016	$56,848	$24,247.03%
Advanz Pharma Corp.	8/31/2018	12,176	13,105.01
Rotech Healthcare Inc.	11/26/2014	19,660	5,432.00
White Star Petroleum Corp., Class A	6/30/2016	4,354	65.00
Cornerstone Building Brands Inc.	11/16/2018	163	45.00
Total private placement securities		$93,201	$42,894.04%
The Income Fund of America — Page 40 of 41

Key to abbreviations and symbol
ADR = American Depositary Receipts
AUD = Australian dollars
Auth. = Authority
CAD = Canadian dollars
CDI = CREST Depository Interest
CLO = Collateralized Loan Obligations
G.O. = General Obligation
GBP = British pounds
GDR = Global Depositary Receipts
ICE = Intercontinental Exchange, Inc.
LIBOR = London Interbank Offered Rate
Ref. = Refunding
Rev. = Revenue
SDR = Swedish Depositary Receipts
SOFR = Secured Overnight Financing Rate
TBA = To-be-announced
USD/$ = U.S. dollars
Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
American Funds Distributors, Inc., member FINRA.
© 2019 Capital Group. All rights reserved.
MFGEFPX-006-0919O-S73123	The Income Fund of America — Page 41 of 41

Summary investment portfolio July 31, 2019

Common stocks 65.10%	Shares	Value (000)
Financials 10.45%
JPMorgan Chase & Co.	21,587,162	$2,504,112
CME Group Inc., Class A	9,740,400	1,893,729
The Blackstone Group Inc., Class A	18,955,171	909,469
B3 SA - Brasil, Bolsa, Balcao	63,238,000	699,100
SunTrust Banks, Inc.	8,888,999	592,007
Other securities		4,896,353
		11,494,770

Health care 7.98%
Merck & Co., Inc.	29,699,493	2,464,761
AstraZeneca PLC[1]	20,106,200	1,725,764
Pfizer Inc.	41,981,181	1,630,549
GlaxoSmithKline PLC[1]	62,138,000	1,285,856
Novartis AG1	5,802,000	532,038
Gilead Sciences, Inc.	8,088,000	529,926
Other securities		613,642
		8,782,536

Information technology 7.60%
Microsoft Corp.	19,257,054	2,624,159
Broadcom Inc.	5,092,112	1,476,662
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	139,385,500	1,152,366
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	1,855,000	79,078
Intel Corp.	20,499,200	1,036,235
QUALCOMM Inc.	10,713,000	783,763
Texas Instruments Inc.	5,150,000	643,801
Other securities		566,467
		8,362,531

Consumer staples 6.47%
Altria Group, Inc.	25,327,000	1,192,142
Procter & Gamble Co.	8,000,000	944,320
Philip Morris International Inc.	10,272,200	858,859
Unilever PLC[1]	11,630,000	700,456
Unilever PLC (ADR)	1,300,000	78,156
Coca-Cola Co.	13,783,000	725,399
British American Tobacco PLC[1]	19,595,000	699,214
Other securities		1,923,835
		7,122,381

Industrials 6.26%
Lockheed Martin Corp.	4,492,000	1,626,868
United Parcel Service, Inc., Class B	8,617,126	1,029,488
Emerson Electric Co.	9,000,000	583,920
BAE Systems PLC[1]	86,543,776	575,361
Other securities		3,070,071
		6,885,708

Real estate 5.75%
Crown Castle International Corp. REIT	9,442,000	1,258,241
Digital Realty Trust, Inc. REIT	9,999,000	1,143,486
Simon Property Group, Inc. REIT	4,745,750	769,761
Other securities		3,150,127
		6,321,615

Consumer discretionary 5.47%
General Motors Co.	34,938,712	1,409,428
Target Corp.	11,700,000	1,010,880
Home Depot, Inc.	3,761,500	803,795
Carnival Corp., units	13,526,000	638,833
Las Vegas Sands Corp.	10,459,650	632,181
Other securities		1,521,640
		6,016,757

The Income Fund of America	9

Common stocks (continued)	Shares	Value (000)
Energy 4.33%
Occidental Petroleum Corp.	16,526,000	$848,775
Chevron Corp.	6,674,500	821,698
Royal Dutch Shell PLC, Class B1	10,734,147	338,792
Royal Dutch Shell PLC, Class B (ADR)	5,080,000	322,428
BP PLC[1]	87,255,000	575,431
Other securities		1,857,275
		4,764,399

Materials 4.17%
LyondellBasell Industries NV	7,710,000	645,250
BHP Group PLC[1]	25,000,000	596,963
WestRock Co.[2]	16,074,832	579,498
Other securities		2,763,250
		4,584,961

Utilities 4.15%
DTE Energy Co.	8,284,000	1,052,979
Public Service Enterprise Group Inc.	15,821,000	904,170
AES Corp.[2]	43,141,951	724,353
Enel SpA[1]	85,692,600	587,265
Other securities		1,292,033
		4,560,800

Communication services 2.47%
Verizon Communications Inc.	27,106,965	1,498,202
Other securities		1,216,661
		2,714,863

Total common stocks (cost: $53,948,158,000)		71,611,321

Preferred securities 0.26%
Other 0.26%
Other securities		289,642

Total preferred securities (cost: $283,705,000)		289,642

Rights & warrants 0.00%
Other 0.00%
Other securities		485

Total rights & warrants (cost: $388,000)		485

Convertible stocks 0.36%
Utilities 0.10%
DTE Energy Co., units, 6.50% convertible preferred 2019	1,055,000	58,869
Other securities		52,437
		111,306

Real estate 0.05%
Crown Castle International Corp. REIT, Series A, 6.875% convertible preferred 2020	44,500	53,656

Other 0.21%
Other securities		226,708

Total convertible stocks (cost: $356,062,000)		391,670

Convertible bonds 0.01%	Principal amount (000)
Communication services 0.01%
Other securities		9,790

Total convertible bonds (cost: $10,827,000)		9,790

10	The Income Fund of America

Bonds, notes & other debt instruments 26.31%	Principal amount (000)	Value (000)
Corporate bonds & notes 11.15%
Financials 1.77%
CME Group Inc. 3.75%–4.15% 2028–2048	$21,345	$24,122
JPMorgan Chase & Co. 2.25%–3.96% 2020–2049[3]	47,610	50,029
JPMorgan Chase & Co., junior subordinated 5.30%–6.75% 2049[3]	115,954	119,523
Other securities		1,751,406
		1,945,080

Health care 1.74%
AstraZeneca PLC 2.38%–4.00% 2022–2029	20,886	21,867
GlaxoSmithKline PLC 2.88%–3.63% 2022–2025	30,004	31,239
Merck & Co., Inc. 2.75%–3.40% 2025–2029	11,544	11,886
Pfizer Inc. 2.80%–3.60% 2022–2029	21,361	22,413
Other securities		1,822,977
		1,910,382

Communication services 1.34%
Verizon Communications Inc. 4.13%–4.52% 2033–2048	128,900	140,734
Other securities		1,337,340
		1,478,074

Consumer discretionary 1.11%
General Motors Co. 4.35%–6.75% 2023–2049	37,161	40,992
General Motors Financial Co. 2.35%–5.10% 2019–2026	149,805	152,217
Other securities		1,027,743
		1,220,952

Utilities 0.83%
DTE Electric Co. 3.95% 2049	7,060	7,813
DTE Energy Co. 3.30%–3.40% 2022–2029	5,218	5,340
Other securities		895,782
		908,935

Industrials 0.80%
Lockheed Martin Corp. 2.50%–4.70% 2020–2046	9,065	10,152
Other securities		869,312
		879,464

Consumer staples 0.60%
Altria Group, Inc. 3.80%–9.95% 2019–2049	120,683	142,237
Other securities		518,300
		660,537

Information technology 0.48%
Broadcom Inc. 3.63%–4.75% 2024–2029[4]	100,084	101,352
Broadcom Ltd. 3.00%–3.88% 2022–2028	98,522	97,791
Microsoft Corp. 1.55%–4.25% 2021–2047	41,115	43,762
Other securities		289,126
		532,031

Other corporate bonds & notes 2.48%
Other securities		2,734,457

Total corporate bonds & notes		12,269,912

U.S. Treasury bonds & notes 10.94%
U.S. Treasury 10.64%
U.S. Treasury 2.625% 2020[5]	1,970,000	1,981,229
U.S. Treasury 1.625% 2021	1,750,000	1,741,687
U.S. Treasury 2.625% 2021	1,682,750	1,706,443
U.S. Treasury 2.625% 2021	600,000	611,178
U.S. Treasury 2.125% 2022	951,000	958,465
U.S. Treasury 1.25%–6.25% 2020–2049[5]	4,615,159	4,709,115
		11,708,117

The Income Fund of America	11

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury inflation-protected securities 0.30%
U.S. Treasury Inflation-Protected Securities 0.38%–1.38% 2024–2049[6]	$311,112	$326,431

Total U.S. Treasury bonds & notes		12,034,548

Mortgage-backed obligations 3.23%
Fannie Mae 2.30%–9.50% 2019–2049[7,8]	1,470,972	1,515,406
Other securities		2,035,725
		3,551,131

Federal agency bonds & notes 0.62%
Fannie Mae 2.75%–6.25% 2021–2029	122,000	134,550
Other securities		545,492
		680,042

Municipals 0.16%
Other 0.16%
Other securities		181,872
		181,872

Other bonds & notes 0.21%
Other securities		227,216

Total bonds, notes & other debt instruments (cost: $28,500,963,000)		28,944,721

Short-term securities 8.41%	Shares
Money market investments 8.38%
Capital Group Central Cash Fund 2.30%[2,9]	92,216,552	9,220,733

	Principal amount (000)
Other short-term securities 0.03%
U.S. Treasury Bill 2.46% due 1/30/2020	$35,000	34,643

Total short-term securities (cost: $9,255,412,000)		9,255,376
Total investment securities 100.45% (cost: $92,355,515,000)		110,503,005
Other assets less liabilities (0.45)%		(495,199)

Net assets 100.00%		$110,007,806

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

12	The Income Fund of America

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000) [10]	Value at 7/31/2019 (000) [11]	Unrealized appreciation (depreciation) at 7/31/2019 (000)
2 Year U.S. Treasury Note Futures	Long	17,162	October 2019	$3,432,400	$3,679,640	$8,197
5 Year U.S. Treasury Note Futures	Short	298	October 2019	(29,800)	(35,031)	20
10 Year U.S. Treasury Note Futures	Long	363	September 2019	36,300	46,254	97
10 Year Ultra U.S. Treasury Note Futures	Short	2,044	September 2019	(204,400)	(281,753)	(482)
20 Year U.S. Treasury Bond Futures	Long	60	September 2019	6,000	9,336	86
30 Year Ultra U.S. Treasury Bond Futures	Long	1,238	September 2019	123,800	219,822	5,394
						$13,312

Forward currency contracts

Contract amount				Unrealized appreciation
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 7/31/2019 (000)
USD46,215	AUD66,000	Citibank	8/22/2019	$1,042

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings represent 5% or more of the outstanding voting shares of that company. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on these holdings and related transactions during the year ended July 31, 2019, appear below.

	Beginning shares or principal amount	Additions	Reductions	Ending shares or principal amount	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Dividend or interest income (000)	Value of affiliates at 7/31/2019 (000)

Common stocks 2.81%
Health care 0.01%
Rotech Healthcare Inc.[1,12,13,14]	543,172	—	—	543,172	$—	$4,345	$—	$5,432
Information technology 0.00%
Corporate Risk Holdings Corp.[1,13,15]	11,149	—	11,149	—	81	—	—	—
Corporate Risk Holdings I, Inc.[1,12,13,15]	2,205,215	—	—	2,205,215	891	259	—	—
								—
Industrials 0.41%
Hubbell Inc.	3,430,000	—	—	3,430,000	—	22,741	11,285	445,488
R.R. Donnelley & Sons Co.[15]	4,319,407	—	4,319,407	—	(77,142)	73,798	43	—
Douglas Dynamics, Inc.[15]	1,300,000	—	1,300,000	—	27,796	(44,801)	689	—
Edenred SA1,15	12,231,900	220,334	2,860,000	9,592,234	47,917	72,932	8,996	—
								445,488
Real estate 0.86%
Iron Mountain Inc. REIT	15,215,400	1,029,600	—	16,245,000	—	(91,983)	36,083	477,765
Gaming and Leisure Properties, Inc. REIT	7,268,000	5,269,400	—	12,537,400	—	12,023	22,881	472,785
Redwood Trust, Inc. REIT[15]	5,444,717	—	2,123,558	3,321,159	(6,829)	6,268	2,817	—
								950,550
Consumer discretionary 0.08%
Domino’s Pizza Group PLC[1,16]	6,399,261	24,271,862	—	30,671,123	—	(25,900)	2,998	91,583
Nokian Renkaat Oyj[1,15]	8,447,624	—	4,578,387	3,869,237	(25,148)	(84,373)	9,056	—
								91,583

The Income Fund of America	13

Investments in affiliates (continued)

	Beginning shares or principal amount	Additions	Reductions	Ending shares or principal amount	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Dividend or interest income (000)	Value of affiliates at 7/31/2019 (000)

Energy 0.02%
Ascent Resources - Utica, LLC, Class A1,12,13,14	110,214,618	—	—	110,214,618	$—	$(11,021)	$—	$24,247
White Star Petroleum Corp., Class A1,12,13,14	6,511,401	—	—	6,511,401	—	(4,363)	—	65
								24,312
Materials 0.77%
WestRock Co.	14,266,832	1,808,000	—	16,074,832	—	(327,365)	27,849	579,498
Boral Ltd.[1]	76,201,575	—	—	76,201,575	—	(108,310)	14,724	268,173
								847,671
Utilities 0.66%
AES Corp.[16]	21,000,000	22,141,951	—	43,141,951	—	115,334	22,665	724,353
Total common stocks								3,089,389
Bonds, notes & other debt instruments 0.09%
Real estate 0.02%
Iron Mountain Inc. 5.75% 2024	$5,325,000	$600,000	—	$5,925,000	—	88	350	5,982
Iron Mountain Inc. 4.875% 2027[4]	$15,905,000	$5,660,000	$19,690,000	$1,875,000	(157)	1,072	742	1,870
Iron Mountain Inc. 5.25% 2028[4]	$2,490,000	$24,425,000	$13,340,000	$13,575,000	706	976	552	13,711
								21,563
Industrials 0.00%
R.R. Donnelley & Sons Co. 7.625% 2020[15]	$6,707,000	—	$6,707,000	—	229	(7)	85	—
R.R. Donnelley & Sons Co. 7.875% 2021[15]	$21,445,000	—	$19,431,000	$2,014,000	762	49	548	—
R.R. Donnelley & Sons Co. 6.50% 2023[15]	$14,780,000	—	—	$14,780,000	—	(158)	1,045	—
								—
Utilities 0.02%
AES Corp. 4.00% 2021	—	$3,200,000	$750,000	$2,450,000	4	60	92	2,493
AES Corp. 4.50% 2023	—	$1,300,000	—	$1,300,000	—	53	48	1,336
AES Corp. 4.875% 2023	$2,000,000	$3,450,000	—	$5,450,000	—	35	168	5,532
AES Corp. 5.50% 2025	$28,889,000	$1,000,000	$16,600,000	$13,289,000	976	(698)	1,445	13,821
AES Corp. 6.00% 2026	$14,410,000	—	$10,260,000	$4,150,000	393	(253)	325	4,442
AES Corp. 5.125% 2027	$955,000	—	—	$955,000	—	46	49	1,013
								28,637
Energy 0.01%
Ascent Resources - Utica LLC 10.00% 2022[4,17]	$810,000	$2,180,000	$285,000	$2,705,000	29	(235)	186	2,685
Ascent Resources - Utica LLC 7.00% 2026[4]	—	$5,715,000	—	$5,715,000	—	(1,092)	325	4,586
								7,271
Health care 0.04%
Rotech Healthcare Inc., Term Loan A, (3-month USD-LIBOR + 3.25%) 5.652% 2023[1,8,12,17,18]	$14,558,438	—	$1,373,438	$13,185,000	—	—	1,005	13,185
Rotech Healthcare Inc., Term Loan, (3-month USD-LIBOR + 11.00%) 13.59% 2023 (100% PIK)[1,8,12,18,19]	$29,096,192	$4,199,673	$547,370	$32,748,495	—	2,989	4,298	33,076
								46,261
Total bonds, notes & other debt instruments								103,732

14	The Income Fund of America

	Beginning shares or principal amount	Additions	Reductions	Ending shares or principal amount	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Dividend or interest income (000)	Value of affiliates at 7/31/2019 (000)

Short-term securities 8.38%
Money market investments 8.38%
Capital Group Central Cash Fund 2.30%[9]	—	160,183,353	67,966,801	92,216,552	$(3)	$(116)	$73,694	$9,220,733
Total 11.28%					$(29,495)	$(387,607)	$245,043	$12,413,854

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $17,532,970,000, which represented 15.94% of the net assets of the fund. This amount includes $17,393,028,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[3]	Step bond; coupon rate may change at a later date.
[4]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $4,732,133,000, which represented 4.30% of the net assets of the fund.
[5]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $12,064,000, which represented .01% of the net assets of the fund.
[6]	Index-linked bond whose principal amount moves with a government price index.
[7]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[8]	Coupon rate may change periodically.
[9]	Rate represents the seven-day yield at July 31, 2019.
[10]	Notional amount is calculated based on the number of contracts and notional contract size.
[11]	Value is calculated based on the notional amount and current market price.
[12]	Value determined using significant unobservable inputs.
[13]	Security did not produce income during the last 12 months.
[14]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[15]	Unaffiliated issuer at 7/31/2019.
[16]	This security was an unaffiliated issuer in its initial period of acquisition at 7/31/2018; it was not publicly disclosed.
[17]	This security changed its name during the reporting period.
[18]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans, including those in “Other securities,” was $363,433,000, which represented .33% of the net assets of the fund.
[19]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.

Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Ascent Resources - Utica, LLC, Class A	4/25/2016-11/15/2016	$56,848	$24,247	.03%
Rotech Healthcare Inc.	11/26/2014	19,660	5,432	.00
White Star Petroleum Corp., Class A	6/30/2016	4,354	65	.00
Other private placement securities	8/31/2018-11/16/2018	12,339	13,150	.01
Total private placement securities		$93,201	$42,894	.04%

Key to abbreviations and symbol

ADR = American Depositary Receipts

AUD = Australian dollars

LIBOR = London Interbank Offered Rate

USD/$ = U.S. dollars

See notes to financial statements.

The Income Fund of America	15

Financial statements

Statement of assets and liabilities at July 31, 2019	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $80,220,093)	$98,089,151
Affiliated issuers (cost: $12,135,422)	12,413,854	$110,503,005
Cash		12,717
Cash denominated in currencies other than U.S. dollars (cost: $17,167)		17,050
Unrealized appreciation on open forward currency contracts		1,042
Receivables for:
Sales of investments	772,750
Sales of fund’s shares	58,547
Dividends and interest	338,692
Variation margin on futures contracts	2,357	1,172,346
		111,706,160
Liabilities:
Payables for:
Purchases of investments	1,578,788
Repurchases of fund’s shares	56,701
Investment advisory services	17,768
Services provided by related parties	28,130
Trustees’ deferred compensation	4,536
Variation margin on futures contracts	3,743
Other	8,688	1,698,354
Net assets at July 31, 2019		$110,007,806

Net assets consist of:
Capital paid in on shares of beneficial interest		$87,948,023
Total distributable earnings		22,059,783
Net assets at July 31, 2019		$110,007,806

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (4,879,776 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$73,593,978	3,261,769		$22.56
Class C	4,279,227	192,325		22.25
Class T	10	—	*	22.57
Class F-1	4,022,024	178,759		22.50
Class F-2	9,424,894	418,055		22.54
Class F-3	3,342,921	148,209		22.56
Class 529-A	1,703,467	75,674		22.51
Class 529-C	271,021	12,082		22.43
Class 529-E	63,599	2,835		22.43
Class 529-T	12	1		22.57
Class 529-F-1	92,029	4,089		22.50
Class R-1	98,583	4,400		22.41
Class R-2	439,107	19,709		22.28
Class R-2E	35,893	1,596		22.49
Class R-3	953,869	42,459		22.46
Class R-4	1,018,407	45,224		22.52
Class R-5E	21,254	943		22.54
Class R-5	445,391	19,739		22.56
Class R-6	10,202,120	451,908		22.58

*	Amount less than one thousand.

See notes to financial statements.

16	The Income Fund of America

Statement of operations for the year ended July 31, 2019	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $57,510; also includes $233,780 from affiliates)	$2,825,981
Interest (includes $11,263 from affiliates)	1,224,642	$4,050,623
Fees and expenses*:
Investment advisory services	233,422
Distribution services	254,899
Transfer agent services	71,719
Administrative services	25,154
Reports to shareholders	1,781
Registration statement and prospectus	3,605
Trustees’ compensation	581
Auditing and legal	112
Custodian	3,493
Other	1,900
Total fees and expenses before reimbursements	596,666
Less transfer agent services reimbursements	1
Total fees and expenses after reimbursements		596,665
Net investment income		3,453,958

Net realized gain and unrealized depreciation:
Net realized gain (loss) on:
Investment:
Unaffiliated issuers	2,160,110
Affiliated issuers	(29,495)
Futures contracts	20,421
Forward currency contracts	2,663
Currency transactions	(5,741)	2,147,958
Net unrealized (depreciation) appreciation on:
Investments (net of non-U.S. taxes of $6,378):
Unaffiliated issuers	(848,496)
Affiliated issuers	(387,607)
Futures contracts	13,312
Forward currency contracts	1,919
Currency translations	(952)	(1,221,824)
Net realized gain and unrealized depreciation		926,134

Net increase in net assets resulting from operations		$4,380,092

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

See notes to financial statements.

The Income Fund of America	17

Statements of changes in net assets

(dollars in thousands)

	Year ended July 31,
	2019	2018
Operations:
Net investment income	$3,453,958	$3,434,227
Net realized gain	2,147,958	5,322,733
Net unrealized depreciation	(1,221,824)	(1,408,318)
Net increase in net assets resulting from operations	4,380,092	7,348,642

Distributions paid to shareholders	(7,414,017)	(5,410,743	)*

Net capital share transactions	3,194,883	406,082

Total increase in net assets	160,958	2,343,981

Net assets:
Beginning of year	109,846,848	107,502,867
End of year	$110,007,806	$109,846,848

*	Prior year comparative amounts have been adjusted to reflect current presentation under new accounting standards. Prior year distributions were $3,078,521 from net investment income and $2,332,222 from net realized gain on investments.

See notes to financial statements.

18	The Income Fund of America

Notes to financial statements

1. Organization

The Income Fund of America (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks current income while secondarily striving for capital growth.

The fund has 19 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	Class 529-C converts to Class 529-A after 10 years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

The Income Fund of America	19

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”) is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information. Exchange-traded futures are generally valued at the official settlement price of the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of

20	The Income Fund of America

trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The tables on the following page present the fund’s valuation levels as of July 31, 2019 (dollars in thousands):

The Income Fund of America	21

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$9,834,510	$1,660,260	$—	$11,494,770
Health care	4,907,843	3,869,261	5,432	8,782,536
Information technology	6,960,356	1,401,916	259	8,362,531
Consumer staples	4,891,037	2,231,344	—	7,122,381
Industrials	4,917,061	1,968,647	—	6,885,708
Real estate	6,092,451	229,164	—	6,321,615
Consumer discretionary	5,153,829	862,928	—	6,016,757
Energy	3,464,465	1,275,622	24,312	4,764,399
Materials	2,626,496	1,958,465	—	4,584,961
Utilities	3,510,139	1,050,661	—	4,560,800
Communication services	1,877,199	837,662	2	2,714,863
Preferred securities	225,259	64,383	—	289,642
Rights & warrants	—	17	468	485
Convertible stocks	368,597	—	23,073	391,670
Convertible bonds	—	9,790	—	9,790
Bonds, notes & other debt instruments:
Corporate bonds & notes	—	12,223,651	46,261	12,269,912
U.S. Treasury bonds & notes	—	12,034,548	—	12,034,548
Mortgage-backed obligations	—	3,551,131	—	3,551,131
Federal agency bonds & notes	—	680,042	—	680,042
Municipals	—	181,872	—	181,872
Other bonds & notes	—	227,216	—	227,216
Short-term securities	9,220,733	34,643	—	9,255,376
Total	$64,049,975	$46,353,223	$99,807	$110,503,005

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$13,794	$—	$—	$13,794
Unrealized appreciation on open forward currency contracts	—	1,042	—	1,042
Liabilities:
Unrealized depreciation on futures contracts	(482)	—	—	(482)
Total	$13,312	$1,042	$—	$14,354

*	Futures contracts and forward currency contracts are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in income-oriented stocks — The value of the fund’s securities and income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

22	The Income Fund of America

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing outside the U.S. — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls — The fund has entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions. Portfolio turnover rates excluding and including mortgage dollar rolls are presented at the end of the fund’s financial highlights table.

Loan transactions — The fund has entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract

The Income Fund of America	23

is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM”), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract. Securities deposited as initial margin, if any, are disclosed in the investment portfolio and cash deposited as initial margin, if any, is reflected as restricted cash pledged for futures contracts in the fund’s statement of assets and liabilities.

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. In addition, the fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations. The average month-end notional amount of futures contracts while held was $2,535,807,000.

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. The average month-end notional amount of open forward currency contracts while held was $56,620,000.

The following tables identify the location and fair value amounts on the fund’s statement of assets and liabilities and the effect on the fund’s statement of operations resulting from the fund’s use of futures contracts and forward currency contracts as of, or for the year ended, July 31, 2019 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$13,794	Unrealized depreciation*	$482
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	1,042	Unrealized depreciation on open forward currency contracts	—
			$14,836		$482

		Net realized gain		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$20,421	Net unrealized appreciation on futures contracts	$13,312
Forward currency	Currency	Net realized gain on forward currency contracts	2,663	Net unrealized appreciation on forward currency contracts	1,919
			$23,084		$15,231

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the applicable table following the fund’s investment portfolio. Only current day’s variation margin is reported within the statement of assets and liabilities.

24	The Income Fund of America

Collateral — The fund participates in a collateral program that calls for the fund to either receive or pledge highly liquid assets, such as cash or U.S. government securities, as collateral due to its use of futures contracts, forward currency contracts and future delivery contracts. For futures contracts, the program calls for the fund to pledge collateral for initial and variation margin by contract. For forward currency contracts, the program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. For future delivery contracts, the program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash in the fund’s statement of assets and liabilities.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of July 31, 2019, if close-out netting was exercised (dollars in thousands):

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral*	amount
Assets:
Citibank	$1,042	$—	$—	$(580)	$462

*	Collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended July 31, 2019, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

The Income Fund of America	25

During the year ended July 31, 2019, the fund reclassified $123,860,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of July 31, 2019, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$1,357,571
Undistributed long-term capital gains	2,446,608
Post-October capital loss deferral*	(150,988)
Gross unrealized appreciation on investments	20,991,459
Gross unrealized depreciation on investments	(2,538,149)
Net unrealized appreciation on investments	18,453,310
Cost of investments	92,064,049

*	This deferral is considered incurred in the subsequent year.

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended July 31, 2019						Year ended July 31, 2018
Share class	Ordinary income		Long-term capital gains		Total distributions paid		Ordinary income		Long-term capital gains		Total distributions paid
Class A	$2,232,093		$2,795,285		$5,027,378		$2,156,875		$1,628,666		$3,785,541
Class C	104,257		178,548		282,805		108,090		114,785		222,875
Class T	—	*	—	*	—	*	—	*	—	*	—	*
Class F-1	120,607		155,844		276,451		125,422		98,429		223,851
Class F-2	287,742		341,463		629,205		234,083		163,657		397,740
Class F-3	101,270		111,167		212,437		73,151		48,964		122,115
Class 529-A	50,203		64,507		114,710		47,047		36,923		83,970
Class 529-C	6,511		11,438		17,949		7,056		7,401		14,457
Class 529-E	1,803		2,546		4,349		1,749		1,494		3,243
Class 529-T	—	*	—	*	—	*	—	*	—	*	—	*
Class 529-F-1	2,789		3,362		6,151		2,297		1,609		3,906
Class R-1	2,367		4,137		6,504		2,448		2,641		5,089
Class R-2	10,497		17,984		28,481		10,628		11,337		21,965
Class R-2E	818		1,195		2,013		577		519		1,096
Class R-3	26,432		37,837		64,269		27,649		24,346		51,995
Class R-4	31,390		40,842		72,232		35,460		28,433		63,893
Class R-5E	368		314		682		83		38		121
Class R-5	14,329		16,467		30,796		13,490		9,277		22,767
Class R-6	301,670		335,935		637,605		232,416		153,703		386,119
Total	$3,295,146		$4,118,871		$7,414,017		$3,078,521		$2,332,222		$5,410,743

*	Amount less than one thousand.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.250% on the first $500 million of daily net assets and decreasing to 0.121% on such assets in excess of $115 billion. The agreement also provides for monthly fees, accrued daily, of 2.25% of the fund’s monthly gross income. For the year ended July 31, 2019, the investment advisory services fee was $233,422,000, which was equivalent to an annualized rate of 0.218% of average daily net assets.

26	The Income Fund of America

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of July 31, 2019, unreimbursed expenses subject to reimbursement totaled $3,620,000 for Class A shares. There were no unreimbursed expenses subject to reimbursement for Class 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the daily net assets attributable to each share class of the fund. Class A shares paid CRMC an administrative services fee at the annual rate of 0.01% of daily net assets and all other share classes paid a fee at the annual rate of 0.05% of their respective daily net assets. The fund’s board of trustees authorized the fund to pay CRMC effective July 1, 2019, an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund (which could increase as noted above) for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

The Income Fund of America	27

For the year ended July 31, 2019, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$181,067	$48,145		$8,502		Not applicable
Class C	44,574	2,997		2,166		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	9,991	4,926		1,937		Not applicable
Class F-2	Not applicable	9,743		4,264		Not applicable
Class F-3	Not applicable	131		1,444		Not applicable
Class 529-A	3,998	972		807		$1,101
Class 529-C	2,829	170		140		190
Class 529-E	321	17		31		42
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	49		42		57
Class R-1	1,041	104		51		Not applicable
Class R-2	3,419	1,608		220		Not applicable
Class R-2E	191	66		15		Not applicable
Class R-3	4,858	1,472		470		Not applicable
Class R-4	2,610	1,058		505		Not applicable
Class R-5E	Not applicable	18		6		Not applicable
Class R-5	Not applicable	210		210		Not applicable
Class R-6	Not applicable	33		4,344		Not applicable
Total class-specific expenses	$254,899	$71,719		$25,154		$1,390

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $581,000 in the fund’s statement of operations reflects $353,000 in current fees (either paid in cash or deferred) and a net increase of $228,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term investments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund may purchase securities from, or sell securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended July 31, 2019.

28	The Income Fund of America

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of distributions			Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended July 31, 2019

Class A	$4,162,250	188,066	$4,922,150	231,986		$(8,669,132)	(391,576)	$415,268	28,476
Class C	386,074	17,643	277,181	13,295		(1,150,598)	(52,574)	(487,343)	(21,636)
Class T	—	—	—	—		—	—	—	—
Class F-1	480,113	21,655	266,265	12,590		(846,788)	(38,188)	(100,410)	(3,943)
Class F-2	2,419,691	108,946	600,100	28,291		(2,030,912)	(92,013)	988,879	45,224
Class F-3	1,047,610	47,073	208,107	9,798		(589,610)	(26,656)	666,107	30,215
Class 529-A	180,089	8,114	114,667	5,418		(276,737)	(12,462)	18,019	1,070
Class 529-C	31,921	1,442	17,938	854		(91,058)	(4,113)	(41,199)	(1,817)
Class 529-E	7,296	329	4,349	207		(14,605)	(661)	(2,960)	(125)
Class 529-T	—	—	1	—	†	—	—	1	— †
Class 529-F-1	24,651	1,107	6,148	290		(17,619)	(799)	13,180	598
Class R-1	9,946	449	6,495	310		(30,556)	(1,380)	(14,115)	(621)
Class R-2	83,006	3,789	28,431	1,361		(146,255)	(6,662)	(34,818)	(1,512)
Class R-2E	12,242	557	2,013	95		(5,766)	(263)	8,489	389
Class R-3	151,181	6,824	64,138	3,040		(288,092)	(13,007)	(72,773)	(3,143)
Class R-4	154,888	6,952	72,218	3,411		(327,678)	(14,808)	(100,572)	(4,445)
Class R-5E	15,908	729	681	32		(2,013)	(91)	14,576	670
Class R-5	50,637	2,279	30,691	1,445		(72,454)	(3,247)	8,874	477
Class R-6	1,742,045	78,778	637,513	29,992		(463,878)	(20,796)	1,915,680	87,974
Total net increase (decrease)	$10,959,548	494,732	$7,259,086	342,415		$(15,023,751)	(679,296)	$3,194,883	157,851

Year ended July 31, 2018

Class A	$3,944,538	170,097	$3,697,733	159,750		$(9,869,190)	(425,730)	$(2,226,919)	(95,883)
Class C	437,444	19,097	217,737	9,515		(1,401,677)	(61,232)	(746,496)	(32,620)
Class T	—	—	—	—		—	—	—	—
Class F-1	659,708	28,483	215,688	9,342		(1,319,981)	(57,189)	(444,585)	(19,364)
Class F-2	2,819,705	121,906	377,953	16,345		(1,740,606)	(75,201)	1,457,052	63,050
Class F-3	1,291,558	55,765	118,800	5,136		(463,912)	(20,009)	946,446	40,892
Class 529-A	293,575	12,556	83,949	3,634		(275,813)	(11,914)	101,711	4,276
Class 529-C	42,980	1,866	14,452	627		(210,830)	(9,023)	(153,398)	(6,530)
Class 529-E	7,257	314	3,241	141		(13,026)	(565)	(2,528)	(110)
Class 529-T	—	—	1	1		—	—	1	1
Class 529-F-1	20,719	895	3,906	169		(15,957)	(691)	8,668	373
Class R-1	14,112	616	5,083	221		(29,553)	(1,285)	(10,358)	(448)
Class R-2	102,737	4,470	21,942	958		(178,170)	(7,768)	(53,491)	(2,340)
Class R-2E	10,025	435	1,096	47		(5,399)	(234)	5,722	248
Class R-3	181,266	7,850	51,881	2,249		(379,359)	(16,435)	(146,212)	(6,336)
Class R-4	189,752	8,204	63,885	2,764		(486,249)	(21,090)	(232,612)	(10,122)
Class R-5E	8,076	352	121	5		(2,813)	(122)	5,384	235
Class R-5	88,281	3,801	22,662	979		(99,010)	(4,270)	11,933	510
Class R-6	1,921,096	82,963	385,991	16,677		(421,323)	(18,141)	1,885,764	81,499
Total net increase (decrease)	$12,032,829	519,670	$5,286,121	228,560		$(16,912,868)	(730,899)	$406,082	17,331

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $48,568,951,000 and $49,488,976,000, respectively, during the year ended ended July 31, 2019.

The Income Fund of America	29

Financial highlights

		Income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]		Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income to average net assets
Class A:
7/31/2019	$23.28	$.72	$.13	$.85	$(.69)	$(.88)	$(1.57)	$22.56	4.22%		$73,594		.56%		3.23%
7/31/2018	22.87	.73	.84	1.57	(.66)	(.50)	(1.16)	23.28	6.98		75,284		.55		3.16
7/31/2017	21.70	.74	1.10	1.84	(.67)	—	(.67)	22.87	8.65		76,148		.56		3.37
7/31/2016	21.31	.66	.76	1.42	(.66)	(.37)	(1.03)	21.70	7.10		75,437		.56		3.22
7/31/2015	21.45	.69	(.04)	.65	(.79)	—	(.79)	21.31	3.01		72,952		.55		3.19
Class C:
7/31/2019	22.98	.54	.13	.67	(.52)	(.88)	(1.40)	22.25	3.41		4,279		1.34		2.45
7/31/2018	22.59	.54	.82	1.36	(.47)	(.50)	(.97)	22.98	6.11		4,917		1.34		2.36
7/31/2017	21.44	.56	1.09	1.65	(.50)	—	(.50)	22.59	7.79		5,569		1.35		2.56
7/31/2016	21.06	.49	.76	1.25	(.50)	(.37)	(.87)	21.44	6.27		6,196		1.36		2.41
7/31/2015	21.21	.51	(.04)	.47	(.62)	—	(.62)	21.06	2.19		6,390		1.35		2.39
Class T:
7/31/2019	23.29	.77	.13	.90	(.74)	(.88)	(1.62)	22.57	4.44	[3]	—	[4]	.35	[3]	3.43	[3]
7/31/2018	22.88	.78	.84	1.62	(.71)	(.50)	(1.21)	23.29	7.19	[3]	—	[4]	.34	[3]	3.36	[3]
7/31/2017[5,6]	22.27	.29	.50	.79	(.18)	—	(.18)	22.88	3.54	[3,7]	—	[4]	.11	[3,7]	1.26	[3,7]

Class F-1:
7/31/2019	23.22	.70	.13	.83	(.67)	(.88)	(1.55)	22.50	4.15		4,022		.65		3.14
7/31/2018	22.82	.71	.83	1.54	(.64)	(.50)	(1.14)	23.22	6.84		4,243		.64		3.07
7/31/2017	21.65	.72	1.10	1.82	(.65)	—	(.65)	22.82	8.57		4,610		.65		3.28
7/31/2016	21.26	.64	.76	1.40	(.64)	(.37)	(1.01)	21.65	7.02		4,421		.65		3.12
7/31/2015	21.40	.67	(.04)	.63	(.77)	—	(.77)	21.26	2.94		4,160		.64		3.10
Class F-2:
7/31/2019	23.27	.76	.12	.88	(.73)	(.88)	(1.61)	22.54	4.36		9,425		.39		3.40
7/31/2018	22.86	.77	.84	1.61	(.70)	(.50)	(1.20)	23.27	7.16		8,675		.38		3.33
7/31/2017	21.69	.78	1.10	1.88	(.71)	—	(.71)	22.86	8.84		7,081		.39		3.54
7/31/2016	21.30	.70	.75	1.45	(.69)	(.37)	(1.06)	21.69	7.28		5,076		.39		3.38
7/31/2015	21.44	.73	(.04)	.69	(.83)	—	(.83)	21.30	3.20		4,042		.38		3.35

Class F-3:
7/31/2019	23.28	.78	.13	.91	(.75)	(.88)	(1.63)	22.56	4.52		3,343		.28		3.50
7/31/2018	22.87	.79	.84	1.63	(.72)	(.50)	(1.22)	23.28	7.27		2,747		.28		3.43
7/31/2017[5,8]	22.07	.49	.67	1.16	(.36)	—	(.36)	22.87	5.30	[7]	1,763		.30	[9]	4.33	[9]
Class 529-A:
7/31/2019	23.23	.70	.13	.83	(.67)	(.88)	(1.55)	22.51	4.15		1,704		.64		3.15
7/31/2018	22.83	.71	.83	1.54	(.64)	(.50)	(1.14)	23.23	6.87		1,733		.63		3.08
7/31/2017	21.66	.72	1.10	1.82	(.65)	—	(.65)	22.83	8.58		1,606		.64		3.30
7/31/2016	21.27	.64	.76	1.40	(.64)	(.37)	(1.01)	21.66	7.00		1,525		.66		3.11
7/31/2015	21.41	.67	(.04)	.63	(.77)	—	(.77)	21.27	2.92		1,489		.65		3.09

30	The Income Fund of America

		Income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]		Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income to average net assets
Class 529-C:
7/31/2019	$23.15	$.53	$.13	$.66	$(.50)	$(.88)	$(1.38)	$22.43	3.37%		$271		1.38%		2.41%
7/31/2018	22.73	.53	.83	1.36	(.44)	(.50)	(.94)	23.15	6.06		322		1.39		2.30
7/31/2017	21.57	.55	1.09	1.64	(.48)	—	(.48)	22.73	7.74		464		1.41		2.52
7/31/2016	21.18	.48	.76	1.24	(.48)	(.37)	(.85)	21.57	6.20		463		1.43		2.34
7/31/2015	21.33	.50	(.05)	.45	(.60)	—	(.60)	21.18	2.09		466		1.42		2.32
Class 529-E:
7/31/2019	23.16	.65	.12	.77	(.62)	(.88)	(1.50)	22.43	3.87		64		.86		2.92
7/31/2018	22.76	.66	.83	1.49	(.59)	(.50)	(1.09)	23.16	6.63		69		.86		2.84
7/31/2017	21.60	.67	1.09	1.76	(.60)	—	(.60)	22.76	8.30		70		.87		3.06
7/31/2016	21.21	.59	.76	1.35	(.59)	(.37)	(.96)	21.60	6.76		66		.89		2.88
7/31/2015	21.35	.62	(.04)	.58	(.72)	—	(.72)	21.21	2.68		64		.89		2.85
Class 529-T:
7/31/2019	23.29	.75	.13	.88	(.72)	(.88)	(1.60)	22.57	4.38	[3]	—	[4]	.41	[3]	3.37	[3]
7/31/2018	22.88	.76	.84	1.60	(.69)	(.50)	(1.19)	23.29	7.12	[3]	—	[4]	.41	[3]	3.30	[3]
7/31/2017[5,6]	22.27	.28	.50	.78	(.17)	—	(.17)	22.88	3.52	[3,7]	—	[4]	.13	[3,7]	1.24	[3,7]
Class 529-F-1:
7/31/2019	23.23	.75	.13	.88	(.73)	(.88)	(1.61)	22.50	4.36		92		.40		3.39
7/31/2018	22.83	.77	.82	1.59	(.69)	(.50)	(1.19)	23.23	7.10		81		.40		3.32
7/31/2017	21.66	.78	1.09	1.87	(.70)	—	(.70)	22.83	8.83		71		.41		3.53
7/31/2016	21.27	.69	.76	1.45	(.69)	(.37)	(1.06)	21.66	7.25		61		.43		3.34
7/31/2015	21.41	.72	(.04)	.68	(.82)	—	(.82)	21.27	3.16		58		.42		3.31
Class R-1:
7/31/2019	23.13	.53	.14	.67	(.51)	(.88)	(1.39)	22.41	3.38		99		1.37		2.41
7/31/2018	22.73	.54	.83	1.37	(.47)	(.50)	(.97)	23.13	6.09		116		1.37		2.33
7/31/2017	21.57	.55	1.10	1.65	(.49)	—	(.49)	22.73	7.76		124		1.39		2.53
7/31/2016	21.18	.49	.76	1.25	(.49)	(.37)	(.86)	21.57	6.25		133		1.37		2.40
7/31/2015	21.33	.51	(.05)	.46	(.61)	—	(.61)	21.18	2.16		139		1.36		2.38
Class R-2:
7/31/2019	23.01	.53	.13	.66	(.51)	(.88)	(1.39)	22.28	3.37		439		1.38		2.41
7/31/2018	22.62	.54	.82	1.36	(.47)	(.50)	(.97)	23.01	6.09		488		1.37		2.34
7/31/2017	21.47	.55	1.09	1.64	(.49)	—	(.49)	22.62	7.77		533		1.40		2.52
7/31/2016	21.09	.49	.75	1.24	(.49)	(.37)	(.86)	21.47	6.25		577		1.36		2.41
7/31/2015	21.23	.52	(.04)	.48	(.62)	—	(.62)	21.09	2.24		599		1.32		2.42
Class R-2E:
7/31/2019	23.22	.60	.13	.73	(.58)	(.88)	(1.46)	22.49	3.66		36		1.08		2.71
7/31/2018	22.82	.61	.83	1.44	(.54)	(.50)	(1.04)	23.22	6.40		28		1.08		2.63
7/31/2017	21.66	.65	1.08	1.73	(.57)	—	(.57)	22.82	8.11		22		1.09		2.95
7/31/2016	21.29	.58	.75	1.33	(.59)	(.37)	(.96)	21.66	6.64		7		1.03		2.86
7/31/2015[5,10]	21.98	.54	(.47)	.07	(.76)	—	(.76)	21.29	.28	[3,7]	—	[4]	.96	[3,9]	2.73	[3,9]

See end of table for footnotes.

The Income Fund of America	31

Financial highlights (continued)

		Income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]		Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income to average net assets
Class R-3:
7/31/2019	$23.19	$.63	$.13	$.76	$(.61)	$(.88)	$(1.49)	$22.46	3.80%		$954		.93%		2.86%
7/31/2018	22.78	.64	.84	1.48	(.57)	(.50)	(1.07)	23.19	6.60		1,057		.92		2.78
7/31/2017	21.62	.65	1.10	1.75	(.59)	—	(.59)	22.78	8.23		1,183		.95		2.97
7/31/2016	21.23	.59	.75	1.34	(.58)	(.37)	(.95)	21.62	6.71		1,217		.92		2.85
7/31/2015	21.37	.61	(.04)	.57	(.71)	—	(.71)	21.23	2.65		1,275		.92		2.83
Class R-4:
7/31/2019	23.24	.70	.13	.83	(.67)	(.88)	(1.55)	22.52	4.15		1,018		.63		3.16
7/31/2018	22.83	.71	.84	1.55	(.64)	(.50)	(1.14)	23.24	6.90		1,154		.63		3.07
7/31/2017	21.67	.73	1.09	1.82	(.66)	—	(.66)	22.83	8.54		1,365		.64		3.31
7/31/2016	21.27	.65	.76	1.41	(.64)	(.37)	(1.01)	21.67	7.07		1,189		.62		3.15
7/31/2015	21.42	.68	(.06)	.62	(.77)	—	(.77)	21.27	2.90		1,203		.62		3.12
Class R-5E:
7/31/2019	23.26	.74	.14	.88	(.72)	(.88)	(1.60)	22.54	4.38		21		.42		3.34
7/31/2018	22.85	.78	.82	1.60	(.69)	(.50)	(1.19)	23.26	7.14		6		.41		3.38
7/31/2017	21.69	.90	.95	1.85	(.69)	—	(.69)	22.85	8.72		1		.44		4.04
7/31/2016[5,11]	21.03	.47	1.07	1.54	(.51)	(.37)	(.88)	21.69	7.70	[7]	—	[4]	.48	[9]	3.30	[9]
Class R-5:
7/31/2019	23.28	.77	.13	.90	(.74)	(.88)	(1.62)	22.56	4.47		445		.32		3.46
7/31/2018	22.87	.78	.84	1.62	(.71)	(.50)	(1.21)	23.28	7.21		449		.33		3.38
7/31/2017	21.70	.78	1.11	1.89	(.72)	—	(.72)	22.87	8.89		429		.34		3.53
7/31/2016	21.31	.71	.76	1.47	(.71)	(.37)	(1.08)	21.70	7.34		516		.33		3.46
7/31/2015	21.45	.74	(.04)	.70	(.84)	—	(.84)	21.31	3.25		658		.32		3.41
Class R-6:
7/31/2019	23.30	.78	.13	.91	(.75)	(.88)	(1.63)	22.58	4.52		10,202		.28		3.51
7/31/2018	22.88	.80	.84	1.64	(.72)	(.50)	(1.22)	23.30	7.31		8,478		.28		3.44
7/31/2017	21.71	.81	1.09	1.90	(.73)	—	(.73)	22.88	8.95		6,464		.28		3.68
7/31/2016	21.32	.72	.76	1.48	(.72)	(.37)	(1.09)	21.71	7.39		4,606		.28		3.49
7/31/2015	21.46	.75	(.04)	.71	(.85)	—	(.85)	21.32	3.30		3,176		.28		3.45

	Year ended July 31,
Portfolio turnover rate for all share classes[12,13]	2019	2018	2017	2016	2015
Excluding mortgage dollar roll transactions	48%	53%	34%	39%	32%
Including mortgage dollar roll transactions	67%	70%	42%	52%	45%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[4]	Amount less than $1 million.
[5]	Based on operations for a period that is less than a full year.
[6]	Class T and 529-T shares began investment operations on April 7, 2017.
[7]	Not annualized.
[8]	Class F-3 shares began investment operations on January 27, 2017.
[9]	Annualized.
[10]	Class R-2E shares began investment operations on August 29, 2014.
[11]	Class R-5E shares began investment operations on November 20, 2015.
[12]	Refer to Note 5 for more information on mortgage dollar rolls.
[13]	Rates do not include the portfolio activity of Capital Group Central Cash Fund.

See notes to financial statements.

32	The Income Fund of America

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of The Income Fund of America:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of The Income Fund of America (the “Fund”), including the investment portfolio and the summary investment portfolio, as of July 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Costa Mesa, California

September 10, 2019

We have served as the auditor of one or more American Funds investment companies since 1956.

The Income Fund of America

Part C

Other Information

Item 28.	Exhibits for Registration Statement (1940 Act No. 811-01880 and 1933 Act. No. 002-33371)

(a)	Articles of Incorporation – Certificate of Trust dated 8/20/09 – previously filed (see P/E Amendment No. 70 filed 9/30/10); and Amended and Restated Agreement and Declaration of Trust dated 9/11/17 – previously filed (see P/E Amendment No. 91 filed 9/29/17)

(b)	By-laws – Amended and Restated By-laws effective 8/27/18 – previously filed (see P/E Amendment No. 93 filed 9/28/18)

(c)	Instruments Defining Rights of Security Holders – Form of Share Certificate – previously filed (see P/E Amendment No. 55 filed 3/8/01)

(d)	Investment Advisory Contracts – Amended and Restated Investment Advisory and Service Agreement dated 2/1/16 – previously filed (see P/E Amendment No. 85 filed 9/30/16)

(e)	Underwriting Contracts – Amended and Restated Principal Underwriting Agreement effective 4/7/17 – previously filed (see P/E Amendment No. 91 filed 9/29/17); Form of Selling Group Agreement – previously filed (see P/E Amendment No. 91 filed 9/29/17); Form of Bank/Trust Company Selling Group Agreement – previously filed (see P/E Amendment No. 91 filed 9/29/17); Form of Class F Share Participation Agreement – previously filed (see P/E Amendment No. 91 filed 9/29/17); and Form of Bank/Trust Company Participation Agreement for Class F Shares – previously filed (see P/E Amendment No. 91 filed 9/29/17)

(f)	Bonus or Profit Sharing Contracts – Deferred Compensation Plan effective 3/31/19

(g)	Custodian Agreements – Form of Global Custody Agreement dated 12/21/06 – previously filed (see P/E Amendment No. 64 filed 9/28/07); and Form of Amendment to Global Custody Agreement effective 7/1/15 – previously filed (see P/E Amendment No. 81 filed 10/1/15)

(h)	Other Material Contracts – Form of Indemnification Agreement – previously filed (see P/E Amendment No. 70 filed 9/30/10); Form of Agreement and Plan of Reorganization dated 8/24/09 – previously filed (see P/E Amendment No. 70 filed 9/30/10); Amended and Restated Shareholder Services Agreement effective 4/7/17 – previously filed (see P/E Amendment No. 91 filed 9/29/17); and Amended and Restated Administrative Services Agreement effective 1/1/18 – previously filed (see P/E Amendment No. 93 filed 9/28/18)

(i)	Legal Opinion – Legal Opinion – previously filed (see P/E Amendment No. 70 filed 9/30/10; P/E Amendment No. 77 filed 8/28/14; P/E Amendment No. 83 filed 10/29/15; P/E Amendment No. 87 filed 12/29/16; and P/E Amendment No. 89 filed 4/6/17)

(j)	Other Opinions – Consent of Independent Registered Public Accounting Firm

(k)       Omitted financial statements - none

(l)	Initial capital agreements - not applicable to this filing

(m)	Rule 12b-1 Plan – Forms of Plans of Distribution for Class A, C, F-1, 529-A, 529-C, 529-E, 529-F-1, R-1, R-2, R-3 and R-4 shares dated 10/1/10 – previously filed (see P/E Amendment No. 70 filed 9/30/10); Form of Plan of Distribution for Class shares R-2E dated 8/29/14 – previously filed (see P/E Amendment No. 77 filed 8/28/14); and Plans of Distribution for Class T Shares and Class 529-T Shares dated 4/7/17 – previously filed (see P/E Amendment No. 91 filed 9/29/17)

(n)	Rule 18f-3 Plan – Amended and Restated Multiple Class plan effective 1/1/18 – previously filed (see P/E Amendment No. 93 filed 9/28/18)

(o)       Reserved

(p)	Code of Ethics – Code of Ethics for The Capital Group Companies dated July 2019; and Code of Ethics for Registrant

Item 29.	Persons Controlled by or under Common Control with the Fund

None

Item 30.	Indemnification

The Registrant is a joint-insured under Investment Adviser/Mutual Fund Errors and Omissions Policies, which insure its officers and trustees against certain liabilities. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify the individual.

Article 8 of the Registrant’s Declaration of Trust as well as the indemnification agreements that the Registrant has entered into with each of its trustees who is not an “interested person” of the Registrant (as defined under the Investment Company Act of 1940, as amended), provide in effect that the Registrant will indemnify its officers and trustees against any liability or expenses actually and reasonably incurred by such person in any proceeding arising out of or in connection with his or her service to the Registrant, to the fullest extent permitted by applicable law, subject to certain conditions. In accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940, as amended, and their respective terms, these provisions do not protect any person against any liability to the Registrant or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Registrant will comply with the indemnification requirements contained in the Investment Company Act of 1940, as amended, and Release Nos. 7221 (June 9, 1972) and 11330 (September 4, 1980).

Item 31.	Business and Other Connections of the Investment Adviser

None

Item 32.	Principal Underwriters

(a)        American Funds Distributors, Inc. is the Principal Underwriter of shares of: AMCAP Fund, American Balanced Fund, American Funds College Target Date Series, American Funds Corporate Bond Fund, American Funds Developing World Growth and Income Fund, American Funds Emerging Markets Bond Fund, American Funds Fundamental Investors, American Funds Global Balanced Fund, The American Funds Income Series, American Funds Inflation Linked Bond Fund, American Funds Mortgage Fund, American Funds Portfolio Series, American Funds Retirement Income Portfolio Series, American Funds Short-Term Tax-Exempt Bond Fund, American Funds Strategic Bond Fund, American Funds Target Date Retirement Series, American Funds Tax-Exempt Fund of New York, The American Funds Tax-Exempt Series II, American Funds U.S. Government Money Market Fund, American High-Income Municipal Bond Fund, American High-Income Trust, American Mutual Fund, The Bond Fund of America, Capital Group Emerging Markets Total Opportunities Fund, Capital Income Builder, Capital Group Private Client Services Funds, Capital World Bond Fund, Capital World Growth and Income Fund, Emerging Markets Growth Fund, Inc., EuroPacific Growth Fund, The Growth Fund of America, The Income Fund of America, Intermediate Bond Fund of America, International Growth and Income Fund, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, New World Fund, Inc., Short-Term Bond Fund of America, SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America and Washington Mutual Investors Fund

(b)

	(1) Name and Principal Business Address	(2) Positions and Offices with Underwriter	(3) Positions and Offices with Registrant
LAO	C. Thomas Akin II	Regional Vice President	None

LAO	Christopher S. Anast	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	William C. Anderson	Director, Senior Vice President and Chief Compliance Officer	None
LAO	Dion T. Angelopoulos	Assistant Vice President	None
LAO	Luis F. Arocha	Regional Vice President	None
LAO	Keith D. Ashley	Regional Vice President	None
LAO	Curtis A. Baker	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	T. Patrick Bardsley	Vice President	None
SNO	Mark C. Barile	Assistant Vice President	None
LAO	Shakeel A. Barkat	Senior Vice President	None
LAO	Antonio M. Bass	Regional Vice President	None
LAO	Brett A. Beach	Assistant Vice President	None
LAO	Katherine A. Beattie	Senior Vice President	None
LAO	Scott G. Beckerman	Vice President	None
LAO	Bethann Beiermeister	Regional Vice President	None
LAO	Clyde O. Bell	Assistant Vice President	None
LAO	Jeb M. Bent	Vice President	None
LAO	Matthew D. Benton	Regional Vice President	None
LAO	Jerry R. Berg	Vice President	None
LAO	Joseph W. Best, Jr.	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Roger J. Bianco, Jr.	Senior Vice President	None

LAO	Ryan M. Bickle	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Peter D. Bjork	Regional Vice President	None
LAO	Marek Blaskovic	Vice President	None
LAO	Matthew C. Bloemer	Regional Vice President	None
LAO	Jeffrey E. Blum	Regional Vice President	None
LAO	Gerard M. Bockstie, Jr.	Senior Vice President	None
LAO	Jon T. Boldt	Regional Vice President	None
LAO	Jill M. Boudreau	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Andre W. Bouvier	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Michael A. Bowman	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Jordan C. Bowers	Regional Vice President	None
LAO	David H. Bradin	Vice President	None
LAO	William P. Brady	Senior Vice President	None
LAO	William G. Bridge	Vice President	None
IND	Robert W. Brinkman	Assistant Vice President	None
LAO	Jeffrey R. Brooks	Vice President	None
LAO	Kevin G. Broulette	Vice President, Capital Group Institutional Investment Services Division	None
LAO	E. Chapman Brown, Jr.	Vice President	None

LAO	Toni L. Brown	Senior Vice President, Capital Group Institutional Investment Services Division	None
IND	Jennifer A. Bruce	Assistant Vice President	None
LAO	Gary D. Bryce	Vice President	None
LAO	Ronan J. Burke	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Steven Calabria	Senior Vice President	None
LAO	Thomas E. Callahan	Senior Vice President	None
LAO	Matthew S. Cameron	Regional Vice President	None
LAO	Anthony J. Camilleri	Vice President	None
LAO	Kelly V. Campbell	Vice President	None
LAO	Anthon S. Cannon III	Vice President	None
LAO	Kevin J. Carevic	Regional Vice President	None
LAO	Jason S. Carlough	Vice President	None
LAO	Damian F. Carroll	Senior Vice President	None
LAO	James D. Carter	Senior Vice President	None
LAO	Stephen L. Caruthers	Senior Vice President, Capital Group Institutional Investment Services Division	None
SFO	James G. Carville	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Philip L. Casciano	Regional Vice President	None
LAO	Brian C. Casey	Senior Vice President	None
LAO	Christopher M. Cefalo	Vice President	None

LAO	Joseph M. Cella	Regional Vice President	None
LAO	Kent W. Chan	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Thomas M. Charon	Senior Vice President	None
LAO	Ibrahim Chaudry	Vice President, Capital Group Institutional Investment Services Division	None
SNO	Marcus L. Chaves	Assistant Vice President	None
LAO	Daniel A. Chodosch	Vice President	None
LAO	Wellington Choi	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Andrew T. Christos	Regional Vice President	None
LAO	Paul A. Cieslik	Senior Vice President	None
IND	G. Michael Cisternino	Vice President	None
LAO	Andrew R. Claeson	Vice President	None
LAO	Michael J. Clark	Regional Vice President	None
IND	David A. Clase	Vice President	None
LAO	Jamie A. Claypool	Regional Vice President	None
LAO	Kyle R. Coffey	Regional Vice President	None
IND	Timothy J. Colvin	Regional Vice President	None
SNO	Brandon J Cone	Assistant Vice President	None
LAO	Christopher M. Conwell	Vice President	None
LAO	C. Jeffrey Cook	Senior Vice President, Capital Group Institutional Investment Services Division	None

LAO	Greggory J. Cowan	Regional Vice President	None
IND	Sarah D. Crews	Assistant Vice President	None
LAO	Joseph G. Cronin	Senior Vice President	None
IND	Jill R. Cross	Vice President	None
LAO	D. Erick Crowdus	Vice President	None
LAO	Hanh M. Dao	Vice President	None
LAO	Alex L. DaPron	Regional Vice President	None
LAO	William F. Daugherty	Senior Vice President	None
SNO	Bradley C. Davis	Assistant Vice President	None
LAO	Scott T. Davis	Vice President	None
LAO	Shane L. Davis	Vice President	None
LAO	Peter J. Deavan	Senior Vice President	None
LAO	Guy E. Decker	Senior Vice President	None
LAO	Daniel Delianedis	Senior Vice President	None
LAO	Mark A. Dence	Senior Vice President	None
SNO	Brian M. Derrico	Vice President	None
LAO	Stephen Deschenes	Senior Vice President	None
LAO	Alexander J. Diorio	Regional Vice President	None
LAO	Mario P. DiVito	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Joanne H. Dodd	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Kevin F. Dolan	Senior Vice President	None

LAO	John H. Donovan IV	Assistant Vice President	None
LAO	Ronald Q. Dottin	Vice President
LAO	John J. Doyle	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Ryan T. Doyle	Vice President	None
SNO	Melissa A. Dreyer	Assistant Vice President	None
LAO	Craig Duglin	Senior Vice President	None
LAO	Alan J. Dumas	Regional Vice President	None
SNO	Bryan K. Dunham	Assistant Vice President	None
LAO	Sean P. Durkin	Regional Vice President	None
LAO	John E. Dwyer IV	Senior Vice President, Capital Group Institutional Investment Services Division	None
IND	Karyn B. Dzurisin	Vice President	None
LAO	Kevin C. Easley	Senior Vice President	None
LAO	Damian Eckstein	Vice President	None
LAO	Matthew J. Eisenhardt	Senior Vice President	None
LAO	Timothy L. Ellis	Senior Vice President	None
LAO	John A. Erickson	Assistant Vice President	None
LAO	Riley O. Etheridge, Jr.	Senior Vice President	None
LAO	E. Luke Farrell	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Bryan R. Favilla	Regional Vice President	None
LAO	Joseph M. Fazio	Regional Vice President	None

LAO	Mark A. Ferraro	Vice President	None
LAO	Brandon J. Fetta	Assistant Vice President	None
LAO	Kevin H. Folks	Vice President	None
LAO	David R. Ford	Vice President	None
LAO	William E. Ford	Vice President	None
LAO	Steven M. Fox	Vice President	None
LAO	Daniel Frick	Senior Vice President	None
LAO	Tyler L. Furek	Regional Vice President	None
SNO	Arturo V. Garcia, Jr.	Vice President	None
LAO	J. Gregory Garrett	Senior Vice President, Capital Group Institutional Investment Services Division	None
SNO	Edward S. Garza	Regional Vice President	None
LAO	Brian K. Geiger	Vice President	None
LAO	Leslie B. Geller	Vice President	None
LAO	Jacob M. Gerber	Vice President, Capital Group Institutional Investment Services Division	None
LAO	J. Christopher Gies	Senior Vice President	None
LAO	Pamela A. Gillett	Regional Vice President	None
LAO	William F. Gilmartin	Vice President	None
LAO	Kathleen D. Golden	Regional Vice President	None
SNO	Craig B. Gray	Assistant Vice President	None
LAO	Robert E. Greeley, Jr.	Vice President	None
LAO	Jameson R. Greenstone	Regional Vice President	None

LAO	Jeffrey J. Greiner	Senior Vice President	None
LAO	Eric M. Grey	Senior Vice President	None
LAO	Karen M. Griffin	Assistant Vice President	None
LAO	E. Renee Grimm	Vice President	None
LAO	Scott A. Grouten	Regional Vice President	None
SNO	Virginia Guevara	Assistant Vice President	None
IRV	Steven Guida	Senior Vice President	None
LAO	Sam S. Gumma	Vice President	None
LAO	Jan S. Gunderson	Senior Vice President	None
SNO	Lori L. Guy	Regional Vice President	None
LAO	Ralph E. Haberli	Senior Vice President; Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Paul B. Hammond	Senior Vice President	None
LAO	Philip E. Haning	Vice President	None
LAO	Dale K. Hanks	Vice President, Capital Group Institutional Investment Services Division	None
LAO	David R. Hanna	Vice President	None
LAO	Brandon S. Hansen	Regional Vice President	None
LAO	Julie O. Hansen	Vice President	None
LAO	Kenneth J. Hargreaves	Regional Vice President	None
LAO	John R. Harley	Senior Vice President	None
LAO	Calvin L. Harrelson III	Senior Vice President, Capital Group Institutional Investment Services Division	None

LAO	Robert J. Hartig, Jr.	Senior Vice President	None
LAO	Craig W. Hartigan	Senior Vice President	None
LAO	Alan M. Heaton	Vice President	None
LAO	Clifford W. “Webb” Heidinger	Vice President	None
LAO	Brock A. Hillman	Vice President, Capital Group Institutional Investment Services Division	None
IND	Kristin S. Himsel	Regional Vice President	None
LAO	Jennifer M. Hoang	Vice President	None
LAO	Jessica K. Hooyenga	Regional Vice President	None
LAO	Heidi B. Horwitz-Marcus	Senior Vice President	None
LAO	David R. Hreha	Vice President	None
LAO	Frederic J. Huber	Senior Vice President	None
LAO	David K. Hummelberg	Director, Executive Vice President, Principal Operating Officer and Principal Financial Officer	None
LAO	Jeffrey K. Hunkins	Vice President	None
LAO	Christa M. Iacono	Assistant Vice President	None
LAO	Marc G. Ialeggio	Senior Vice President	None
IND	David K. Jacocks	Vice President	None
LAO	Maurice E. Jadah	Regional Vice President	None
LAO	W. Chris Jenkins	Senior Vice President	None
LAO	Daniel J. Jess II	Vice President	None
IND	Jameel S. Jiwani	Regional Vice President	None
LAO	Sarah C. Johnson	Vice President	None

LAO	Brendan M. Jonland	Vice President	None
LAO	Kathryn H. Jordan	Regional Vice President	None
LAO	David G. Jordt	Vice President	None
LAO	Stephen T. Joyce	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Wassan M. Kasey	Vice President	None
LAO	John P. Keating	Senior Vice President	None
LAO	David B. Keib	Vice President	None
LAO	Brian G. Kelly	Senior Vice President	None
LAO	Christopher J. Kennedy	Regional Vice President	None
LAO	Jason A. Kerr	Vice President	None
LAO	Ryan C. Kidwell	Senior Vice President	None
LAO	Nora A. Kilaghbian	Vice President	None
IRV	Michael C. Kim	Vice President	None
LAO	Charles A. King	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Mark Kistler	Senior Vice President	None
LAO	Stephen J. Knutson	Assistant Vice President	None
LAO	Michael J. Koch	Regional Vice President	None
LAO	James M. Kreider	Vice President	None
LAO	Andrew M. Kruger	Regional Vice President	None
SNO	David D. Kuncho	Vice President	None

LAO	Richard M. Lang	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Christopher F. Lanzafame	Senior Vice President	None
LAO	Andrew P. Laskowski	Regional Vice President	None
LAO	Matthew N. Leeper	Vice President	None
LAO	Clay M. Leveritt	Vice President	None
LAO	Lorin E. Liesy	Senior Vice President	None
IND	Justin L. Linder	Assistant Vice President	None
LAO	Louis K. Linquata	Senior Vice President	None
LAO	Heather M. Lord	Senior Vice President	None
LAO	Peter K. Maddox	Regional Vice President	None
LAO	James M. Maher	Vice President	None
LAO	Brendan T. Mahoney	Senior Vice President	None
LAO	Nathan G. Mains	Vice President	None
LAO	Jeffrey N. Malbasa	Regional Vice President	None
LAO	Usma A. Malik	Assistant Vice President	None
LAO	Brooke M. Marrujo	Vice President	None
LAO	Kristan N. Martin	Regional Vice President	None
LAO	J. T. Masteller	Regional Vice President	None
LAO	Stephen B. May	Vice President	None
LAO	Joseph A. McCreesh, III	Senior Vice President	None
LAO	Ross M. McDonald	Senior Vice President	None
LAO	Timothy W. McHale	Secretary	None

LAO	Max J. McQuiston	Vice President	None
LAO	Scott M. Meade	Senior Vice President	None
LAO	Christopher J. Meek	Regional Vice President	None
LAO	Simon Mendelson	Senior Vice President	None
LAO	David A. Merrill	Assistant Vice President	None
LAO	Conrad F. Metzger	Regional Vice President	None
LAO	Benjamin J. Miller	Regional Vice President	None
LAO	Jennifer M. Miller	Regional Vice President	None
LAO	Tammy H. Miller	Assistant Vice President	None
LAO	William T. Mills	Senior Vice President	None
LAO	Sean C. Minor	Senior Vice President	None
LAO	Louis W. Minora	Regional Vice President	None
LAO	James R. Mitchell III	Senior Vice President	None
LAO	Charles L. Mitsakos	Senior Vice President	None
LAO	Robert P. Moffett III	Vice President	None
IND	Eric E. Momcilovich	Assistant Vice President	None
LAO	David H. Morrison	Vice President	None
LAO	Andrew J. Moscardini	Senior Vice President, Capital Group Institutional Investment Services Division	None
NYO	Timothy J. Murphy	Senior Vice President	None
LAO	Christina M. Neal	Assistant Vice President	None
LAO	Jon C. Nicolazzo	Vice President	None
LAO	Earnest M. Niemi	Senior Vice President	None

LAO	William E. Noe	Senior Vice President	None
LAO	Jeanell A. Novak	Assistant Vice President	None
LAO	Matthew P. O’Connor	Director, Chairman and Chief Executive Officer; Senior Vice President, Capital Group Institutional Investment Services Division	None
IND	Jody L. O’Dell	Assistant Vice President	None
LAO	Jonathan H. O’Flynn	Senior Vice President	None
LAO	Peter A. Olsen	Vice President	None
LAO	Jeffrey A. Olson	Vice President	None
LAO	Thomas A. O’Neil	Senior Vice President	None
IRV	Paula A. Orologas	Vice President	None
LAO	Gregory H. Ortman	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Shawn M. O’Sullivan	Senior Vice President	None
IND	Lance T. Owens	Vice President	None
LAO	Kristina E. Page	Vice President	None
LAO	Rodney Dean Parker II	Senior Vice President	None
LAO	Ingrid S. Parl	Regional Vice President	None
LAO	William D. Parsley	Regional Vice President	None
LAO	Lynn M. Patrick	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Timothy C. Patterson	Vice President	None
LAO	W. Burke Patterson, Jr.	Senior Vice President	None

LAO	Gary A. Peace	Senior Vice President	None
LAO	Robert J. Peche	Vice President	None
LAO	David K. Petzke	Senior Vice President	None
LAO	Harry A. Phinney	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Adam W. Phillips	Vice President	None
LAO	Joseph M. Piccolo	Vice President	None
LAO	Keith A. Piken	Senior Vice President	None
LAO	Carl S. Platou	Senior Vice President	None
LAO	David T. Polak	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Michael E. Pollgreen	Assistant Vice President	None
LAO	Charles R. Porcher	Senior Vice President	None
SNO	Robert B. Potter III	Assistant Vice President	None
LAO	Darrell W. Pounders	Regional Vice President	None
LAO	Steven J. Quagrello	Senior Vice President	None
IND	Kelly S. Quick	Assistant Vice President	None
LAO	Michael R. Quinn	Senior Vice President	None
LAO	Ryan E. Radtke	Regional Vice President	None
LAO	James R. Raker	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Sunder R. Ramkumar	Senior Vice President	None
LAO	Rachel M. Ramos	Assistant Vice President	None

LAO	Rene M. Reincke	Vice President	None
LAO	Michael D. Reynaert	Regional Vice President	None
IND	Richard Rhymaun	Vice President	None
LAO	Christopher J. Richardson	Vice President	None
SNO	Stephanie A. Robichaud	Assistant Vice President	None
LAO	Jeffrey J. Robinson	Vice President	None
LAO	Matthew M. Robinson	Vice President	None
LAO	Rochelle C. Rodriguez	Senior Vice President	None
LAO	Melissa B. Roe	Senior Vice President	None
LAO	Thomas W. Rose	Senior Vice President, Capital Group Institutional Investment Services Division	None
SNO	Tracy M. Roth	Assistant Vice President	None
LAO	Rome D. Rottura	Senior Vice President	None
LAO	Shane A. Russell	Vice President	None
LAO	William M. Ryan	Senior Vice President	None
IND	Brenda S. Rynski	Regional Vice President	None
LAO	Richard A. Sabec, Jr.	Senior Vice President	None
SNO	Richard R. Salinas	Assistant Vice President	None
LAO	Paul V. Santoro	Senior Vice President	None
LAO	Keith A. Saunders	Vice President	None
LAO	Joe D. Scarpitti	Senior Vice President	None
LAO	Michael A. Schweitzer	Senior Vice President	None
LAO	Domenic A. Sciarra	Assistant Vice President	None

LAO	Mark A. Seaman	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	James J. Sewell III	Senior Vice President	None
LAO	Arthur M. Sgroi	Senior Vice President	None
LAO	Nathan W. Simmons	Vice President	None
LAO	Melissa A. Sloane	Vice President	None
LAO	Joshua J. Smith	Regional Vice President	None
LAO	Taylor D. Smith	Regional Vice President	None
SNO	Stacy D. Smolka	Senior Vice President	None
LAO	Stephanie L. Smolka	Regional Vice President	None
LAO	J. Eric Snively	Senior Vice President	None
LAO	John A. Sobotowski	Assistant Vice President	None
LAO	Charles V. Sosa	Regional Vice President	None
LAO	Kristen J. Spazafumo	Vice President	None
LAO	Margaret V. Steinbach	Vice President	None
LAO	Michael P. Stern	Senior Vice President	None
LAO	Andrew J. Strandquist	Vice President	None
LAO	Kevin K. Suen	Regional Vice President	None
LAO	John R. Sulzicki	Regional Vice President	None
LAO	Peter D. Thatch	Senior Vice President	None
LAO	John B. Thomas	Vice President	None
LAO	Cynthia M. Thompson	Senior Vice President, Capital Group Institutional Investment Services Division	None

IND	Scott E. Thompson	Assistant Vice President	None
HRO	Stephen B. Thompson	Regional Vice President	None
LAO	Mark R. Threlfall	Vice President	None
LAO	Ryan D. Tiernan	Vice President	None
LAO	Emily R. Tillman	Vice President	None
LAO	Russell W. Tipper	Senior Vice President	None
LAO	Luke N. Trammell	Senior Vice President	None
LAO	Jordan A. Trevino	Vice President	None
LAO	Michael J. Triessl	Director	None
LAO	Shaun C. Tucker	Senior Vice President	None
IND	Ryan C. Tyson	Assistant Vice President	None
LAO	Jason A. Uberti	Vice President	None
LAO	David E. Unanue	Senior Vice President	None
LAO	John W. Urbanski	Regional Vice President	None
LAO	Idoya Urrutia	Vice President	None
LAO	Scott W. Ursin-Smith	Senior Vice President	None
LAO	Joe M. Valencia	Regional Vice President	None
LAO	Patrick D. Vance	Vice President	None
LAO	Veronica Vasquez	Assistant Vice President	None
LAO-W	Gerrit Veerman III	Senior Vice President, Capital Group Institutional Investment Services	None
LAO	Srinkanth Vemuri	Senior Vice President	None
LAO	Spilios Venetsanopoulos	Vice President	None

LAO	J. David Viale	Senior Vice President	None
LAO	Robert D. Vigneaux III	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Jayakumar Vijayanathan	Senior Vice President	None
LAO	Julie A. Vogel	Regional Vice President	None
LAO	Todd R. Wagner	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Jon N. Wainman	Vice President	None
LAO	Sherrie S. Walling	Vice President	None
LAO	Brian M. Walsh	Senior Vice President	None
LAO	Susan O. Walton	Senior Vice President, Capital Group Institutional Investment Services Division	None
SNO	Chris L. Wammack	Vice President	None
LAO	Matthew W. Ward	Regional Vice President	None
LAO	Thomas E. Warren	Senior Vice President	None
LAO	George J. Wenzel	Senior Vice President	None
LAO	Jason M. Weybrecht	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Adam B. Whitehead	Vice President	None
LAO	N. Dexter Williams	Senior Vice President	None
LAO	Jonathan D. Wilson	Regional Vice President	None
LAO	Steven Wilson	Senior Vice President	None
LAO	Steven C. Wilson	Vice President	None

LAO	Kimberly D. Wood	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Kurt A. Wuestenberg	Senior Vice President	None
LAO	Jonathan A. Young	Senior Vice President	None
LAO	Jason P. Young	Senior Vice President	None
LAO	Raul Zarco, Jr.	Vice President, Capital Group Institutional Investment Services Division	None
IND	Ellen M. Zawacki	Vice President	None
LAO	Connie R. Zeender	Regional Vice President	None

__________

DCO	Business Address, 2099 Pennsylvania Ave., NW, Suite 400A, Washington, DC 20006-6812
GVO-1	Business Address, 3 Place des Bergues, 1201 Geneva, Switzerland
HRO	Business Address, 5300 Robin Hood Road, Norfolk, VA 23513
IND	Business Address, 12811 North Meridian Street, Carmel, IN 46032
IRV	Business Address, 6455 Irvine Center Drive, Irvine, CA 92618
LAO	Business Address, 333 South Hope Street, Los Angeles, CA 90071
LAO-W	Business Address, 11100 Santa Monica Blvd., 15th Floor, Los Angeles, CA 90025
NYO	Business Address, 630 Fifth Avenue, 36th Floor, New York, NY 10111
SFO	Business Address, One Market, Steuart Tower, Suite 2000, San Francisco, CA 94105
SNO	Business Address, 3500 Wiseman Boulevard, San Antonio, TX 78251

(c)       None

Item 33.	Location of Accounts and Records

Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and kept in the offices of the Registrant’s investment adviser, Capital Research and Management Company, 333 South Hope Street, Los Angeles, California 90071; 6455 Irvine Center Drive, Irvine, California 92618; and/or 5300 Robin Hood Road, Norfolk, Virginia 23513.

Registrant’s records covering shareholder accounts are maintained and kept by its transfer agent, American Funds Service Company, 6455 Irvine Center Drive, Irvine, California 92618; 12811 North Meridian Street, Carmel, Indiana 46032; 3500 Wiseman Boulevard, San Antonio, Texas 78251; and 5300 Robin Hood Road, Norfolk, VA 23513.

Registrant’s records covering portfolio transactions are maintained and kept by its custodian, JPMorgan Chase Bank, N.A., 270 Park Avenue, New York, New York 10017-2070.

Item 34.	Management Services

None

Item 35.	Undertakings

None

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Los Angeles, and State of California on the 27th day of September, 2019.

THE INCOME FUND OF AMERICA

By: /s/ Donald H. Rolfe

(Donald H. Rolfe, Executive Vice President)

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on September 27, 2019, by the following persons in the capacities indicated.

	Signature	Title
(1)	Principal Executive Officer:
	/s/ Donald H. Rolfe	Executive Vice President
(Donald H. Rolfe)

(2)	Principal Financial Officer and Principal Accounting Officer:
	/s/ Hong Le	Treasurer
(Hong Le)

(3)	Trustees:

	Hilda L. Applbaum*	President and Trustee
	William H. Baribault*	Trustee
	Michael C. Camuñez*	Trustee
	Vanessa C. L. Chang*	Trustee
	Linda Griego*	Trustee
	Gregory D. Johnson*	Trustee
	Leonade D. Jones*	Trustee
	William D. Jones*	Trustee
	James J. Postl*	Chairman of the Board (Independent and Non-Executive)
	Josette Sheeran*	Trustee
	Margaret Spellings*	Trustee
	Isaac Stein*	Trustee
*By: /s/ Michael W. Stockton
(Michael W. Stockton, pursuant to a power of attorney filed herewith)

Counsel represents that the amendment does not contain disclosures that would make the amendment ineligible for effectiveness under the provisions of Rule 485(b).

/s/ Rachel V. Nass

(Rachel V. Nass, Counsel)

POWER OF ATTORNEY

I, Hilda L. Applbaum, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Balanced Fund (File No. 002-10758, File No. 811-00066)
-	American Funds Developing World Growth and Income Fund (File No. 333-190913, File No. 811-22881)
-	The Income Fund of America (File No. 002-33371, File No. 811-01880)
-	International Growth and Income Fund (File No. 333-152323, File No. 811-22215)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Laurie D. Neat Michael W. Stockton Courtney R. Taylor Jane Y. Chung Susan K. Countess Julie E. Lawton	Brian D. Bullard Brian C. Janssen Dori Laskin Hong Le Gregory F. Niland

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 1st day of January, 2019.

(City, State)

/s/ Hilda L. Applbaum

Hilda L. Applbaum, Board member

POWER OF ATTORNEY

I, William H. Baribault, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Balanced Fund (File No. 002-10758, File No. 811-00066)
-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Developing World Growth and Income Fund (File No. 333-190913, File No. 811-22881)
-	American Funds Emerging Markets Bond Fund (File No. 333-208636; File No. 811-23122)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Multi-Sector Income Fund (File No. 333-228995, File No. 811-23409)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Retirement Income Portfolio Series (File No. 333-203797, File No. 811-23053)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Strategic Bond Fund (File No. 333-207474, File No. 811-23101)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American Funds U.S. Government Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital Group Central Fund Series – Capital Group Central Cash Fund (File No. 811-23391)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	The Income Fund of America (File No. 002-33371, File No. 811-01880)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	International Growth and Income Fund (File No. 333-152323, File No. 811-22215)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Laurie D. Neat Michael W. Stockton Courtney R. Taylor Jane Y. Chung Susan K. Countess Julie E. Lawton	Brian D. Bullard Brian C. Janssen Dori Laskin Hong Le Gregory F. Niland

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 4th day of March, 2019.

(City, State)

/s/ William H. Baribault

William H. Baribault, Board member

POWER OF ATTORNEY

I, Michael C. Camuñez, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Balanced Fund (File No. 002-10758, File No. 811-00066)
-	American Funds Developing World Growth and Income Fund (File No. 333-190913, File No. 811-22881)
-	The Income Fund of America (File No. 002-33371, File No. 811-01880)
-	International Growth and Income Fund (File No. 333-152323, File No. 811-22215)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Laurie D. Neat Michael W. Stockton Courtney R. Taylor Jane Y. Chung Susan K. Countess Julie E. Lawton	Brian D. Bullard Brian C. Janssen Dori Laskin Hong Le Gregory F. Niland

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 1st day of January, 2019.

(City, State)

/s/ Michael C. Camuñez

Michael C. Camuñez, Board member

POWER OF ATTORNEY

I, Vanessa C. L. Chang, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Balanced Fund (File No. 002-10758, File No. 811-00066)
-	American Funds Developing World Growth and Income Fund (File No. 333-190913, File No. 811-22881)
-	Capital Group Emerging Markets Total Opportunities Fund (File No. 333-176635, File No. 811-22605)
-	Capital Group Private Client Services Funds (File No. 333-163115, File No. 811-22349)
-	Emerging Markets Growth Fund, Inc. (File No. 333-74995, File No. 811-04692)
-	EuroPacific Growth Fund (File No. 002-83847, File No. 811-03734)
-	EuroPacific Growth Fund
-	The Income Fund of America (File No. 002-33371, File No. 811-01880)
-	International Growth and Income Fund (File No. 333-152323, File No. 811-22215)
-	New Perspective Fund (File No. 002-47749, File No. 811-02333)
-	New World Fund, Inc. (File No. 333-67455, File No. 811-09105)
-	American Funds New World Fund

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Laurie D. Neat Michael W. Stockton Courtney R. Taylor Jane Y. Chung Susan K. Countess Julie E. Lawton	Brian D. Bullard Brian C. Janssen Dori Laskin Hong Le Gregory F. Niland

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 1st day of January, 2019.

(City, State)

/s/ Vanessa C. L. Chang

Vanessa C. L. Chang, Board member

POWER OF ATTORNEY

I, Linda Griego, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Balanced Fund (File No. 002-10758, File No. 811-00066)
-	American Funds Developing World Growth and Income Fund (File No. 333-190913, File No. 811-22881)
-	American Funds Fundamental Investors (File No. 002-10760, File No. 811-00032)
-	The Growth Fund of America (File No. 002-14728, File No. 811-00862)
-	The Income Fund of America (File No. 002-33371, File No. 811-01880)
-	International Growth and Income Fund (File No. 333-152323, File No. 811-22215)
-	SMALLCAP World Fund, Inc. (File No. 033-32785, File No. 811-05888)
-	SMALLCAP World Fund

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Laurie D. Neat Michael W. Stockton Courtney R. Taylor Jane Y. Chung Susan K. Countess Julie E. Lawton	Brian D. Bullard Brian C. Janssen Dori Laskin Hong Le Gregory F. Niland

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 1st day of January, 2019.

(City, State)

/s/ Linda Griego

Linda Griego, Board member

POWER OF ATTORNEY

I, Gregory D. Johnson, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Balanced Fund (File No. 002-10758, File No. 811-00066)
-	American Funds Developing World Growth and Income Fund (File No. 333-190913, File No. 811-22881)
-	The Income Fund of America (File No. 002-33371, File No. 811-01880)
-	International Growth and Income Fund (File No. 333-152323, File No. 811-22215)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Laurie D. Neat Michael W. Stockton Courtney R. Taylor Jane Y. Chung Susan K. Countess Julie E. Lawton	Brian D. Bullard Brian C. Janssen Dori Laskin Hong Le Gregory F. Niland

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at New York, NY, this 1st day of January, 2019.

(City, State)

/s/ Gregory D. Johnson

Gregory D. Johnson, Board member

POWER OF ATTORNEY

I, Leonade D. Jones, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Balanced Fund (File No. 002-10758, File No. 811-00066)
-	American Funds Developing World Growth and Income Fund (File No. 333-190913, File No. 811-22881)
-	American Funds Fundamental Investors (File No. 002-10760, File No. 811-00032)
-	Capital Income Builder (File No. 033-12967, File No. 811-05085)
-	Capital World Growth and Income Fund (File No. 033-54444, File No. 811-07338)
-	The Growth Fund of America (File No. 002-14728, File No. 811-00862)
-	The Income Fund of America (File No. 002-33371, File No. 811-01880)
-	International Growth and Income Fund (File No. 333-152323, File No. 811-22215)
-	The New Economy Fund (File No. 002-83848, File No. 811-03735)
-	SMALLCAP World Fund, Inc. (File No. 033-32785, File No. 811-05888)
-	SMALLCAP World Fund

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Laurie D. Neat Michael W. Stockton Courtney R. Taylor Jane Y. Chung Susan K. Countess Julie E. Lawton	Brian D. Bullard Brian C. Janssen Dori Laskin Hong Le Gregory F. Niland

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 1st day of January, 2019.

(City, State)

/s/ Leonade D. Jones

Leonade D. Jones, Board member

POWER OF ATTORNEY

I, William D. Jones, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	AMCAP Fund (File No. 002-26516, File No. 811-01435)
-	American Balanced Fund (File No. 002-10758, File No. 811-00066)
-	American Funds Developing World Growth and Income Fund (File No. 333-190913, File No. 811-22881)
-	American Funds Global Balanced Fund (File No. 333-170605, File No. 811-22496)
-	American Mutual Fund (File No. 002-10607, File No. 811-00572)
-	Capital Group Emerging Markets Total Opportunities Fund (File No. 333-176635, File No. 811-22605)
-	Capital Group Private Client Services Funds (File No. 333-163115, File No. 811-22349)
-	Emerging Markets Growth Fund, Inc. (File No. 333-74995, File No. 811-04692)
-	The Income Fund of America (File No. 002-33371, File No. 811-01880)
-	International Growth and Income Fund (File No. 333-152323, File No. 811-22215)
-	The Investment Company of America (File No. 002-10811, File No. 811-00116)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Laurie D. Neat Michael W. Stockton Courtney R. Taylor Jane Y. Chung Susan K. Countess Julie E. Lawton	Brian D. Bullard Brian C. Janssen Dori Laskin Hong Le Gregory F. Niland

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 1st day of January, 2019.

(City, State)

/s/ William D. Jones

William D. Jones, Board member

POWER OF ATTORNEY

I, James J. Postl, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Balanced Fund (File No. 002-10758, File No. 811-00066)
-	American Funds Developing World Growth and Income Fund (File No. 333-190913, File No. 811-22881)
-	The Income Fund of America (File No. 002-33371, File No. 811-01880)
-	International Growth and Income Fund (File No. 333-152323, File No. 811-22215)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Laurie D. Neat Michael W. Stockton Courtney R. Taylor Jane Y. Chung Susan K. Countess Julie E. Lawton	Brian D. Bullard Brian C. Janssen Dori Laskin Hong Le Gregory F. Niland

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 1st day of January, 2019.

(City, State)

/s/ James J. Postl

James J. Postl, Board member

POWER OF ATTORNEY

I, Josette Sheeran, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Balanced Fund (File No. 002-10758, File No. 811-00066)
-	American Funds Developing World Growth and Income Fund (File No. 333-190913, File No. 811-22881)
-	EuroPacific Growth Fund (File No. 002-83847, File No. 811-03734)
-	EuroPacific Growth Fund
-	The Income Fund of America (File No. 002-33371, File No. 811-01880)
-	International Growth and Income Fund (File No. 333-152323, File No. 811-22215)
-	New Perspective Fund (File No. 002-47749, File No. 811-02333)
-	New World Fund, Inc. (File No. 333-67455, File No. 811-09105)
-	American Funds New World Fund

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Laurie D. Neat Michael W. Stockton Courtney R. Taylor Jane Y. Chung Susan K. Countess Julie E. Lawton	Brian D. Bullard Brian C. Janssen Dori Laskin Hong Le Gregory F. Niland

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 1st day of January, 2019.

(City, State)

/s/ Josette Sheeran

Josette Sheeran, Board member

POWER OF ATTORNEY

I, Margaret Spellings, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Balanced Fund (File No. 002-10758, File No. 811-00066)
-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Developing World Growth and Income Fund (File No. 333-190913, File No. 811-22881)
-	American Funds Emerging Markets Bond Fund (File No. 333-208636; File No. 811-23122)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Multi-Sector Income Fund (File No. 333-228995, File No. 811-23409)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Retirement Income Portfolio Series (File No. 333-203797, File No. 811-23053)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Strategic Bond Fund (File No. 333-207474, File No. 811-23101)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American Funds U.S. Government Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital Group Central Fund Series – Capital Group Central Cash Fund (File No. 811-23391)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	The Income Fund of America (File No. 002-33371, File No. 811-01880)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	International Growth and Income Fund (File No. 333-152323, File No. 811-22215)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)
-	Washington Mutual Investors Fund (File No. 002-11051, File No. 811-00604)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Laurie D. Neat Michael W. Stockton Courtney R. Taylor Jane Y. Chung Susan K. Countess Julie E. Lawton	Brian D. Bullard Brian C. Janssen Dori Laskin Hong Le Gregory F. Niland

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 4th day of March, 2019.

(City, State)

/s/ Margaret Spellings

Margaret Spellings, Board member

POWER OF ATTORNEY

I, Isaac Stein, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Balanced Fund (File No. 002-10758, File No. 811-00066)
-	American Funds Developing World Growth and Income Fund (File No. 333-190913, File No. 811-22881)
-	The Income Fund of America (File No. 002-33371, File No. 811-01880)
-	International Growth and Income Fund (File No. 333-152323, File No. 811-22215)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Laurie D. Neat Michael W. Stockton Courtney R. Taylor Jane Y. Chung Susan K. Countess Julie E. Lawton	Brian D. Bullard Brian C. Janssen Dori Laskin Hong Le Gregory F. Niland

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 1st day of January, 2019.

(City, State)

/s/ Isaac Stein

Isaac Stein, Board member